(Fidelity logo Graphic)(registered trademark)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
EUROPE CAPITAL APPRECIATION
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C

ANNUAL REPORT

OCTOBER 31, 1999

CONTENTS

PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of the fund's
                                  investments.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          21  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         30  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  38  The auditors' opinion.

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. (recycle logo)This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -       5.60%
CL A

FIDELITY ADV EUROPE CAP APP -       -0.47%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI Europe                         6.79%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1999, the index included over 588 equity securities of countries domiciled in 15 European countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL A     MS Europe (Net MA tax)
             00736                       MS002
  1998/12/17       9425.00                    10000.00
  1998/12/31       9736.03                    10412.53
  1999/01/31       9811.43                    10347.66
  1999/02/28       9359.03                    10087.21
  1999/03/31       9377.88                    10199.58
  1999/04/30       9660.63                    10505.36
  1999/05/31       9264.78                    10002.68
  1999/06/30       9509.83                    10173.42
  1999/07/31       9660.63                    10269.87
  1999/08/31       9707.75                    10376.27
  1999/09/30       9585.23                    10298.34
  1999/10/29       9952.80                    10679.38
IMATRL PRASUN   SHR__CHT 19991031 19991109 102756 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have declined to $9,953 - a -0.47% decrease on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,679 - a 6.79% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -       5.40%
CL T

FIDELITY ADV EUROPE CAP APP -       1.71%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI Europe                         6.79%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1999, the index included over 588 equity securities of countries domiciled in 15 European countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL T     MS Europe (Net MA tax)
             00740                       MS002
  1998/12/17       9650.00                    10000.00
  1998/12/31       9968.45                    10412.53
  1999/01/31      10045.65                    10347.66
  1999/02/28       9582.45                    10087.21
  1999/03/31       9592.10                    10199.58
  1999/04/30       9881.60                    10505.36
  1999/05/31       9485.95                    10002.68
  1999/06/30       9727.20                    10173.42
  1999/07/31       9881.60                    10269.87
  1999/08/31       9929.85                    10376.27
  1999/09/30       9804.40                    10298.34
  1999/10/29      10171.10                    10679.38
IMATRL PRASUN   SHR__CHT 19991031 19991112 114951 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $10,171 - a 1.71% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,679 - a 6.79% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return is 5%. If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -       4.80%
CL B

FIDELITY ADV EUROPE CAP APP -       -0.20%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI Europe                         6.79%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1999, the index included over 588 equity securities of countries domiciled in 15 European countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL B     MS Europe (Net MA tax)
             00737                       MS002
  1998/12/17      10000.00                    10000.00
  1998/12/31      10330.00                    10412.53
  1999/01/31      10390.00                    10347.66
  1999/02/28       9910.00                    10087.21
  1999/03/31       9920.00                    10199.58
  1999/04/30      10210.00                    10505.36
  1999/05/31       9800.00                    10002.68
  1999/06/30      10050.00                    10173.42
  1999/07/31      10200.00                    10269.87
  1999/08/31      10240.00                    10376.27
  1999/09/30      10110.00                    10298.34
  1999/10/29       9980.00                    10679.38
IMATRL PRASUN   SHR__CHT 19991031 19991123 141109 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have declined to $9,980 - a 0.20% decrease on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,679 - a 6.79% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return is 1%. If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -       4.90%
CL C

FIDELITY ADV EUROPE CAP APP -       3.90%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI Europe                         6.79%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1999, the index included over 588 equity securities of countries domiciled in 15 European countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL C     MS Europe (Net MA tax)
             00738                       MS002
  1998/12/17      10000.00                    10000.00
  1998/12/31      10330.00                    10412.53
  1999/01/31      10400.00                    10347.66
  1999/02/28       9910.00                    10087.21
  1999/03/31       9920.00                    10199.58
  1999/04/30      10220.00                    10505.36
  1999/05/31       9800.00                    10002.68
  1999/06/30      10050.00                    10173.42
  1999/07/31      10200.00                    10269.87
  1999/08/31      10240.00                    10376.27
  1999/09/30      10110.00                    10298.34
  1999/10/29      10390.00                    10679.38
IMATRL PRASUN   SHR__CHT 19991031 19991109 102940 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,390 - a 3.90% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,679 - a 6.79% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
European markets offered mixed
performance results for the 12 months
ending October 31, 1999. The
Morgan Stanley Capital
International Europe Index returned
12.79% in that time span, while
the Standard & Poor's 500 SM     Index
- a popular gauge of U.S. stock
market performance - returned
25.67%. The United Kingdom posted
the most impressive market returns
during this period, largely aided by
the strength of the bustling
telecommunications industry. Italy
and Germany, meanwhile, lagged
behind, mostly due to fears of
higher interest rates. The weak
performance of the euro - the new
single currency of 11 European
nations that was introduced January 1,
1999 - didn't help matters, either.
An additional detriment was the
subpar performance of many of
Europe's largest pharmaceutical
companies. These types of stocks -
major contributors in years past -
suffered due to non-compelling
product introductions and slow
revenue growth. On a positive note,
the seemingly endless global
demand for wireless communications
boosted the telecom industry.
Cross-border consolidation played
a significant role across the European
corporate landscape as well, as
merger, acquisition and takeover bid
announcements were almost daily
occurrences.

An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. From December 17, 1998 - the date on which the fund commenced operations - through October 31, 1999, its Class A, Class T, Class B and Class C shares returned 5.60%, 5.40%, 4.80% and 4.90%, respectively. The Morgan Stanley Capital International Europe Index returned 6.79% during this same time period. Going forward, we'll look at the fund's performance in six- and 12-month intervals and also will compare its performance to a peer group of funds tracked by Lipper Inc.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN MARKETS DURING
THE PERIOD?
A. Economic developments in both Europe and Russia served as catalysts for positive market performance. When the period began, most European economies were struggling. Several interest-rate cuts followed shortly thereafter, though, and we began to see an economic revival - particularly in the United Kingdom - during April and May. This improved climate led to a higher level of corporate restructuring, as well as a rash of merger and acquisition activity. Russia, meanwhile, recovered from its currency problems of last year. Since many European companies rely on Russia as a market for their goods and services, this righting of the ship proved beneficial. On another front, market performance - as measured in U.S. dollar returns - was a bit suppressed early in the period due to the slow start of the euro, the new single currency for 11 European nations.
Q. WITH THESE ECONOMIC SHIFTS IN MIND, DID YOU FOLLOW ANY SPECIFIC INVESTMENT STRATEGIES?
A. My decision to add to several of the fund's positions in smaller-sized U.K. stocks worked out well. Small-cap stocks typically perform well at the beginning of an economic rebound, and the fund's stakes in building materials retailer Wickes, electrical equipment supplier Electrocomponents and de la Rue - a company that makes cash-handling equipment for banks - performed well. Several holdings in France also contributed positively, as favorable economic conditions resulted in more consolidation activity during the period, especially among larger firms. One example was the merger between France's two largest oil companies, Total and Elf Aquitaine.
Q. SEVEN OF THE FUND'S TOP-20 INVESTMENTS AT THE END OF THE PERIOD WERE TELECOMMUNICATIONS-RELATED. WHAT WAS THE ATTRACTION?
A. These companies continued to reap the benefits from both fixed-line and wireless demand. On the fixed side, more phone lines were installed for Internet usage. Unlike their U.S. counterparts, European phone companies charge per-minute fees for local calls. While consumer pressure may change this fee structure in the future, increased Internet usage has helped to propel revenues. Wireless demand, on the other hand, was extremely strong. Consolidation activity was popular within this group as well, as companies such as Vodafone AirTouch, Deutsche Telekom and Mannesmann looked to join forces with other business partners. The fund's positions in Nokia, British Telecommunications and Ericsson also fared nicely.
Q. FINANCE STOCKS ACCOUNTED FOR MORE THAN A QUARTER OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD. HOW DID THIS GROUP PERFORM?
A. Finance stocks performed fairly well early, but declined through most of the period as long-term interest rates rose. These higher rates in the U.S. and Europe hurt the fund's positions in Italian bank San Paolo-IMI as well as insurance stock Allied Zurich. While the fund's finance exposure was considerable, its weighting through much of the period was still lower than that of the Morgan Stanley index.
Q. WERE THERE ANY OTHER POSITIONS THAT DIDN'T PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. The fund's investment in Telecom Italia was a source of frustration. Telecom Italia was bought at a premium during the period by Olivetti, a fellow Italian telecom firm. Olivetti paid a premium for Telecom Italia, but the fund owned "savings class" shares and the takeover bid recognized only ordinary shares. In Italy, there is less protection for minority shareholders of stock. In the U.S., the bid would have included both classes of shares. The fund also was hurt by not owning enough economically sensitive stocks, particularly those in the non-consumer, commodity areas such as metals.
Q. WHAT'S YOUR OUTLOOK?
A. I'm reasonably optimistic. For the most part, European companies have been paying attention to shareholder interests. While valuations aren't as low as they have been in recent years, I think better economies, calmer currency situations and increased merger activity can be positives for the European markets over the next few months.

KEVIN MCCAREY TALKS
ABOUT THE GLOBALIZATION
OF INDUSTRIES:
"It used to be enough for investors
in international markets to rely on
"top-down" analysis to find
countries with strong return
potential. Twenty years ago, for
instance - when foreign stock
markets were less developed and
the world's information network
was still in the dark ages -
investors could capture most of
the positive returns by being in the
right country at the right time. But
speeding globalization has
changed all of that.
"Over the past decade, the borders
between countries, companies
and currencies have been coming
down. The result: Most companies
are now much less constrained by
international borders than they
were in the past. Leading firms in
an industry must now compete
worldwide for the same customer.
"This shift has caused the
relationship between a stock's
performance and the performance
of its respective home market to
weaken. Meanwhile, the links
between a company and its
industry group have never been
stronger. Over time, companies
with solid business prospects and
reasonable stock prices can have
superior growth potential, no
matter what country they're based
in."

FUND FACTS
GOAL: long-term growth of
capital by investing mainly
in equity securities of
European issuers
START DATE: December 17,
1998
SIZE: as of October 31,
1999, more than $22 million
MANAGER: Kevin McCarey,
since inception; joined
Fidelity in 1985
(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Total Fina SA Class B           3.8                      2.8
(France, Oil & Gas)

Nokia AB sponsored ADR          3.7                      2.8
(Finland, Communications
Equipment)

Nestle SA (Reg.)                2.3                      0.6
(Switzerland, Foods)

BP Amoco PLC  (United           2.2                      3.1
Kingdom, Oil & Gas)

Shell Transport & Trading Co.     2.1                      1.8
PLC (Reg.)  (United Kingdom,
Oil & Gas)

                                 14.1                     11.1

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

FINANCE                         26.5                     25.1

UTILITIES                       16.0                     21.1

ENERGY                          9.0                      7.7

HEALTH                          8.5                      8.1

TECHNOLOGY                      7.3                      5.6

TOP FIVE COUNTRIES AS OF
OCTOBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

United Kingdom                  32.3                     33.0

France                          19.1                     18.6

Germany                         11.6                     11.8

Switzerland                     10.9                     6.9

Netherlands                     8.6                      7.6


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks and investment                                       Stocks and investment

                               companies 97.1%                                             companies 98.1%


                               Short-term  investments and                                 Short-term investments and

                               net other assets 2.9%                                       net other assets 1.9%




Row: 1, Col: 1, Value: 97.09999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.9
Row: 1, Col: 1, Value: 98.09999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.5
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 96.8%

                                 SHARES                    VALUE (NOTE 1)

AUSTRIA - 0.4%

Bank Austria AG                   2,000                    $ 99,730

BELGIUM - 0.6%

Electrabel SA                     398                       131,665

FINLAND - 4.3%

Nokia AB sponsored ADR            7,260                     838,984

Sonera Group PLC                  2,500                     75,293

UPM-Kymmene Corp.                 2,500                     79,118

                                                            993,395

FRANCE - 19.1%

AXA SA de CV                      2,022                     286,036

Banque Nationale de Paris         693                       61,042

Bouygues                          300                       104,752

Cap Gemini SA                     499                       75,801

Carrefour SA (SUPERMARCHE)        500                       92,831

Castorama Dubois                  684                       205,498
Investissements SA

Compagnie de St. Gobain           481                       83,722

Dassault Systemes SA              800                       33,276

France Telecom SA                 3,900                     377,881

Groupe Danone                     250                       63,953

Havas Advertising SA              703                       197,635

Hermes International SA           1,100                     120,681

Lafarge SA                        600                       57,914

Rhodia SA                         5,600                     108,402

Sanofi-Synthelabo SA (a)          4,588                     203,033

Schneider SA (a)                  600                       41,458

Societe Generale, France          1,467                     320,340
Class A

Suez Lyonnaise des Eaux           1,978                     320,292

Television Francaise 1 SA         970                       304,929

Total Fina SA Class B             6,530                     870,937

Transiciel SA                     900                       52,123

Vivendi SA (a)                    5,093                     387,096

                                                            4,369,632

GERMANY - 11.3%

Allianz AG (Reg.)                 880                       267,447

Celanese AG (a)                   190                       3,006

DaimlerChrysler AG (Reg.)         2,014                     156,589

Deutsche Bank AG                  2,600                     186,451

Deutsche Telekom AG               9,565                     442,452

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GERMANY - CONTINUED

Dresdner Bank AG                  3,300                    $ 170,403

Fresenius Medical Care AG         4,800                     111,900
sponsored ADR

Hoechst AG                        1,900                     84,161

Kali Und Salz Beteiligungs AG     2,500                     35,814

Mannesmann AG (Reg.)              2,107                     333,179

Munich Reinsurance AG (Reg.)      636                       145,388

Primacom AG                       2,800                     138,825

Siemens AG                        1,000                     90,247

Veba AG                           3,600                     195,540

Wella AG                          9,290                     227,360

                                                            2,588,762

IRELAND - 0.2%

CRH PLC                           2,200                     41,658

ITALY - 2.2%

Assicurazioni Generali Spa        2,500                     80,832

Eni Spa sponsored ADR             20,350                    120,023

Mondadori (Arnoldo) Editore       4,400                     82,764
Spa

San Paolo-IMI Spa                 5,400                     71,331

TECNOST Spa (a)                   73,300                    142,431

                                                            497,381

NETHERLANDS - 8.6%

ABN AMRO Holding NV               6,100                     147,938

Aegon NV                          2,201                     203,741

Equant NV (a)                     1,200                     117,094

Fortis Amev NV                    6,400                     220,972

Getronics NV                      900                       45,002

Gucci Group NV (NY Shares)        800                       64,600

ING Groep NV                      6,846                     405,001

Koninklijke Ahold NV              6,518                     200,774

Koninklijke KPN NV                2,200                     113,231

Libertel NV (a)                   4,900                     93,042

Numico NV                         1,706                     69,737

Vendex KBB NV                     7,900                     231,260

Vnu NV                            1,760                     59,690

                                                            1,972,082

NORWAY - 0.4%

Norsk Hydro AS                    2,400                     96,003

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SPAIN - 3.5%

Argentaria Caja Postal y          7,600                    $ 169,164
Banco Hipotecario de Espana
SA

Banco Santander Central           23,760                    247,386
Hispano SA

Iberdrola SA                      7,265                     106,221

Telefonica SA (a)                 17,036                    281,071

                                                            803,842

SWEDEN - 3.0%

Electrolux AB                     8,200                     164,005

Ericsson (L.M.) Telefon AB        8,300                     354,825
Class B

Swedish Match Co.                 34,300                    125,910

Volvo AB Class B                  2,000                     51,831

                                                            696,571

SWITZERLAND - 10.9%

ABB Ltd. (Reg) (a)                2,191                     221,131

Ares Serono SA Class B            76                        118,430
(Bearer)

Credit Suisse Group (Reg.)        1,253                     241,389

Holderbank Financiere Glarus      82                        101,199
AG (Bearer)

Julius Baer Holding AG            21                        63,308

Kuoni Reisen Holding AG Class     16                        68,381
B (Reg.)

Nestle SA (Reg.)                  273                       527,727

Novartis AG (Reg.)                139                       208,377

PubliGroupe SA                    112                       82,330

Roche Holding AG                  33                        397,068
participation certificates

Swatch Group AG (The) (Bearer)    233                       185,983

UBS AG                            925                       269,733

                                                            2,485,056

UNITED KINGDOM - 32.3%

Abbey National PLC                8,600                     168,288

Alliance & Leicester PLC          8,800                     128,500

Allied Zurich PLC                 19,400                    234,475

Amvescap PLC                      12,400                    110,925

Arcadia Group PLC                 38,900                    98,030

AstraZeneca Group PLC (Sweden)    3,100                     140,449

Bank of Scotland                  14,700                    183,471

BG PLC                            14,800                    82,199

BP Amoco PLC                      51,800                    498,575

British Telecommunications PLC    25,600                    460,800

CGU PLC                           11,400                    166,185

Computacenter PLC                 9,900                     103,375

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

de la Rue PLC                     24,400                   $ 123,480

Diageo PLC                        9,600                     97,085

General Electric Co. PLC          21,800                    237,134

GKN PLC                           3,300                     52,854

Glaxo Wellcome PLC                10,600                    317,338

HSBC Holdings PLC (Reg.)          18,100                    222,856

Kingfisher PLC                    7,700                     84,138

Lloyds TSB Group PLC              27,200                    376,383

MERANT PLC (a)                    27,300                    109,986

Misys PLC                         13,100                    109,432

Pearson PLC                       6,400                     143,865

Prudential Corp. PLC              12,800                    200,906

Rentokil Initial PLC              51,300                    171,035

Reuters Group PLC                 14,700                    136,697

Royal Bank of Scotland Group      15,200                    350,428
PLC

Shell Transport & Trading Co.     62,800                    480,158
PLC (Reg.)

Smith (David S.) Holdings PLC     38,500                    120,921

SmithKline Beecham PLC            36,300                    464,640

Standard Chartered PLC            18,300                    256,840

Unilever PLC                      30,246                    281,193

Vodafone AirTouch PLC             68,600                    328,852

Vodafone AirTouch PLC             5,500                     263,656
sponsored ADR

Wickes PLC                        15,100                    78,961

                                                            7,384,110

TOTAL COMMON STOCKS                           22,159,887
(Cost $20,552,580)

NONCONVERTIBLE PREFERRED
STOCKS - 0.3%



GERMANY - 0.3%

Dyckerhoff AG (Cost $64,634)      2,189                     65,350

INVESTMENT COMPANIES - 0.0%



MULTI-NATIONAL - 0.0%

European Warrant Fund, Inc.       200                       3,088
(Cost $3,948)

CASH EQUIVALENTS - 4.5%

                                 SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund,        1,043,388                $ 1,043,388
5.21% (b) (Cost $1,043,388)

TOTAL INVESTMENT PORTFOLIO -                                23,271,713
101.6%
(Cost $21,664,550)

NET OTHER ASSETS - (1.6)%                                   (371,869)

NET ASSETS - 100%                            $ 22,899,844

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate
cost of investment securities for income tax purposes was $21,804,874. Net unrealized appreciation aggregated $1,466,839, of which $2,158,085 related to appreciated investment securities and $691,246 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approxi-
mately $697,000 all of which will expire on October 31, 2007.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              1.9%

CASH EQUIVALENTS              4.5

CONSTRUCTION & REAL ESTATE    2.1

DURABLES                      4.0

ENERGY                        9.0

FINANCE                       26.5

HEALTH                        8.5

INDUSTRIAL MACHINERY &        3.9
EQUIPMENT

MEDIA & LEISURE               3.4

NONDURABLES                   5.5

RETAIL & WHOLESALE            4.4

SERVICES                      4.6

TECHNOLOGY                    7.3

UTILITIES                     16.0

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       OCTOBER 31, 1999

ASSETS

Investment in securities, at               $ 23,271,713
value (cost $21,664,550) -
See accompanying schedule

Receivable for investments                  916,338
sold

Receivable for fund shares                  15,495
sold

Dividends receivable                        40,822

Interest receivable                         2,765

Other receivables                           261

Prepaid expenses                            6,058

Receivable from investment                  1,078
adviser for expense
reductions

 TOTAL ASSETS                               24,254,530

LIABILITIES

Payable to custodian bank      $ 9,276

Payable for investments         1,185,587
purchased

Payable for fund shares         95,155
redeemed

Distribution fees payable       11,489

Other payables and accrued      53,179
expenses

 TOTAL LIABILITIES                          1,354,686

NET ASSETS                                 $ 22,899,844

Net Assets consist of:

Paid in capital                            $ 22,112,298

Undistributed net investment                24,274
income

Accumulated undistributed net               (843,736)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 1,607,008
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                 $ 22,899,844

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                            OCTOBER 31, 1999

CALCULATION OF MAXIMUM             $10.56
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($2,059,745 (divided by)
195,037 shares)

Maximum offering price per         $11.20
share (100/94.25 of $10.56)

CLASS T: NET ASSET VALUE and       $10.54
redemption price per share
($12,343,112 (divided by)
1,170,966 shares)

Maximum offering price per         $10.92
share (100/96.50 of $10.54)

CLASS B: NET ASSET VALUE and       $10.48
offering price per share
($3,764,671 (divided by)
359,063 shares) A

CLASS C: NET ASSET VALUE and       $10.49
offering price per share
($3,894,472 (divided by)
371,355 shares) A

INSTITUTIONAL CLASS: NET           $10.58
ASSET VALUE, offering price
and redemption price  per
share ($837,844 (divided by)
79,206 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                     DECEMBER 17, 1998
                            (COMMENCEMENT OF OPERATIONS)
                                     TO OCTOBER 31, 1999

INVESTMENT INCOME                            $ 341,018
Dividends

Interest                                      41,050

                                              382,068

Less foreign taxes withheld                   (40,301)

 TOTAL INCOME                                 341,767

EXPENSES

Management fee                   $ 98,482

Transfer agent fees               40,069

Distribution fees                 82,985

Accounting fees and expenses      52,090

Non-interested trustees'          33
compensation

Custodian fees and expenses       113,508

Registration fees                 107,260

Audit                             28,020

Legal                             177

Miscellaneous                     371

 Total expenses before            522,995
reductions

 Expense reductions               (207,047)   315,948

NET INVESTMENT INCOME                         25,819

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (843,542)

 Foreign currency transactions    (1,739)     (845,281)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,607,163

 Assets and liabilities in        (155)       1,607,008
foreign currencies

NET GAIN (LOSS)                               761,727

NET INCREASE (DECREASE) IN                   $ 787,546
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 17, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ 25,819
income

 Net realized gain (loss)      (845,281)

 Change in net unrealized      1,607,008
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    787,546
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       22,112,298
increase (decrease)

  TOTAL INCREASE (DECREASE)    22,899,844
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period (including     $ 22,899,844
undistributed net investment
income of $24,274)

FINANCIAL HIGHLIGHTS - CLASS A

                                 OCTOBER 31 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .05

Net realized and unrealized       .51
gain (loss)

Total from investment             .56
operations

Net asset value, end of period   $ 10.56

TOTAL RETURN B, C                 5.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,060
(000 omitted)

Ratio of expenses to average      2.00% A, F
net assets

Ratio of expenses to average      1.96% A, G
net assets after expense
reductions

Ratio of net investment           .56% A
income to average net assets

Portfolio turnover                164% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .03

Net realized and unrealized       .51
gain (loss)

Total from investment             .54
operations

Net asset value, end of period   $ 10.54

TOTAL RETURN B, C                 5.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,343
(000 omitted)

Ratio of expenses to average      2.25% A, F
net assets

Ratio of expenses to average      2.21% A, G
net assets after expense
reductions

Ratio of net investment           .31% A
income to average net assets

Portfolio turnover                164% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)

Net realized and unrealized       .50
gain (loss)

Total from investment             .48
operations

Net asset value, end of period   $ 10.48

TOTAL RETURN B, C                 4.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,765
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of expenses to average      2.71% A, G
net assets after expense
reductions

Ratio of net investment           (.19)% A
income (loss) to average net
assets

Portfolio turnover                164% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)

Net realized and unrealized       .51
gain (loss)

Total from investment             .49
operations

Net asset value, end of period   $ 10.49

TOTAL RETURN B, C                 4.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,894
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of expenses to average      2.71% A, G
net assets after expense
reductions

Ratio of net investment           (.19)% A
income (loss) to average net
assets

Portfolio turnover                164% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .07

Net realized and unrealized       .51
gain (loss)

Total from investment             .58
operations

Net asset value, end of period   $ 10.58

TOTAL RETURN B, C                 5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 838
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of expenses to average      1.71% A, G
net assets after expense
reductions

Ratio of net investment           .81% A
income to average net assets

Portfolio turnover                164% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the funds except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $43,820,145 and $22,331,256, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,256      $ 851

CLASS T    35,955       1,256

CLASS B    21,450       16,903

CLASS C    22,324       20,104

          $ 82,985     $ 39,114

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 22,916     $ 10,160

CLASS T    48,724       15,624

CLASS B    6,305        6,305*

CLASS C    871          871*

          $ 78,816     $ 32,960

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 4,285   .33*

CLASS T                 20,661   .28*

CLASS B                 7,856    .36*

CLASS C                 5,104    .23*

INSTITUTIONAL CLASS     2,163    .36*

                       $ 40,069

* ANNUALIZED
ACCOUNTING FEES. Fidelity Service Company, Inc, an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $8 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 19,927

CLASS T               2.25%                     106,887

CLASS B               2.75%                     33,467

CLASS C               2.75%                     31,757

INSTITUTIONAL CLASS   1.75%                     9,227

                                               $ 201,265

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,782 under this arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 9% of total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 20% of the total outstanding shares of the fund.
7. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                            SHARES                        DOLLARS

                            DECEMBER 17, 1998             DECEMBER 17, 1998
                            (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                            TO OCTOBER 31,                TO OCTOBER 31,

                            1999                          1999



CLASS A Shares sold                                       $ 2,460,326
                             242,665

Shares redeemed              (47,628)                      (483,630)

Net increase (decrease)      195,037                      $ 1,976,696

CLASS T Shares sold          1,472,795                    $ 14,972,579

Shares redeemed              (301,829)                     (3,050,024)

Net increase (decrease)      1,170,966                    $ 11,922,555

CLASS B Shares sold          399,772                      $ 4,048,052

Shares redeemed              (40,709)                      (414,433)

Net increase (decrease)      359,063                      $ 3,633,619

CLASS C Shares sold          395,362                      $ 4,017,324

Shares redeemed              (24,007)                      (243,373)

Net increase (decrease)      371,355                      $ 3,773,951

INSTITUTIONAL CLASS Shares   375,401                      $ 3,858,159
sold

Shares redeemed              (296,195)                     (3,052,682)

Net increase (decrease)      79,206                       $ 805,477


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 17, 1998 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the period from December 17, 1998 (commencement of operations) to October 31, 1999 in conformity with generally accepted accounting principles.
/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 3, 1999









INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Kevin McCarey, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Quincy, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant SM
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)

(2_FIDELITY_LOGOS)(registered trademark)

FIDELITY(REGISTERED TRADEMARK) ADVISOR
EUROPE CAPITAL APPRECIATION
FUND - INSTITUTIONAL CLASS

ANNUAL REPORT

OCTOBER 31, 1999

CONTENTS

PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of the fund's
                                  investments.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          15  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         24  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  32  The auditors' opinion.

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. (recycle logo)This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d

FIDELITY ADVISOR EUROPE CAPITAL APPRECIATION FUND - INSTITUTIONAL
CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV EUROPE CAP APP -       5.80%
INST CL

MSCI Europe                         6.79%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Morgan Stanley Capital International Europe Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets in Europe. As of October 31, 1999, the index included over 588 equity securities of countries domiciled in 15 European countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales changes.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Europe Cap App -CL I     MS Europe (Net MA tax)
             00739                       MS002
  1998/12/17      10000.00                    10000.00
  1998/12/31      10330.00                    10412.53
  1999/01/31      10410.00                    10347.66
  1999/02/28       9930.00                    10087.21
  1999/03/31       9950.00                    10199.58
  1999/04/30      10250.00                    10505.36
  1999/05/31       9840.00                    10002.68
  1999/06/30      10100.00                    10173.42
  1999/07/31      10260.00                    10269.87
  1999/08/31      10310.00                    10376.27
  1999/09/30      10190.00                    10298.34
  1999/10/29      10580.00                    10679.38
IMATRL PRASUN   SHR__CHT 19991031 19991109 102949 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Europe Capital Appreciation Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $10,580 - a 5.80% increase on the initial investment. For comparison, look at how the MSCI Europe Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $10,679 - a 6.79% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
European markets offered mixed
performance results for the 12 months
ending October 31, 1999. The
Morgan Stanley Capital
International Europe Index returned
12.79% in that time span, while
the Standard & Poor's 500 SM     Index
- a popular gauge of U.S. stock
market performance - returned
25.67%. The United Kingdom posted
the most impressive market returns
during this period, largely aided by
the strength of the bustling
telecommunications industry. Italy
and Germany, meanwhile, lagged
behind, mostly due to fears of
higher interest rates. The weak
performance of the euro - the new
single currency of 11 European
nations that was introduced January 1,
1999 - didn't help matters, either.
An additional detriment was the
subpar performance of many of
Europe's largest pharmaceutical
companies. These types of stocks -
major contributors in years past -
suffered due to non-compelling
product introductions and slow
revenue growth. On a positive note,
the seemingly endless global
demand for wireless communications
boosted the telecom industry.
Cross-border consolidation played
a significant role across the European
corporate landscape as well, as
merger, acquisition and takeover bid
announcements were almost daily
occurrences.

An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor Europe Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. From December 17, 1998 - the date on which the fund commenced operations - through October 31, 1999, its Institutional Class shares returned 5.80%. The Morgan Stanley Capital International Europe Index returned 6.79% during this same time period. Going forward, we'll look at the fund's performance in six- and 12-month intervals and also will compare its performance to a peer group of funds tracked by Lipper Inc.
Q. WHAT FACTORS INFLUENCED THE PERFORMANCE OF EUROPEAN MARKETS DURING
THE PERIOD?
A. Economic developments in both Europe and Russia served as catalysts for positive market performance. When the period began, most European economies were struggling. Several interest-rate cuts followed shortly thereafter, though, and we began to see an economic revival - particularly in the United Kingdom - during April and May. This improved climate led to a higher level of corporate restructuring, as well as a rash of merger and acquisition activity. Russia, meanwhile, recovered from its currency problems of last year. Since many European companies rely on Russia as a market for their goods and services, this righting of the ship proved beneficial. On another front, market performance - as measured in U.S. dollar returns - was a bit suppressed early in the period due to the slow start of the euro, the new single currency for 11 European nations.
Q. WITH THESE ECONOMIC SHIFTS IN MIND, DID YOU FOLLOW ANY SPECIFIC INVESTMENT STRATEGIES?
A. My decision to add to several of the fund's positions in smaller-sized U.K. stocks worked out well. Small-cap stocks typically perform well at the beginning of an economic rebound, and the fund's stakes in building materials retailer Wickes, electrical equipment supplier Electrocomponents and de la Rue - a company that makes cash-handling equipment for banks - performed well. Several holdings in France also contributed positively, as favorable economic conditions resulted in more consolidation activity during the period, especially among larger firms. One example was the merger between France's two largest oil companies, Total and Elf Aquitaine.
Q. SEVEN OF THE FUND'S TOP-20 INVESTMENTS AT THE END OF THE PERIOD WERE TELECOMMUNICATIONS-RELATED. WHAT WAS THE ATTRACTION?
A. These companies continued to reap the benefits from both fixed-line and wireless demand. On the fixed side, more phone lines were installed for Internet usage. Unlike their U.S. counterparts, European phone companies charge per-minute fees for local calls. While consumer pressure may change this fee structure in the future, increased Internet usage has helped to propel revenues. Wireless demand, on the other hand, was extremely strong. Consolidation activity was popular within this group as well, as companies such as Vodafone AirTouch, Deutsche Telekom and Mannesmann looked to join forces with other business partners. The fund's positions in Nokia, British Telecommunications and Ericsson also fared nicely.
Q. FINANCE STOCKS ACCOUNTED FOR MORE THAN A QUARTER OF THE FUND'S INVESTMENTS AT THE END OF THE PERIOD. HOW DID THIS GROUP PERFORM?
A. Finance stocks performed fairly well early, but declined through most of the period as long-term interest rates rose. These higher rates in the U.S. and Europe hurt the fund's positions in Italian bank San Paolo-IMI as well as insurance stock Allied Zurich. While the fund's finance exposure was considerable, its weighting through much of the period was still lower than that of the Morgan Stanley index.
Q. WERE THERE ANY OTHER POSITIONS THAT DIDN'T PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. The fund's investment in Telecom Italia was a source of frustration. Telecom Italia was bought at a premium during the period by Olivetti, a fellow Italian telecom firm. Olivetti paid a premium for Telecom Italia, but the fund owned "savings class" shares and the takeover bid recognized only ordinary shares. In Italy, there is less protection for minority shareholders of stock. In the U.S., the bid would have included both classes of shares. The fund also was hurt by not owning enough economically sensitive stocks, particularly those in the non-consumer, commodity areas such as metals.
Q. WHAT'S YOUR OUTLOOK?
A. I'm reasonably optimistic. For the most part, European companies have been paying attention to shareholder interests. While valuations aren't as low as they have been in recent years, I think better economies, calmer currency situations and increased merger activity can be positives for the European markets over the next few months.

KEVIN MCCAREY TALKS
ABOUT THE GLOBALIZATION
OF INDUSTRIES:
"It used to be enough for investors
in international markets to rely on
"top-down" analysis to find
countries with strong return
potential. Twenty years ago, for
instance - when foreign stock
markets were less developed and
the world's information network
was still in the dark ages -
investors could capture most of
the positive returns by being in the
right country at the right time. But
speeding globalization has
changed all of that.
"Over the past decade, the borders
between countries, companies
and currencies have been coming
down. The result: Most companies
are now much less constrained by
international borders than they
were in the past. Leading firms in
an industry must now compete
worldwide for the same customer.
"This shift has caused the
relationship between a stock's
performance and the performance
of its respective home market to
weaken. Meanwhile, the links
between a company and its
industry group have never been
stronger. Over time, companies
with solid business prospects and
reasonable stock prices can have
superior growth potential, no
matter what country they're based
in."

FUND FACTS
GOAL: long-term growth of
capital by investing mainly
in equity securities of
European issuers
START DATE: December 17,
1998
SIZE: as of October 31,
1999, more than $22 million
MANAGER: Kevin McCarey,
since inception; joined
Fidelity in 1985
(checkmark)

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S  NET ASSETS  % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

Total Fina SA Class B           3.8                      2.8
(France, Oil & Gas)

Nokia AB sponsored ADR          3.7                      2.8
(Finland, Communications
Equipment)

Nestle SA (Reg.)                2.3                      0.6
(Switzerland, Foods)

BP Amoco PLC  (United           2.2                      3.1
Kingdom, Oil & Gas)

Shell Transport & Trading Co.     2.1                      1.8
PLC (Reg.)  (United Kingdom,
Oil & Gas)

                                 14.1                     11.1

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

FINANCE                         26.5                     25.1

UTILITIES                       16.0                     21.1

ENERGY                          9.0                      7.7

HEALTH                          8.5                      8.1

TECHNOLOGY                      7.3                      5.6

TOP FIVE COUNTRIES AS OF
OCTOBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
                                                        MONTHS AGO

United Kingdom                  32.3                     33.0

France                          19.1                     18.6

Germany                         11.6                     11.8

Switzerland                     10.9                     6.9

Netherlands                     8.6                      7.6


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks and investment                                       Stocks and investment

                               companies 97.1%                                             companies 98.1%


                               Short-term  investments and                                 Short-term investments and

                               net other assets 2.9%                                       net other assets 1.9%




Row: 1, Col: 1, Value: 97.09999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.9
Row: 1, Col: 1, Value: 98.09999999999999
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.5
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 96.8%

                                 SHARES                    VALUE (NOTE 1)

AUSTRIA - 0.4%

Bank Austria AG                   2,000                    $ 99,730

BELGIUM - 0.6%

Electrabel SA                     398                       131,665

FINLAND - 4.3%

Nokia AB sponsored ADR            7,260                     838,984

Sonera Group PLC                  2,500                     75,293

UPM-Kymmene Corp.                 2,500                     79,118

                                                            993,395

FRANCE - 19.1%

AXA SA de CV                      2,022                     286,036

Banque Nationale de Paris         693                       61,042

Bouygues                          300                       104,752

Cap Gemini SA                     499                       75,801

Carrefour SA (SUPERMARCHE)        500                       92,831

Castorama Dubois                  684                       205,498
Investissements SA

Compagnie de St. Gobain           481                       83,722

Dassault Systemes SA              800                       33,276

France Telecom SA                 3,900                     377,881

Groupe Danone                     250                       63,953

Havas Advertising SA              703                       197,635

Hermes International SA           1,100                     120,681

Lafarge SA                        600                       57,914

Rhodia SA                         5,600                     108,402

Sanofi-Synthelabo SA (a)          4,588                     203,033

Schneider SA (a)                  600                       41,458

Societe Generale, France          1,467                     320,340
Class A

Suez Lyonnaise des Eaux           1,978                     320,292

Television Francaise 1 SA         970                       304,929

Total Fina SA Class B             6,530                     870,937

Transiciel SA                     900                       52,123

Vivendi SA (a)                    5,093                     387,096

                                                            4,369,632

GERMANY - 11.3%

Allianz AG (Reg.)                 880                       267,447

Celanese AG (a)                   190                       3,006

DaimlerChrysler AG (Reg.)         2,014                     156,589

Deutsche Bank AG                  2,600                     186,451

Deutsche Telekom AG               9,565                     442,452

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GERMANY - CONTINUED

Dresdner Bank AG                  3,300                    $ 170,403

Fresenius Medical Care AG         4,800                     111,900
sponsored ADR

Hoechst AG                        1,900                     84,161

Kali Und Salz Beteiligungs AG     2,500                     35,814

Mannesmann AG (Reg.)              2,107                     333,179

Munich Reinsurance AG (Reg.)      636                       145,388

Primacom AG                       2,800                     138,825

Siemens AG                        1,000                     90,247

Veba AG                           3,600                     195,540

Wella AG                          9,290                     227,360

                                                            2,588,762

IRELAND - 0.2%

CRH PLC                           2,200                     41,658

ITALY - 2.2%

Assicurazioni Generali Spa        2,500                     80,832

Eni Spa sponsored ADR             20,350                    120,023

Mondadori (Arnoldo) Editore       4,400                     82,764
Spa

San Paolo-IMI Spa                 5,400                     71,331

TECNOST Spa (a)                   73,300                    142,431

                                                            497,381

NETHERLANDS - 8.6%

ABN AMRO Holding NV               6,100                     147,938

Aegon NV                          2,201                     203,741

Equant NV (a)                     1,200                     117,094

Fortis Amev NV                    6,400                     220,972

Getronics NV                      900                       45,002

Gucci Group NV (NY Shares)        800                       64,600

ING Groep NV                      6,846                     405,001

Koninklijke Ahold NV              6,518                     200,774

Koninklijke KPN NV                2,200                     113,231

Libertel NV (a)                   4,900                     93,042

Numico NV                         1,706                     69,737

Vendex KBB NV                     7,900                     231,260

Vnu NV                            1,760                     59,690

                                                            1,972,082

NORWAY - 0.4%

Norsk Hydro AS                    2,400                     96,003

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SPAIN - 3.5%

Argentaria Caja Postal y          7,600                    $ 169,164
Banco Hipotecario de Espana
SA

Banco Santander Central           23,760                    247,386
Hispano SA

Iberdrola SA                      7,265                     106,221

Telefonica SA (a)                 17,036                    281,071

                                                            803,842

SWEDEN - 3.0%

Electrolux AB                     8,200                     164,005

Ericsson (L.M.) Telefon AB        8,300                     354,825
Class B

Swedish Match Co.                 34,300                    125,910

Volvo AB Class B                  2,000                     51,831

                                                            696,571

SWITZERLAND - 10.9%

ABB Ltd. (Reg) (a)                2,191                     221,131

Ares Serono SA Class B            76                        118,430
(Bearer)

Credit Suisse Group (Reg.)        1,253                     241,389

Holderbank Financiere Glarus      82                        101,199
AG (Bearer)

Julius Baer Holding AG            21                        63,308

Kuoni Reisen Holding AG Class     16                        68,381
B (Reg.)

Nestle SA (Reg.)                  273                       527,727

Novartis AG (Reg.)                139                       208,377

PubliGroupe SA                    112                       82,330

Roche Holding AG                  33                        397,068
participation certificates

Swatch Group AG (The) (Bearer)    233                       185,983

UBS AG                            925                       269,733

                                                            2,485,056

UNITED KINGDOM - 32.3%

Abbey National PLC                8,600                     168,288

Alliance & Leicester PLC          8,800                     128,500

Allied Zurich PLC                 19,400                    234,475

Amvescap PLC                      12,400                    110,925

Arcadia Group PLC                 38,900                    98,030

AstraZeneca Group PLC (Sweden)    3,100                     140,449

Bank of Scotland                  14,700                    183,471

BG PLC                            14,800                    82,199

BP Amoco PLC                      51,800                    498,575

British Telecommunications PLC    25,600                    460,800

CGU PLC                           11,400                    166,185

Computacenter PLC                 9,900                     103,375

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

de la Rue PLC                     24,400                   $ 123,480

Diageo PLC                        9,600                     97,085

General Electric Co. PLC          21,800                    237,134

GKN PLC                           3,300                     52,854

Glaxo Wellcome PLC                10,600                    317,338

HSBC Holdings PLC (Reg.)          18,100                    222,856

Kingfisher PLC                    7,700                     84,138

Lloyds TSB Group PLC              27,200                    376,383

MERANT PLC (a)                    27,300                    109,986

Misys PLC                         13,100                    109,432

Pearson PLC                       6,400                     143,865

Prudential Corp. PLC              12,800                    200,906

Rentokil Initial PLC              51,300                    171,035

Reuters Group PLC                 14,700                    136,697

Royal Bank of Scotland Group      15,200                    350,428
PLC

Shell Transport & Trading Co.     62,800                    480,158
PLC (Reg.)

Smith (David S.) Holdings PLC     38,500                    120,921

SmithKline Beecham PLC            36,300                    464,640

Standard Chartered PLC            18,300                    256,840

Unilever PLC                      30,246                    281,193

Vodafone AirTouch PLC             68,600                    328,852

Vodafone AirTouch PLC             5,500                     263,656
sponsored ADR

Wickes PLC                        15,100                    78,961

                                                            7,384,110

TOTAL COMMON STOCKS                           22,159,887
(Cost $20,552,580)

NONCONVERTIBLE PREFERRED
STOCKS - 0.3%



GERMANY - 0.3%

Dyckerhoff AG (Cost $64,634)      2,189                     65,350

INVESTMENT COMPANIES - 0.0%



MULTI-NATIONAL - 0.0%

European Warrant Fund, Inc.       200                       3,088
(Cost $3,948)

CASH EQUIVALENTS - 4.5%

                                 SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund,        1,043,388                $ 1,043,388
5.21% (b) (Cost $1,043,388)

TOTAL INVESTMENT PORTFOLIO -                                23,271,713
101.6%
(Cost $21,664,550)

NET OTHER ASSETS - (1.6)%                                   (371,869)

NET ASSETS - 100%                            $ 22,899,844

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate
cost of investment securities for income tax purposes was $21,804,874. Net unrealized appreciation aggregated $1,466,839, of which $2,158,085 related to appreciated investment securities and $691,246 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approxi-
mately $697,000 all of which will expire on October 31, 2007.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              1.9%

CASH EQUIVALENTS              4.5

CONSTRUCTION & REAL ESTATE    2.1

DURABLES                      4.0

ENERGY                        9.0

FINANCE                       26.5

HEALTH                        8.5

INDUSTRIAL MACHINERY &        3.9
EQUIPMENT

MEDIA & LEISURE               3.4

NONDURABLES                   5.5

RETAIL & WHOLESALE            4.4

SERVICES                      4.6

TECHNOLOGY                    7.3

UTILITIES                     16.0

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                       OCTOBER 31, 1999

ASSETS

Investment in securities, at               $ 23,271,713
value (cost $21,664,550) -
See accompanying schedule

Receivable for investments                  916,338
sold

Receivable for fund shares                  15,495
sold

Dividends receivable                        40,822

Interest receivable                         2,765

Other receivables                           261

Prepaid expenses                            6,058

Receivable from investment                  1,078
adviser for expense
reductions

 TOTAL ASSETS                               24,254,530

LIABILITIES

Payable to custodian bank      $ 9,276

Payable for investments         1,185,587
purchased

Payable for fund shares         95,155
redeemed

Distribution fees payable       11,489

Other payables and accrued      53,179
expenses

 TOTAL LIABILITIES                          1,354,686

NET ASSETS                                 $ 22,899,844

Net Assets consist of:

Paid in capital                            $ 22,112,298

Undistributed net investment                24,274
income

Accumulated undistributed net               (843,736)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 1,607,008
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                 $ 22,899,844

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
                           OCTOBER 31, 1999

CALCULATION OF MAXIMUM             $10.56
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($2,059,745 (divided by)
195,037 shares)

Maximum offering price per         $11.20
share (100/94.25 of $10.56)

CLASS T: NET ASSET VALUE and       $10.54
redemption price per share
($12,343,112 (divided by)
1,170,966 shares)

Maximum offering price per         $10.92
share (100/96.50 of $10.54)

CLASS B: NET ASSET VALUE and       $10.48
offering price per share
($3,764,671 (divided by)
359,063 shares) A

CLASS C: NET ASSET VALUE and       $10.49
offering price per share
($3,894,472 (divided by)
371,355 shares) A

INSTITUTIONAL CLASS: NET           $10.58
ASSET VALUE, offering price
and redemption price  per
share ($837,844 (divided by)
79,206 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                    DECEMBER 17, 1998
                             (COMMENCEMENT OF OPERATIONS)
                                  TO OCTOBER 31, 1999

INVESTMENT INCOME                            $ 341,018
Dividends

Interest                                      41,050

                                              382,068

Less foreign taxes withheld                   (40,301)

 TOTAL INCOME                                 341,767

EXPENSES

Management fee                   $ 98,482

Transfer agent fees               40,069

Distribution fees                 82,985

Accounting fees and expenses      52,090

Non-interested trustees'          33
compensation

Custodian fees and expenses       113,508

Registration fees                 107,260

Audit                             28,020

Legal                             177

Miscellaneous                     371

 Total expenses before            522,995
reductions

 Expense reductions               (207,047)   315,948

NET INVESTMENT INCOME                         25,819

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (843,542)

 Foreign currency transactions    (1,739)     (845,281)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,607,163

 Assets and liabilities in        (155)       1,607,008
foreign currencies

NET GAIN (LOSS)                               761,727

NET INCREASE (DECREASE) IN                   $ 787,546
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 17, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ 25,819
income

 Net realized gain (loss)      (845,281)

 Change in net unrealized      1,607,008
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    787,546
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       22,112,298
increase (decrease)

  TOTAL INCREASE (DECREASE)    22,899,844
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period (including     $ 22,899,844
undistributed net investment
income of $24,274)

FINANCIAL HIGHLIGHTS - CLASS A

                                 OCTOBER 31 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .05

Net realized and unrealized       .51
gain (loss)

Total from investment             .56
operations

Net asset value, end of period   $ 10.56

TOTAL RETURN B, C                 5.60%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,060
(000 omitted)

Ratio of expenses to average      2.00% A, F
net assets

Ratio of expenses to average      1.96% A, G
net assets after expense
reductions

Ratio of net investment           .56% A
income to average net assets

Portfolio turnover                164% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .03

Net realized and unrealized       .51
gain (loss)

Total from investment             .54
operations

Net asset value, end of period   $ 10.54

TOTAL RETURN B, C                 5.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,343
(000 omitted)

Ratio of expenses to average      2.25% A, F
net assets

Ratio of expenses to average      2.21% A, G
net assets after expense
reductions

Ratio of net investment           .31% A
income to average net assets

Portfolio turnover                164% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)

Net realized and unrealized       .50
gain (loss)

Total from investment             .48
operations

Net asset value, end of period   $ 10.48

TOTAL RETURN B, C                 4.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,765
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of expenses to average      2.71% A, G
net assets after expense
reductions

Ratio of net investment           (.19)% A
income (loss) to average net
assets

Portfolio turnover                164% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)

Net realized and unrealized       .51
gain (loss)

Total from investment             .49
operations

Net asset value, end of period   $ 10.49

TOTAL RETURN B, C                 4.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,894
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of expenses to average      2.71% A, G
net assets after expense
reductions

Ratio of net investment           (.19)% A
income (loss) to average net
assets

Portfolio turnover                164% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .07

Net realized and unrealized       .51
gain (loss)

Total from investment             .58
operations

Net asset value, end of period   $ 10.58

TOTAL RETURN B, C                 5.80%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 838
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of expenses to average      1.71% A, G
net assets after expense
reductions

Ratio of net investment           .81% A
income to average net assets

Portfolio turnover                164% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Europe Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the funds except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC) and losses deferred due to wash sales.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES - CONTINUED
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $43,820,145 and $22,331,256, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,256      $ 851

CLASS T    35,955       1,256

CLASS B    21,450       16,903

CLASS C    22,324       20,104

          $ 82,985     $ 39,114

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 22,916     $ 10,160

CLASS T    48,724       15,624

CLASS B    6,305        6,305*

CLASS C    871          871*

          $ 78,816     $ 32,960

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 4,285   .33*

CLASS T                 20,661   .28*

CLASS B                 7,856    .36*

CLASS C                 5,104    .23*

INSTITUTIONAL CLASS     2,163    .36*

                       $ 40,069

* ANNUALIZED
ACCOUNTING FEES. Fidelity Service Company, Inc, an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $8 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 19,927

CLASS T               2.25%                     106,887

CLASS B               2.75%                     33,467

CLASS C               2.75%                     31,757

INSTITUTIONAL CLASS   1.75%                     9,227

                                               $ 201,265

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,782 under this arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 9% of total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 20% of the total outstanding shares of the fund.
7. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                            SHARES                        DOLLARS

                            DECEMBER 17, 1998             DECEMBER 17, 1998
                            (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                            TO OCTOBER 31,                TO OCTOBER 31,

                            1999                          1999



CLASS A Shares sold                                       $ 2,460,326
                             242,665

Shares redeemed              (47,628)                      (483,630)

Net increase (decrease)      195,037                      $ 1,976,696

CLASS T Shares sold          1,472,795                    $ 14,972,579

Shares redeemed              (301,829)                     (3,050,024)

Net increase (decrease)      1,170,966                    $ 11,922,555

CLASS B Shares sold          399,772                      $ 4,048,052

Shares redeemed              (40,709)                      (414,433)

Net increase (decrease)      359,063                      $ 3,633,619

CLASS C Shares sold          395,362                      $ 4,017,324

Shares redeemed              (24,007)                      (243,373)

Net increase (decrease)      371,355                      $ 3,773,951

INSTITUTIONAL CLASS Shares   375,401                      $ 3,858,159
sold

Shares redeemed              (296,195)                     (3,052,682)

Net increase (decrease)      79,206                       $ 805,477


INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Europe Capital Appreciation Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Fidelity Advisor Europe Capital Appreciation Fund as of October 31, 1999, the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 17, 1998 (commencement of operations) to October 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Europe Capital Appreciation Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the period from December 17, 1998 (commencement of operations) to October 31, 1999 in conformity with generally accepted accounting principles.
/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 3, 1999







INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Kevin McCarey, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Quincy , MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant SM
Growth Fund

Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)(registered trademark)
FIDELITY(REGISTERED TRADEMARK) ADVISOR
GLOBAL EQUITY
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C
\
ANNUAL REPORT

OCTOBER 31, 1999

CONTENTS

PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   28  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  37  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  44  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          45

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. (recycle logo) This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK. FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR GLOBAL EQUITY FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -        17.90%
CL A

FIDELITY ADV GLOBAL EQUITY -        11.12%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI World                          17.04%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 1999, the index included over 1,300 equity securities of companies domiciled in 22 countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL A      MS World Index (Net)
             00751                       MS004
  1998/12/17       9425.00                    10000.00
  1998/12/31       9839.70                    10408.32
  1999/01/31      10084.75                    10634.72
  1999/02/28       9717.18                    10350.31
  1999/03/31      10056.48                    10779.74
  1999/04/30      10301.53                    11203.18
  1999/05/31       9962.23                    10792.30
  1999/06/30      10556.00                    11294.15
  1999/07/31      10603.13                    11258.75
  1999/08/31      10593.70                    11237.20
  1999/09/30      10518.30                    11126.71
  1999/10/29      11112.08                    11703.55
IMATRL PRASUN   SHR__CHT 19991031 19991109 114137 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $11,112 - a 11.12% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,704 - a 17.04% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FIDELITY ADVISOR GLOBAL EQUITY FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -        17.70%
CL T

FIDELITY ADV GLOBAL EQUITY -        13.58%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI World                          17.04%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 1999, the index included over 1,300 equity securities of companies domiciled in 22 countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL T      MS World Index (Net)
             00755                       MS004
  1998/12/17       9650.00                    10000.00
  1998/12/31      10074.60                    10408.32
  1999/01/31      10325.50                    10634.72
  1999/02/28       9939.50                    10350.31
  1999/03/31      10286.90                    10779.74
  1999/04/30      10537.80                    11203.18
  1999/05/31      10190.40                    10792.30
  1999/06/30      10798.35                    11294.15
  1999/07/31      10836.95                    11258.75
  1999/08/31      10827.30                    11237.20
  1999/09/30      10750.10                    11126.71
  1999/10/29      11358.05                    11703.55
IMATRL PRASUN   SHR__CHT 19991031 19991109 114326 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $11,358 - a 13.58% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,704 - a 17.04% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FIDELITY ADVISOR GLOBAL EQUITY FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return is 5%. If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -        17.10%
CL B

FIDELITY ADV GLOBAL EQUITY -        12.10%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World                          17.04%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 1999, the index included over 1,300 equity securities of companies domiciled in 22 countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL B      MS World Index (Net)
             00752                       MS004
  1998/12/17      10000.00                    10000.00
  1998/12/31      10440.00                    10408.32
  1999/01/31      10690.00                    10634.72
  1999/02/28      10290.00                    10350.31
  1999/03/31      10640.00                    10779.74
  1999/04/30      10900.00                    11203.18
  1999/05/31      10530.00                    10792.30
  1999/06/30      11150.00                    11294.15
  1999/07/31      11190.00                    11258.75
  1999/08/31      11180.00                    11237.20
  1999/09/30      11090.00                    11126.71
  1999/10/29      11210.00                    11703.55
IMATRL PRASUN   SHR__CHT 19991031 19991109 114127 R00000000000014

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,210 - a 12.10% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,704 - a 17.04% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FIDELITY ADVISOR GLOBAL EQUITY FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return is 1%. If Fidelity had not reimbursed certain class expenses, the total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -        17.10%
CL C

FIDELITY ADV GLOBAL EQUITY -        16.10%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World                          17.04%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 1999, the index included over 1,300 equity securities of companies domiciled in 22 countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             FA Global Equity -CL C      MS World Index (Net)
             00753                       MS004
  1998/12/17      10000.00                    10000.00
  1998/12/31      10440.00                    10408.32
  1999/01/31      10690.00                    10634.72
  1999/02/28      10290.00                    10350.31
  1999/03/31      10640.00                    10779.74
  1999/04/30      10900.00                    11203.18
  1999/05/31      10530.00                    10792.30
  1999/06/30      11150.00                    11294.15
  1999/07/31      11190.00                    11258.75
  1999/08/31      11180.00                    11237.20
  1999/09/30      11090.00                    11126.71
  1999/10/29      11610.00                    11703.55
IMATRL PRASUN   SHR__CHT 19991031 19991109 114417 R00000000000014
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,610 - a 16.10% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,704 - a 17.04% increase.

UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For overseas investors, Japan was
the place to be for the 12-month
period that ended October 31,
1999. This statement would have
been laughed at a year ago, as
Japan's well-documented economic
woes continued to hamper market
performance. But an emphasis on
corporate restructuring and
shareholder value - combined
with the Japanese government's
willingness to create more of a
free-enterprise market system -
proved therapeutic. For the
12-month period, the Morgan
Stanley Capital International Japan
Index returned 58.40% and Japan's
TOPIX Index returned 69.97%.
European markets, meanwhile,
produced fragmented performance
results during this time. The Morgan
Stanley Capital International
Europe Index returned 12.79%
during the 12-month period, as
several markets were hindered
early on by the poor performance
of the euro, the new single currency
for 11 European countries. The
United Kingdom, which chose not to
utilize the euro as its currency,
generated the best returns, while
Italy and Germany - beset by
fears of increased interest rates -
floundered. Telecommunications
stocks performed especially well
during this period, aided by the
seemingly endless demand for
better wireless communications.
Cross-border consolidation played
a significant role across the
European corporate landscape as
well, as merger, acquisition and
takeover bid announcements were
almost daily occurrences.

An interview with Richard Habermann, Lead Portfolio Manager of Fidelity Advisor Global Equity Fund
Q. HOW DID THE FUND PERFORM, DICK?
A. From December 17, 1998 - the date on which the fund commenced operations - through October 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 17.90%, 17.70%, 17.10% and 17.10%, respectively. The Morgan Stanley Capital International World Index, meanwhile, returned 17.04% during the same time period. Going forward, we'll look at the fund's performance in six- and 12-month intervals and also will compare its performance to a peer group of funds tracked by Lipper Inc.
Q. CAN YOU HIGHLIGHT SOME OF THE FACTORS THAT PLAYED KEY ROLES IN SHAPING THE FUND'S PERFORMANCE?
A. The fund's Japanese investments performed extremely well. When we entered the period, there was evidence that Japan was turning the corner after a prolonged economic slump. As the period wore on, this evidence turned into fact (SEE CALLOUT BOX ON PAGE 14). In turn, the fund's stakes in semiconductor manufacturer Tokyo Seimitsu, global Internet investment firm Softbank and mobile communications carrier DDI Corp. generated handsome gains. The fund also benefited from its positions in several U.S. "big tech" stocks, namely Microsoft and Cisco Systems. In terms of disappointments the fund's investments in continental Europe - particularly those based in Italy - detracted from performance. Specifically, the fund's positions in Italian telecommunications stocks Olivetti and Telecom Italia declined. Olivetti conducted a successful takeover of Telecom Italia during the period, but then made several bad business decisions in the aftermath. As a result, the market punished both stocks. The fund no longer held shares in Olivetti at the end of the period.
Q. HOW DID THE FUND'S OTHER TELECOMMUNICATIONS STOCKS PERFORM?
A. Very well, thanks primarily to the continued demand for wireless communications. Cellular phones have become commonplace all over the world, and the fund's stakes in companies such as Finland-based Nokia and U.K.-based Vodafone AirTouch benefited during the period. Five of the fund's top-10 investments at the close of the period, in fact, were involved in mobile communications in some way or another. Another beneficial trend within this industry has been increased consolidation. Vodafone AirTouch, for example, established a favorable alliance with U.S.-based Bell Atlantic during the period. Mannesmann, the fast-growing German telecom company, also was in the process of being courted by several companies in recent months. As of October 31, just over 11% of the fund's net assets were devoted to telecom-related stocks.
Q. CAN YOU PINPOINT SOME STOCKS THAT DIDN'T PERFORM WELL DURING THE
PERIOD?
A. Health stocks endured a difficult stretch, mainly due to the slow pace of product introductions and sluggish sales growth. While I kept the fund's exposure to these stocks at a minimum, our investments in Switzerland-based Novartis and U.S.-based Eli Lilly both detracted from performance. Philip Morris was another weak performer, as the company was hampered by the ongoing tobacco litigation process. Italian bank stock San Paolo-IMI, meanwhile, fell on fears of rising interest rates.
Q. WHAT'S YOUR OUTLOOK?
A. For the first time in a while, it seems that major markets throughout the world are on the upswing. I can't help but be encouraged by the progress we've seen in Japan, and the outlook for Europe - particularly the U.K. - has been positive. The U.S. continues to show strength as well. If these markets continue to improve in sync, it would certainly be advantageous for the fund. The skeptic in me, though, says that if we continue to see this level of improvement, it could heighten concerns over inflation and higher interest rates throughout the world. I'll keep a close eye on global economic progress over the next few months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

DICK HABERMANN TALKS
ABOUT THE FACTORS THAT
HELPED TO RESUSCITATE THE
JAPANESE MARKET:
"The Japanese corporate culture
has traditionally focused on the
needs of employees and clients.
Too often, shareholders were an
afterthought. But this is changing,
and at a surprisingly rapid pace.
News wires seem to carry daily
announcements of takeovers,
mergers, acquisitions or
restructuring plans. Even
RESUTORA - the Japanese term for
restructuring - is now part of the
daily lexicon.
Companies in Japan have
basically followed the same
blueprint for restructuring that
those in the U.S. and Europe have
before them. They've committed
themselves to trimming the fat by
de-emphasizing or even eliminating
unprofitable businesses. Japanese
companies also are starting to focus
more on trying to improve their
share prices and returns on capital.
One nice result of these changes is
the emergence of the
entrepreneur. If we think about
the U.S. back in the mid- to late
1980s, companies were
restructuring and laying off
people. It forced more people to
start up their own companies.
We're seeing signs of this now in
Japan, and it is becoming more
accepted. This is a big shift in the
Japanese culture.
All of this has restored investor
confidence, both within Japan's
borders and beyond. Since Japan
is such an important global market,
the events of the past year have
been a very pleasant surprise."
FUND FACTS
GOAL: seeks long-term growth
of capital
START DATE: December 17, 1998
SIZE: as of October 31,
1999, more than $11 million
MANAGER: Richard
Habermann, since inception;
joined Fidelity in 1968
(checkmark)


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Microsoft Corp. (United         2.3                     1.4
States of America, Computer
Services & Software)

General Electric Co.  (United   2.1                     1.8
States of America,
Electrical Equipment)

MCI WorldCom, Inc.  (United     1.6                     1.4
States of America, Telephone
Services)

Cisco Systems, Inc. (United     1.6                     1.4
States of America,
Communications Equipment)

Vodafone AirTouch PLC           1.3                     1.3
(United Kingdom, Cellular)

                                8.9                     7.3

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         16.8                    19.7

TECHNOLOGY                      16.0                    13.8

UTILITIES                       13.3                    13.6

HEALTH                          8.0                     9.6

ENERGY                          6.3                     7.3

TOP FIVE COUNTRIES AS OF
OCTOBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

United States of America        47.5                    51.3

Japan                           15.9                    10.3

United Kingdom                  8.6                     10.7

France                          5.7                     5.0

Germany                         3.7                     3.6


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks 95.2%                                                Stocks 94.7%


                               Short-Term  Investments and                                 Short-Term  Investments and

                               Net Other Assets 4.8%                                       Net Other Assets 5.3%




Row: 1, Col: 1, Value: 95.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.8
Row: 1, Col: 1, Value: 94.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.3
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.1%

                                 SHARES                  VALUE (NOTE 1)

AUSTRALIA - 0.9%

Australia & New Zealand           1,200                  $ 7,919
Banking Group Ltd.

Brambles Industries Ltd.          100                     2,812

Broken Hill Proprietary Co.       1,840                   19,017
Ltd. (The)

Cable & Wireless Optus Ltd.       1,600                   3,663
(a)

Coles Myer Ltd.                   700                     3,482

Commonwealth Bank of Australia    900                     14,750

Goodman Fielder Ltd.              2,200                   2,034

John Fairfax Holdings Ltd.        900                     2,256

National Australia Bank Ltd.      900                     13,889

News Corp. Ltd.                   1,500                   10,847

Publishing & Broadcasting         300                     1,779
Ltd.

Smith (Howard) Ltd.               300                     2,151

Telstra Corp. Ltd.                2,900                   14,752

Westpac Banking Corp.             300                     1,925

                                                          101,276

DENMARK - 0.6%

International Service Systems     960                     51,620
AS Class B (a)

Ratin AS Class B                  130                     13,556

Sydbank AS                        85                      3,799

                                                          68,975

FINLAND - 1.8%

Nokia AB                          1,180                   136,364

Sampo Insurance Co. Ltd.          814                     28,337

Sonera Group PLC                  500                     15,059

UPM-Kymmene Corp.                 735                     23,261

                                                          203,021

FRANCE - 5.7%

Banque Nationale de Paris         232                     20,436

Bouygues                          86                      30,029

Christian Dior SA                 98                      17,595

Compagnie Financiere de           49                      5,117
Paribas Class A (Reg.)

Credit Commercial de France       227                     26,221

Groupe Danone                     145                     37,093

Havas Advertising SA              46                      12,932

LVMH (Louis Vuitton Moet          122                     36,936
Hennessy)

Rhone-Poulenc SA Class A          1,213                   67,322

Sanofi-Synthelabo SA (a)          454                     20,091

Schneider SA (a)                  519                     35,861

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FRANCE - CONTINUED

Seita SA                          335                    $ 18,730

Sidel SA                          159                     15,934

Societe Generale, France          232                     50,661
Class A

Suez Lyonnaise des Eaux           112                     18,136

Television Francaise 1 SA         135                     42,439

Total Fina SA Class B             929                     123,905

Vivendi SA (a)                    763                     57,992

                                                          637,430

GERMANY - 2.8%

Aachener & Muenchener             104                     8,724
Beteiligungs AG

Deutsche Bank AG                  900                     64,541

Deutsche Telekom AG               429                     19,844

Hannover Rueckversicherungs AG    130                     9,792

Mannesmann AG (Reg.)              775                     122,550

Munich Reinsurance AG (Reg.)      87                      19,888

Schering AG                       115                     13,812

Stinnes AG (a)                    500                     9,600

Veba AG                           400                     21,727

Viag AG                           1,144                   21,059

                                                          311,537

HONG KONG - 1.0%

Cable & Wireless HKT Ltd.         4,000                   9,125

Cheung Kong Holdings Ltd.         2,000                   18,151

China Telecom (Hong Kong)         4,000                   13,500
Ltd. (a)

Henderson Land Development        2,000                   9,114
Co. Ltd.

Hutchison Whampoa Ltd.            2,000                   20,082

Jardine Strategic Holdings        1,000                   2,210
Ltd.

Johnson Electric Holdings         2,000                   10,814
Ltd.

Sun Hung Kai Properties Ltd.      2,000                   16,156

Television Broadcasts Ltd.        2,000                   10,685

                                                          109,837

IRELAND - 0.5%

Bank of Ireland, Inc.             2,788                   21,852

CRH PLC                           1,787                   33,838

                                                          55,690

ITALY - 0.8%

Eni Spa sponsored ADR             7,906                   46,629

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

ITALY - CONTINUED

Finmeccanica Spa (a)              32,078                 $ 29,322

San Paolo-IMI Spa                 781                     10,317

                                                          86,268

JAPAN - 15.9%

Aeon Credit Service Ltd.          100                     14,598

Aiful Corp.                       100                     15,558

Ajinomoto Co., Inc.               1,000                   11,227

Anritsu Corp.                     1,000                   7,443

Asahi Chemical Industry Co.       1,000                   6,050
Ltd.

Asahi Glass Co. Ltd.              1,000                   7,962

Bank of Tokyo-Mitsubishi Ltd.     1,000                   16,595

Bridgestone Corp.                 1,000                   27,563

Canon, Inc.                       1,000                   28,331

Dai Nippon Printing Co. Ltd.      1,000                   18,257

Dai-Ichi Kangyo Bank Ltd.         1,000                   13,733

Dainippon Screen                  1,000                   5,196
Manufacturing Co. Ltd.

Daito Trust Construction Co.      800                     11,978

Daiwa Securities Co. Ltd.         1,000                   10,689

DDI Corp.                         2                       21,897

FamilyMart Co. Ltd.               100                     6,963

Fanuc Ltd.                        200                     15,558

Fuji Bank Ltd.                    3,000                   41,200

Fuji Soft ABC, Inc.               100                     9,172

Fujitsu Ltd.                      1,000                   30,156

Furukawa Electric Co. Ltd.        5,000                   36,495

Heiwa Corp.                       300                     8,240

Hirose Electric Co. Ltd.          100                     17,469

Hitachi Ltd.                      2,000                   21,750

Honda Motor Co. Ltd.              1,000                   42,063

Ito En Ltd.                       100                     10,276

Japan Tobacco, Inc.               1                       11,044

Kaneka Corp.                      1,000                   13,109

Kao Corp.                         1,000                   30,540

Kawasaki Steel Corp.              3,000                   6,800

Kirin Brewery Co. Ltd.            1,000                   11,467

Kokusai Denshin Denwa             200                     25,162

Kokusai Securities Co. Ltd.       1,000                   17,277

Konami Co. Ltd.                   100                     9,700

Koyo Seiko Co. Ltd.               1,000                   10,699

Kuraray Co. Ltd.                  1,000                   13,445

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

JAPAN - CONTINUED

Kyocera Corp.                     400                    $ 38,415

Matsushita Electric               1,000                   21,181
Industrial Co. Ltd.

Minolta Co. Ltd.                  1,000                   4,101

Mitsubishi Electric Corp.         2,000                   11,083

Mitsubishi Trust & Banking        1,000                   13,474
Corp.

Mitsui Mining & Smelting Co.      1,000                   5,618
Ltd.

Mitsui Trust & Banking Co.        4,000                   12,447
Ltd.

NEC Corp.                         1,000                   20,264

New Japan Securities Co. Ltd.     2,000                   5,897
(a)

Nichicon Corp.                    1,000                   21,705

Nidec Corp.                       100                     19,448

Nintendo Co. Ltd.                 100                     15,894

Nippon Computer Systems Corp.     1,000                   19,592

Nippon Paper Industries Co.       2,000                   15,558
Ltd.

Nippon Sheet Glass Co. Ltd.       3,000                   18,670

Nippon System Development Co.     100                     8,547
Ltd.

Nippon Telegraph & Telephone      5                       76,831
Corp.

Nippon Zeon Co. Ltd.              1,000                   8,643

Nomura Securities Co. Ltd.        1,000                   16,528

NTT Mobile Communication          1                       26,603
Network, Inc.

Omron Corp.                       1,000                   20,936

Oracle Corp. Japan                100                     20,360

ORIX Corp.                        200                     26,891

Rengo Co. Ltd.                    2,000                   10,564

Ricoh Co. Ltd.                    1,000                   16,336

Rohm Co. Ltd.                     100                     22,473

Ryohin Keikaku Co. Ltd.           100                     19,265

Sakura Bank Ltd.                  3,000                   25,815

Sanden Corp.                      1,000                   7,683

Senshukai Co. Ltd.                1,000                   19,198

Shin-Etsu Chemical Co. Ltd.       1,000                   41,297

Shohkoh Fund & Co. Ltd.           30                      18,382

SMC Corp.                         100                     16,893

Softbank Corp.                    100                     41,585

Sony Chemicals Corp.              100                     8,884

Sony Corp.                        300                     47,925

Sony Music Entertainment Ltd.     100                     13,052

Square Co. Ltd.                   200                     14,483

Sumitomo Bank Ltd. Japan          1,000                   16,115

Sumitomo Heavy Industries         2,000                   6,377
Ltd. (a)

Takeda Chemical Industries        1,000                   57,527
Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

JAPAN - CONTINUED

THK Co. Ltd.                      500                    $ 16,375

Tokyo Seimitsu Co. Ltd.           800                     97,652

Toppan Forms Co. Ltd.             500                     13,229

Toyo Trust & Banking Co. Ltd.     2,000                   12,677

Toyoda Gosei Co. Ltd.             1,000                   43,121

Toyota Motor Corp.                2,000                   69,340

Union Tool Co.                    100                     10,699

World Co. Ltd.                    100                     10,132

Yakult Honsha Co. Ltd.            1,000                   10,238

Yamaha Motor Co. Ltd.             1,000                   8,144

Yamato Transport Co. Ltd.         1,000                   28,812

                                                          1,778,621

NETHERLANDS - 1.7%

Equant NV (a)                     430                     41,959

Fortis Amev NV                    1,200                   41,432

Koninklijke Ahold NV              1,189                   36,625

United Pan-Europe                 290                     22,363
Communications NV

Vedior NV                         1,182                   19,950

Vendex KBB NV                     800                     23,419

                                                          185,748

PORTUGAL - 0.2%

Banco Pinto & Sotto Mayor SA      653                     13,639

Telecel Comunicacoes Pessoais     89                      11,586
SA

                                                          25,225

SINGAPORE - 0.3%

City Developments Ltd.            1,000                   5,176

Datacraft Asia Ltd.               1,000                   4,600

Oversea-Chinese Banking Corp.     1,050                   7,899
Ltd.

Singapore Press Holdings Ltd.     400                     6,861

Singapore Telecommunications      3,000                   5,706
Ltd.

United Overseas Bank Ltd.         1,000                   7,584
(For. Reg.)

                                                          37,826

SPAIN - 1.5%

Iberdrola SA                      1,390                   20,323

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

SPAIN - CONTINUED

Tabacalera SA Series A            3,350                  $ 55,306

Telefonica SA (a)                 5,417                   89,373

                                                          165,002

SWEDEN - 2.3%

Assa Abloy AB Class B             3,012                   33,611

Electrolux AB                     1,300                   26,001

Ericsson (L.M.) Telefon AB        2,309                   98,710
Class B

Skandia Foersaekrings AB          3,500                   78,112

Svenska Handelsbanken AB (A       1,639                   22,787
shares)

                                                          259,221

SWITZERLAND - 2.0%

ABB Ltd. (Reg) (Switzerland)      406                     40,976
(a)

Julius Baer Holding AG            13                      39,191

Kuoni Reisen Holding AG Class     7                       29,917
B (Reg.)

Nestle SA (Reg.)                  22                      42,527

Novartis AG (Reg.)                32                      47,972

Swisscom AG                       53                      16,187

                                                          216,770

UNITED KINGDOM - 8.6%

3I Group PLC                      2,100                   26,210

Allied Zurich PLC                 3,300                   39,885

Ashtead Group PLC                 7,800                   22,254

AstraZeneca Group PLC (Sweden)    272                     12,323

Bank of Scotland                  1,400                   17,473

Barclays PLC                      1,600                   49,016

Barratt Developments PLC          3,200                   12,471

BBA Group PLC                     4,300                   30,051

BP Amoco PLC                      13,000                  125,125

British American Tobacco PLC      1,200                   7,952

British Telecommunications PLC    3,300                   59,400

Burmah Castrol PLC                883                     15,217

Dixons Group PLC                  800                     14,181

Gallaher Group PLC                1,800                   10,774

General Electric Co. PLC          3,200                   34,809

Glaxo Wellcome PLC                1,800                   53,888

HSBC Holdings PLC (Reg.)          2,100                   25,856

Kingfisher PLC                    1,100                   12,020

Lloyds TSB Group PLC              1,700                   23,524

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

National Grid Group PLC           3,300                  $ 24,664

Scottish & Southern Energy PLC    1,100                   10,446

Shell Transport & Trading Co.     10,000                  76,458
PLC (Reg.)

SmithKline Beecham PLC            3,100                   39,680

Vodafone AirTouch PLC             29,000                  139,019

Vodafone AirTouch PLC             950                     45,541
sponsored ADR

WPP Group PLC                     2,800                   30,412

                                                          958,649

UNITED STATES OF AMERICA -
47.5%

Abbott Laboratories               1,320                   53,295

Abercrombie & Fitch Co. Class     170                     4,633
A (a)

ADC Telecommunications, Inc.      130                     6,199
(a)

AES Corp. (a)                     970                     54,744

Albertson's, Inc.                 220                     7,989

Alcoa, Inc.                       770                     46,778

Alliant Techsystems, Inc. (a)     70                      4,305

AlliedSignal, Inc.                550                     31,316

ALLTEL Corp.                      180                     14,985

Altera Corp. (a)                  360                     17,505

Ambac Financial Group, Inc.       110                     6,573

Amerada Hess Corp.                200                     11,475

America Online, Inc. (a)          60                      7,781

American Express Co.              290                     44,660

American International Group,     912                     93,879
Inc.

Amgen, Inc. (a)                   390                     31,103

AMR Corp. (a)                     110                     6,985

Anheuser-Busch Companies,         580                     41,651
Inc.

Aspect Development, Inc. (a)      100                     3,538

Associates First Capital          1,080                   39,420
Corp. Class A

At Home Corp. Series A (a)        340                     12,708

AT&T Corp.                        2,360                   110,330

AT&T Corp. (Liberty Media         1,050                   41,672
Group) Class A (a)

Atlantic Coast Airlines           270                     6,278
Holdings (a)

Automatic Data Processing,        1,010                   48,669
Inc.

Bank of America Corp.             950                     61,156

Bank of New York Co., Inc.        1,040                   43,550

Baxter International, Inc.        350                     22,706

Biogen, Inc. (a)                  210                     15,566

Biomet, Inc.                      200                     6,025

BJ Services Co. (a)               500                     17,156

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Block (H&R), Inc.                 120                    $ 5,108

BMC Software, Inc. (a)            100                     6,419

Boeing Co.                        960                     44,220

Bristol-Myers Squibb Co.          1,120                   86,030

Burlington Northern Santa Fe      1,830                   58,331
Corp.

Cablevision Systems Corp.         180                     12,161
Class A (a)

Cardinal Health, Inc.             420                     18,113

Caterpillar, Inc.                 660                     36,465

CBS Corp. (a)                     1,590                   77,612

Centex Corp.                      160                     4,290

Champion International Corp.      170                     9,828

Charter One Financial, Inc.       315                     7,737

Chase Manhattan Corp.             1,110                   96,986

Chevron Corp.                     310                     28,307

CIGNA Corp.                       420                     31,395

Cisco Systems, Inc. (a)           2,350                   173,900

Citigroup, Inc.                   2,005                   108,521

Clorox Co.                        270                     11,053

CMS Energy Corp.                  320                     11,800

CNF Transportation, Inc.          120                     3,968

Comcast Corp. Class A             990                     41,704
(special)

Comerica, Inc.                    300                     17,831

Cooper Cameron Corp. (a)          180                     6,964

Coors (Adolph) Co. Class B        90                      4,995

CVS Corp.                         410                     17,809

Danaher Corp.                     210                     10,146

Dayton Hudson Corp.               600                     38,775

Dell Computer Corp. (a)           380                     15,248

Disney (Walt) Co.                 720                     18,990

DoubleClick, Inc. (a)             70                      9,800

DST Systems, Inc. (a)             670                     42,671

E.I. du Pont de Nemours and       40                      2,578
Co.

Eli Lilly & Co.                   790                     54,411

EMC Corp. (a)                     300                     21,900

Emerson Electric Co.              470                     28,229

Enron Corp.                       800                     31,950

Exxon Corp.                       950                     70,359

Fannie Mae                        860                     60,845

Federated Department Stores,      90                      3,842
Inc. (a)

First Data Corp.                  760                     34,723

Fleet Boston Corp.                300                     13,088

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Ford Motor Co.                    470                    $ 25,791

Fortune Brands, Inc.              220                     7,796

Freddie Mac                       700                     37,844

Gartner Group, Inc. Class B       52                      488
(a)

Gateway, Inc. (a)                 690                     45,583

General Dynamics Corp.            600                     33,263

General Electric Co.              1,760                   238,590

Golden West Financial Corp.       70                      7,823

Guidant Corp.                     180                     8,888

Halliburton Co.                   720                     27,135

Hartford Financial Services       130                     6,736
Group, Inc.

Hartford Life, Inc. Class A       210                     10,973

Hewlett-Packard Co.               540                     39,994

Home Depot, Inc.                  1,020                   77,010

Household International, Inc.     650                     29,006

Ingersoll-Rand Co.                270                     14,108

Intel Corp.                       750                     58,078

International Business            40                      3,935
Machines Corp.

IPALCO Enterprises, Inc.          600                     12,263

Johnson & Johnson                 910                     95,323

Keebler Foods Co. (a)             390                     12,456

Kroger Co. (a)                    1,660                   34,549

Lehman Brothers Holdings,         200                     14,738
Inc.

Lincare Holdings, Inc. (a)        230                     6,469

Lowe's Companies, Inc.            610                     33,550

Lucent Technologies, Inc.         1,300                   83,525

Lycos, Inc. (a)                   150                     8,025

Masco Corp.                       570                     17,385

MBIA, Inc.                        570                     32,526

McDonald's Corp.                  2,230                   91,988

MCI WorldCom, Inc. (a)            2,090                   179,348

McLeodUSA, Inc. Class A (a)       460                     20,528

MediaOne Group, Inc.              610                     43,348

Merck & Co., Inc.                 950                     75,584

Micron Technology, Inc. (a)       170                     12,123

Microsoft Corp. (a)               2,760                   255,450

Minnesota Mining &                60                      5,704
Manufacturing Co.

Mobil Corp.                       720                     69,480

Morgan Stanley Dean Witter &      160                     17,650
Co.

Motorola, Inc.                    1,110                   108,156

Nabisco Holdings Corp. Class A    330                     12,334

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Navistar International Corp.      700                    $ 29,181
(a)

NCR Corp. (a)                     360                     11,925

Ogden Corp.                       300                     2,719

PG&E Corp.                        1,290                   29,589

Philip Morris Companies, Inc.     3,280                   82,615

Pitney Bowes, Inc.                140                     6,379

Praxair, Inc.                     300                     14,025

Procter & Gamble Co.              980                     102,778

Providian Financial Corp.         400                     43,600

Sabre Group Holdings, Inc.        790                     35,106
Class A (a)

Safeway, Inc. (a)                 640                     22,600

SBC Communications, Inc.          2,373                   120,875

Schering-Plough Corp.             930                     46,035

Sprint Corp. (FON Group)          280                     20,808

SPX Corp. (a)                     80                      6,780

Stillwater Mining Co. (a)         320                     6,440

Sunoco, Inc.                      260                     6,273

Texaco, Inc.                      300                     18,413

Texas Instruments, Inc.           350                     31,413

Textron, Inc.                     520                     40,137

Time Warner, Inc.                 1,030                   71,778

TJX Companies, Inc.               300                     8,138

Tricon Global Restaurants,        190                     7,636
Inc. (a)

TRW, Inc.                         150                     6,431

U.S. Bancorp                      150                     5,559

Union Pacific Corp.               100                     5,575

Unisys Corp. (a)                  250                     6,063

United Technologies Corp.         680                     41,140

USX-Marathon Group                2,360                   68,735

Vastar Resources, Inc.            200                     11,813

Viacom, Inc. Class B              170                     7,608
(non-vtg.) (a)

Wal-Mart Stores, Inc.             900                     51,019

Walgreen Co.                      200                     5,038

Warner-Lambert Co.                690                     55,071

Wells Fargo & Co.                 1,300                   62,238

                                                          5,300,808

TOTAL COMMON STOCKS                         10,501,904
(Cost $9,393,408)

NONCONVERTIBLE PREFERRED
STOCKS - 1.1%

                                 SHARES                  VALUE (NOTE 1)

GERMANY - 0.9%

Boss (Hugo) AG                    216                    $ 28,938

Volkswagen AG                     700                     24,708

Wella AG                          1,718                   48,026

                                                          101,672

ITALY - 0.2%

Telecom Italia Spa Risp           5,200                   25,699

TOTAL NONCONVERTIBLE                        127,371
PREFERRED STOCKS
(Cost $144,027)

CASH EQUIVALENTS - 8.2%



Taxable Central Cash Fund,        909,728                 909,728
5.21% (b) (Cost $909,728)

TOTAL INVESTMENT PORTFOLIO -                              11,539,003
103.4%
(Cost $10,447,163)

NET OTHER ASSETS - (3.4)%                                 (381,863)

NET ASSETS - 100%                          $ 11,157,140

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $10,492,081. Net unrealized appreciation aggregated $1,046,922, of which $1,570,975 related to appreciated investment securities and $524,053 related to depreciated investment securities.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           1.8%

BASIC INDUSTRIES              2.3

CASH EQUIVALENTS              8.2

CONSTRUCTION & REAL ESTATE    2.2

DURABLES                      4.7

ENERGY                        6.3

FINANCE                       16.8

HEALTH                        8.0

HOLDING COMPANIES             0.3

INDUSTRIAL MACHINERY &        5.5
EQUIPMENT

MEDIA & LEISURE               5.2

NONDURABLES                   5.4

PRECIOUS METALS               0.1

RETAIL & WHOLESALE            4.0

SERVICES                      2.2

TECHNOLOGY                    16.0

TRANSPORTATION                1.1

UTILITIES                     13.3

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                     OCTOBER 31, 1999

ASSETS

Investment in securities, at              $ 11,539,003
value (cost $10,447,163) -
See accompanying schedule

Cash                                       1,721

Receivable for investments                 56,042
sold

Receivable for fund shares                 29,922
sold

Dividends receivable                       11,815

Interest receivable                        2,411

Prepaid expenses                           6,058

Receivable from investment                 6,023
adviser for expense
reductions

 TOTAL ASSETS                              11,652,995

LIABILITIES

Payable for investments        $ 457,907
purchased

Distribution fees payable       5,393

Other payables and accrued      32,555
expenses

 TOTAL LIABILITIES                         495,855

NET ASSETS                                $ 11,157,140

Net Assets consist of:

Paid in capital                           $ 9,902,823

Accumulated net investment                 (18,546)
loss

Accumulated undistributed net              181,373
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                1,091,490
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                $ 11,157,140

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 OCTOBER 31, 1999

CALCULATION OF MAXIMUM             $11.79
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($1,853,401 (divided by)
157,199 shares)

Maximum offering price per         $12.51
share (100/94.25 of $11.79)

CLASS T: NET ASSET VALUE and       $11.77
redemption price per share
($3,204,234 (divided by)
272,328 shares)

Maximum offering price per         $12.20
share (100/96.50 of $11.77)

CLASS B: NET ASSET VALUE and       $11.71
offering price per share
($2,268,450 (divided by)
193,733 shares) A

CLASS C: NET ASSET VALUE and       $11.71
offering price per share
($2,648,947 (divided by)
226,137 shares) A

INSTITUTIONAL CLASS: NET           $11.81
ASSET VALUE, offering price
and redemption price   per
share ($1,182,108 (divided
by) 100,058 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.

STATEMENT OF OPERATIONS
                                     DECEMBER 17, 1998
                           (COMMENCEMENT OF OPERATIONS)
TO OCTOBER 31, 1999

INVESTMENT INCOME                            $ 92,913
Dividends

Interest                                      18,644

                                              111,557

Less foreign taxes withheld                   (6,889)

 TOTAL INCOME                                 104,668

EXPENSES

Management fee                   $ 50,032

Transfer agent fees               17,862

Distribution fees                 40,394

Accounting fees and expenses      52,067

Non-interested trustees'          18
compensation

Custodian fees and expenses       40,822

Registration fees                 103,834

Audit                             21,529

Legal                             103

Miscellaneous                     124

 Total expenses before            326,785
reductions

 Expense reductions               (166,363)   160,422

NET INVESTMENT INCOME (LOSS)                  (55,754)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            223,316

 Foreign currency transactions    (4,735)     218,581

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,091,840

 Assets and liabilities in        (350)       1,091,490
foreign currencies

NET GAIN (LOSS)                               1,310,071

NET INCREASE (DECREASE) IN                   $ 1,254,317
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 17, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (55,754)
income (loss)

 Net realized gain (loss)      218,581

 Change in net unrealized      1,091,490
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    1,254,317
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       9,902,823
increase (decrease)

  TOTAL INCREASE (DECREASE)    11,157,140
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period (including     $ 11,157,140
accumulated net investment
loss of $18,546)

FINANCIAL HIGHLIGHTS - CLASS A
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)

Net realized and unrealized       1.83
gain (loss)

Total from investment             1.79
operations

Net asset value, end of period   $ 11.79

TOTAL RETURN B, C                 17.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,853
(000 omitted)

Ratio of expenses to average      2.00% A, F
net assets

Ratio of expenses to average      1.99% A, G
net assets after expense
reductions

Ratio of net investment           (.47)%  A
income (loss) to average net
assets

Portfolio turnover                69%  A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS T

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.07)

Net realized and unrealized       1.84
gain (loss)

Total from investment             1.77
operations

Net asset value, end of period   $ 11.77

TOTAL RETURN B, C                 17.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,204
(000 omitted)

Ratio of expenses to average      2.25% A, F
net assets

Ratio of expenses to average      2.24% A, G
net assets after expense
reductions

Ratio of net investment           (.72)% A
income (loss) to average net
assets

Portfolio turnover                69% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS B
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.12)

Net realized and unrealized       1.83
gain (loss)

Total from investment             1.71
operations

Net asset value, end of period   $ 11.71

TOTAL RETURN B, C                 17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,268
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of expenses to average      2.74% A, G
net assets after expense
reductions

Ratio of net investment           (1.22)% A
income (loss) to average net
assets

Portfolio turnover                69% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - CLASS C
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.12)

Net realized and unrealized       1.83
gain (loss)

Total from investment             1.71
operations

Net asset value, end of period   $ 11.71

TOTAL RETURN B, C                 17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,649
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of expenses to average      2.74% A, G
net assets after expense
reductions

Ratio of net investment           (1.22)% A
income (loss) to average net
assets

Portfolio turnover                69% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)

Net realized and unrealized       1.83
gain (loss)

Total from investment             1.81
operations

Net asset value, end of period   $ 11.81

TOTAL RETURN B, C                 18.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,182
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of expenses to average      1.74% A, G
net assets after expense
reductions

Ratio of net investment           (.22)% A
income (loss) to average net
assets

Portfolio turnover                69% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the funds except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $13,897,768 and $4,583,649, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East, Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited. In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN - CONTINUED
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,050      $ 2,354

CLASS T    9,341        4,644

CLASS B    13,031       12,108

CLASS C    14,972       12,074

          $ 40,394     $ 31,180

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:

          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 7,852      $ 4,267

CLASS T    8,125        2,655

CLASS B    354          354*

CLASS C    27           27*

          $ 16,358     $ 7,303

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
 shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 2,893   .24*

CLASS T                 5,510    .29*

CLASS B                 3,755    .29*

CLASS C                 3,838    .25*

INSTITUTIONAL CLASS     1,866    .20*

                       $ 17,862

* ANNUALIZED
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $222 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 29,304

CLASS T               2.25%                     46,030

CLASS B               2.75%                     31,939

CLASS C               2.75%                     36,237

INSTITUTIONAL CLASS   1.75%                     22,340

                                               $ 165,850

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $513 under this arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 52% of the total outstanding shares of the fund.
7. SHARE TRANSACTIONS.
Transactions for each class of shares for the period is as follows:

                          SHARES DECEMBER 17, 1998      DOLLARS DECEMBER 17, 1998
                          (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                          TO OCTOBER 31,                TO OCTOBER 31,
                          1999                          1999

                          SHARES DECEMBER 17, 1998      DOLLARS DECEMBER 17, 1998
                          (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                          TO OCTOBER 31,                TO OCTOBER 31,
                          1999                          1999

                          SHARES DECEMBER 17, 1998      DOLLARS DECEMBER 17, 1998
                          (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                          TO OCTOBER 31,                TO OCTOBER 31,
                          1999                          1999



CLASS A Shares sold        204,600                      $ 2,159,660

Shares redeemed            (47,401)                      (538,542)

Net increase (decrease)    157,199                      $ 1,621,118

CLASS T Shares sold        308,848                      $ 3,281,859

Shares redeemed            (36,520)                      (399,799)

Net increase (decrease)    272,328                      $ 2,882,060

CLASS B Shares sold        195,520                      $ 2,047,118

Shares redeemed            (1,787)                       (19,401)

Net increase (decrease)    193,733                      $ 2,027,717

CLASS C Shares sold        227,333                      $ 2,384,524

Shares redeemed            (1,196)                       (13,207)

Net increase (decrease)    226,137                      $ 2,371,317

INSTITUTIONAL CLASS        100,058                      $ 1,000,611
Shares sold


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series
VIII) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Global Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:
 PAY DATE RECORD DATE CAPITAL GAINS
Class A 12/6/99 12/3/99 $.26
Class T 12/6/99 12/3/99 $.24
Class B 12/6/99 12/3/99 $.23
Class C 12/6/99 12/3/99 $.23


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investments Advisors (U.K.) Limited,
London, England
Fidelity Investments Japan Limited,
Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Quincy, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value
Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)FIDELITY(REGISTERED TRADEMARK) ADVISOR

(registered trademark)
GLOBAL EQUITY
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1999
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   22  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  31  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  38  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          39

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR GLOBAL EQUITY FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV GLOBAL EQUITY -        18.10%
INST CL

MSCI World                          17.04%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International World Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets throughout the world. As of October 31, 1999, the index included over 1,300 equity securities of companies domiciled in 22 countries. This benchmark includes reinvested dividends and capital gains, if any and excludes the effects of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.
$10,000 OVER LIFE OF FUND
             FA Global Equity -CL I      MS World Index (Net)
             00754                       MS004
  1998/12/17      10000.00                    10000.00
  1998/12/31      10440.00                    10408.32
  1999/01/31      10700.00                    10634.72
  1999/02/28      10310.00                    10350.31
  1999/03/31      10670.00                    10779.74
  1999/04/30      10940.00                    11203.18
  1999/05/31      10580.00                    10792.30
  1999/06/30      11210.00                    11294.15
  1999/07/31      11260.00                    11258.75
  1999/08/31      11260.00                    11237.20
  1999/09/30      11180.00                    11126.71
  1999/10/29      11810.00                    11703.55
IMATRL PRASUN   SHR__CHT 19991031 19991109 114318 R00000000000014
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Global Equity Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $11,810 - an 18.10% increase on the initial investment. For comparison, look at how the MSCI World Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $11,704 - a 17.04% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For overseas investors, Japan was
the place to be for the 12-month
period that ended October 31,
1999. This statement would have
been laughed at a year ago, as
Japan's well-documented economic
woes continued to hamper market
performance. But an emphasis on
corporate restructuring and
shareholder value - combined
with the Japanese government's
willingness to create more of a
free-enterprise market system -
proved therapeutic. For the
12-month period, the Morgan
Stanley Capital International Japan
Index returned 58.40% and Japan's
TOPIX Index returned 69.97%.
European markets, meanwhile,
produced fragmented performance
results during this time. The Morgan
Stanley Capital International
Europe Index returned 12.79%
during the 12-month period, as
several markets were hindered
early on by the poor performance
of the euro, the new single currency
for 11 European countries. The
United Kingdom, which chose not to
utilize the euro as its currency,
generated the best returns, while
Italy and Germany - beset by
fears of increased interest rates -
floundered. Telecommunications
stocks performed especially well
during this period, aided by the
seemingly endless demand for
better wireless communications.
Cross-border consolidation played
a significant role across the
European corporate landscape as
well, as merger, acquisition and
takeover bid announcements were
almost daily occurrences.
An interview with Richard Habermann, Lead Portfolio Manager of Fidelity Advisor Global Equity Fund
Q. HOW DID THE FUND PERFORM, DICK?
A. From December 17, 1998 - the date on which the fund commenced operations - through October 31, 1999, the fund's Institutional Class shares returned 18.10%. The Morgan Stanley Capital International World Index, meanwhile, returned 17.04% during the same time period. Going forward, we'll look at the fund's performance in six- and 12-month intervals and also will compare its performance to a peer group of funds tracked by Lipper Inc.
Q. CAN YOU HIGHLIGHT SOME OF THE FACTORS THAT PLAYED KEY ROLES IN SHAPING THE FUND'S PERFORMANCE?
A. The fund's Japanese investments performed extremely well. When we entered the period, there was evidence that Japan was turning the corner after a prolonged economic slump. As the period wore on, this evidence turned into fact (SEE CALLOUT BOX ON PAGE 8). In turn, the fund's stakes in semiconductor manufacturer Tokyo Seimitsu, global Internet investment firm Softbank and mobile communications carrier DDI Corp. generated handsome gains. The fund also benefited from its positions in several U.S. "big tech" stocks, namely Microsoft and Cisco Systems. In terms of disappointments the fund's investments in continental Europe - particularly those based in Italy - detracted from performance. Specifically, the fund's positions in Italian telecommunications stocks Olivetti and Telecom Italia declined. Olivetti conducted a successful takeover of Telecom Italia during the period, but then made several bad business decisions in the aftermath. As a result, the market punished both stocks. The fund no longer held shares in Olivetti at the end of the period.
Q. HOW DID THE FUND'S OTHER TELECOMMUNICATIONS STOCKS PERFORM?
A. Very well, thanks primarily to the continued demand for wireless communications. Cellular phones have become commonplace all over the world, and the fund's stakes in companies such as Finland-based Nokia and U.K.-based Vodafone AirTouch benefited during the period. Five of the fund's top-10 investments at the close of the period, in fact, were involved in mobile communications in some way or another. Another beneficial trend within this industry has been increased consolidation. Vodafone AirTouch, for example, established a favorable alliance with U.S.-based Bell Atlantic during the period. Mannesmann, the fast-growing German telecom company, also was in the process of being courted by several companies in recent months. As of October 31, just over 11% of the fund's net assets were devoted to telecom-related stocks.
Q. CAN YOU PINPOINT SOME STOCKS THAT DIDN'T PERFORM WELL DURING THE
PERIOD?
A. Health stocks endured a difficult stretch, mainly due to the slow pace of product introductions and sluggish sales growth. While I kept the fund's exposure to these stocks at a minimum, our investments in Switzerland-based Novartis and U.S.-based Eli Lilly both detracted from performance. Philip Morris was another weak performer, as the company was hampered by the ongoing tobacco litigation process. Italian bank stock San Paolo-IMI, meanwhile, fell on fears of rising interest rates.
Q. WHAT'S YOUR OUTLOOK?
A. For the first time in a while, it seems that major markets throughout the world are on the upswing. I can't help but be encouraged by the progress we've seen in Japan, and the outlook for Europe - particularly the U.K. - has been positive. The U.S. continues to show strength as well. If these markets continue to improve in sync, it would certainly be advantageous for the fund. The skeptic in me, though, says that if we continue to see this level of improvement, it could heighten concerns over inflation and higher interest rates throughout the world. I'll keep a close eye on global economic progress over the next few months.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

DICK HABERMANN TALKS
ABOUT THE FACTORS THAT
HELPED TO RESUSCITATE THE
JAPANESE MARKET:
"The Japanese corporate culture
has traditionally focused on the
needs of employees and clients.
Too often, shareholders were an
afterthought. But this is changing,
and at a surprisingly rapid pace.
News wires seem to carry daily
announcements of takeovers,
mergers, acquisitions or
restructuring plans. Even
RESUTORA - the Japanese term for
restructuring - is now part of the
daily lexicon.
Companies in Japan have
basically followed the same
blueprint for restructuring that
those in the U.S. and Europe have
before them. They've committed
themselves to trimming the fat by
de-emphasizing or even eliminating
unprofitable businesses. Japanese
companies also are starting to focus
more on trying to improve their
share prices and returns on capital.
One nice result of these changes is
the emergence of the
entrepreneur. If we think about
the U.S. back in the mid- to late
1980s, companies were
restructuring and laying off
people. It forced more people to
start up their own companies.
We're seeing signs of this now in
Japan, and it is becoming more
accepted. This is a big shift in the
Japanese culture.
All of this has restored investor
confidence, both within Japan's
borders and beyond. Since Japan
is such an important global market,
the events of the past year have
been a very pleasant surprise."
FUND FACTS
GOAL: seeks long-term growth
of capital
START DATE: December 17, 1998
SIZE: as of October 31,
1999, more than $11 million
MANAGER: Richard
Habermann, since inception;
joined Fidelity in 1968
(checkmark)


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Microsoft Corp. (United         2.3                     1.4
States of America, Computer
Services & Software)

General Electric Co.  (United   2.1                     1.8
States of America,
Electrical Equipment)

MCI WorldCom, Inc.  (United     1.6                     1.4
States of America, Telephone
Services)

Cisco Systems, Inc. (United     1.6                     1.4
States of America,
Communications Equipment)

Vodafone AirTouch PLC           1.3                     1.3
(United Kingdom, Cellular)

                                8.9                     7.3

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         16.8                    19.7

TECHNOLOGY                      16.0                    13.8

UTILITIES                       13.3                    13.6

HEALTH                          8.0                     9.6

ENERGY                          6.3                     7.3

TOP FIVE COUNTRIES AS OF
OCTOBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

United States of America        47.5                    51.3

Japan                           15.9                    10.3

United Kingdom                  8.6                     10.7

France                          5.7                     5.0

Germany                         3.7                     3.6


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks 95.2%                                                Stocks 94.7%


                               Short-Term  Investments and                                 Short-Term  Investments and

                               Net Other Assets 4.8%                                       Net Other Assets 5.3%




Row: 1, Col: 1, Value: 95.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.8
Row: 1, Col: 1, Value: 94.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.3
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.1%

                                 SHARES                  VALUE (NOTE 1)

AUSTRALIA - 0.9%

Australia & New Zealand           1,200                  $ 7,919
Banking Group Ltd.

Brambles Industries Ltd.          100                     2,812

Broken Hill Proprietary Co.       1,840                   19,017
Ltd. (The)

Cable & Wireless Optus Ltd.       1,600                   3,663
(a)

Coles Myer Ltd.                   700                     3,482

Commonwealth Bank of Australia    900                     14,750

Goodman Fielder Ltd.              2,200                   2,034

John Fairfax Holdings Ltd.        900                     2,256

National Australia Bank Ltd.      900                     13,889

News Corp. Ltd.                   1,500                   10,847

Publishing & Broadcasting         300                     1,779
Ltd.

Smith (Howard) Ltd.               300                     2,151

Telstra Corp. Ltd.                2,900                   14,752

Westpac Banking Corp.             300                     1,925

                                                          101,276

DENMARK - 0.6%

International Service Systems     960                     51,620
AS Class B (a)

Ratin AS Class B                  130                     13,556

Sydbank AS                        85                      3,799

                                                          68,975

FINLAND - 1.8%

Nokia AB                          1,180                   136,364

Sampo Insurance Co. Ltd.          814                     28,337

Sonera Group PLC                  500                     15,059

UPM-Kymmene Corp.                 735                     23,261

                                                          203,021

FRANCE - 5.7%

Banque Nationale de Paris         232                     20,436

Bouygues                          86                      30,029

Christian Dior SA                 98                      17,595

Compagnie Financiere de           49                      5,117
Paribas Class A (Reg.)

Credit Commercial de France       227                     26,221

Groupe Danone                     145                     37,093

Havas Advertising SA              46                      12,932

LVMH (Louis Vuitton Moet          122                     36,936
Hennessy)

Rhone-Poulenc SA Class A          1,213                   67,322

Sanofi-Synthelabo SA (a)          454                     20,091

Schneider SA (a)                  519                     35,861

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

FRANCE - CONTINUED

Seita SA                          335                    $ 18,730

Sidel SA                          159                     15,934

Societe Generale, France          232                     50,661
Class A

Suez Lyonnaise des Eaux           112                     18,136

Television Francaise 1 SA         135                     42,439

Total Fina SA Class B             929                     123,905

Vivendi SA (a)                    763                     57,992

                                                          637,430

GERMANY - 2.8%

Aachener & Muenchener             104                     8,724
Beteiligungs AG

Deutsche Bank AG                  900                     64,541

Deutsche Telekom AG               429                     19,844

Hannover Rueckversicherungs AG    130                     9,792

Mannesmann AG (Reg.)              775                     122,550

Munich Reinsurance AG (Reg.)      87                      19,888

Schering AG                       115                     13,812

Stinnes AG (a)                    500                     9,600

Veba AG                           400                     21,727

Viag AG                           1,144                   21,059

                                                          311,537

HONG KONG - 1.0%

Cable & Wireless HKT Ltd.         4,000                   9,125

Cheung Kong Holdings Ltd.         2,000                   18,151

China Telecom (Hong Kong)         4,000                   13,500
Ltd. (a)

Henderson Land Development        2,000                   9,114
Co. Ltd.

Hutchison Whampoa Ltd.            2,000                   20,082

Jardine Strategic Holdings        1,000                   2,210
Ltd.

Johnson Electric Holdings         2,000                   10,814
Ltd.

Sun Hung Kai Properties Ltd.      2,000                   16,156

Television Broadcasts Ltd.        2,000                   10,685

                                                          109,837

IRELAND - 0.5%

Bank of Ireland, Inc.             2,788                   21,852

CRH PLC                           1,787                   33,838

                                                          55,690

ITALY - 0.8%

Eni Spa sponsored ADR             7,906                   46,629

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

ITALY - CONTINUED

Finmeccanica Spa (a)              32,078                 $ 29,322

San Paolo-IMI Spa                 781                     10,317

                                                          86,268

JAPAN - 15.9%

Aeon Credit Service Ltd.          100                     14,598

Aiful Corp.                       100                     15,558

Ajinomoto Co., Inc.               1,000                   11,227

Anritsu Corp.                     1,000                   7,443

Asahi Chemical Industry Co.       1,000                   6,050
Ltd.

Asahi Glass Co. Ltd.              1,000                   7,962

Bank of Tokyo-Mitsubishi Ltd.     1,000                   16,595

Bridgestone Corp.                 1,000                   27,563

Canon, Inc.                       1,000                   28,331

Dai Nippon Printing Co. Ltd.      1,000                   18,257

Dai-Ichi Kangyo Bank Ltd.         1,000                   13,733

Dainippon Screen                  1,000                   5,196
Manufacturing Co. Ltd.

Daito Trust Construction Co.      800                     11,978

Daiwa Securities Co. Ltd.         1,000                   10,689

DDI Corp.                         2                       21,897

FamilyMart Co. Ltd.               100                     6,963

Fanuc Ltd.                        200                     15,558

Fuji Bank Ltd.                    3,000                   41,200

Fuji Soft ABC, Inc.               100                     9,172

Fujitsu Ltd.                      1,000                   30,156

Furukawa Electric Co. Ltd.        5,000                   36,495

Heiwa Corp.                       300                     8,240

Hirose Electric Co. Ltd.          100                     17,469

Hitachi Ltd.                      2,000                   21,750

Honda Motor Co. Ltd.              1,000                   42,063

Ito En Ltd.                       100                     10,276

Japan Tobacco, Inc.               1                       11,044

Kaneka Corp.                      1,000                   13,109

Kao Corp.                         1,000                   30,540

Kawasaki Steel Corp.              3,000                   6,800

Kirin Brewery Co. Ltd.            1,000                   11,467

Kokusai Denshin Denwa             200                     25,162

Kokusai Securities Co. Ltd.       1,000                   17,277

Konami Co. Ltd.                   100                     9,700

Koyo Seiko Co. Ltd.               1,000                   10,699

Kuraray Co. Ltd.                  1,000                   13,445

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

JAPAN - CONTINUED

Kyocera Corp.                     400                    $ 38,415

Matsushita Electric               1,000                   21,181
Industrial Co. Ltd.

Minolta Co. Ltd.                  1,000                   4,101

Mitsubishi Electric Corp.         2,000                   11,083

Mitsubishi Trust & Banking        1,000                   13,474
Corp.

Mitsui Mining & Smelting Co.      1,000                   5,618
Ltd.

Mitsui Trust & Banking Co.        4,000                   12,447
Ltd.

NEC Corp.                         1,000                   20,264

New Japan Securities Co. Ltd.     2,000                   5,897
(a)

Nichicon Corp.                    1,000                   21,705

Nidec Corp.                       100                     19,448

Nintendo Co. Ltd.                 100                     15,894

Nippon Computer Systems Corp.     1,000                   19,592

Nippon Paper Industries Co.       2,000                   15,558
Ltd.

Nippon Sheet Glass Co. Ltd.       3,000                   18,670

Nippon System Development Co.     100                     8,547
Ltd.

Nippon Telegraph & Telephone      5                       76,831
Corp.

Nippon Zeon Co. Ltd.              1,000                   8,643

Nomura Securities Co. Ltd.        1,000                   16,528

NTT Mobile Communication          1                       26,603
Network, Inc.

Omron Corp.                       1,000                   20,936

Oracle Corp. Japan                100                     20,360

ORIX Corp.                        200                     26,891

Rengo Co. Ltd.                    2,000                   10,564

Ricoh Co. Ltd.                    1,000                   16,336

Rohm Co. Ltd.                     100                     22,473

Ryohin Keikaku Co. Ltd.           100                     19,265

Sakura Bank Ltd.                  3,000                   25,815

Sanden Corp.                      1,000                   7,683

Senshukai Co. Ltd.                1,000                   19,198

Shin-Etsu Chemical Co. Ltd.       1,000                   41,297

Shohkoh Fund & Co. Ltd.           30                      18,382

SMC Corp.                         100                     16,893

Softbank Corp.                    100                     41,585

Sony Chemicals Corp.              100                     8,884

Sony Corp.                        300                     47,925

Sony Music Entertainment Ltd.     100                     13,052

Square Co. Ltd.                   200                     14,483

Sumitomo Bank Ltd. Japan          1,000                   16,115

Sumitomo Heavy Industries         2,000                   6,377
Ltd. (a)

Takeda Chemical Industries        1,000                   57,527
Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

JAPAN - CONTINUED

THK Co. Ltd.                      500                    $ 16,375

Tokyo Seimitsu Co. Ltd.           800                     97,652

Toppan Forms Co. Ltd.             500                     13,229

Toyo Trust & Banking Co. Ltd.     2,000                   12,677

Toyoda Gosei Co. Ltd.             1,000                   43,121

Toyota Motor Corp.                2,000                   69,340

Union Tool Co.                    100                     10,699

World Co. Ltd.                    100                     10,132

Yakult Honsha Co. Ltd.            1,000                   10,238

Yamaha Motor Co. Ltd.             1,000                   8,144

Yamato Transport Co. Ltd.         1,000                   28,812

                                                          1,778,621

NETHERLANDS - 1.7%

Equant NV (a)                     430                     41,959

Fortis Amev NV                    1,200                   41,432

Koninklijke Ahold NV              1,189                   36,625

United Pan-Europe                 290                     22,363
Communications NV

Vedior NV                         1,182                   19,950

Vendex KBB NV                     800                     23,419

                                                          185,748

PORTUGAL - 0.2%

Banco Pinto & Sotto Mayor SA      653                     13,639

Telecel Comunicacoes Pessoais     89                      11,586
SA

                                                          25,225

SINGAPORE - 0.3%

City Developments Ltd.            1,000                   5,176

Datacraft Asia Ltd.               1,000                   4,600

Oversea-Chinese Banking Corp.     1,050                   7,899
Ltd.

Singapore Press Holdings Ltd.     400                     6,861

Singapore Telecommunications      3,000                   5,706
Ltd.

United Overseas Bank Ltd.         1,000                   7,584
(For. Reg.)

                                                          37,826

SPAIN - 1.5%

Iberdrola SA                      1,390                   20,323

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

SPAIN - CONTINUED

Tabacalera SA Series A            3,350                  $ 55,306

Telefonica SA (a)                 5,417                   89,373

                                                          165,002

SWEDEN - 2.3%

Assa Abloy AB Class B             3,012                   33,611

Electrolux AB                     1,300                   26,001

Ericsson (L.M.) Telefon AB        2,309                   98,710
Class B

Skandia Foersaekrings AB          3,500                   78,112

Svenska Handelsbanken AB (A       1,639                   22,787
shares)

                                                          259,221

SWITZERLAND - 2.0%

ABB Ltd. (Reg) (Switzerland)      406                     40,976
(a)

Julius Baer Holding AG            13                      39,191

Kuoni Reisen Holding AG Class     7                       29,917
B (Reg.)

Nestle SA (Reg.)                  22                      42,527

Novartis AG (Reg.)                32                      47,972

Swisscom AG                       53                      16,187

                                                          216,770

UNITED KINGDOM - 8.6%

3I Group PLC                      2,100                   26,210

Allied Zurich PLC                 3,300                   39,885

Ashtead Group PLC                 7,800                   22,254

AstraZeneca Group PLC (Sweden)    272                     12,323

Bank of Scotland                  1,400                   17,473

Barclays PLC                      1,600                   49,016

Barratt Developments PLC          3,200                   12,471

BBA Group PLC                     4,300                   30,051

BP Amoco PLC                      13,000                  125,125

British American Tobacco PLC      1,200                   7,952

British Telecommunications PLC    3,300                   59,400

Burmah Castrol PLC                883                     15,217

Dixons Group PLC                  800                     14,181

Gallaher Group PLC                1,800                   10,774

General Electric Co. PLC          3,200                   34,809

Glaxo Wellcome PLC                1,800                   53,888

HSBC Holdings PLC (Reg.)          2,100                   25,856

Kingfisher PLC                    1,100                   12,020

Lloyds TSB Group PLC              1,700                   23,524

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

National Grid Group PLC           3,300                  $ 24,664

Scottish & Southern Energy PLC    1,100                   10,446

Shell Transport & Trading Co.     10,000                  76,458
PLC (Reg.)

SmithKline Beecham PLC            3,100                   39,680

Vodafone AirTouch PLC             29,000                  139,019

Vodafone AirTouch PLC             950                     45,541
sponsored ADR

WPP Group PLC                     2,800                   30,412

                                                          958,649

UNITED STATES OF AMERICA -
47.5%

Abbott Laboratories               1,320                   53,295

Abercrombie & Fitch Co. Class     170                     4,633
A (a)

ADC Telecommunications, Inc.      130                     6,199
(a)

AES Corp. (a)                     970                     54,744

Albertson's, Inc.                 220                     7,989

Alcoa, Inc.                       770                     46,778

Alliant Techsystems, Inc. (a)     70                      4,305

AlliedSignal, Inc.                550                     31,316

ALLTEL Corp.                      180                     14,985

Altera Corp. (a)                  360                     17,505

Ambac Financial Group, Inc.       110                     6,573

Amerada Hess Corp.                200                     11,475

America Online, Inc. (a)          60                      7,781

American Express Co.              290                     44,660

American International Group,     912                     93,879
Inc.

Amgen, Inc. (a)                   390                     31,103

AMR Corp. (a)                     110                     6,985

Anheuser-Busch Companies,         580                     41,651
Inc.

Aspect Development, Inc. (a)      100                     3,538

Associates First Capital          1,080                   39,420
Corp. Class A

At Home Corp. Series A (a)        340                     12,708

AT&T Corp.                        2,360                   110,330

AT&T Corp. (Liberty Media         1,050                   41,672
Group) Class A (a)

Atlantic Coast Airlines           270                     6,278
Holdings (a)

Automatic Data Processing,        1,010                   48,669
Inc.

Bank of America Corp.             950                     61,156

Bank of New York Co., Inc.        1,040                   43,550

Baxter International, Inc.        350                     22,706

Biogen, Inc. (a)                  210                     15,566

Biomet, Inc.                      200                     6,025

BJ Services Co. (a)               500                     17,156

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Block (H&R), Inc.                 120                    $ 5,108

BMC Software, Inc. (a)            100                     6,419

Boeing Co.                        960                     44,220

Bristol-Myers Squibb Co.          1,120                   86,030

Burlington Northern Santa Fe      1,830                   58,331
Corp.

Cablevision Systems Corp.         180                     12,161
Class A (a)

Cardinal Health, Inc.             420                     18,113

Caterpillar, Inc.                 660                     36,465

CBS Corp. (a)                     1,590                   77,612

Centex Corp.                      160                     4,290

Champion International Corp.      170                     9,828

Charter One Financial, Inc.       315                     7,737

Chase Manhattan Corp.             1,110                   96,986

Chevron Corp.                     310                     28,307

CIGNA Corp.                       420                     31,395

Cisco Systems, Inc. (a)           2,350                   173,900

Citigroup, Inc.                   2,005                   108,521

Clorox Co.                        270                     11,053

CMS Energy Corp.                  320                     11,800

CNF Transportation, Inc.          120                     3,968

Comcast Corp. Class A             990                     41,704
(special)

Comerica, Inc.                    300                     17,831

Cooper Cameron Corp. (a)          180                     6,964

Coors (Adolph) Co. Class B        90                      4,995

CVS Corp.                         410                     17,809

Danaher Corp.                     210                     10,146

Dayton Hudson Corp.               600                     38,775

Dell Computer Corp. (a)           380                     15,248

Disney (Walt) Co.                 720                     18,990

DoubleClick, Inc. (a)             70                      9,800

DST Systems, Inc. (a)             670                     42,671

E.I. du Pont de Nemours and       40                      2,578
Co.

Eli Lilly & Co.                   790                     54,411

EMC Corp. (a)                     300                     21,900

Emerson Electric Co.              470                     28,229

Enron Corp.                       800                     31,950

Exxon Corp.                       950                     70,359

Fannie Mae                        860                     60,845

Federated Department Stores,      90                      3,842
Inc. (a)

First Data Corp.                  760                     34,723

Fleet Boston Corp.                300                     13,088

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Ford Motor Co.                    470                    $ 25,791

Fortune Brands, Inc.              220                     7,796

Freddie Mac                       700                     37,844

Gartner Group, Inc. Class B       52                      488
(a)

Gateway, Inc. (a)                 690                     45,583

General Dynamics Corp.            600                     33,263

General Electric Co.              1,760                   238,590

Golden West Financial Corp.       70                      7,823

Guidant Corp.                     180                     8,888

Halliburton Co.                   720                     27,135

Hartford Financial Services       130                     6,736
Group, Inc.

Hartford Life, Inc. Class A       210                     10,973

Hewlett-Packard Co.               540                     39,994

Home Depot, Inc.                  1,020                   77,010

Household International, Inc.     650                     29,006

Ingersoll-Rand Co.                270                     14,108

Intel Corp.                       750                     58,078

International Business            40                      3,935
Machines Corp.

IPALCO Enterprises, Inc.          600                     12,263

Johnson & Johnson                 910                     95,323

Keebler Foods Co. (a)             390                     12,456

Kroger Co. (a)                    1,660                   34,549

Lehman Brothers Holdings,         200                     14,738
Inc.

Lincare Holdings, Inc. (a)        230                     6,469

Lowe's Companies, Inc.            610                     33,550

Lucent Technologies, Inc.         1,300                   83,525

Lycos, Inc. (a)                   150                     8,025

Masco Corp.                       570                     17,385

MBIA, Inc.                        570                     32,526

McDonald's Corp.                  2,230                   91,988

MCI WorldCom, Inc. (a)            2,090                   179,348

McLeodUSA, Inc. Class A (a)       460                     20,528

MediaOne Group, Inc.              610                     43,348

Merck & Co., Inc.                 950                     75,584

Micron Technology, Inc. (a)       170                     12,123

Microsoft Corp. (a)               2,760                   255,450

Minnesota Mining &                60                      5,704
Manufacturing Co.

Mobil Corp.                       720                     69,480

Morgan Stanley Dean Witter &      160                     17,650
Co.

Motorola, Inc.                    1,110                   108,156

Nabisco Holdings Corp. Class A    330                     12,334

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

UNITED STATES OF AMERICA -
CONTINUED

Navistar International Corp.      700                    $ 29,181
(a)

NCR Corp. (a)                     360                     11,925

Ogden Corp.                       300                     2,719

PG&E Corp.                        1,290                   29,589

Philip Morris Companies, Inc.     3,280                   82,615

Pitney Bowes, Inc.                140                     6,379

Praxair, Inc.                     300                     14,025

Procter & Gamble Co.              980                     102,778

Providian Financial Corp.         400                     43,600

Sabre Group Holdings, Inc.        790                     35,106
Class A (a)

Safeway, Inc. (a)                 640                     22,600

SBC Communications, Inc.          2,373                   120,875

Schering-Plough Corp.             930                     46,035

Sprint Corp. (FON Group)          280                     20,808

SPX Corp. (a)                     80                      6,780

Stillwater Mining Co. (a)         320                     6,440

Sunoco, Inc.                      260                     6,273

Texaco, Inc.                      300                     18,413

Texas Instruments, Inc.           350                     31,413

Textron, Inc.                     520                     40,137

Time Warner, Inc.                 1,030                   71,778

TJX Companies, Inc.               300                     8,138

Tricon Global Restaurants,        190                     7,636
Inc. (a)

TRW, Inc.                         150                     6,431

U.S. Bancorp                      150                     5,559

Union Pacific Corp.               100                     5,575

Unisys Corp. (a)                  250                     6,063

United Technologies Corp.         680                     41,140

USX-Marathon Group                2,360                   68,735

Vastar Resources, Inc.            200                     11,813

Viacom, Inc. Class B              170                     7,608
(non-vtg.) (a)

Wal-Mart Stores, Inc.             900                     51,019

Walgreen Co.                      200                     5,038

Warner-Lambert Co.                690                     55,071

Wells Fargo & Co.                 1,300                   62,238

                                                          5,300,808

TOTAL COMMON STOCKS                         10,501,904
(Cost $9,393,408)

NONCONVERTIBLE PREFERRED
STOCKS - 1.1%

                                 SHARES                  VALUE (NOTE 1)

GERMANY - 0.9%

Boss (Hugo) AG                    216                    $ 28,938

Volkswagen AG                     700                     24,708

Wella AG                          1,718                   48,026

                                                          101,672

ITALY - 0.2%

Telecom Italia Spa Risp           5,200                   25,699

TOTAL NONCONVERTIBLE                        127,371
PREFERRED STOCKS
(Cost $144,027)

CASH EQUIVALENTS - 8.2%



Taxable Central Cash Fund,        909,728                 909,728
5.21% (b) (Cost $909,728)

TOTAL INVESTMENT PORTFOLIO -                              11,539,003
103.4%
(Cost $10,447,163)

NET OTHER ASSETS - (3.4)%                                 (381,863)

NET ASSETS - 100%                          $ 11,157,140

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $10,492,081. Net unrealized appreciation aggregated $1,046,922, of which $1,570,975 related to appreciated investment securities and $524,053 related to depreciated investment securities.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           1.8%

BASIC INDUSTRIES              2.3

CASH EQUIVALENTS              8.2

CONSTRUCTION & REAL ESTATE    2.2

DURABLES                      4.7

ENERGY                        6.3

FINANCE                       16.8

HEALTH                        8.0

HOLDING COMPANIES             0.3

INDUSTRIAL MACHINERY &        5.5
EQUIPMENT

MEDIA & LEISURE               5.2

NONDURABLES                   5.4

PRECIOUS METALS               0.1

RETAIL & WHOLESALE            4.0

SERVICES                      2.2

TECHNOLOGY                    16.0

TRANSPORTATION                1.1

UTILITIES                     13.3

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at              $ 11,539,003
value (cost $10,447,163) -
See accompanying schedule

Cash                                       1,721

Receivable for investments                 56,042
sold

Receivable for fund shares                 29,922
sold

Dividends receivable                       11,815

Interest receivable                        2,411

Prepaid expenses                           6,058

Receivable from investment                 6,023
adviser for expense
reductions

 TOTAL ASSETS                              11,652,995

LIABILITIES

Payable for investments        $ 457,907
purchased

Distribution fees payable       5,393

Other payables and accrued      32,555
expenses

 TOTAL LIABILITIES                         495,855

NET ASSETS                                $ 11,157,140

Net Assets consist of:

Paid in capital                           $ 9,902,823

Accumulated net investment                 (18,546)
loss

Accumulated undistributed net              181,373
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                1,091,490
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                $ 11,157,140

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 OCTOBER 31, 1999

CALCULATION OF MAXIMUM             $11.79
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($1,853,401 (divided by)
157,199 shares)

Maximum offering price per         $12.51
share (100/94.25 of $11.79)

CLASS T: NET ASSET VALUE and       $11.77
redemption price per share
($3,204,234 (divided by)
272,328 shares)

Maximum offering price per         $12.20
share (100/96.50 of $11.77)

CLASS B: NET ASSET VALUE and       $11.71
offering price per share
($2,268,450 (divided by)
193,733 shares) A

CLASS C: NET ASSET VALUE and       $11.71
offering price per share
($2,648,947 (divided by)
226,137 shares) A

INSTITUTIONAL CLASS: NET           $11.81
ASSET VALUE, offering price
and redemption price   per
share ($1,182,108 (divided
by) 100,058 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 DECEMBER 17, 1998
(COMMENCEMENT OF OPERATIONS)
TO OCTOBER 31, 1999

INVESTMENT INCOME                            $ 92,913
Dividends

Interest                                      18,644

                                              111,557

Less foreign taxes withheld                   (6,889)

 TOTAL INCOME                                 104,668

EXPENSES

Management fee                   $ 50,032

Transfer agent fees               17,862

Distribution fees                 40,394

Accounting fees and expenses      52,067

Non-interested trustees'          18
compensation

Custodian fees and expenses       40,822

Registration fees                 103,834

Audit                             21,529

Legal                             103

Miscellaneous                     124

 Total expenses before            326,785
reductions

 Expense reductions               (166,363)   160,422

NET INVESTMENT INCOME (LOSS)                  (55,754)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            223,316

 Foreign currency transactions    (4,735)     218,581

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            1,091,840

 Assets and liabilities in        (350)       1,091,490
foreign currencies

NET GAIN (LOSS)                               1,310,071

NET INCREASE (DECREASE) IN                   $ 1,254,317
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 17, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (55,754)
income (loss)

 Net realized gain (loss)      218,581

 Change in net unrealized      1,091,490
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    1,254,317
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions - net       9,902,823
increase (decrease)

  TOTAL INCREASE (DECREASE)    11,157,140
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period (including     $ 11,157,140
accumulated net investment
loss of $18,546)

FINANCIAL HIGHLIGHTS - CLASS A
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)

Net realized and unrealized       1.83
gain (loss)

Total from investment             1.79
operations

Net asset value, end of period   $ 11.79

TOTAL RETURN B, C                 17.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,853
(000 omitted)

Ratio of expenses to average      2.00% A, F
net assets

Ratio of expenses to average      1.99% A, G
net assets after expense
reductions

Ratio of net investment           (.47)%  A
income (loss) to average net
assets

Portfolio turnover                69%  A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS T
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.07)

Net realized and unrealized       1.84
gain (loss)

Total from investment             1.77
operations

Net asset value, end of period   $ 11.77

TOTAL RETURN B, C                 17.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,204
(000 omitted)

Ratio of expenses to average      2.25% A, F
net assets

Ratio of expenses to average      2.24% A, G
net assets after expense
reductions

Ratio of net investment           (.72)% A
income (loss) to average net
assets

Portfolio turnover                69% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS B
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.12)

Net realized and unrealized       1.83
gain (loss)

Total from investment             1.71
operations

Net asset value, end of period   $ 11.71

TOTAL RETURN B, C                 17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,268
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of expenses to average      2.74% A, G
net assets after expense
reductions

Ratio of net investment           (1.22)% A
income (loss) to average net
assets

Portfolio turnover                69% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS C
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.12)

Net realized and unrealized       1.83
gain (loss)

Total from investment             1.71
operations

Net asset value, end of period   $ 11.71

TOTAL RETURN B, C                 17.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,649
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of expenses to average      2.74% A, G
net assets after expense
reductions

Ratio of net investment           (1.22)% A
income (loss) to average net
assets

Portfolio turnover                69% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.02)

Net realized and unrealized       1.83
gain (loss)

Total from investment             1.81
operations

Net asset value, end of period   $ 11.81

TOTAL RETURN B, C                 18.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,182
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of expenses to average      1.74% A, G
net assets after expense
reductions

Ratio of net investment           (.22)% A
income (loss) to average net
assets

Portfolio turnover                69% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Global Equity Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the funds except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $13,897,768 and $4,583,649, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East, Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited. In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
DISTRIBUTION AND SERVICE PLAN - CONTINUED
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,050      $ 2,354

CLASS T    9,341        4,644

CLASS B    13,031       12,108

CLASS C    14,972       12,074

          $ 40,394     $ 31,180

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 7,852      $ 4,267

CLASS T    8,125        2,655

CLASS B    354          354*

CLASS C    27           27*

          $ 16,358     $ 7,303

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
TRANSFER AGENT FEES - CONTINUED
 shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 2,893   .24*

CLASS T                 5,510    .29*

CLASS B                 3,755    .29*

CLASS C                 3,838    .25*

INSTITUTIONAL CLASS     1,866    .20*

                       $ 17,862

* ANNUALIZED
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses. BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $222 for the period.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 29,304

CLASS T               2.25%                     46,030

CLASS B               2.75%                     31,939

CLASS C               2.75%                     36,237

INSTITUTIONAL CLASS   1.75%                     22,340

                                               $ 165,850

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $513 under this arrangement.
6. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 52% of the total outstanding shares of the fund.
7. SHARE TRANSACTIONS.
Transactions for each class of shares for the period is as follows:

                          SHARES DECEMBER 17, 1998      DOLLARS DECEMBER 17, 1998
                          (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                          TO OCTOBER 31,                TO OCTOBER 31,
                          1999                          1999

                          SHARES DECEMBER 17, 1998      DOLLARS DECEMBER 17, 1998
                          (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                          TO OCTOBER 31,                TO OCTOBER 31,
                          1999                          1999

                          SHARES DECEMBER 17, 1998      DOLLARS DECEMBER 17, 1998
                          (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                          TO OCTOBER 31,                TO OCTOBER 31,
                          1999                          1999



CLASS A Shares sold        204,600                      $ 2,159,660

Shares redeemed            (47,401)                      (538,542)

Net increase (decrease)    157,199                      $ 1,621,118

CLASS T Shares sold        308,848                      $ 3,281,859

Shares redeemed            (36,520)                      (399,799)

Net increase (decrease)    272,328                      $ 2,882,060

CLASS B Shares sold        195,520                      $ 2,047,118

Shares redeemed            (1,787)                       (19,401)

Net increase (decrease)    193,733                      $ 2,027,717

CLASS C Shares sold        227,333                      $ 2,384,524

Shares redeemed            (1,196)                       (13,207)

Net increase (decrease)    226,137                      $ 2,371,317

INSTITUTIONAL CLASS        100,058                      $ 1,000,611
Shares sold


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Fund (a fund of Fidelity Advisor Series
VIII) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Global Equity Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:
 PAY DATE RECORD DATE CAPITAL GAINS
Institutional Class 12/6/99 12/3/99 $.28
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investments Advisors (U.K.) Limited,
London, England
Fidelity Investments Japan Limited,
Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
* INDEPENDENT TRUSTEES
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Quincy, MA

(registered trademark)


(2_FIDELITY_LOGOS)FIDELITY(REGISTERED TRADEMARK) ADVISOR

(registered trademark)
JAPAN
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1999
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   17  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  26  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  34  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          35

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR JAPAN FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV JAPAN - INST CL        90.90%

TOPIX                               60.23%

CUMULATIVE TOTAL RETURNS show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Tokyo Stock Exchange Index - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges. AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.
$10,000 OVER LIFE OF FUND
             FA Japan -CL I              TOPIX
             00744                       TK001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10290.00                    10238.23
  1999/01/31      10150.00                    10289.31
  1999/02/28      10010.00                    10044.32
  1999/03/31      11310.00                    11394.22
  1999/04/30      11990.00                    11936.61
  1999/05/31      11500.00                    11401.97
  1999/06/30      13350.00                    12483.01
  1999/07/31      15060.00                    13756.39
  1999/08/31      16400.00                    14193.44
  1999/09/30      17690.00                    15124.67
  1999/10/29      19090.00                    16022.57
IMATRL PRASUN   SHR__CHT 19991031 19991111 161223 R00000000000014
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Institutional Class on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $19,090 - a 90.90% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,023 - a 60.23% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For overseas investors, Japan was
the place to be for the 12-month
period that ended October 31,
1999. This statement would have
been laughed at a year ago, as
Japan's well-documented economic
woes continued to hamper market
performance. But an emphasis on
corporate restructuring and
shareholder value - combined
with the Japanese government's
willingness to create more of a
free-enterprise market system -
proved therapeutic. For the
12-month period, the Morgan
Stanley Capital International Japan
Index returned 58.40% and Japan's
TOPIX Index returned 69.97%.
European markets, meanwhile,
produced fragmented performance
results during this time. The Morgan
Stanley Capital International
Europe Index returned 12.52%
during the 12-month period, as
several markets were hindered
early on by the poor performance
of the euro, the new single currency
for 11 European countries. The
United Kingdom, which chose not to
utilize the euro as its currency,
generated the best returns, while
Italy and Germany - beset by
fears of increased interest rates -
floundered. Telecommunications
stocks performed especially well
during this period, aided by the
seemingly endless demand for
better wireless communications.
Cross-border consolidation played
a significant role across the
European corporate landscape as
well, as merger, acquisition and
takeover bid announcements were
almost daily occurrences.
An interview with Brenda Reed, Portfolio Manager of Fidelity Advisor
Japan Fund
Q. HOW DID THE FUND PERFORM, BRENDA?
A. Both absolute and relative performance were quite good - the fund soundly beat its benchmark against the backdrop of a very strong overall market. From the fund's inception on December 17, 1998, through October 31, 1999, the fund's Institutional Class shares had a total return of 90.90%, comparing favorably with the 60.23% return of the Tokyo Stock Exchange Index (TOPIX) during the same period.
Q. WHAT ACCOUNTED FOR THE FUND'S EXTRAORDINARILY STRONG PERFORMANCE?
A. The fund benefited from great stock selection virtually across the board. Overweightings in telecommunications and technology also helped, as these sectors were buoyed by the restructuring trends unfolding in Japan. The wireless telecommunications industry was particularly vibrant during the period. In contrast to the situation in the United States, wireless, or cellular, phones are much more common in Japan than personal computers. Consequently, a lot of investors concentrated their buying on companies offering products and services for the wireless telecommunications market, and the fund benefited substantially from numerous investments in that industry. Finally, the yen continued to appreciate against the dollar during the period, which increased the value of Japanese stocks in U.S. dollar terms.
Q. THE BIGGEST SECTOR CHANGES IN THE PAST SIX MONTHS WERE AN INCREASE IN UTILITIES FROM 8.0% TO 14.6% OF NET ASSETS AND A DECREASE IN FINANCE STOCKS FROM 17.0% TO 12.3%. CAN YOU COMMENT ON THOSE CHANGES?
A. Utilities showed a big increase because of my decision to add to the fund's investments in growth-oriented telecommunications stocks, which are classified as utilities. In the finance area, I cut back on non-bank finance stocks, because companies in that industry were subject to increased competitive pressures from banks. Furthermore, stocks in this group enjoyed a vigorous third-quarter advance and were no longer attractively valued.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Hikari Tsushin was a standout performer. With its dynamic business model, which involves both one-time payments and ongoing compensation for each wireless phone the company sells, Hikari Tsushin positioned itself as a key player in the wireless communications industry. Furthermore, the company revealed plans to use a similar business model for the Internet market. NTT Mobile Communications is Japan's largest provider of wireless phone service. The stock benefited from investors' enthusiasm about the introduction of a new wireless phone with Internet capabilities. Another strong holding, Softbank Corp., appeared to have successfully remade itself. A few years ago, it was known for owning computer magazines and selling software in the retail market. Now Softbank is essentially a venture capital firm, with stakes in a number of well-known Internet companies such as Yahoo! Japan and eBay Japan.
Q. WHAT STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A. The worst offender was Nichiei Co., one of the non-bank finance companies I sold for reasons mentioned earlier. Riso Kagaku - the industrial-printer manufacturer mentioned in the last semiannual report - again detracted from performance. The stock suffered from earnings downgrades as business from Southeast Asia and Latin America fell off. However, the company had a great cash flow, its new products were selling well and the stock price was extremely cheap as the period came to an end. As a result, I held on to the stock.
Q. WHAT'S YOUR OUTLOOK, BRENDA?
A. Overall, my outlook is very positive. One short-term bump in the road, though, could be Y2K. Many companies have built up excess inventory as insurance against supply disruptions. If business proceeds as usual, new orders could suffer while that excess inventory is being depleted. In most cases, however, the excess amounts to only a few weeks' worth, so I don't see this as anything more than a very short-term potential problem. Going forward, I will be looking carefully for continuing evidence of the commitment to restructuring that many companies have expressed. Now that the economy is recovering and the stock market is rising again, there is a possibility that some managements will slack off and fail to follow through on their restructuring plans. With Fidelity's strong research presence in Japan, I anticipate staying on the cutting edge of these developments, and I am confident that we can continue to identify promising investment opportunities for our shareholders.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

BRENDA REED ON THE
EVOLUTION OF THE FUND'S
FINANCE HOLDINGS DURING
1999:
"During the period, I substantially
increased the fund's holdings of
traditional banks and cut back on
non-bank finance stocks. Bank
stocks began to look better early
in 1999, as the government
implemented a recapitalization
plan that mitigated a lot of the risk
of bankruptcy in the banking
industry. A wave of consolidation,
together with the accompanying
cost cutting, information
technology spending and other
restructuring initiatives, put the
more solid Japanese banks in a
position to be catalysts for
restructuring throughout the
Japanese economy. Deregulation
of the Japanese banking industry,
which allowed banks to enter
traditionally non-bank financial
businesses, added to investors'
interest in banks. Accordingly, the
fund's holdings of banks rose from
around 1% early in 1999 to
approximately 8% at the end of the
period.
"On the other hand, non-bank
finance stocks experienced
appreciation in their share prices
to the point where their valuations
were getting a bit high, especially
in view of the increased competition
from banks for their business. In
addition, some non-bank finance
companies generated negative
publicity recently when their
strong-arm collection tactics were
chronicled in the national media.
All of these factors contributed to
my decision to reduce non-bank
lending companies from about 8%
last spring to roughly 2% at the
end of the period."
FUND FACTS
GOAL: long-term growth of
capital by investing mainly
in equity securities
of Japanese issuers
START DATE: December 17,
1998
SIZE: as of October 31, 1999,
more than $78 million
MANAGER: Brenda Reed,
since 1998; joined Fidelity in
1992
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

NTT Mobile Communication          5.8                     5.0
Network, Inc.

Kokusai Denshin Denwa             2.8                     0.8

Takeda Chemical Industries Ltd.   2.4                     2.8

Toyota Motor Corp.                2.4                     3.0

Softbank Corp.                    2.4                     1.3

Hikari Tsushin, Inc.              2.4                     1.3

Toyoda Gosei Co. Ltd.             2.0                     0.0

Kyocera Corp.                     2.0                     0.6

DDI Corp.                         1.9                     0.7

Omron Corp.                         1.8                     1.6

                                   25.9                    17.1

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

TECHNOLOGY                        24.7                    22.4

UTILITIES                         14.6                    8.0

FINANCE                           12.3                    17.0

DURABLES                          12.1                    13.2

HEALTH                            7.1                     7.4



ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks 94.9%                                                 Stocks 93.7%


                               Short-Term  Investments and                                  Short-Term  Investments and

                               Net Other Assets 5.1%                                        Net Other Assets 6.3%







Row: 1, Col: 1, Value: 94.90000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.1
Row: 1, Col: 1, Value: 93.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.3
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.9%

                                 SHARES                    VALUE (NOTE 1)

BASIC INDUSTRIES - 6.5%

CHEMICALS & PLASTICS - 4.3%

Asahi Chemical Industry Co.       39,000                   $ 235,966
Ltd.

Hitachi Chemical Co. Ltd.         17,000                    315,102

Kaneka Corp.                      54,000                    707,899

Mitsubishi Chemical Corp.         138,000                   626,881

Nippon Zeon Co. Ltd.              42,000                    363,025

Nissan Chemical Industries        40,000                    258,920
Co. Ltd.

Shin-Etsu Chemical Co. Ltd.       21,000                    867,227

                                                            3,375,020

IRON & STEEL - 0.4%

Nippon Steel Corp.                131,000                   333,397

METALS & MINING - 1.2%

Furukawa Electric Co. Ltd.        134,000                   978,055

PAPER & FOREST PRODUCTS - 0.6%

Hokuetsu Paper Mills Ltd.         30,000                    242,593

Nippon Paper Industries Co.       28,000                    217,815
Ltd.

                                                            460,408

TOTAL BASIC INDUSTRIES                                      5,146,880

CONSTRUCTION & REAL ESTATE -
1.0%

BUILDING MATERIALS - 0.4%

Nippon Sheet Glass Co. Ltd.       52,000                    323,611

ENGINEERING - 0.6%

Nippon Computer Systems Corp.     25,000                    489,796

TOTAL CONSTRUCTION & REAL                                   813,407
ESTATE

DURABLES - 12.1%

AUTOS, TIRES, & ACCESSORIES -
7.3%

Bridgestone Corp.                 12,000                    330,756

Denso Corp.                       14,000                    299,832

Fuji Heavy Industries Ltd.        11,000                    93,599

Hino Motors Ltd. (a)              56,000                    203,832

Honda Motor Co. Ltd.              9,000                     378,563

Koyo Seiko Co. Ltd.               24,000                    256,768

Mazda Motor Corp.                 35,000                    190,588

Toyoda Automatic Loom Works       17,000                    331,429
Ltd.

Toyoda Gosei Co. Ltd.             37,000                    1,595,486

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Toyota Motor Corp.                54,000                   $ 1,872,173

Yamaha Motor Co. Ltd.             24,000                    195,457

                                                            5,748,483

CONSUMER DURABLES - 1.2%

Sankyo Co. Ltd. (Gunma)           11,800                    934,934

CONSUMER ELECTRONICS - 3.2%

Citizen Watch Co. Ltd.            22,000                    155,717

Matsushita Electric               22,000                    465,988
Industrial Co. Ltd.

Sharp Corp.                       43,000                    685,522

Sony Corp.                        7,700                     1,230,075

                                                            2,537,302

HOME FURNISHINGS - 0.4%

Otsuka Kagu Ltd.                  900                       267,947

TOTAL DURABLES                                              9,488,666

FINANCE - 12.3%

BANKS - 7.5%

Bank of Tokyo-Mitsubishi Ltd.     80,000                    1,327,635

Dai-Ichi Kangyo Bank Ltd.         62,000                    851,477

Fuji Bank Ltd.                    57,000                    782,809

Sakura Bank Ltd.                  140,000                   1,204,706

Sanwa Bank Ltd.                   86,000                    1,281,018

The Suruga Bank Ltd.              6,000                     88,163

Toyo Trust & Banking Co. Ltd.     56,000                    354,958

                                                            5,890,766

CREDIT & OTHER FINANCE - 2.4%

Aiful Corp.                       5,450                     847,923

Jafco Co. Ltd.                    3,000                     337,095

Shohkoh Fund & Co. Ltd.           590                       361,508

Takefuji Corp.                    2,400                     311,164

                                                            1,857,690

SECURITIES INDUSTRY - 2.4%

Daiwa Securities Co. Ltd.         112,000                   1,197,177

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

New Japan Securities Co. Ltd.     27,000                   $ 79,606
(a)

Nikko Securities Co. Ltd.         66,000                    621,177

                                                            1,897,960

TOTAL FINANCE                                               9,646,416

HEALTH - 7.1%

DRUGS & PHARMACEUTICALS - 5.5%

Banyu Pharmaceutical Co. Ltd.     14,000                    256,672

Fujisawa Pharmaceutical Co.       37,000                    927,443
Ltd.

Takeda Chemical Industries        33,000                    1,898,391
Ltd.

Yamanouchi Pharmaceutical Co.     13,000                    590,540
Ltd.

Yoshitomi Pharmaceutical          47,000                    640,960
Industries Ltd.

                                                            4,314,006

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Hoya Corp.                        15,000                    1,080,432

Japan Medical Dynamic             2,000                     109,484
Marketing, Inc.

Terumo Corp.                      3,000                     91,333

                                                            1,281,249

TOTAL HEALTH                                                5,595,255

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.8%

ELECTRICAL EQUIPMENT - 2.8%

Mitsubishi Electric Corp.         86,000                    476,562

Omron Corp.                       69,000                    1,444,610

Yokogawa Electric Corp.           39,000                    273,421

                                                            2,194,593

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.0%

Amada Co. Ltd.                    90,000                    691,477

Daifuku Co. Ltd.                  7,000                     45,647

Fuji Machine Manufacturing        400                       18,631
Co. Ltd.

Hitachi Metals Ltd.               21,000                    103,462

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

SMC Corp.                         4,200                    $ 709,513

THK Co. Ltd.                      23,700                    776,154

                                                            2,344,884

TOTAL INDUSTRIAL MACHINERY &                                4,539,477
EQUIPMENT

MEDIA & LEISURE - 2.2%

BROADCASTING - 0.4%

Tokyo Broadcasting System,        11,000                    291,044
Inc.

ENTERTAINMENT - 0.8%

Sony Music Entertainment Ltd.     5,000                     652,581

LEISURE DURABLES & TOYS - 0.8%

Namco Ltd.                        7,200                     340,207

Nintendo Co. Ltd.                 1,700                     270,204

                                                            610,411

PUBLISHING - 0.2%

Kadokawa Shoten Publish Co.       700                       174,857
Ltd.

TOTAL MEDIA & LEISURE                                       1,728,893

NONDURABLES - 2.6%

BEVERAGES - 1.7%

Coca-Cola West Japan Co. Ltd.     3,500                     155,966

Fuji Coca-Cola Bottling Co.       19,000                    364,946
Ltd.

Ito En Ltd.                       4,800                     493,253

Kinki Coca-Cola Bottling Co.      4,000                     69,148
Ltd.

Kirin Brewery Co. Ltd.            19,000                    217,873

                                                            1,301,186

FOODS - 0.6%

Yakult Honsha Co. Ltd.            23,000                    235,467

Yonekyu Corp.                     14,000                    214,992

                                                            450,459

HOUSEHOLD PRODUCTS - 0.3%

Kao Corp.                         9,000                     274,862

TOTAL NONDURABLES                                           2,026,507

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - 4.4%

APPAREL STORES - 0.2%

World Co. Ltd.                    2,000                    $ 202,641

GENERAL MERCHANDISE STORES -
3.4%

FamilyMart Co. Ltd.               6,000                     417,767

Ito-Yokado Co. Ltd.               18,000                    1,441,729

Seven Eleven Japan Co. Ltd.       9,000                     825,450

                                                            2,684,946

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.8%

Paris Miki, Inc.                  3,400                     274,286

Senshukai Co. Ltd.                18,000                    345,565

                                                            619,851

TOTAL RETAIL & WHOLESALE                                    3,507,438

SERVICES - 1.6%

PRINTING - 0.6%

Dai Nippon Printing Co. Ltd.      10,000                    182,569

Riso Kagaku Corp.                 4,500                     194,478

Toppan Forms Co. Ltd.             4,000                     105,834

                                                            482,881

SERVICES - 1.0%

Nippon System Development Co.     8,900                     760,720
Ltd.

TOTAL SERVICES                                              1,243,601

TECHNOLOGY - 24.7%

COMMUNICATIONS EQUIPMENT - 1.3%

Matsushita Communication          4,000                     673,037
Industrial Co. Ltd.

NEC Corp.                         17,000                    344,490

                                                            1,017,527

COMPUTER SERVICES & SOFTWARE
- 3.9%

CSK Corp.                         5,000                     230,492

Hitachi Information Systems       20,000                    772,149

Konami Co. Ltd.                   8,700                     843,890

Oracle Corp. Japan                1,200                     244,322

Square Co. Ltd.                   3,000                     217,239

Trend Micro, Inc.                 4,000                     795,198

                                                            3,103,290

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 7.8%

Canon, Inc.                       5,000                    $ 141,657

Fujitsu Ltd.                      39,000                    1,176,087

Fujitsu Support & Service,        2,100                     590,924
Inc.

Hitachi Ltd.                      83,000                    902,625

Nihon Unisys Ltd.                 16,000                    562,401

Ricoh Co. Ltd.                    52,000                    849,479

Softbank Corp.                    4,500                     1,871,309

                                                            6,094,482

ELECTRONIC INSTRUMENTS - 1.9%

Advantest Corp.                   2,700                     407,107

Tokyo Seimitsu Co. Ltd.           9,100                     1,110,790

                                                            1,517,897

ELECTRONICS - 9.4%

Hirose Electric Co. Ltd.          5,100                     890,939

Hosiden Corp.                     9,000                     341,417

Koa Denko Co. Ltd.                6,000                     104,298

Kyocera Corp.                     16,600                    1,594,238

Mitsumi Electric Co. Ltd.         8,000                     214,358

Nichicon Corp.                    45,000                    976,711

Nidec Corp.                       2,800                     544,538

Nitto Denko Corp.                 19,000                    751,789

Rohm Co. Ltd.                     5,300                     1,191,068

TDK Corp.                         8,000                     784,442

                                                            7,393,798

PHOTOGRAPHIC EQUIPMENT - 0.4%

Olympus Optical Co. Ltd.          23,000                    311,453

TOTAL TECHNOLOGY                                            19,438,447

UTILITIES - 14.6%

CELLULAR - 8.2%

Hikari Tsushin, Inc.              2,300                     1,853,253

NTT Mobile Communication          173                       4,602,257
Network, Inc.

                                                            6,455,510

TELEPHONE SERVICES - 6.4%

DDI Corp.                         138                       1,510,876

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Kokusai Denshin Denwa             17,300                   $ 2,176,519

Nippon Telegraph & Telephone      87                        1,336,855
Corp.

                                                            5,024,250

TOTAL UTILITIES                                             11,479,760

TOTAL COMMON STOCKS                           74,654,747
(Cost $56,595,251)

CASH EQUIVALENTS - 5.5%



Taxable Central Cash Fund,        4,353,219                 4,353,219
5.21% (b) (Cost $4,353,219)

TOTAL INVESTMENT PORTFOLIO -                                79,007,966
100.4%
(Cost $60,948,470)

NET OTHER ASSETS - (0.4)%                                   (330,291)

NET ASSETS - 100%                            $ 78,677,675

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate
cost of investment securities for income tax purposes was $61,387,997. Net unrealized appreciation aggregated $17,619,969, of which $18,416,113 related to appreciated investment securities and $796,144 related to depreciated investment securities. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 79,007,966
value (cost $60,948,470) -
See accompanying schedule

Receivable for investments                   1,411,527
sold

Receivable for fund shares                   925,239
sold

Dividends receivable                         105,169

Interest receivable                          18,774

Prepaid expenses                             6,008

 TOTAL ASSETS                                81,474,683

LIABILITIES

Payable for investments        $ 2,539,275
purchased

Payable for fund shares         86,083
redeemed

Accrued management fee          62,158

Distribution fees payable       41,359

Other payables and accrued      68,133
expenses

 TOTAL LIABILITIES                           2,797,008

NET ASSETS                                  $ 78,677,675

Net Assets consist of:

Paid in capital                             $ 59,503,461

Undistributed net investment                 200,753
income

Accumulated undistributed net                913,413
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  18,060,048
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 78,677,675

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 OCTOBER 31, 1999

CALCULATION OF MAXIMUM             $19.04
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($7,130,041 (divided by)
374,403 shares)

Maximum offering price per         $20.20
share (100/94.25 of $19.04)

CLASS T: NET ASSET VALUE and       $19.01
redemption price per share
($25,681,908 (divided by)
1,350,625 shares)

Maximum offering price per         $19.70
share (100/96.50 of $19.01)

CLASS B: NET ASSET VALUE and       $18.92
offering price per share
($20,666,931 (divided by)
1,092,132 shares) A

CLASS C: NET ASSET VALUE and       $18.93
offering price   per share
($22,213,256 (divided by)
1,173,254 shares) A

INSTITUTIONAL CLASS: NET           $19.09
ASSET VALUE, offering price
and redemption price   per
share ($2,985,539 (divided
by) 156,352 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
DECEMBER 17, 1998
(COMMENCEMENT OF OPERATIONS)
TO OCTOBER 31, 1999

INVESTMENT INCOME                             $ 140,832
Dividends

Interest                                       84,570

                                               225,402

Less foreign taxes withheld                    (21,125)

 TOTAL INCOME                                  204,277

EXPENSES

Management fee                   $ 151,192

Transfer agent fees               53,328

Distribution fees                 145,082

Accounting fees and expenses      52,086

Non-interested trustees'          42
compensation

Custodian fees and expenses       49,148

Registration fees                 117,269

Audit                             21,520

Legal                             82

Interest                          5,142

Miscellaneous                     958

 Total expenses before            595,849
reductions

 Expense reductions               (79,159)     516,690

NET INVESTMENT INCOME (LOSS)                   (312,413)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,389,177

 Foreign currency transactions    37,402       1,426,579

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            18,059,496

 Assets and liabilities in        552          18,060,048
foreign currencies

NET GAIN (LOSS)                                19,486,627

NET INCREASE (DECREASE) IN                    $ 19,174,214
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 17, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO  OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (312,413)
income (loss)

 Net realized gain (loss)      1,426,579

 Change in net unrealized      18,060,048
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    19,174,214
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       59,503,461
increase (decrease)

  TOTAL INCREASE (DECREASE)    78,677,675
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period (including     $ 78,677,675
undistributed net investment
income   of $200,753)

FINANCIAL HIGHLIGHTS - CLASS A
                                 OCTOBER 31, 1999 E

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13)

Net realized and unrealized       9.17
gain (loss)

Total from investment             9.04
operations

Net asset value, end of period   $ 19.04

TOTAL RETURN B, C                 90.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,130
(000 omitted)

Ratio of expenses to average      2.02% A, F
net assets

Ratio of expenses to average      2.01% A, G
net assets after expense
reductions

Ratio of net investment           (1.04)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS T
                                 OCTOBER 31,
                                 1999 E

                                 OCTOBER 31,
                                 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.17)

Net realized and unrealized       9.18
gain (loss)

Total from investment             9.01
operations

Net asset value, end of period   $ 19.01

TOTAL RETURN B, C                 90.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 25,682
(000 omitted)

Ratio of expenses to average      2.27% A, F
net assets

Ratio of expenses to average      2.26% A, G
net assets after expense
reductions

Ratio of net investment           (1.29)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS B
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.23)

Net realized and unrealized       9.15
gain (loss)

Total from investment             8.92
operations

Net asset value, end of period   $ 18.92

TOTAL RETURN B, C                 89.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 20,667
(000 omitted)

Ratio of expenses to average      2.78% A, F
net assets

Ratio of expenses to average      2.77% A, G
net assets after expense
reductions

Ratio of net investment           (1.79)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS C
                                 OCTOBER 31, 1999 E

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.24)

Net realized and unrealized       9.17
gain (loss)

Total from investment             8.93
operations

Net asset value, end of period   $ 18.93

TOTAL RETURN B, C                 89.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,213
(000 omitted)

Ratio of expenses to average      2.78% A, F
net assets

Ratio of expenses to average      2.76% A, G
net assets after expense
reductions

Ratio of net investment           (1.79)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 OCTOBER 31, 1999 E

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)

Net realized and unrealized       9.19
gain (loss)

Total from investment             9.09
operations

Net asset value, end of period   $ 19.09

TOTAL RETURN B, C                 90.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,986
(000 omitted)

Ratio of expenses to average      1.77% A, F
net assets

Ratio of expenses to average      1.76% A, G
net assets after expense
reductions

Ratio of net investment           (.78)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Japan Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares.The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies
(PFIC) and losses deferred due to wash sales.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
2. OPERATING POLICIES - CONTINUED
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $87,816,771 and $32,610,697, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 5,006      $ 1,035

CLASS T    35,922       1,356

CLASS B    49,074       37,614

CLASS C    55,080       40,691

          $ 145,082    $ 80,696

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 37,716     $ 22,618

CLASS T    46,244       19,283

CLASS B    24,304       24,304*

CLASS C    5,016        5,016*

          $ 113,280    $ 71,221

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 5,849   .29*

CLASS T                 17,620   .24*

CLASS B                 14,653   .29*

CLASS C                 12,461   .22*

INSTITUTIONAL CLASS     2,745    .25*

                       $ 53,328

*ANNUALIZED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $290 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $8,413,500. The weighted average interest rate was 5.5%.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 8,278

CLASS T               2.25%                     26,043

CLASS B               2.75%                     19,931

CLASS C               2.75%                     18,406

INSTITUTIONAL CLASS   1.75%                     4,145

                                               $ 76,803

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,339 under this arrangement.
In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $17 under the custodian arrangement.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 5% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 15% of the total outstanding shares of the fund.
8. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                            SHARES                        DOLLARS

                            DECEMBER 17, 1998             DECEMBER 17, 1998
                            (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                            TO OCTOBER 31,                TO OCTOBER 31,

                            1999                          1999



CLASS A Shares sold                                       $ 5,943,698
                             423,324

Shares redeemed              (48,921)                      (679,705)

Net increase (decrease)      374,403                      $ 5,263,993

CLASS T Shares sold          1,859,477                    $ 27,451,689

Shares redeemed              (508,852)                     (8,433,226)

Net increase (decrease)      1,350,625                    $ 19,018,463

CLASS B Shares sold          1,232,591                    $ 18,325,581

Shares redeemed              (140,459)                     (2,237,447)

Net increase (decrease)      1,092,132                    $ 16,088,134

CLASS C Shares sold          1,586,570                    $ 23,987,260

Shares redeemed              (413,316)                     (6,867,482)

Net increase (decrease)      1,173,254                    $ 17,119,778

INSTITUTIONAL CLASS Shares   164,732                      $ 2,149,856
sold

Shares redeemed              (8,380)                       (136,763)

Net increase (decrease)      156,352                      $ 2,013,093


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at
October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/6/99 12/3/99 $.11 $.24




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International
Investment Advisors
Pembroke, Bermuda
Fidelity International
Investment Advisors
(U.K.) Limited, London, England
Fidelity Investments Japan Ltd.
Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Brenda A. Reed, Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Quincy, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Alloaction Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)FIDELITY(REGISTERED TRADEMARK) ADVISOR

(registered trademark)
JAPAN
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C
ANNUAL REPORT
OCTOBER 31, 1999
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   23  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  32  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  40  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          41

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR JAPAN FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999         LIFE OF FUND

FIDELITY ADV JAPAN - CL A             90.40%

FIDELITY ADV JAPAN - CL A             79.45%
(INCL. 5.75% SALES CHARGE)

TOPIX                                 60.23%

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Tokyo Stock Exchange Index - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.
$10,000 OVER LIFE OF FUND
             FA Japan -CL A              TOPIX
             00741                       TK001
  1998/12/17       9425.00                    10000.00
  1998/12/31       9698.33                    10238.23
  1999/01/31       9566.38                    10289.31
  1999/02/28       9434.43                    10044.32
  1999/03/31      10650.25                    11394.22
  1999/04/30      11291.15                    11936.61
  1999/05/31      10819.90                    11401.97
  1999/06/30      12563.53                    12483.01
  1999/07/31      14165.78                    13756.39
  1999/08/31      15419.30                    14193.44
  1999/09/30      16635.13                    15124.67
  1999/10/29      17945.20                    16022.57
IMATRL PRASUN   SHR__CHT 19991031 19991111 160708 R00000000000014
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class A on December 17, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $17,945 - 79.45% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,023 - a 60.23% increase. UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR JAPAN FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total return would have been lower.
CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999         LIFE OF FUND

FIDELITY ADV JAPAN - CL T             90.10%

FIDELITY ADV JAPAN - CL T             83.45%
(INCL. 3.50% SALES CHARGE)

TOPIX                                 60.23%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Tokyo Stock Exchange Index - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.
$10,000 OVER LIFE OF FUND
             FA Japan -CL T              TOPIX
             00745                       TK001
  1998/12/17       9650.00                    10000.00
  1998/12/31       9929.85                    10238.23
  1999/01/31       9794.75                    10289.31
  1999/02/28       9650.00                    10044.32
  1999/03/31      10894.85                    11394.22
  1999/04/30      11551.05                    11936.61
  1999/05/31      11068.55                    11401.97
  1999/06/30      12853.80                    12483.01
  1999/07/31      14494.30                    13756.39
  1999/08/31      15768.10                    14193.44
  1999/09/30      17012.95                    15124.67
  1999/10/29      18344.65                    16022.57
IMATRL PRASUN   SHR__CHT 19991031 19991111 161336 R00000000000014
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class T on December 17, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $18,345 - an 83.45% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,023 - a 60.23% increase. UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR JAPAN FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return is 5%. If Fidelity had not reimbursed certain class expenses, the total return would have been lower. CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV JAPAN - CL B           89.20%

FIDELITY ADV JAPAN - CL B           84.20%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

TOPIX                               60.23%

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Tokyo Stock Exchange Index - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.
$10,000 OVER LIFE OF FUND
             FA Japan -CL B              TOPIX
             00742                       TK001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10290.00                    10238.23
  1999/01/31      10140.00                    10289.31
  1999/02/28       9990.00                    10044.32
  1999/03/31      11270.00                    11394.22
  1999/04/30      11950.00                    11936.61
  1999/05/31      11450.00                    11401.97
  1999/06/30      13280.00                    12483.01
  1999/07/31      14960.00                    13756.39
  1999/08/31      16280.00                    14193.44
  1999/09/30      17550.00                    15124.67
  1999/10/29      18420.00                    16022.57
IMATRL PRASUN   SHR__CHT 19991031 19991111 160850 R00000000000014
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class B on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $18,420 - an 84.20% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,023 - a 60.23% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR JAPAN FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return is 1%. If Fidelity had not reimbursed certain class expenses, the total return would have been lower. CUMULATIVE TOTAL RETURNS
PERIOD ENDED OCTOBER 31, 1999       LIFE OF FUND

FIDELITY ADV JAPAN - CL C           89.30%

FIDELITY ADV JAPAN - CL C           88.30%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

TOPIX                               60.23%

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, since the fund started on December 17, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Tokyo Stock Exchange Index - a market capitalization-weighted index of over 1,300 stocks traded in the Japanese market. This benchmark includes reinvested dividends and capital gains, if any, and excludes the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old.
$10,000 OVER LIFE OF FUND
             FA Japan -CL C              TOPIX
             00743                       TK001
  1998/12/17      10000.00                    10000.00
  1998/12/31      10290.00                    10238.23
  1999/01/31      10140.00                    10289.31
  1999/02/28       9990.00                    10044.32
  1999/03/31      11270.00                    11394.22
  1999/04/30      11950.00                    11936.61
  1999/05/31      11450.00                    11401.97
  1999/06/30      13280.00                    12483.01
  1999/07/31      14970.00                    13756.39
  1999/08/31      16290.00                    14193.44
  1999/09/30      17550.00                    15124.67
  1999/10/29      18930.00                    16022.57
IMATRL PRASUN   SHR__CHT 19991031 19991111 161122 R00000000000014
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Japan Fund - Class C on December 17, 1998, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $18,830 - an 88.30% increase on the initial investment. For comparison, look at how the Tokyo Stock Exchange Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $16,023 - a 60.23% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For overseas investors, Japan was
the place to be for the 12-month
period that ended October 31,
1999. This statement would have
been laughed at a year ago, as
Japan's well-documented economic
woes continued to hamper market
performance. But an emphasis on
corporate restructuring and
shareholder value - combined
with the Japanese government's
willingness to create more of a
free-enterprise market system -
proved therapeutic. For the
12-month period, the Morgan
Stanley Capital International Japan
Index returned 58.40% and Japan's
TOPIX Index returned 69.97%.
European markets, meanwhile,
produced fragmented performance
results during this time. The Morgan
Stanley Capital International
Europe Index returned 12.52%
during the 12-month period, as
several markets were hindered
early on by the poor performance
of the euro, the new single currency
for 11 European countries. The
United Kingdom, which chose not to
utilize the euro as its currency,
generated the best returns, while
Italy and Germany - beset by
fears of increased interest rates -
floundered. Telecommunications
stocks performed especially well
during this period, aided by the
seemingly endless demand for
better wireless communications.
Cross-border consolidation played
a significant role across the
European corporate landscape as
well, as merger, acquisition and
takeover bid announcements were
almost daily occurrences.
An interview with Brenda Reed, Portfolio Manager of Fidelity Advisor
Japan Fund
Q. HOW DID THE FUND PERFORM, BRENDA?
A. Both absolute and relative performance were quite good - the fund soundly beat its benchmark against the backdrop of a very strong overall market. From the fund's inception on December 17, 1998, through October 31, 1999, the fund's Class A, Class T, Class B and Class C shares had total returns of 90.40%, 90.10%, 89.20% and 89.30%, respectively, comparing favorably with the 60.23% return of the Tokyo Stock Exchange Index (TOPIX) during the same period.
Q. WHAT ACCOUNTED FOR THE FUND'S EXTRAORDINARILY STRONG PERFORMANCE?
A. The fund benefited from great stock selection virtually across the board. Overweightings in telecommunications and technology also helped, as these sectors were buoyed by the restructuring trends unfolding in Japan. The wireless telecommunications industry was particularly vibrant during the period. In contrast to the situation in the United States, wireless, or cellular, phones are much more common in Japan than personal computers. Consequently, a lot of investors concentrated their buying on companies offering products and services for the wireless telecommunications market, and the fund benefited substantially from numerous investments in that industry. Finally, the yen continued to appreciate against the dollar during the period, which increased the value of Japanese stocks in U.S. dollar terms.
Q. THE BIGGEST SECTOR CHANGES IN THE PAST SIX MONTHS WERE AN INCREASE IN UTILITIES FROM 8.0% TO 14.6% OF NET ASSETS AND A DECREASE IN FINANCE STOCKS FROM 17.0% TO 12.3%. CAN YOU COMMENT ON THOSE CHANGES?
A. Utilities showed a big increase because of my decision to add to the fund's investments in growth-oriented telecommunications stocks, which are classified as utilities. In the finance area, I cut back on non-bank finance stocks, because companies in that industry were subject to increased competitive pressures from banks. Furthermore, stocks in this group enjoyed a vigorous third-quarter advance and were no longer attractively valued.
Q. WHAT STOCKS DID WELL FOR THE FUND?
A. Hikari Tsushin was a standout performer. With its dynamic business model, which involves both one-time payments and ongoing compensation for each wireless phone the company sells, Hikari Tsushin positioned itself as a key player in the wireless communications industry. Furthermore, the company revealed plans to use a similar business model for the Internet market. NTT Mobile Communications is Japan's largest provider of wireless phone service. The stock benefited from investors' enthusiasm about the introduction of a new wireless phone with Internet capabilities. Another strong holding, Softbank Corp., appeared to have successfully remade itself. A few years ago, it was known for owning computer magazines and selling software in the retail market. Now Softbank is essentially a venture capital firm, with stakes in a number of well-known Internet companies such as Yahoo! Japan and eBay Japan.
Q. WHAT STOCKS DETRACTED FROM THE FUND'S PERFORMANCE?
A. The worst offender was Nichiei Co., one of the non-bank finance companies I sold for reasons mentioned earlier. Riso Kagaku - the industrial-printer manufacturer mentioned in the last semiannual report - again detracted from performance. The stock suffered from earnings downgrades as business from Southeast Asia and Latin America fell off. However, the company had a great cash flow, its new products were selling well and the stock price was extremely cheap as the period came to an end. As a result, I held on to the stock.
Q. WHAT'S YOUR OUTLOOK, BRENDA?
A. Overall, my outlook is very positive. One short-term bump in the road, though, could be Y2K. Many companies have built up excess inventory as insurance against supply disruptions. If business proceeds as usual, new orders could suffer while that excess inventory is being depleted. In most cases, however, the excess amounts to only a few weeks' worth, so I don't see this as anything more than a very short-term potential problem. Going forward, I will be looking carefully for continuing evidence of the commitment to restructuring that many companies have expressed. Now that the economy is recovering and the stock market is rising again, there is a possibility that some managements will slack off and fail to follow through on their restructuring plans. With Fidelity's strong research presence in Japan, I anticipate staying on the cutting edge of these developments, and I am confident that we can continue to identify promising investment opportunities for our shareholders.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

BRENDA REED ON THE
EVOLUTION OF THE FUND'S
FINANCE HOLDINGS DURING
1999:
"During the period, I substantially
increased the fund's holdings of
traditional banks and cut back on
non-bank finance stocks. Bank
stocks began to look better early
in 1999, as the government
implemented a recapitalization
plan that mitigated a lot of the risk
of bankruptcy in the banking
industry. A wave of consolidation,
together with the accompanying
cost cutting, information
technology spending and other
restructuring initiatives, put the
more solid Japanese banks in a
position to be catalysts for
restructuring throughout the
Japanese economy. Deregulation
of the Japanese banking industry,
which allowed banks to enter
traditionally non-bank financial
businesses, added to investors'
interest in banks. Accordingly, the
fund's holdings of banks rose from
around 1% early in 1999 to
approximately 8% at the end of the
period.
"On the other hand, non-bank
finance stocks experienced
appreciation in their share prices
to the point where their valuations
were getting a bit high, especially
in view of the increased competition
from banks for their business. In
addition, some non-bank finance
companies generated negative
publicity recently when their
strong-arm collection tactics were
chronicled in the national media.
All of these factors contributed to
my decision to reduce non-bank
lending companies from about 8%
last spring to roughly 2% at the
end of the period."
FUND FACTS
GOAL: long-term growth of
capital by investing mainly
in equity securities
of Japanese issuers
START DATE: December 17,
1998
SIZE: as of October 31, 1999,
more than $78 million
MANAGER: Brenda Reed,
since 1998; joined Fidelity in
1992
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

NTT Mobile Communication          5.8                     5.0
Network, Inc.

Kokusai Denshin Denwa             2.8                     0.8

Takeda Chemical Industries Ltd.   2.4                     2.8

Toyota Motor Corp.                2.4                     3.0

Softbank Corp.                    2.4                     1.3

Hikari Tsushin, Inc.              2.4                     1.3

Toyoda Gosei Co. Ltd.             2.0                     0.0

Kyocera Corp.                     2.0                     0.6

DDI Corp.                         1.9                     0.7

Omron Corp.                         1.8                     1.6

                                   25.9                    17.1

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

TECHNOLOGY                        24.7                    22.4

UTILITIES                         14.6                    8.0

FINANCE                           12.3                    17.0

DURABLES                          12.1                    13.2

HEALTH                            7.1                     7.4



ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks 94.9%                                                 Stocks 93.7%


                               Short-Term  Investments and                                  Short-Term  Investments and

                               Net Other Assets 5.1%                                        Net Other Assets 6.3%







Row: 1, Col: 1, Value: 94.90000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.1
Row: 1, Col: 1, Value: 93.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.3
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.9%

                                 SHARES                    VALUE (NOTE 1)

BASIC INDUSTRIES - 6.5%

CHEMICALS & PLASTICS - 4.3%

Asahi Chemical Industry Co.       39,000                   $ 235,966
Ltd.

Hitachi Chemical Co. Ltd.         17,000                    315,102

Kaneka Corp.                      54,000                    707,899

Mitsubishi Chemical Corp.         138,000                   626,881

Nippon Zeon Co. Ltd.              42,000                    363,025

Nissan Chemical Industries        40,000                    258,920
Co. Ltd.

Shin-Etsu Chemical Co. Ltd.       21,000                    867,227

                                                            3,375,020

IRON & STEEL - 0.4%

Nippon Steel Corp.                131,000                   333,397

METALS & MINING - 1.2%

Furukawa Electric Co. Ltd.        134,000                   978,055

PAPER & FOREST PRODUCTS - 0.6%

Hokuetsu Paper Mills Ltd.         30,000                    242,593

Nippon Paper Industries Co.       28,000                    217,815
Ltd.

                                                            460,408

TOTAL BASIC INDUSTRIES                                      5,146,880

CONSTRUCTION & REAL ESTATE -
1.0%

BUILDING MATERIALS - 0.4%

Nippon Sheet Glass Co. Ltd.       52,000                    323,611

ENGINEERING - 0.6%

Nippon Computer Systems Corp.     25,000                    489,796

TOTAL CONSTRUCTION & REAL                                   813,407
ESTATE

DURABLES - 12.1%

AUTOS, TIRES, & ACCESSORIES -
7.3%

Bridgestone Corp.                 12,000                    330,756

Denso Corp.                       14,000                    299,832

Fuji Heavy Industries Ltd.        11,000                    93,599

Hino Motors Ltd. (a)              56,000                    203,832

Honda Motor Co. Ltd.              9,000                     378,563

Koyo Seiko Co. Ltd.               24,000                    256,768

Mazda Motor Corp.                 35,000                    190,588

Toyoda Automatic Loom Works       17,000                    331,429
Ltd.

Toyoda Gosei Co. Ltd.             37,000                    1,595,486

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

DURABLES - CONTINUED

AUTOS, TIRES, & ACCESSORIES -
CONTINUED

Toyota Motor Corp.                54,000                   $ 1,872,173

Yamaha Motor Co. Ltd.             24,000                    195,457

                                                            5,748,483

CONSUMER DURABLES - 1.2%

Sankyo Co. Ltd. (Gunma)           11,800                    934,934

CONSUMER ELECTRONICS - 3.2%

Citizen Watch Co. Ltd.            22,000                    155,717

Matsushita Electric               22,000                    465,988
Industrial Co. Ltd.

Sharp Corp.                       43,000                    685,522

Sony Corp.                        7,700                     1,230,075

                                                            2,537,302

HOME FURNISHINGS - 0.4%

Otsuka Kagu Ltd.                  900                       267,947

TOTAL DURABLES                                              9,488,666

FINANCE - 12.3%

BANKS - 7.5%

Bank of Tokyo-Mitsubishi Ltd.     80,000                    1,327,635

Dai-Ichi Kangyo Bank Ltd.         62,000                    851,477

Fuji Bank Ltd.                    57,000                    782,809

Sakura Bank Ltd.                  140,000                   1,204,706

Sanwa Bank Ltd.                   86,000                    1,281,018

The Suruga Bank Ltd.              6,000                     88,163

Toyo Trust & Banking Co. Ltd.     56,000                    354,958

                                                            5,890,766

CREDIT & OTHER FINANCE - 2.4%

Aiful Corp.                       5,450                     847,923

Jafco Co. Ltd.                    3,000                     337,095

Shohkoh Fund & Co. Ltd.           590                       361,508

Takefuji Corp.                    2,400                     311,164

                                                            1,857,690

SECURITIES INDUSTRY - 2.4%

Daiwa Securities Co. Ltd.         112,000                   1,197,177

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

New Japan Securities Co. Ltd.     27,000                   $ 79,606
(a)

Nikko Securities Co. Ltd.         66,000                    621,177

                                                            1,897,960

TOTAL FINANCE                                               9,646,416

HEALTH - 7.1%

DRUGS & PHARMACEUTICALS - 5.5%

Banyu Pharmaceutical Co. Ltd.     14,000                    256,672

Fujisawa Pharmaceutical Co.       37,000                    927,443
Ltd.

Takeda Chemical Industries        33,000                    1,898,391
Ltd.

Yamanouchi Pharmaceutical Co.     13,000                    590,540
Ltd.

Yoshitomi Pharmaceutical          47,000                    640,960
Industries Ltd.

                                                            4,314,006

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Hoya Corp.                        15,000                    1,080,432

Japan Medical Dynamic             2,000                     109,484
Marketing, Inc.

Terumo Corp.                      3,000                     91,333

                                                            1,281,249

TOTAL HEALTH                                                5,595,255

INDUSTRIAL MACHINERY &
EQUIPMENT - 5.8%

ELECTRICAL EQUIPMENT - 2.8%

Mitsubishi Electric Corp.         86,000                    476,562

Omron Corp.                       69,000                    1,444,610

Yokogawa Electric Corp.           39,000                    273,421

                                                            2,194,593

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.0%

Amada Co. Ltd.                    90,000                    691,477

Daifuku Co. Ltd.                  7,000                     45,647

Fuji Machine Manufacturing        400                       18,631
Co. Ltd.

Hitachi Metals Ltd.               21,000                    103,462

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

SMC Corp.                         4,200                    $ 709,513

THK Co. Ltd.                      23,700                    776,154

                                                            2,344,884

TOTAL INDUSTRIAL MACHINERY &                                4,539,477
EQUIPMENT

MEDIA & LEISURE - 2.2%

BROADCASTING - 0.4%

Tokyo Broadcasting System,        11,000                    291,044
Inc.

ENTERTAINMENT - 0.8%

Sony Music Entertainment Ltd.     5,000                     652,581

LEISURE DURABLES & TOYS - 0.8%

Namco Ltd.                        7,200                     340,207

Nintendo Co. Ltd.                 1,700                     270,204

                                                            610,411

PUBLISHING - 0.2%

Kadokawa Shoten Publish Co.       700                       174,857
Ltd.

TOTAL MEDIA & LEISURE                                       1,728,893

NONDURABLES - 2.6%

BEVERAGES - 1.7%

Coca-Cola West Japan Co. Ltd.     3,500                     155,966

Fuji Coca-Cola Bottling Co.       19,000                    364,946
Ltd.

Ito En Ltd.                       4,800                     493,253

Kinki Coca-Cola Bottling Co.      4,000                     69,148
Ltd.

Kirin Brewery Co. Ltd.            19,000                    217,873

                                                            1,301,186

FOODS - 0.6%

Yakult Honsha Co. Ltd.            23,000                    235,467

Yonekyu Corp.                     14,000                    214,992

                                                            450,459

HOUSEHOLD PRODUCTS - 0.3%

Kao Corp.                         9,000                     274,862

TOTAL NONDURABLES                                           2,026,507

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

RETAIL & WHOLESALE - 4.4%

APPAREL STORES - 0.2%

World Co. Ltd.                    2,000                    $ 202,641

GENERAL MERCHANDISE STORES -
3.4%

FamilyMart Co. Ltd.               6,000                     417,767

Ito-Yokado Co. Ltd.               18,000                    1,441,729

Seven Eleven Japan Co. Ltd.       9,000                     825,450

                                                            2,684,946

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.8%

Paris Miki, Inc.                  3,400                     274,286

Senshukai Co. Ltd.                18,000                    345,565

                                                            619,851

TOTAL RETAIL & WHOLESALE                                    3,507,438

SERVICES - 1.6%

PRINTING - 0.6%

Dai Nippon Printing Co. Ltd.      10,000                    182,569

Riso Kagaku Corp.                 4,500                     194,478

Toppan Forms Co. Ltd.             4,000                     105,834

                                                            482,881

SERVICES - 1.0%

Nippon System Development Co.     8,900                     760,720
Ltd.

TOTAL SERVICES                                              1,243,601

TECHNOLOGY - 24.7%

COMMUNICATIONS EQUIPMENT - 1.3%

Matsushita Communication          4,000                     673,037
Industrial Co. Ltd.

NEC Corp.                         17,000                    344,490

                                                            1,017,527

COMPUTER SERVICES & SOFTWARE
- 3.9%

CSK Corp.                         5,000                     230,492

Hitachi Information Systems       20,000                    772,149

Konami Co. Ltd.                   8,700                     843,890

Oracle Corp. Japan                1,200                     244,322

Square Co. Ltd.                   3,000                     217,239

Trend Micro, Inc.                 4,000                     795,198

                                                            3,103,290

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 7.8%

Canon, Inc.                       5,000                    $ 141,657

Fujitsu Ltd.                      39,000                    1,176,087

Fujitsu Support & Service,        2,100                     590,924
Inc.

Hitachi Ltd.                      83,000                    902,625

Nihon Unisys Ltd.                 16,000                    562,401

Ricoh Co. Ltd.                    52,000                    849,479

Softbank Corp.                    4,500                     1,871,309

                                                            6,094,482

ELECTRONIC INSTRUMENTS - 1.9%

Advantest Corp.                   2,700                     407,107

Tokyo Seimitsu Co. Ltd.           9,100                     1,110,790

                                                            1,517,897

ELECTRONICS - 9.4%

Hirose Electric Co. Ltd.          5,100                     890,939

Hosiden Corp.                     9,000                     341,417

Koa Denko Co. Ltd.                6,000                     104,298

Kyocera Corp.                     16,600                    1,594,238

Mitsumi Electric Co. Ltd.         8,000                     214,358

Nichicon Corp.                    45,000                    976,711

Nidec Corp.                       2,800                     544,538

Nitto Denko Corp.                 19,000                    751,789

Rohm Co. Ltd.                     5,300                     1,191,068

TDK Corp.                         8,000                     784,442

                                                            7,393,798

PHOTOGRAPHIC EQUIPMENT - 0.4%

Olympus Optical Co. Ltd.          23,000                    311,453

TOTAL TECHNOLOGY                                            19,438,447

UTILITIES - 14.6%

CELLULAR - 8.2%

Hikari Tsushin, Inc.              2,300                     1,853,253

NTT Mobile Communication          173                       4,602,257
Network, Inc.

                                                            6,455,510

TELEPHONE SERVICES - 6.4%

DDI Corp.                         138                       1,510,876

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Kokusai Denshin Denwa             17,300                   $ 2,176,519

Nippon Telegraph & Telephone      87                        1,336,855
Corp.

                                                            5,024,250

TOTAL UTILITIES                                             11,479,760

TOTAL COMMON STOCKS                           74,654,747
(Cost $56,595,251)

CASH EQUIVALENTS - 5.5%



Taxable Central Cash Fund,        4,353,219                 4,353,219
5.21% (b) (Cost $4,353,219)

TOTAL INVESTMENT PORTFOLIO -                                79,007,966
100.4%
(Cost $60,948,470)

NET OTHER ASSETS - (0.4)%                                   (330,291)

NET ASSETS - 100%                            $ 78,677,675

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate
cost of investment securities for income tax purposes was $61,387,997. Net unrealized appreciation aggregated $17,619,969, of which $18,416,113 related to appreciated investment securities and $796,144 related to depreciated investment securities. FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 79,007,966
value (cost $60,948,470) -
See accompanying schedule

Receivable for investments                   1,411,527
sold

Receivable for fund shares                   925,239
sold

Dividends receivable                         105,169

Interest receivable                          18,774

Prepaid expenses                             6,008

 TOTAL ASSETS                                81,474,683

LIABILITIES

Payable for investments        $ 2,539,275
purchased

Payable for fund shares         86,083
redeemed

Accrued management fee          62,158

Distribution fees payable       41,359

Other payables and accrued      68,133
expenses

 TOTAL LIABILITIES                           2,797,008

NET ASSETS                                  $ 78,677,675

Net Assets consist of:

Paid in capital                             $ 59,503,461

Undistributed net investment                 200,753
income

Accumulated undistributed net                913,413
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  18,060,048
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 78,677,675

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 OCTOBER 31, 1999

CALCULATION OF MAXIMUM             $19.04
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($7,130,041 (divided by)
374,403 shares)

Maximum offering price per         $20.20
share (100/94.25 of $19.04)

CLASS T: NET ASSET VALUE and       $19.01
redemption price per share
($25,681,908 (divided by)
1,350,625 shares)

Maximum offering price per         $19.70
share (100/96.50 of $19.01)

CLASS B: NET ASSET VALUE and       $18.92
offering price per share
($20,666,931 (divided by)
1,092,132 shares) A

CLASS C: NET ASSET VALUE and       $18.93
offering price   per share
($22,213,256 (divided by)
1,173,254 shares) A

INSTITUTIONAL CLASS: NET           $19.09
ASSET VALUE, offering price
and redemption price   per
share ($2,985,539 (divided
by) 156,352 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
DECEMBER 17, 1998
(COMMENCEMENT OF OPERATIONS)
TO OCTOBER 31, 1999

INVESTMENT INCOME                             $ 140,832
Dividends

Interest                                       84,570

                                               225,402

Less foreign taxes withheld                    (21,125)

 TOTAL INCOME                                  204,277

EXPENSES

Management fee                   $ 151,192

Transfer agent fees               53,328

Distribution fees                 145,082

Accounting fees and expenses      52,086

Non-interested trustees'          42
compensation

Custodian fees and expenses       49,148

Registration fees                 117,269

Audit                             21,520

Legal                             82

Interest                          5,142

Miscellaneous                     958

 Total expenses before            595,849
reductions

 Expense reductions               (79,159)     516,690

NET INVESTMENT INCOME (LOSS)                   (312,413)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            1,389,177

 Foreign currency transactions    37,402       1,426,579

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            18,059,496

 Assets and liabilities in        552          18,060,048
foreign currencies

NET GAIN (LOSS)                                19,486,627

NET INCREASE (DECREASE) IN                    $ 19,174,214
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                              DECEMBER 17, 1998
                              (COMMENCEMENT OF OPERATIONS)
                              TO  OCTOBER 31, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (312,413)
income (loss)

 Net realized gain (loss)      1,426,579

 Change in net unrealized      18,060,048
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    19,174,214
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       59,503,461
increase (decrease)

  TOTAL INCREASE (DECREASE)    78,677,675
IN NET ASSETS

NET ASSETS

 Beginning of period           -

 End of period (including     $ 78,677,675
undistributed net investment
income   of $200,753)

FINANCIAL HIGHLIGHTS - CLASS A
                                 OCTOBER 31, 1999 E

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.13)

Net realized and unrealized       9.17
gain (loss)

Total from investment             9.04
operations

Net asset value, end of period   $ 19.04

TOTAL RETURN B, C                 90.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,130
(000 omitted)

Ratio of expenses to average      2.02% A, F
net assets

Ratio of expenses to average      2.01% A, G
net assets after expense
reductions

Ratio of net investment           (1.04)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS T
                                 OCTOBER 31,
                                 1999 E

                                 OCTOBER 31,
                                 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.17)

Net realized and unrealized       9.18
gain (loss)

Total from investment             9.01
operations

Net asset value, end of period   $ 19.01

TOTAL RETURN B, C                 90.10%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 25,682
(000 omitted)

Ratio of expenses to average      2.27% A, F
net assets

Ratio of expenses to average      2.26% A, G
net assets after expense
reductions

Ratio of net investment           (1.29)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS B
                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.23)

Net realized and unrealized       9.15
gain (loss)

Total from investment             8.92
operations

Net asset value, end of period   $ 18.92

TOTAL RETURN B, C                 89.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 20,667
(000 omitted)

Ratio of expenses to average      2.78% A, F
net assets

Ratio of expenses to average      2.77% A, G
net assets after expense
reductions

Ratio of net investment           (1.79)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS C
                                 OCTOBER 31, 1999 E

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.24)

Net realized and unrealized       9.17
gain (loss)

Total from investment             8.93
operations

Net asset value, end of period   $ 18.93

TOTAL RETURN B, C                 89.30%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 22,213
(000 omitted)

Ratio of expenses to average      2.78% A, F
net assets

Ratio of expenses to average      2.76% A, G
net assets after expense
reductions

Ratio of net investment           (1.79)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
                                 OCTOBER 31, 1999 E

                                 OCTOBER 31, 1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)

Net realized and unrealized       9.19
gain (loss)

Total from investment             9.09
operations

Net asset value, end of period   $ 19.09

TOTAL RETURN B, C                 90.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 2,986
(000 omitted)

Ratio of expenses to average      1.77% A, F
net assets

Ratio of expenses to average      1.76% A, G
net assets after expense
reductions

Ratio of net investment           (.78)% A
income (loss) to average net
assets

Portfolio turnover                152% A

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 17, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Japan Fund(the fund) is a fund of Fidelity Advisor Series VIII(the trust) and is authorized to issue an unlimited number of shares.The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies
(PFIC) and losses deferred due to wash sales.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
2. OPERATING POLICIES - CONTINUED
INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $87,816,771 and $32,610,697, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .73% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 5,006      $ 1,035

CLASS T    35,922       1,356

CLASS B    49,074       37,614

CLASS C    55,080       40,691

          $ 145,082    $ 80,696

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 37,716     $ 22,618

CLASS T    46,244       19,283

CLASS B    24,304       24,304*

CLASS C    5,016        5,016*

          $ 113,280    $ 71,221

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT    % OF AVERAGE NET ASSETS

CLASS A                $ 5,849   .29*

CLASS T                 17,620   .24*

CLASS B                 14,653   .29*

CLASS C                 12,461   .22*

INSTITUTIONAL CLASS     2,745    .25*

                       $ 53,328

*ANNUALIZED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $290 for the period.
5. INTERFUND LENDING PROGRAM.
The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $8,413,500. The weighted average interest rate was 5.5%.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 8,278

CLASS T               2.25%                     26,043

CLASS B               2.75%                     19,931

CLASS C               2.75%                     18,406

INSTITUTIONAL CLASS   1.75%                     4,145

                                               $ 76,803

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,339 under this arrangement.
In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $17 under the custodian arrangement.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 5% of the total outstanding shares of the fund. In addition, one unaffiliated shareholder was record owner of more than 15% of the total outstanding shares of the fund.
8. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                            SHARES                        DOLLARS

                            DECEMBER 17, 1998             DECEMBER 17, 1998
                            (COMMENCEMENT OF OPERATIONS)  (COMMENCEMENT OF OPERATIONS)
                            TO OCTOBER 31,                TO OCTOBER 31,

                            1999                          1999



CLASS A Shares sold                                       $ 5,943,698
                             423,324

Shares redeemed              (48,921)                      (679,705)

Net increase (decrease)      374,403                      $ 5,263,993

CLASS T Shares sold          1,859,477                    $ 27,451,689

Shares redeemed              (508,852)                     (8,433,226)

Net increase (decrease)      1,350,625                    $ 19,018,463

CLASS B Shares sold          1,232,591                    $ 18,325,581

Shares redeemed              (140,459)                     (2,237,447)

Net increase (decrease)      1,092,132                    $ 16,088,134

CLASS C Shares sold          1,586,570                    $ 23,987,260

Shares redeemed              (413,316)                     (6,867,482)

Net increase (decrease)      1,173,254                    $ 17,119,778

INSTITUTIONAL CLASS Shares   164,732                      $ 2,149,856
sold

Shares redeemed              (8,380)                       (136,763)

Net increase (decrease)      156,352                      $ 2,013,093


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Japan Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Japan Fund (a fund of Fidelity Advisor Series VIII) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Advisor Japan Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at
October 31, 1999 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Japan Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A 12/6/99 12/3/99 $.10 $.24
Class T 12/6/99 12/3/99 $.09 $.24
Class B 12/6/99 12/3/99 $.07 $.24
Class C 12/6/99 12/3/99 $.07 $.24






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International
Investment Advisors
Pembroke, Bermuda
Fidelity International
Investment Advisors
(U.K.) Limited, London, England
Fidelity Investments Japan Ltd.
Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Brenda A. Reed, Vice President
Richard A. Spillane, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
State Street Bank and Trust Company
Quincy, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)

(2_FIDELITY_LOGOS)FIDELITY(REGISTERED TRADEMARK) ADVISOR

(registered trademark)
INTERNATIONAL
CAPITAL APPRECIATION
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C
ANNUAL REPORT
OCTOBER 31, 1999
CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     12  The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            15  A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   16  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          25  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         34  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  42  The auditors' opinion.

DISTRIBUTIONS                 43


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -          49.55%       50.60%
CL A

FIDELITY ADV INTL CAP APP -          40.95%       41.94%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI World ex US                     25.26%       29.28%

International Funds Average          25.53%       n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -        49.55%       22.82%
CL A

FIDELITY ADV INTL CAP APP -        40.95%       19.22%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI World ex US                   25.26%       13.76%

International Funds Average        25.53%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL A       MS AC World ex USA
             00288                       MS025
  1997/11/03       9425.00                    10000.00
  1997/11/30       9179.95                     9717.68
  1997/12/31       9368.45                     9829.52
  1998/01/31       9641.78                    10123.55
  1998/02/28      10282.68                    10799.04
  1998/03/31      10867.03                    11172.17
  1998/04/30      11121.50                    11252.19
  1998/05/31      11093.23                    11048.13
  1998/06/30      10914.15                    11006.60
  1998/07/31      11140.35                    11111.22
  1998/08/31       8963.18                     9544.28
  1998/09/30       8802.95                     9342.67
  1998/10/31       9490.98                    10321.30
  1998/11/30       9990.50                    10875.96
  1998/12/31      10292.10                    11250.66
  1999/01/31      10508.88                    11238.61
  1999/02/28      10376.93                    10986.98
  1999/03/31      11310.00                    11517.44
  1999/04/30      11922.63                    12093.51
  1999/05/31      11291.15                    11525.48
  1999/06/30      12290.20                    12055.08
  1999/07/31      12883.98                    12337.82
  1999/08/31      13110.18                    12380.62
  1999/09/30      13449.48                    12464.35
  1999/10/29      14194.05                    12928.47
IMATRL PRASUN   SHR__CHT 19991031 19991112 092402 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class A on November 3, 1997, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $14,194 - a 41.94% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,928 - a 29.28% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -          49.60%       50.20%
CL T

FIDELITY ADV INTL CAP APP -          44.37%       44.94%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI World ex US                     25.26%       29.28%

International Funds Average          25.53%       n/a%

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -        49.60%       22.66%
CL T

FIDELITY ADV INTL CAP APP -        44.37%       20.48%
CL T   (INCL. 3.50% SALES
CHARGE)

MSCI World ex US                   25.26%       13.76%

International Funds Average        25.53%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL T       MS AC World ex USA
             00292                       MS025
  1997/11/03       9650.00                    10000.00
  1997/11/30       9399.10                     9717.68
  1997/12/31       9592.10                     9829.52
  1998/01/31       9862.30                    10123.55
  1998/02/28      10518.50                    10799.04
  1998/03/31      11116.80                    11172.17
  1998/04/30      11367.70                    11252.19
  1998/05/31      11338.75                    11048.13
  1998/06/30      11145.75                    11006.60
  1998/07/31      11377.35                    11111.22
  1998/08/31       9148.20                     9544.28
  1998/09/30       8993.80                     9342.67
  1998/10/31       9688.60                    10321.30
  1998/11/30      10200.05                    10875.96
  1998/12/31      10508.85                    11250.66
  1999/01/31      10721.15                    11238.61
  1999/02/28      10586.05                    10986.98
  1999/03/31      11541.40                    11517.44
  1999/04/30      12187.95                    12093.51
  1999/05/31      11531.75                    11525.48
  1999/06/30      12554.65                    12055.08
  1999/07/31      13162.60                    12337.82
  1999/08/31      13384.55                    12380.62
  1999/09/30      13731.95                    12464.35
  1999/10/29      14494.30                    12928.47
IMATRL PRASUN   SHR__CHT 19991031 19991112 092800 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class T on November 3, 1997, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $14,494 - a 44.94% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,928 - a 29.28% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -        48.35%       48.20%
CL B

FIDELITY ADV INTL CAP APP -        43.35%       44.20%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World ex US                   25.26%       29.28%

International Funds Average        25.53%       n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -        48.35%       21.83%
CL B

FIDELITY ADV INTL CAP APP -        43.35%       20.17%
CL B   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World ex US                   25.26%       13.76%

International Funds Average        25.53%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL B       MS AC World ex USA
             00290                       MS025
  1997/11/03      10000.00                    10000.00
  1997/11/30       9730.00                     9717.68
  1997/12/31       9930.00                     9829.52
  1998/01/31      10200.00                    10123.55
  1998/02/28      10870.00                    10799.04
  1998/03/31      11490.00                    11172.17
  1998/04/30      11750.00                    11252.19
  1998/05/31      11710.00                    11048.13
  1998/06/30      11510.00                    11006.60
  1998/07/31      11740.00                    11111.22
  1998/08/31       9440.00                     9544.28
  1998/09/30       9270.00                     9342.67
  1998/10/31       9990.00                    10321.30
  1998/11/30      10510.00                    10875.96
  1998/12/31      10820.00                    11250.66
  1999/01/31      11040.00                    11238.61
  1999/02/28      10890.00                    10986.98
  1999/03/31      11870.00                    11517.44
  1999/04/30      12500.00                    12093.51
  1999/05/31      11830.00                    11525.48
  1999/06/30      12870.00                    12055.08
  1999/07/31      13480.00                    12337.82
  1999/08/31      13710.00                    12380.62
  1999/09/30      14050.00                    12464.35
  1999/10/29      14420.00                    12928.47
IMATRL PRASUN   SHR__CHT 19991031 19991123 140132 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class B on November 3, 1997, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $14,420 - a 44.20% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,928 - a 29.28% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C's contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999         PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -            48.60%       48.30%
CL C

FIDELITY ADV INTL CAP APP -            47.60%       48.30%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World ex US                       25.26%       29.28%

International Funds Average            25.53%       n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999         PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -            48.60%       21.87%
CL C

FIDELITY ADV INTL CAP APP -            47.60%       21.87%
CL C   (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI World ex US                       25.26%       13.76%

International Funds Average            25.53%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL C       MS AC World ex USA
             00281                       MS025
  1997/11/03      10000.00                    10000.00
  1997/11/30       9730.00                     9717.68
  1997/12/31       9930.00                     9829.52
  1998/01/31      10210.00                    10123.55
  1998/02/28      10880.00                    10799.04
  1998/03/31      11490.00                    11172.17
  1998/04/30      11750.00                    11252.19
  1998/05/31      11710.00                    11048.13
  1998/06/30      11510.00                    11006.60
  1998/07/31      11740.00                    11111.22
  1998/08/31       9440.00                     9544.28
  1998/09/30       9270.00                     9342.67
  1998/10/31       9980.00                    10321.30
  1998/11/30      10500.00                    10875.96
  1998/12/31      10820.00                    11250.66
  1999/01/31      11030.00                    11238.61
  1999/02/28      10880.00                    10986.98
  1999/03/31      11850.00                    11517.44
  1999/04/30      12500.00                    12093.51
  1999/05/31      11820.00                    11525.48
  1999/06/30      12860.00                    12055.08
  1999/07/31      13480.00                    12337.82
  1999/08/31      13710.00                    12380.62
  1999/09/30      14050.00                    12464.35
  1999/10/29      14830.00                    12928.47
IMATRL PRASUN   SHR__CHT 19991031 19991112 092649 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Class C on November 3, 1997, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $14,830 - a 48.30% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,928 - a 29.28% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For overseas investors, Japan was
the place to be for the 12-month
period that ended October 31,
1999. This statement would have
been laughed at a year ago, as
Japan's well-documented economic
woes continued to hamper market
performance. But an emphasis on
corporate restructuring and
shareholder value - combined
with the Japanese government's
willingness to create more of a
free-enterprise market system -
proved therapeutic. For the
12-month period, the Morgan
Stanley Capital International Japan
Index returned 58.40% and Japan's
TOPIX Index returned 69.97%.
European markets, meanwhile,
produced fragmented performance
results during this time. The Morgan
Stanley Capital International
Europe Index returned 12.79%
during the 12-month period, as
several markets were hindered
early on by the poor performance
of the euro, the new single currency
for 11 European countries. The
United Kingdom, which chose not to
utilize the euro as its currency,
generated the best returns, while
Italy and Germany - beset by
fears of increased interest rates -
floundered. Telecommunications
stocks performed especially well
during this period, aided by the
seemingly endless demand for
better wireless communications.
Cross-border consolidation played
a significant role across the
European corporate landscape as
well, as merger, acquisition and
takeover bid announcements were
almost daily occurrences.
An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. Very well. For the 12 months that ended October 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 49.55%, 49.60%, 48.35% and 48.60%, respectively. These returns topped the Morgan Stanley Capital International AC World Index Free ex USA, which returned 25.26% during the same period. The international funds average, as tracked by Lipper Inc., returned 25.53%.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. The turnaround in the Japanese market was the single biggest contributor to performance during the period. After a long stretch of economic malaise, Japan finally turned the corner and several of the fund's small- and medium-sized Japanese stocks generated healthy returns. The fund's underweighting in Europe - particularly during the second half of the period - also helped, as did the fund's exposure to Mexican banks and several pockets of the Canadian market.
Q. WHAT FORMULA DID JAPANESE COMPANIES FOLLOW TO GET BACK ON TRACK?
A. Basically the same formula that U.S. and European companies have followed. Japanese companies - especially conglomerates and those with multiple divisions - are becoming increasingly active in the restructuring game. If a certain division becomes non-competitive, for example, company management may look to merge that division with another competitor to improve overall profitability. Managers of Japanese companies also have been more focused on providing good returns for shareholders. Much of this emphasis is due to the fact that companies' shareholder bases are more diverse and more demanding. There also are more incentives in place for top executives if their companies perform well.
Q. CAN YOU POINT TO A FEW JAPANESE STOCKS THAT PERFORMED WELL?
A. Sure. The fund's position in Paris Miki - a Japanese optical retailer - performed very well during the period, as did its stake in DDI Corp., a leading telecommunications and cellular provider. Brokerage houses such as Daiwa Securities also performed well as market levels and trading volumes picked up. Finally, electrical components company Kyocera and Internet venture capital firm Softbank also contributed positively.
Q. WHAT WAS THE STORY IN EUROPE?
A. Economic developments in both Europe and Russia played prominent roles. A series of interest-rate cuts in early 1999 sparked a revival in several European markets - particularly the United Kingdom - and the fund was able to take advantage. The fund's investments in a few smaller U.K. stocks - such as building materials retailer Wickes PLC - performed well. In addition, the restored stability of the Russian ruble was a breath of fresh air for many European exporters. Better economies also translated into a rash of merger and acquisition activity, particularly within the bustling telecommunications industry. The U.K.'s Vodafone AirTouch and Germany's Deutsche Telekom and Mannesmann were each involved in merger activity, and these stocks performed well for the fund. On another front, market performance through the first half of the period was suppressed a bit by the lackluster performance of the euro, the new single currency of 11 European nations.
Q. YOU MENTIONED MEXICO AND CANADA EARLIER . . .
A. While not considerable positions within the portfolio, I did find some good opportunities in these markets. I felt that the devaluation of Brazil's currency in early 1999 made for some great buys, particularly among Mexican banks. Prices had hit rock bottom and I decided to add to the fund's investments in banks such as Grupo Financiero Bancomer and Banacci, each of which helped the fund. The fund also received strong results from its exposure to the Canadian market, most notably its stake in electronics manufacturer Celestica.
Q. WHICH INVESTMENTS DIDN'T PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. I brought the fund's exposure to pharmaceutical stocks down during the period, from around 13% a year ago to approximately 4%. This was mostly due to slow revenue growth throughout the industry, as well as a lower level of innovation in terms of new products. The fund's positions in U.K.-based SmithKline Beecham and Glaxo Wellcome reflected the group's flat performance.
Q. WHAT'S YOUR OUTLOOK?
A. My expectations for Japan continue to be positive, but I wouldn't be surprised if there was a near-term market correction, given how well that market has performed. In Europe, better economies, more serene currency situations and continued merger activity could be positives for the time being. In terms of the emerging markets, Asian economies should continue to recover over the next year, and we may see an upturn in economic growth in Latin America.
KEVIN MCCAREY TALKS ABOUT
FIDELITY'S RESEARCH ADVANTAGE
IN JAPAN:
"It's awfully nice to finally talk
about strong performance in Japan,
but it's equally important to have
the research pieces in place to
take advantage of the rebound. In
Fidelity's case, I'm confident that
we have a major research
advantage over our competitors.
The number of analysts and fund
managers in Japan has grown
steadily in recent years, and the
experience each person brings to
the table has been invaluable.
"One thing to remember about
Japan is that its culture is markedly
different than other countries. If
we're researching a stock in Europe
or an emerging market, we can
typically conduct a nighttime
conference call and speak
English. In Japan, it's crucial to
know the language and the
culture. We've been building
relationships with companies for
years and, because of this, we
weren't starting from scratch
when the Japanese market began
its upward climb.
"Obviously, there is still lots of room
for growth in the Japanese
market. If the U.S. is in the ninth
inning of the restructuring game,
and Europe is in the third or fourth
inning, Japan is still in pre-game
warmups. As we move forward,
and more Japanese investors
become comfortable with the
long-term merits of investing in
equities, the research groundwork
we've already laid should help the
fund's performance
tremendously."
FUND FACTS
GOAL: seeks capital
appreciation by investing in
securities of foreign issuers
START DATE: November 3,
1997
SIZE: as of October 31,
1999, more than $73 million
MANAGER: Kevin McCarey,
since inception; joined
Fidelity in 1985
(checkmark)
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.



INVESTMENT CHANGES





TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Kyocera Corp. (Japan,           3.3                     0.7
Electronics)

DDI Corp. (Japan, Telephone     3.0                     3.0
Services)

Daiwa Securities Co. Ltd.       2.9                     0.0
(Japan, Securities Industry)

Softbank Corp.  (Japan,         2.3                     0.0
Computers & Office Equipment)

Celestica, Inc. (sub-vtg.)      2.0                     0.4
(Canada, Electronics)

                                13.5                    4.1

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         28.8                    27.8

TECHNOLOGY                      18.4                    8.3

UTILITIES                       12.0                    14.4

MEDIA & LEISURE                 6.5                     4.0

RETAIL & WHOLESALE              5.8                     6.9

TOP FIVE COUNTRIES AS OF
OCTOBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Japan                           34.0                    28.1

United Kingdom                  16.9                    15.1

France                          8.7                     8.2

Germany                         5.7                     5.6

Netherlands                     5.4                     3.1


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks and Investment                                       Stocks and Investment

                               Companies 96.2%                                             Companies 94.0%


                               Short-Term  Investments and                                 Short-Term  Investments and

                               Net Other Assets 3.8%                                       Net Other Assets 6.0%




Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.8
Row: 1, Col: 1, Value: 94.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.0
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE
FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 96.1%

                                 SHARES                    VALUE (NOTE 1)

AUSTRALIA - 1.3%

Australia & New Zealand           15,000                   $ 98,993
Banking Group Ltd.

News Corp. Ltd. sponsored ADR     30,000                    888,750

                                                            987,743

AUSTRIA - 0.2%

Bank Austria AG                   2,500                     124,663

BELGIUM - 0.2%

Electrabel SA                     400                       132,327

BRAZIL - 1.0%

Banco Itau SA                     4,450,000                 255,852

Brahma Cervejaria (Compagnie)     8,800                     110,000
sponsored ADR

Companhia Brasileira de           10,300                    225,313
Distribuicao Grupo Pao de
Acucar sponsored ADR

Tele Centro Sul Participacoes     1,000                     59,750
SA sponsored ADR

Tele Leste Celular                1,000                     30,375
Participacoes SA sponsored
ADR

Tele Nordeste Celular             1,000                     25,375
Participacoes SA sponsored
ADR

                                                            706,665

CANADA - 3.9%

Celestica, Inc. (sub-vtg.) (a)    27,000                    1,486,037

CGI Group, Inc. Class A (sub.     23,000                    515,730
vtg.) (a)

Cinar Films, Inc. Class B         3,000                     52,125
(sub. vtg.) (a)

Cogeco Cable, Inc.                15,000                    221,682

Nortel Networks Corp.             200                       12,306

Rogers Communications, Inc.       15,000                    303,730
Class B (non-vtg.) (a)

Shaw Communications, Inc.         2,600                     79,058
Class B

Videotron Group Ltd. (sub.        12,000                    171,231
vtg.)

                                                            2,841,899

CZECH REPUBLIC - 0.0%

SPT Telecom AS (a)                1,300                     19,617

DENMARK - 0.0%

Damgaard A/S (a)                  400                       21,281

FINLAND - 2.2%

Nokia AB sponsored ADR            12,000                    1,386,750

Sonera Group PLC                  5,000                     150,587

UPM-Kymmene Corp.                 2,500                     79,118

                                                            1,616,455

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FRANCE - 8.7%

AXA SA de CV                      5,000                    $ 707,310

Banque Nationale de Paris         600                       52,850

Bouygues                          400                       139,669

Cap Gemini SA                     1,000                     151,906

Carrefour SA (SUPERMARCHE)        1,300                     241,361

Castorama Dubois                  800                       240,348
Investissements SA

Compagnie de St. Gobain           500                       87,029

Dassault Systemes SA              1,200                     49,914

France Telecom SA                 5,300                     513,531

Groupe Danone                     200                       51,163

Havas Advertising SA              1,200                     337,357

Hermes International SA           2,700                     296,216

Lafarge SA                        600                       57,914

Rhodia SA                         9,200                     178,088

Sanofi-Synthelabo SA (a)          5,000                     221,265

Schneider SA (a)                  900                       62,186

Societe Generale, France          2,100                     458,565
Class A

Suez Lyonnaise des Eaux           2,400                     388,625

Television Francaise 1 SA         1,500                     471,540

Total Fina SA Class B             7,307                     974,571

Transiciel SA                     5,000                     289,570

Vivendi SA (a)                    6,300                     478,835

                                                            6,449,813

GERMANY - 5.6%

Allianz AG (Reg.)                 2,000                     607,833

Celanese AG (a)                   240                       3,798

DaimlerChrysler AG (Reg.)         2,100                     163,275

Deutsche Bank AG                  5,000                     358,561

Deutsche Telekom AG               13,000                    601,346

Dresdner Bank AG                  4,000                     206,549

Fresenius Medical Care AG         10,000                    233,125
sponsored ADR

Hoechst AG                        2,400                     106,309

Kali Und Salz Beteiligungs AG     2,100                     30,084

Mannesmann AG (Reg.)              3,200                     506,014

Munich Reinsurance AG (Reg.)      1,500                     342,895

Primacom AG                       6,000                     297,482

Siemens AG                        900                       81,222

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GERMANY - CONTINUED

Veba AG                           4,600                    $ 249,857

Wella AG                          12,500                    305,921

                                                            4,094,271

HONG KONG - 1.9%

Dah Sing Financial Holdings       200,000                   798,146
Ltd.

Hengan International Group        56,000                    15,319
Co. Ltd. (c)

Johnson Electric Holdings         20,000                    108,136
Ltd.

Li & Fung Ltd.                    80,000                    136,457

Wing Hang Bank Ltd.               100,000                   326,339

                                                            1,384,397

INDIA - 1.5%

Housing Development Finance       60,000                    364,809
Corp. Ltd.

Industrial Credit &               100,000                   181,944
Investment Corp. of India
Ltd.

Pentafour Software & Exports      25,000                    347,190
Ltd. (a)

Pentafour Software & Exports      14,700                    204,148
Ltd. New (a)

                                                            1,098,091

IRELAND - 0.1%

CRH PLC                           3,500                     66,274

ITALY - 0.7%

Assicurazioni Generali Spa        2,000                     64,665

Eni Spa sponsored ADR             20,000                    117,959

Mondadori (Arnoldo) Editore       3,400                     63,954
Spa

San Paolo-IMI Spa                 6,000                     79,257

TECNOST Spa (a)                   61,000                    118,531

Unicredito Italiano Spa           22,500                    105,527

                                                            549,893

JAPAN - 34.0%

Ariake Japan                      3,000                     193,037

Asahi Bank Ltd.                   65,000                    578,055

CSK Corp.                         1,300                     59,928

Dai-Ichi Kangyo Bank Ltd.         25,000                    343,337

Daiwa Securities Co. Ltd.         200,000                   2,137,815

DDI Corp.                         200                       2,189,676

FamilyMart Co. Ltd.               15,000                    1,044,418

FCC Co. Ltd.                      35,000                    662,185

Fuji Bank Ltd.                    20,000                    274,670

Fuji Coca-Cola Bottling Co.       25,000                    480,192
Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

JAPAN - CONTINUED

Fuji Television Network, Inc.     27                       $ 233,373

Fujitsu Ltd.                      11,000                    331,717

Furukawa Electric Co. Ltd.        105,000                   766,387

Hikari Tsushin, Inc.              300                       241,729

Hino Motors Ltd. (a)              80,000                    291,188

Hitachi Ltd.                      50,000                    543,750

Honda Motor Co. Ltd.              4,000                     168,250

Ichiyoshi Securities Co. Ltd.     60,000                    375,702

Japan Business Computer Co.       800                       20,053
Ltd.

Kansai Electric Power Co.,        27,800                    520,357
Inc.

Koa Denko Co. Ltd.                20,000                    347,659

Kyocera Corp.                     25,000                    2,400,964

Mitsubishi Trust & Banking        5,000                     67,371
Corp.

New Japan Securities Co. Ltd.     277,000                   816,701
(a)

Nichicon Corp.                    10,000                    217,047

Nidec Tosok Corp.                 26,000                    259,688

Nihon Unisys Ltd.                 24,000                    843,601

Nikko Securities Co. Ltd.         60,000                    564,706

Nintendo Co. Ltd.                 2,300                     365,570

Nomura Securities Co. Ltd.        35,000                    578,487

Omron Corp.                       18,000                    376,855

Paris Miki, Inc.                  1,000                     80,672

Sega Enterprises                  21,700                    390,131

Senshukai Co. Ltd.                40,000                    767,923

Skylark Co. Ltd.                  15,000                    420,648

Softbank Corp.                    4,000                     1,663,385

Sumitomo Trust & Banking Ltd.     40,000                    409,508

Takeda Chemical Industries        4,000                     230,108
Ltd.

The Daimaru, Inc.                 100,000                   493,637

Toko, Inc.                        41,000                    202,785

Tokyo Broadcasting System,        15,000                    396,879
Inc.

Tokyo Electric Power Co.          15,500                    346,843

Toyo Trust & Banking Co. Ltd.     60,000                    380,312

Yamada Denki Co. Ltd.             1,000                     71,357

Yamaha Motor Co. Ltd.             70,000                    570,084

Yokogawa Electric Corp.           50,000                    350,540

                                                            25,069,280

LUXEMBOURG - 0.1%

Audiofina                         1,910                     96,310

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MALAYSIA - 0.0%

Berjaya Sports Toto BHD           10,000                   $ 21,711

MEXICO - 2.4%

Banacci SA de CV Class O (a)      400,000                   1,003,905

Corporacion Geo SA de CV (a)      20,000                    50,716

Grupo Financiero Probursa SA      400,000                   40,823
de CV (a)

Grupo Televisa SA de CV           7,300                     310,250
sponsored ADR (a)

Telefonos de Mexico SA            4,100                     350,550
sponsored ADR representing
Class L shares

                                                            1,756,244

NETHERLANDS - 5.4%

ABN AMRO Holding NV               9,000                     218,269

Aegon NV                          6,000                     555,405

Equant NV (a)                     6,000                     585,470

Fortis Amev NV                    9,000                     310,742

Getronics NV                      1,100                     55,002

Gucci Group NV (NY Shares)        1,200                     96,900

ING Groep NV                      16,000                    946,541

Koninklijke Ahold NV              10,500                    323,432

Koninklijke KPN NV                2,300                     118,378

Koninklijke Philips               1,800                     187,088
Electronics NV (NY shares)

Libertel NV (a)                   5,000                     94,941

Numico NV                         1,807                     73,865

Vendex KBB NV                     12,500                    365,918

Vnu NV                            2,400                     81,396

                                                            4,013,347

NORWAY - 0.2%

Norsk Hydro AS                    3,000                     120,004

RUSSIA - 0.1%

Vimpel Communications             3,000                     50,625
sponsored ADR (a)

SINGAPORE - 0.2%

Chartered Semiconduct             1,000                     33,188
Manufacturing Ltd. ADR

Natsteel Electronics Ltd.         25,000                    97,803

                                                            130,991

SPAIN - 1.3%

Argentaria Caja Postal y          12,000                    267,101
Banco Hipotecario de Espana
SA

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SPAIN - CONTINUED

Banco Santander Central           36,000                   $ 374,827
Hispano SA

Telefonica SA (a)                 21,000                    346,471

                                                            988,399

SWEDEN - 1.3%

A-Com AB (a)                      2,000                     23,171

Electrolux AB                     9,600                     192,006

Ericsson (L.M.) Telefon AB        13,000                    555,750
Class B

Swedish Match Co.                 40,000                    146,834

Volvo AB Class B                  2,300                     59,605

                                                            977,366

SWITZERLAND - 5.1%

ABB Ltd. (Reg)  (a)               2,450                     247,271

Ares Serono SA Class B            200                       311,658
(Bearer)

Credit Suisse Group (Reg.)        3,500                     674,272

Holderbank Financiere Glarus      52                        64,175
AG (Bearer)

Julius Baer Holding AG            27                        81,396

Kuoni Reisen Holding AG Class     21                        89,749
B (Reg.)

Nestle SA (Reg.)                  320                       618,581

Novartis AG (Reg.)                180                       269,840

PubliGroupe SA                    200                       147,018

Roche Holding AG                  40                        481,294
participation certificates

Swatch Group AG (The) (Bearer)    360                       287,356

UBS AG                            1,600                     466,566

                                                            3,739,176

TAIWAN - 1.8%

Far Eastern Textile Ltd.          171,200                   234,240

Taishin International Bank        114,240                   65,187

Taiwan Semiconductor              154,500                   686,775
Manufacturing Co. Ltd.

United Microelectronics Corp.     57,500                    149,551

Yuanta Securities Co. Ltd.        230,000                   229,855

                                                            1,365,608

UNITED KINGDOM - 16.9%

Abbey National PLC                14,000                    273,957

Alliance & Leicester PLC          10,100                    147,483

Allied Zurich PLC                 30,000                    362,590

Amvescap PLC                      50,000                    447,277

Arcadia Group PLC                 55,000                    138,602

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

AstraZeneca Group PLC (Sweden)    3,100                    $ 140,449

Bank of Scotland                  20,000                    249,620

BG PLC                            18,000                    99,971

BP Amoco PLC                      64,000                    616,000

British Telecommunications PLC    33,000                    594,000

CGU PLC                           20,000                    291,552

Computacenter PLC                 12,900                    134,701

de la Rue PLC                     40,000                    202,426

Diageo PLC                        15,000                    151,696

General Electric Co. PLC          32,300                    351,350

GKN PLC                           4,300                     68,871

Glaxo Wellcome PLC                10,900                    326,319

HSBC Holdings PLC (Reg.)          29,000                    357,062

Kingfisher PLC                    11,000                    120,197

Lloyds TSB Group PLC              40,000                    553,505

MERANT PLC (a)                    180,000                   725,180

Misys PLC                         29,900                    249,771

Pearson PLC                       11,000                    247,268

Prudential Corp. PLC              16,300                    255,842

Rentokil Initial PLC              225,000                   750,155

Reuters Group PLC                 60,000                    557,945

Royal Bank of Scotland Group      30,000                    691,635
PLC

Shell Transport & Trading Co.     75,000                    573,438
PLC (Reg.)

Smith (David S.) Holdings PLC     41,600                    130,657

SmithKline Beecham PLC            45,000                    576,000

Standard Chartered PLC            50,000                    701,748

Unilever PLC                      37,500                    348,633

Vodafone AirTouch PLC             190,000                   910,813

Wickes PLC                        20,000                    104,584

                                                            12,451,297

TOTAL COMMON STOCKS                           70,873,747
(Cost $60,945,632)

NONCONVERTIBLE PREFERRED
STOCKS - 0.1%



GERMANY - 0.1%

Dyckerhoff AG (Cost $39,056)      1,300                     38,810

INVESTMENT COMPANIES - 0.0%

                                 SHARES                    VALUE (NOTE 1)

MULTI-NATIONAL - 0.0%

European Warrant Fund, Inc.       100                      $ 1,544
(Cost $1,553)

CASH EQUIVALENTS - 9.4%



Central Cash Collateral Fund,     852,480                   852,480
5.26% (b)

Taxable Central Cash Fund,        6,056,873                 6,056,873
5.21% (b)

TOTAL CASH EQUIVALENTS                        6,909,353
(Cost $6,909,353)

TOTAL INVESTMENT PORTFOLIO -                                77,823,454
105.6%
(Cost $67,895,594)

NET OTHER ASSETS - (5.6)%                                   (4,111,540)

NET ASSETS - 100%                            $ 73,711,914

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,319 or 0.0% of net assets.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $68,123,123. Net unrealized appreciation aggregated $9,700,331, of which $10,837,285 related to appreciated investment securities and $1,136,954 related to depreciated investment securities.
The fund hereby designates approximately $53,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              1.8%

CASH EQUIVALENTS              9.4

CONSTRUCTION & REAL ESTATE    0.8

DURABLES                      4.7

ENERGY                        3.2

FINANCE                       28.8

HEALTH                        3.8

INDUSTRIAL MACHINERY &        3.1
EQUIPMENT

MEDIA & LEISURE               6.5

NONDURABLES                   3.3

RETAIL & WHOLESALE            5.8

SERVICES                      4.0

TECHNOLOGY                    18.4

UTILITIES                     12.0

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
    OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 77,823,454
value (cost $67,895,594) -
See accompanying schedule

Foreign currency held at                     1,088,256
value (cost $1,081,674)

Receivable for investments                   2,572,588
sold

Receivable for fund shares                   1,203,685
sold

Dividends receivable                         80,354

Interest receivable                          32,563

Other receivables                            620

 TOTAL ASSETS                                82,801,520

LIABILITIES

Payable for investments        $ 8,064,525
purchased

Payable for fund shares         22,836
redeemed

Accrued management fee          31,324

Distribution fees payable       29,745

Other payables and accrued      88,696
expenses

Collateral on securities        852,480
loaned, at value

 TOTAL LIABILITIES                           9,089,606

NET ASSETS                                  $ 73,711,914

Net Assets consist of:

Paid in capital                             $ 59,933,951

Accumulated net investment                   (17,356)
loss

Accumulated undistributed net                3,856,233
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  9,939,086
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 73,711,914

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
    OCTOBER 31, 1999

CALCULATION OF MAXIMUM             $15.06
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($3,407,206 (divided by)
226,245 shares)

Maximum offering price per         $15.98
share (100/94.25 of $15.06)

CLASS T: NET ASSET VALUE and       $15.02
redemption price per share
 ($44,232,845 (divided by)
2,945,840 shares)

Maximum offering price per         $15.56
share (100/96.50 of $15.02)

CLASS B: NET ASSET VALUE and       $14.82
offering price per share
($11,098,389 (divided by)
748,685 shares) A

CLASS C: NET ASSET VALUE and       $14.83
offering price per share
($7,874,453 (divided by)
531,149 shares) A

INSTITUTIONAL CLASS: NET           $15.09
ASSET VALUE, offering price
and redemption price   per
share ($7,099,021 (divided
by) 470,487 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
    YEAR ENDED OCTOBER 31,
1999

INVESTMENT INCOME                            $ 513,981
Dividends

Interest                                      155,257

Security lending                              3,974

                                              673,212

Less foreign taxes withheld                   (57,674)

 TOTAL INCOME                                 615,538

EXPENSES

Management fee                   $ 278,914

Transfer agent fees               103,655

Distribution fees                 205,608

Accounting and security           60,363
lending fees

Non-interested trustees'          104
compensation

Custodian fees and expenses       139,933

Registration fees                 64,807

Audit                             35,279

Legal                             137

Miscellaneous                     1,068

 Total expenses before            889,868
reductions

 Expense reductions               (141,346)   748,522

NET INVESTMENT INCOME (LOSS)                  (132,984)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            6,722,068

 Foreign currency transactions    (20,348)    6,701,720

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            9,206,095

 Assets and liabilities in        9,831       9,215,926
foreign currencies

NET GAIN (LOSS)                               15,917,646

NET INCREASE (DECREASE) IN                   $ 15,784,662
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                              YEAR ENDED OCTOBER 31, 1999  NOVEMBER 3, 1997
                                                           (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (132,984)                  $ (24,699)
income (loss)

 Net realized gain (loss)      6,701,720                    (2,722,092)

 Change in net unrealized      9,215,926                    723,160
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    15,784,662                   (2,023,631)
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       34,004,800                   25,946,083
increase (decrease)

  TOTAL INCREASE (DECREASE)    49,789,462                   23,922,452
IN NET ASSETS

NET ASSETS

 Beginning of period           23,922,452                   -

 End of period (including     $ 73,711,914                 $ 23,922,452
accumulated net investment
loss of $17,356 and $16,514,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.07   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)     .00

Net realized and unrealized       5.00      .07 H
gain (loss)

Total from investment             4.99      .07
operations

Net asset value, end of period   $ 15.06   $ 10.07

TOTAL RETURN B, C                 49.55%    0.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,407   $ 860
(000 omitted)

Ratio of expenses to average      1.72% F   2.06% A, F
net assets

Ratio of expenses to average      1.67% G   2.06%  A
net assets after expense
reductions

Ratio of net investment           (.06)%    .03%  A
income (loss) to average net
assets

Portfolio turnover                218%      199%  A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - CLASS T
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.04   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)     (.03)

Net realized and unrealized       5.02      .07  H
gain (loss)

Total from investment             4.98      .04
operations

Net asset value, end of period   $ 15.02   $ 10.04

TOTAL RETURN B, C                 49.60%    0.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 44,233  $ 12,117
(000 omitted)

Ratio of expenses to average      1.97% F   2.31% A, F
net assets

Ratio of expenses to average      1.92% G   2.31% A
net assets after expense
reductions

Ratio of net investment           (.31)%    (.24)% A
income (loss) to average net
assets

Portfolio turnover                218%      199% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - CLASS B
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.99    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)     (.07)

Net realized and unrealized       4.93      .06 H
gain (loss)

Total from investment             4.83      (.01)
operations

Net asset value, end of period   $ 14.82   $ 9.99

TOTAL RETURN B, C                 48.35%    (0.10)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,098  $ 4,047
(000 omitted)

Ratio of expenses to average      2.47% F   2.81% A, F
net assets

Ratio of expenses to average      2.42% G   2.81% A
net assets after expense
reductions

Ratio of net investment           (.81)%    (.70)% A
income (loss) to average net
assets

Portfolio turnover                218%      199% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - CLASS C
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.98    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)     (.08)

Net realized and unrealized       4.95      .06 H
gain (loss)

Total from investment             4.85      (.02)
operations

Net asset value, end of period   $ 14.83   $ 9.98

TOTAL RETURN B, C                 48.60%    (0.20)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,874   $ 2,217
(000 omitted)

Ratio of expenses to average      2.47% F   2.81%  A, F
net assets

Ratio of expenses to average      2.42% G   2.81% A
net assets after expense
reductions

Ratio of net investment           (.81)%    (.75)% A
income (loss) to average net
assets

Portfolio turnover                218%      199% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.09   $ 10.00
period

Income from Investment
Operations

Net investment income D           .02       .04

Net realized and unrealized       4.98      .05 H
gain (loss)

Total from investment             5.00      .09
operations

Net asset value, end of period   $ 15.09   $ 10.09

TOTAL RETURN B, C                 49.55%    0.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,099   $ 4,682
(000 omitted)

Ratio of expenses to average      1.47% F   1.81% A, F
net assets

Ratio of expenses to average      1.42% G   1.81% A
net assets after expense
reductions

Ratio of net investment           .19%      .34% A
income to average net assets

Portfolio turnover                218%      199% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.
2. OPERATING POLICIES - CONTINUED
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $111,681,781 and $78,761,426, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets. SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,945      $ 259

CLASS T    104,765      3,188

CLASS B    59,674       44,777

CLASS C    37,224       25,920

          $ 205,608    $ 74,144

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 22,396     $ 8,807

CLASS T    69,489       20,336

CLASS B    13,971       13,971*

CLASS C    2,028        2,028*

          $ 107,884    $ 45,142

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 5,687    .36

CLASS T                 58,149    .28

CLASS B                 17,993    .30

CLASS C                 11,442    .31

INSTITUTIONAL CLASS     10,384    .18

                       $ 103,655

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $518 for the period. ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. SECURITY LENDING.
The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $793,079. The fund received cash collateral of $852,480 which was invested in Central Cash Collateral Fund.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.70%                    $ 6,460

CLASS T               1.95%                     68,044

CLASS B               2.45%                     20,580

CLASS C               2.45%                     13,090

INSTITUTIONAL CLASS   1.45%                     12,968

                                               $ 121,142

Effective December 1, 1998, Class A, Class T, Class B, Class C and Institutional Class expense limitations were changed from 2.00%, 2.25%, 2.75%, 2.75% and 1.75%; to 1.70%, 1.95%, 2.45%, 2.45% and 1.45%
of each class' average net assets, respectively.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $20,204 under this arrangement.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 11% of the total outstanding shares of the fund.
8. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                            SHARES                                          DOLLARS

                            YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,

                            1999                    1998 A                  1999                    1998 A



CLASS A Shares sold                                  103,525                $ 2,262,199             $ 1,119,865
                             171,382

Shares redeemed              (30,537)                (18,125)                (375,127)               (186,338)

Net increase (decrease)      140,845                 85,400                 $ 1,887,072             $ 933,527

CLASS T Shares sold          2,655,095               1,397,855              $ 35,017,679            $ 15,422,063

Shares redeemed              (915,882)               (191,228)               (11,570,979)            (1,955,961)

Net increase (decrease)      1,739,213               1,206,627              $ 23,446,700            $ 13,466,102

CLASS B Shares sold          490,982                 456,271                $ 6,457,280             $ 5,032,634

Shares redeemed              (147,536)               (51,032)                (1,813,165)             (570,862)

Net increase (decrease)      343,446                 405,239                $ 4,644,115             $ 4,461,772

CLASS C Shares sold          381,866                 260,112                $ 5,012,400             $ 2,832,954

Shares redeemed              (72,877)                (37,952)                (886,960)               (392,926)

Net increase (decrease)      308,989                 222,160                $ 4,125,440             $ 2,440,028

INSTITUTIONAL CLASS Shares   898,968                 464,227                $ 10,922,948            $ 4,644,654
sold

Shares redeemed              (892,708)               -                       (11,021,475)            -

Net increase (decrease)      6,260                   464,227                $ (98,527)              $ 4,644,654


A SHARE TRANSACTIONS FOR CLASS A, CLASS T, CLASS B, CLASS C, AND
INSTITUTIONAL CLASS ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT
OF OPERATIONS)    TO OCTOBER 31, 1998.
INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor International Capital Appreciation Fund as of October 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets, and the financial highlights for the period November 3, 1997 (commencement of operations) to October 31, 1998 were audited by other auditors whose report, dated December 11, 1998, expressed an unqualified opinion on those statements and financial highlights.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.
/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 3, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A 12/6/99 12/3/99 $.01 $.64
Class T 12/6/99 12/3/99 - $.63
Class B 12/6/99 12/3/99 - $.59
Class C 12/6/99 12/3/99 - $.60
The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited,
London, England
Fidelity Investments Japan Limited, Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Kevin McCarey, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)

(2_FIDELITY_LOGOS)FIDELITY(REGISTERED TRADEMARK) ADVISOR

(registered trademark)
INTERNATIONAL
CAPITAL APPRECIATION
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1999
CONTENTS


PRESIDENT'S MESSAGE           3   Ned Johnson on investing
                                  strategies.

PERFORMANCE                   4   How the fund has done over
                                  time.

FUND TALK                     6   The manager's review of fund
                                  performance, strategy and
                                  outlook.

INVESTMENT CHANGES            9   A summary of major shifts in
                                  the fund's investments over
                                  the past six months.

INVESTMENTS                   10  A complete list of the fund's
                                  investments with their
                                  market values.

FINANCIAL STATEMENTS          19  Statements of assets and
                                  liabilities, operations, and
                                  changes in net assets,  as
                                  well as financial highlights.

NOTES                         28  Notes to the financial
                                  statements.

INDEPENDENT AUDITORS' REPORT  36  The auditors' opinion.

DISTRIBUTIONS                 37


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR INTERNATIONAL CAPITAL APPRECIATION FUND -
INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -        49.55%       50.90%
INST CL

MSCI World ex US                   25.26%       29.28%

International Funds Average        25.53%       n/a

CUMULATIVE TOTAL RETURNS show Institutional Class performance in percentage terms over a set period - in this case, one year or since the fund started on November 3, 1997. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International AC World Index Free ex USA - a market capitalization-weighted index that is designed to represent the performance of developed stock markets, excluding the United States, throughout the world. To measure how the fund's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  LIFE OF FUND

FIDELITY ADV INTL CAP APP -          49.55%       22.94%
INST CL

MSCI World ex US                     25.26%       13.76%

International Funds Average          25.53%       n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Intl Cap App -CL I       MS AC World ex USA
             00291                       MS025
  1997/11/03      10000.00                    10000.00
  1997/11/30       9740.00                     9717.68
  1997/12/31       9950.00                     9829.52
  1998/01/31      10230.00                    10123.55
  1998/02/28      10910.00                    10799.04
  1998/03/31      11540.00                    11172.17
  1998/04/30      11810.00                    11252.19
  1998/05/31      11780.00                    11048.13
  1998/06/30      11590.00                    11006.60
  1998/07/31      11830.00                    11111.22
  1998/08/31       9520.00                     9544.28
  1998/09/30       9360.00                     9342.67
  1998/10/31      10090.00                    10321.30
  1998/11/30      10630.00                    10875.96
  1998/12/31      10960.00                    11250.66
  1999/01/31      11180.00                    11238.61
  1999/02/28      11040.00                    10986.98
  1999/03/31      12010.00                    11517.44
  1999/04/30      12740.00                    12093.51
  1999/05/31      12060.00                    11525.48
  1999/06/30      13050.00                    12055.08
  1999/07/31      13690.00                    12337.82
  1999/08/31      13930.00                    12380.62
  1999/09/30      14290.00                    12464.35
  1999/10/29      15090.00                    12928.47
IMATRL PRASUN   SHR__CHT 19991031 19991112 092748 R00000000000027
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor International Capital Appreciation Fund - Institutional Class on November 3, 1997, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $15,090 - a 50.90% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC World Index Free ex USA did over the same period. With dividends reinvested, the same $10,000 would have grown to $12,928 - a 29.28% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For overseas investors, Japan was
the place to be for the 12-month
period that ended October 31,
1999. This statement would have
been laughed at a year ago, as
Japan's well-documented economic
woes continued to hamper market
performance. But an emphasis on
corporate restructuring and
shareholder value - combined
with the Japanese government's
willingness to create more of a
free-enterprise market system -
proved therapeutic. For the
12-month period, the Morgan
Stanley Capital International Japan
Index returned 58.40% and Japan's
TOPIX Index returned 69.97%.
European markets, meanwhile,
produced fragmented performance
results during this time. The Morgan
Stanley Capital International
Europe Index returned 12.79%
during the 12-month period, as
several markets were hindered
early on by the poor performance
of the euro, the new single currency
for 11 European countries. The
United Kingdom, which chose not to
utilize the euro as its currency,
generated the best returns, while
Italy and Germany - beset by
fears of increased interest rates -
floundered. Telecommunications
stocks performed especially well
during this period, aided by the
seemingly endless demand for
better wireless communications.
Cross-border consolidation played
a significant role across the
European corporate landscape as
well, as merger, acquisition and
takeover bid announcements were
almost daily occurrences.
An interview with Kevin McCarey, Portfolio Manager of Fidelity Advisor International Capital Appreciation Fund
Q. HOW DID THE FUND PERFORM, KEVIN?
A. Very well. For the 12 months that ended October 31, 1999, the fund's Institutional Class shares returned 49.55%. This topped the Morgan Stanley Capital International AC World Index Free ex USA, which returned 25.26% during the same period. The international funds average, as tracked by Lipper Inc., returned 25.53%.
Q. WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?
A. The turnaround in the Japanese market was the single biggest contributor to performance during the period. After a long stretch of economic malaise, Japan finally turned the corner and several of the fund's small- and medium-sized Japanese stocks generated healthy returns. The fund's underweighting in Europe - particularly during the second half of the period - also helped, as did the fund's exposure to Mexican banks and several pockets of the Canadian market.
Q. WHAT FORMULA DID JAPANESE COMPANIES FOLLOW TO GET BACK ON TRACK?
A. Basically the same formula that U.S. and European companies have followed. Japanese companies - especially conglomerates and those with multiple divisions - are becoming increasingly active in the restructuring game. If a certain division becomes non-competitive, for example, company management may look to merge that division with another competitor to improve overall profitability. Managers of Japanese companies also have been more focused on providing good returns for shareholders. Much of this emphasis is due to the fact that companies' shareholder bases are more diverse and more demanding. There also are more incentives in place for top executives if their companies perform well.
Q. CAN YOU POINT TO A FEW JAPANESE STOCKS THAT PERFORMED WELL?
A. Sure. The fund's position in Paris Miki - a Japanese optical retailer - performed very well during the period, as did its stake in DDI Corp., a leading telecommunications and cellular provider. Brokerage houses such as Daiwa Securities also performed well as market levels and trading volumes picked up. Finally, electrical components company Kyocera and Internet venture capital firm Softbank also contributed positively.
Q. WHAT WAS THE STORY IN EUROPE?
A. Economic developments in both Europe and Russia played prominent roles. A series of interest-rate cuts in early 1999 sparked a revival in several European markets - particularly the United Kingdom - and the fund was able to take advantage. The fund's investments in a few smaller U.K. stocks - such as building materials retailer Wickes PLC - performed well. In addition, the restored stability of the Russian ruble was a breath of fresh air for many European exporters. Better economies also translated into a rash of merger and acquisition activity, particularly within the bustling telecommunications industry. The U.K.'s Vodafone AirTouch and Germany's Deutsche Telekom and Mannesmann were each involved in merger activity, and these stocks performed well for the fund. On another front, market performance through the first half of the period was suppressed a bit by the lackluster performance of the euro, the new single currency of 11 European nations.
Q. YOU MENTIONED MEXICO AND CANADA EARLIER . . .
A. While not considerable positions within the portfolio, I did find some good opportunities in these markets. I felt that the devaluation of Brazil's currency in early 1999 made for some great buys, particularly among Mexican banks. Prices had hit rock bottom and I decided to add to the fund's investments in banks such as Grupo Financiero Bancomer and Banacci, each of which helped the fund. The fund also received strong results from its exposure to the Canadian market, most notably its stake in electronics manufacturer Celestica.
Q. WHICH INVESTMENTS DIDN'T PERFORM AS WELL AS YOU WOULD HAVE LIKED?
A. I brought the fund's exposure to pharmaceutical stocks down during the period, from around 13% a year ago to approximately 4%. This was mostly due to slow revenue growth throughout the industry, as well as a lower level of innovation in terms of new products. The fund's positions in U.K.-based SmithKline Beecham and Glaxo Wellcome reflected the group's flat performance.
Q. WHAT'S YOUR OUTLOOK?
A. My expectations for Japan continue to be positive, but I wouldn't be surprised if there was a near-term market correction, given how well that market has performed. In Europe, better economies, more serene currency situations and continued merger activity could be positives for the time being. In terms of the emerging markets, Asian economies should continue to recover over the next year, and we may see an upturn in economic growth in Latin America.
KEVIN MCCAREY TALKS ABOUT
FIDELITY'S RESEARCH ADVANTAGE
IN JAPAN:
"It's awfully nice to finally talk
about strong performance in Japan,
but it's equally important to have
the research pieces in place to
take advantage of the rebound. In
Fidelity's case, I'm confident that
we have a major research
advantage over our competitors.
The number of analysts and fund
managers in Japan has grown
steadily in recent years, and the
experience each person brings to
the table has been invaluable.
"One thing to remember about
Japan is that its culture is markedly
different than other countries. If
we're researching a stock in Europe
or an emerging market, we can
typically conduct a nighttime
conference call and speak
English. In Japan, it's crucial to
know the language and the
culture. We've been building
relationships with companies for
years and, because of this, we
weren't starting from scratch
when the Japanese market began
its upward climb.
"Obviously, there is still lots of room
for growth in the Japanese
market. If the U.S. is in the ninth
inning of the restructuring game,
and Europe is in the third or fourth
inning, Japan is still in pre-game
warmups. As we move forward,
and more Japanese investors
become comfortable with the
long-term merits of investing in
equities, the research groundwork
we've already laid should help the
fund's performance
tremendously."
FUND FACTS
GOAL: seeks capital
appreciation by investing in
securities of foreign issuers
START DATE: November 3,
1997
SIZE: as of October 31,
1999, more than $73 million
MANAGER: Kevin McCarey,
since inception; joined
Fidelity in 1985
(checkmark)
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.



INVESTMENT CHANGES





TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Kyocera Corp. (Japan,           3.3                     0.7
Electronics)

DDI Corp. (Japan, Telephone     3.0                     3.0
Services)

Daiwa Securities Co. Ltd.       2.9                     0.0
(Japan, Securities Industry)

Softbank Corp.  (Japan,         2.3                     0.0
Computers & Office Equipment)

Celestica, Inc. (sub-vtg.)      2.0                     0.4
(Canada, Electronics)

                                13.5                    4.1

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         28.8                    27.8

TECHNOLOGY                      18.4                    8.3

UTILITIES                       12.0                    14.4

MEDIA & LEISURE                 6.5                     4.0

RETAIL & WHOLESALE              5.8                     6.9

TOP FIVE COUNTRIES AS OF
OCTOBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Japan                           34.0                    28.1

United Kingdom                  16.9                    15.1

France                          8.7                     8.2

Germany                         5.7                     5.6

Netherlands                     5.4                     3.1


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks and Investment                                       Stocks and Investment

                               Companies 96.2%                                             Companies 94.0%


                               Short-Term  Investments and                                 Short-Term  Investments and

                               Net Other Assets 3.8%                                       Net Other Assets 6.0%




Row: 1, Col: 1, Value: 96.2
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 3.8
Row: 1, Col: 1, Value: 94.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 6.0
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE
FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 96.1%

                                 SHARES                    VALUE (NOTE 1)

AUSTRALIA - 1.3%

Australia & New Zealand           15,000                   $ 98,993
Banking Group Ltd.

News Corp. Ltd. sponsored ADR     30,000                    888,750

                                                            987,743

AUSTRIA - 0.2%

Bank Austria AG                   2,500                     124,663

BELGIUM - 0.2%

Electrabel SA                     400                       132,327

BRAZIL - 1.0%

Banco Itau SA                     4,450,000                 255,852

Brahma Cervejaria (Compagnie)     8,800                     110,000
sponsored ADR

Companhia Brasileira de           10,300                    225,313
Distribuicao Grupo Pao de
Acucar sponsored ADR

Tele Centro Sul Participacoes     1,000                     59,750
SA sponsored ADR

Tele Leste Celular                1,000                     30,375
Participacoes SA sponsored
ADR

Tele Nordeste Celular             1,000                     25,375
Participacoes SA sponsored
ADR

                                                            706,665

CANADA - 3.9%

Celestica, Inc. (sub-vtg.) (a)    27,000                    1,486,037

CGI Group, Inc. Class A (sub.     23,000                    515,730
vtg.) (a)

Cinar Films, Inc. Class B         3,000                     52,125
(sub. vtg.) (a)

Cogeco Cable, Inc.                15,000                    221,682

Nortel Networks Corp.             200                       12,306

Rogers Communications, Inc.       15,000                    303,730
Class B (non-vtg.) (a)

Shaw Communications, Inc.         2,600                     79,058
Class B

Videotron Group Ltd. (sub.        12,000                    171,231
vtg.)

                                                            2,841,899

CZECH REPUBLIC - 0.0%

SPT Telecom AS (a)                1,300                     19,617

DENMARK - 0.0%

Damgaard A/S (a)                  400                       21,281

FINLAND - 2.2%

Nokia AB sponsored ADR            12,000                    1,386,750

Sonera Group PLC                  5,000                     150,587

UPM-Kymmene Corp.                 2,500                     79,118

                                                            1,616,455

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

FRANCE - 8.7%

AXA SA de CV                      5,000                    $ 707,310

Banque Nationale de Paris         600                       52,850

Bouygues                          400                       139,669

Cap Gemini SA                     1,000                     151,906

Carrefour SA (SUPERMARCHE)        1,300                     241,361

Castorama Dubois                  800                       240,348
Investissements SA

Compagnie de St. Gobain           500                       87,029

Dassault Systemes SA              1,200                     49,914

France Telecom SA                 5,300                     513,531

Groupe Danone                     200                       51,163

Havas Advertising SA              1,200                     337,357

Hermes International SA           2,700                     296,216

Lafarge SA                        600                       57,914

Rhodia SA                         9,200                     178,088

Sanofi-Synthelabo SA (a)          5,000                     221,265

Schneider SA (a)                  900                       62,186

Societe Generale, France          2,100                     458,565
Class A

Suez Lyonnaise des Eaux           2,400                     388,625

Television Francaise 1 SA         1,500                     471,540

Total Fina SA Class B             7,307                     974,571

Transiciel SA                     5,000                     289,570

Vivendi SA (a)                    6,300                     478,835

                                                            6,449,813

GERMANY - 5.6%

Allianz AG (Reg.)                 2,000                     607,833

Celanese AG (a)                   240                       3,798

DaimlerChrysler AG (Reg.)         2,100                     163,275

Deutsche Bank AG                  5,000                     358,561

Deutsche Telekom AG               13,000                    601,346

Dresdner Bank AG                  4,000                     206,549

Fresenius Medical Care AG         10,000                    233,125
sponsored ADR

Hoechst AG                        2,400                     106,309

Kali Und Salz Beteiligungs AG     2,100                     30,084

Mannesmann AG (Reg.)              3,200                     506,014

Munich Reinsurance AG (Reg.)      1,500                     342,895

Primacom AG                       6,000                     297,482

Siemens AG                        900                       81,222

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

GERMANY - CONTINUED

Veba AG                           4,600                    $ 249,857

Wella AG                          12,500                    305,921

                                                            4,094,271

HONG KONG - 1.9%

Dah Sing Financial Holdings       200,000                   798,146
Ltd.

Hengan International Group        56,000                    15,319
Co. Ltd. (c)

Johnson Electric Holdings         20,000                    108,136
Ltd.

Li & Fung Ltd.                    80,000                    136,457

Wing Hang Bank Ltd.               100,000                   326,339

                                                            1,384,397

INDIA - 1.5%

Housing Development Finance       60,000                    364,809
Corp. Ltd.

Industrial Credit &               100,000                   181,944
Investment Corp. of India
Ltd.

Pentafour Software & Exports      25,000                    347,190
Ltd. (a)

Pentafour Software & Exports      14,700                    204,148
Ltd. New (a)

                                                            1,098,091

IRELAND - 0.1%

CRH PLC                           3,500                     66,274

ITALY - 0.7%

Assicurazioni Generali Spa        2,000                     64,665

Eni Spa sponsored ADR             20,000                    117,959

Mondadori (Arnoldo) Editore       3,400                     63,954
Spa

San Paolo-IMI Spa                 6,000                     79,257

TECNOST Spa (a)                   61,000                    118,531

Unicredito Italiano Spa           22,500                    105,527

                                                            549,893

JAPAN - 34.0%

Ariake Japan                      3,000                     193,037

Asahi Bank Ltd.                   65,000                    578,055

CSK Corp.                         1,300                     59,928

Dai-Ichi Kangyo Bank Ltd.         25,000                    343,337

Daiwa Securities Co. Ltd.         200,000                   2,137,815

DDI Corp.                         200                       2,189,676

FamilyMart Co. Ltd.               15,000                    1,044,418

FCC Co. Ltd.                      35,000                    662,185

Fuji Bank Ltd.                    20,000                    274,670

Fuji Coca-Cola Bottling Co.       25,000                    480,192
Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

JAPAN - CONTINUED

Fuji Television Network, Inc.     27                       $ 233,373

Fujitsu Ltd.                      11,000                    331,717

Furukawa Electric Co. Ltd.        105,000                   766,387

Hikari Tsushin, Inc.              300                       241,729

Hino Motors Ltd. (a)              80,000                    291,188

Hitachi Ltd.                      50,000                    543,750

Honda Motor Co. Ltd.              4,000                     168,250

Ichiyoshi Securities Co. Ltd.     60,000                    375,702

Japan Business Computer Co.       800                       20,053
Ltd.

Kansai Electric Power Co.,        27,800                    520,357
Inc.

Koa Denko Co. Ltd.                20,000                    347,659

Kyocera Corp.                     25,000                    2,400,964

Mitsubishi Trust & Banking        5,000                     67,371
Corp.

New Japan Securities Co. Ltd.     277,000                   816,701
(a)

Nichicon Corp.                    10,000                    217,047

Nidec Tosok Corp.                 26,000                    259,688

Nihon Unisys Ltd.                 24,000                    843,601

Nikko Securities Co. Ltd.         60,000                    564,706

Nintendo Co. Ltd.                 2,300                     365,570

Nomura Securities Co. Ltd.        35,000                    578,487

Omron Corp.                       18,000                    376,855

Paris Miki, Inc.                  1,000                     80,672

Sega Enterprises                  21,700                    390,131

Senshukai Co. Ltd.                40,000                    767,923

Skylark Co. Ltd.                  15,000                    420,648

Softbank Corp.                    4,000                     1,663,385

Sumitomo Trust & Banking Ltd.     40,000                    409,508

Takeda Chemical Industries        4,000                     230,108
Ltd.

The Daimaru, Inc.                 100,000                   493,637

Toko, Inc.                        41,000                    202,785

Tokyo Broadcasting System,        15,000                    396,879
Inc.

Tokyo Electric Power Co.          15,500                    346,843

Toyo Trust & Banking Co. Ltd.     60,000                    380,312

Yamada Denki Co. Ltd.             1,000                     71,357

Yamaha Motor Co. Ltd.             70,000                    570,084

Yokogawa Electric Corp.           50,000                    350,540

                                                            25,069,280

LUXEMBOURG - 0.1%

Audiofina                         1,910                     96,310

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MALAYSIA - 0.0%

Berjaya Sports Toto BHD           10,000                   $ 21,711

MEXICO - 2.4%

Banacci SA de CV Class O (a)      400,000                   1,003,905

Corporacion Geo SA de CV (a)      20,000                    50,716

Grupo Financiero Probursa SA      400,000                   40,823
de CV (a)

Grupo Televisa SA de CV           7,300                     310,250
sponsored ADR (a)

Telefonos de Mexico SA            4,100                     350,550
sponsored ADR representing
Class L shares

                                                            1,756,244

NETHERLANDS - 5.4%

ABN AMRO Holding NV               9,000                     218,269

Aegon NV                          6,000                     555,405

Equant NV (a)                     6,000                     585,470

Fortis Amev NV                    9,000                     310,742

Getronics NV                      1,100                     55,002

Gucci Group NV (NY Shares)        1,200                     96,900

ING Groep NV                      16,000                    946,541

Koninklijke Ahold NV              10,500                    323,432

Koninklijke KPN NV                2,300                     118,378

Koninklijke Philips               1,800                     187,088
Electronics NV (NY shares)

Libertel NV (a)                   5,000                     94,941

Numico NV                         1,807                     73,865

Vendex KBB NV                     12,500                    365,918

Vnu NV                            2,400                     81,396

                                                            4,013,347

NORWAY - 0.2%

Norsk Hydro AS                    3,000                     120,004

RUSSIA - 0.1%

Vimpel Communications             3,000                     50,625
sponsored ADR (a)

SINGAPORE - 0.2%

Chartered Semiconduct             1,000                     33,188
Manufacturing Ltd. ADR

Natsteel Electronics Ltd.         25,000                    97,803

                                                            130,991

SPAIN - 1.3%

Argentaria Caja Postal y          12,000                    267,101
Banco Hipotecario de Espana
SA

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SPAIN - CONTINUED

Banco Santander Central           36,000                   $ 374,827
Hispano SA

Telefonica SA (a)                 21,000                    346,471

                                                            988,399

SWEDEN - 1.3%

A-Com AB (a)                      2,000                     23,171

Electrolux AB                     9,600                     192,006

Ericsson (L.M.) Telefon AB        13,000                    555,750
Class B

Swedish Match Co.                 40,000                    146,834

Volvo AB Class B                  2,300                     59,605

                                                            977,366

SWITZERLAND - 5.1%

ABB Ltd. (Reg)  (a)               2,450                     247,271

Ares Serono SA Class B            200                       311,658
(Bearer)

Credit Suisse Group (Reg.)        3,500                     674,272

Holderbank Financiere Glarus      52                        64,175
AG (Bearer)

Julius Baer Holding AG            27                        81,396

Kuoni Reisen Holding AG Class     21                        89,749
B (Reg.)

Nestle SA (Reg.)                  320                       618,581

Novartis AG (Reg.)                180                       269,840

PubliGroupe SA                    200                       147,018

Roche Holding AG                  40                        481,294
participation certificates

Swatch Group AG (The) (Bearer)    360                       287,356

UBS AG                            1,600                     466,566

                                                            3,739,176

TAIWAN - 1.8%

Far Eastern Textile Ltd.          171,200                   234,240

Taishin International Bank        114,240                   65,187

Taiwan Semiconductor              154,500                   686,775
Manufacturing Co. Ltd.

United Microelectronics Corp.     57,500                    149,551

Yuanta Securities Co. Ltd.        230,000                   229,855

                                                            1,365,608

UNITED KINGDOM - 16.9%

Abbey National PLC                14,000                    273,957

Alliance & Leicester PLC          10,100                    147,483

Allied Zurich PLC                 30,000                    362,590

Amvescap PLC                      50,000                    447,277

Arcadia Group PLC                 55,000                    138,602

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

AstraZeneca Group PLC (Sweden)    3,100                    $ 140,449

Bank of Scotland                  20,000                    249,620

BG PLC                            18,000                    99,971

BP Amoco PLC                      64,000                    616,000

British Telecommunications PLC    33,000                    594,000

CGU PLC                           20,000                    291,552

Computacenter PLC                 12,900                    134,701

de la Rue PLC                     40,000                    202,426

Diageo PLC                        15,000                    151,696

General Electric Co. PLC          32,300                    351,350

GKN PLC                           4,300                     68,871

Glaxo Wellcome PLC                10,900                    326,319

HSBC Holdings PLC (Reg.)          29,000                    357,062

Kingfisher PLC                    11,000                    120,197

Lloyds TSB Group PLC              40,000                    553,505

MERANT PLC (a)                    180,000                   725,180

Misys PLC                         29,900                    249,771

Pearson PLC                       11,000                    247,268

Prudential Corp. PLC              16,300                    255,842

Rentokil Initial PLC              225,000                   750,155

Reuters Group PLC                 60,000                    557,945

Royal Bank of Scotland Group      30,000                    691,635
PLC

Shell Transport & Trading Co.     75,000                    573,438
PLC (Reg.)

Smith (David S.) Holdings PLC     41,600                    130,657

SmithKline Beecham PLC            45,000                    576,000

Standard Chartered PLC            50,000                    701,748

Unilever PLC                      37,500                    348,633

Vodafone AirTouch PLC             190,000                   910,813

Wickes PLC                        20,000                    104,584

                                                            12,451,297

TOTAL COMMON STOCKS                           70,873,747
(Cost $60,945,632)

NONCONVERTIBLE PREFERRED
STOCKS - 0.1%



GERMANY - 0.1%

Dyckerhoff AG (Cost $39,056)      1,300                     38,810

INVESTMENT COMPANIES - 0.0%

                                 SHARES                    VALUE (NOTE 1)

MULTI-NATIONAL - 0.0%

European Warrant Fund, Inc.       100                      $ 1,544
(Cost $1,553)

CASH EQUIVALENTS - 9.4%



Central Cash Collateral Fund,     852,480                   852,480
5.26% (b)

Taxable Central Cash Fund,        6,056,873                 6,056,873
5.21% (b)

TOTAL CASH EQUIVALENTS                        6,909,353
(Cost $6,909,353)

TOTAL INVESTMENT PORTFOLIO -                                77,823,454
105.6%
(Cost $67,895,594)

NET OTHER ASSETS - (5.6)%                                   (4,111,540)

NET ASSETS - 100%                            $ 73,711,914

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,319 or 0.0% of net assets.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $68,123,123. Net unrealized appreciation aggregated $9,700,331, of which $10,837,285 related to appreciated investment securities and $1,136,954 related to depreciated investment securities.
The fund hereby designates approximately $53,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              1.8%

CASH EQUIVALENTS              9.4

CONSTRUCTION & REAL ESTATE    0.8

DURABLES                      4.7

ENERGY                        3.2

FINANCE                       28.8

HEALTH                        3.8

INDUSTRIAL MACHINERY &        3.1
EQUIPMENT

MEDIA & LEISURE               6.5

NONDURABLES                   3.3

RETAIL & WHOLESALE            5.8

SERVICES                      4.0

TECHNOLOGY                    18.4

UTILITIES                     12.0

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
    OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 77,823,454
value (cost $67,895,594) -
See accompanying schedule

Foreign currency held at                     1,088,256
value (cost $1,081,674)

Receivable for investments                   2,572,588
sold

Receivable for fund shares                   1,203,685
sold

Dividends receivable                         80,354

Interest receivable                          32,563

Other receivables                            620

 TOTAL ASSETS                                82,801,520

LIABILITIES

Payable for investments        $ 8,064,525
purchased

Payable for fund shares         22,836
redeemed

Accrued management fee          31,324

Distribution fees payable       29,745

Other payables and accrued      88,696
expenses

Collateral on securities        852,480
loaned, at value

 TOTAL LIABILITIES                           9,089,606

NET ASSETS                                  $ 73,711,914

Net Assets consist of:

Paid in capital                             $ 59,933,951

Accumulated net investment                   (17,356)
loss

Accumulated undistributed net                3,856,233
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  9,939,086
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 73,711,914

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
    OCTOBER 31, 1999

CALCULATION OF MAXIMUM             $15.06
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share
($3,407,206 (divided by)
226,245 shares)

Maximum offering price per         $15.98
share (100/94.25 of $15.06)

CLASS T: NET ASSET VALUE and       $15.02
redemption price per share
 ($44,232,845 (divided by)
2,945,840 shares)

Maximum offering price per         $15.56
share (100/96.50 of $15.02)

CLASS B: NET ASSET VALUE and       $14.82
offering price per share
($11,098,389 (divided by)
748,685 shares) A

CLASS C: NET ASSET VALUE and       $14.83
offering price per share
($7,874,453 (divided by)
531,149 shares) A

INSTITUTIONAL CLASS: NET           $15.09
ASSET VALUE, offering price
and redemption price   per
share ($7,099,021 (divided
by) 470,487 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
    YEAR ENDED OCTOBER 31,
1999

INVESTMENT INCOME                            $ 513,981
Dividends

Interest                                      155,257

Security lending                              3,974

                                              673,212

Less foreign taxes withheld                   (57,674)

 TOTAL INCOME                                 615,538

EXPENSES

Management fee                   $ 278,914

Transfer agent fees               103,655

Distribution fees                 205,608

Accounting and security           60,363
lending fees

Non-interested trustees'          104
compensation

Custodian fees and expenses       139,933

Registration fees                 64,807

Audit                             35,279

Legal                             137

Miscellaneous                     1,068

 Total expenses before            889,868
reductions

 Expense reductions               (141,346)   748,522

NET INVESTMENT INCOME (LOSS)                  (132,984)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            6,722,068

 Foreign currency transactions    (20,348)    6,701,720

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            9,206,095

 Assets and liabilities in        9,831       9,215,926
foreign currencies

NET GAIN (LOSS)                               15,917,646

NET INCREASE (DECREASE) IN                   $ 15,784,662
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                              YEAR ENDED OCTOBER 31, 1999  NOVEMBER 3, 1997
                                                           (COMMENCEMENT OF OPERATIONS)
                                                           TO OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment     $ (132,984)                  $ (24,699)
income (loss)

 Net realized gain (loss)      6,701,720                    (2,722,092)

 Change in net unrealized      9,215,926                    723,160
appreciation (depreciation)

 NET INCREASE (DECREASE) IN    15,784,662                   (2,023,631)
NET ASSETS RESULTING  FROM
OPERATIONS

Share transactions - net       34,004,800                   25,946,083
increase (decrease)

  TOTAL INCREASE (DECREASE)    49,789,462                   23,922,452
IN NET ASSETS

NET ASSETS

 Beginning of period           23,922,452                   -

 End of period (including     $ 73,711,914                 $ 23,922,452
accumulated net investment
loss of $17,356 and $16,514,
respectively)


FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.07   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.01)     .00

Net realized and unrealized       5.00      .07 H
gain (loss)

Total from investment             4.99      .07
operations

Net asset value, end of period   $ 15.06   $ 10.07

TOTAL RETURN B, C                 49.55%    0.70%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,407   $ 860
(000 omitted)

Ratio of expenses to average      1.72% F   2.06% A, F
net assets

Ratio of expenses to average      1.67% G   2.06%  A
net assets after expense
reductions

Ratio of net investment           (.06)%    .03%  A
income (loss) to average net
assets

Portfolio turnover                218%      199%  A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - CLASS T
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.04   $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.04)     (.03)

Net realized and unrealized       5.02      .07  H
gain (loss)

Total from investment             4.98      .04
operations

Net asset value, end of period   $ 15.02   $ 10.04

TOTAL RETURN B, C                 49.60%    0.40%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 44,233  $ 12,117
(000 omitted)

Ratio of expenses to average      1.97% F   2.31% A, F
net assets

Ratio of expenses to average      1.92% G   2.31% A
net assets after expense
reductions

Ratio of net investment           (.31)%    (.24)% A
income (loss) to average net
assets

Portfolio turnover                218%      199% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - CLASS B
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.99    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)     (.07)

Net realized and unrealized       4.93      .06 H
gain (loss)

Total from investment             4.83      (.01)
operations

Net asset value, end of period   $ 14.82   $ 9.99

TOTAL RETURN B, C                 48.35%    (0.10)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 11,098  $ 4,047
(000 omitted)

Ratio of expenses to average      2.47% F   2.81% A, F
net assets

Ratio of expenses to average      2.42% G   2.81% A
net assets after expense
reductions

Ratio of net investment           (.81)%    (.70)% A
income (loss) to average net
assets

Portfolio turnover                218%      199% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - CLASS C
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 9.98    $ 10.00
period

Income from Investment
Operations

Net investment income (loss) D    (.10)     (.08)

Net realized and unrealized       4.95      .06 H
gain (loss)

Total from investment             4.85      (.02)
operations

Net asset value, end of period   $ 14.83   $ 9.98

TOTAL RETURN B, C                 48.60%    (0.20)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,874   $ 2,217
(000 omitted)

Ratio of expenses to average      2.47% F   2.81%  A, F
net assets

Ratio of expenses to average      2.42% G   2.81% A
net assets after expense
reductions

Ratio of net investment           (.81)%    (.75)% A
income (loss) to average net
assets

Portfolio turnover                218%      199% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.09   $ 10.00
period

Income from Investment
Operations

Net investment income D           .02       .04

Net realized and unrealized       4.98      .05 H
gain (loss)

Total from investment             5.00      .09
operations

Net asset value, end of period   $ 15.09   $ 10.09

TOTAL RETURN B, C                 49.55%    0.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 7,099   $ 4,682
(000 omitted)

Ratio of expenses to average      1.47% F   1.81% A, F
net assets

Ratio of expenses to average      1.42% G   1.81% A
net assets after expense
reductions

Ratio of net investment           .19%      .34% A
income to average net assets

Portfolio turnover                218%      199% A

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
H THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF CLASS SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor International Capital Appreciation Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.
2. OPERATING POLICIES - CONTINUED
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $111,681,781 and $78,761,426, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets. SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 3,945      $ 259

CLASS T    104,765      3,188

CLASS B    59,674       44,777

CLASS C    37,224       25,920

          $ 205,608    $ 74,144

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 22,396     $ 8,807

CLASS T    69,489       20,336

CLASS B    13,971       13,971*

CLASS C    2,028        2,028*

          $ 107,884    $ 45,142

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT     % OF AVERAGE NET ASSETS

CLASS A                $ 5,687    .36

CLASS T                 58,149    .28

CLASS B                 17,993    .30

CLASS C                 11,442    .31

INSTITUTIONAL CLASS     10,384    .18

                       $ 103,655

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $518 for the period. ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. SECURITY LENDING.
The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $793,079. The fund received cash collateral of $852,480 which was invested in Central Cash Collateral Fund.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.70%                    $ 6,460

CLASS T               1.95%                     68,044

CLASS B               2.45%                     20,580

CLASS C               2.45%                     13,090

INSTITUTIONAL CLASS   1.45%                     12,968

                                               $ 121,142

Effective December 1, 1998, Class A, Class T, Class B, Class C and Institutional Class expense limitations were changed from 2.00%, 2.25%, 2.75%, 2.75% and 1.75%; to 1.70%, 1.95%, 2.45%, 2.45% and 1.45%
of each class' average net assets, respectively.
FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $20,204 under this arrangement.
7. BENEFICIAL INTEREST.
At the end of the period, FMR and its affiliates were record owners of approximately 11% of the total outstanding shares of the fund.
8. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:

                            SHARES                                          DOLLARS

                            YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,

                            1999                    1998 A                  1999                    1998 A



CLASS A Shares sold                                  103,525                $ 2,262,199             $ 1,119,865
                             171,382

Shares redeemed              (30,537)                (18,125)                (375,127)               (186,338)

Net increase (decrease)      140,845                 85,400                 $ 1,887,072             $ 933,527

CLASS T Shares sold          2,655,095               1,397,855              $ 35,017,679            $ 15,422,063

Shares redeemed              (915,882)               (191,228)               (11,570,979)            (1,955,961)

Net increase (decrease)      1,739,213               1,206,627              $ 23,446,700            $ 13,466,102

CLASS B Shares sold          490,982                 456,271                $ 6,457,280             $ 5,032,634

Shares redeemed              (147,536)               (51,032)                (1,813,165)             (570,862)

Net increase (decrease)      343,446                 405,239                $ 4,644,115             $ 4,461,772

CLASS C Shares sold          381,866                 260,112                $ 5,012,400             $ 2,832,954

Shares redeemed              (72,877)                (37,952)                (886,960)               (392,926)

Net increase (decrease)      308,989                 222,160                $ 4,125,440             $ 2,440,028

INSTITUTIONAL CLASS Shares   898,968                 464,227                $ 10,922,948            $ 4,644,654
sold

Shares redeemed              (892,708)               -                       (11,021,475)            -

Net increase (decrease)      6,260                   464,227                $ (98,527)              $ 4,644,654


A SHARE TRANSACTIONS FOR CLASS A, CLASS T, CLASS B, CLASS C, AND
INSTITUTIONAL CLASS ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT
OF OPERATIONS)    TO OCTOBER 31, 1998.
INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Fidelity Advisor International Capital Appreciation Fund as of October 31, 1999, and the related statements of operations, changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets, and the financial highlights for the period November 3, 1997 (commencement of operations) to October 31, 1998 were audited by other auditors whose report, dated December 11, 1998, expressed an unqualified opinion on those statements and financial highlights.
We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at October 31, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund at October 31, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the year then ended in conformity with generally accepted accounting principles.
/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 3, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor International Capital Appreciation Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/6/99 12/3/99 $.02 $.64
The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited,
London, England
Fidelity Investments Japan Limited, Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard Spillane, Jr., Vice President
Kevin McCarey, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA

FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)FIDELITY(REGISTERED TRADEMARK) ADVISOR

(registered trademark)
OVERSEAS
FUND - CLASS A, CLASS T, CLASS B AND CLASS C
ANNUAL REPORT
OCTOBER 31, 1999
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   30  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  39  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  48  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          49

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR OVERSEAS FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September
3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to
September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to
January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five years and life of fund total returns would have been lower. Prior to December 1, 1992, Fidelity Advisor Overseas
Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - CL A       28.05%       71.41%        149.70%

FIDELITY ADV OVERSEAS - CL A       20.69%       61.55%        135.34%
(INCL. 5.75% SALES CHARGE)

MSCI EAFE(registered trademark)    23.29%       56.31%        117.96%

International Funds Average        25.53%       58.85%        n/a

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 23, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 1999, the index included over 900 equity securities of companies domiciled in 20 countries. To measure how Class A's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - CL A     28.05%       11.38%        10.08%

FIDELITY ADV OVERSEAS - CL A     20.69%       10.07%        9.40%
(INCL. 5.75% SALES CHARGE)

MSCI EAFE                        23.29%       9.35%         8.52%

International Funds Average      25.53%       9.50%         n/a

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Overseas -CL A           MS EAFE (Net MA tax)
             00252                       MS001
  1990/04/23       9425.00                    10000.00
  1990/04/30       9321.33                     9870.12
  1990/05/31       9726.60                    10996.32
  1990/06/30      10216.70                    10899.46
  1990/07/31      10819.90                    11052.99
  1990/08/31       9528.68                     9979.65
  1990/09/30       8718.13                     8588.84
  1990/10/31       9000.88                     9927.15
  1990/11/30       9010.30                     9341.56
  1990/12/31       8922.92                     9492.89
  1991/01/31       9141.47                     9799.94
  1991/02/28       9550.08                    10850.48
  1991/03/31       9017.94                    10199.10
  1991/04/30       9008.44                    10299.26
  1991/05/31       9017.94                    10406.73
  1991/06/30       8343.26                     9642.03
  1991/07/31       8818.39                    10115.76
  1991/08/31       8951.42                     9910.33
  1991/09/30       9417.05                    10468.87
  1991/10/31       9293.52                    10617.27
  1991/11/30       9055.95                    10121.61
  1991/12/31       9527.78                    10644.32
  1992/01/31       9556.71                    10416.96
  1992/02/29       9778.51                    10044.12
  1992/03/31       9479.56                     9381.04
  1992/04/30       9971.38                     9425.64
  1992/05/31      10376.41                    10056.55
  1992/06/30      10212.47                     9579.54
  1992/07/31       9817.08                     9334.37
  1992/08/31       9547.06                     9919.83
  1992/09/30       9402.41                     9723.94
  1992/10/31       8746.65                     9213.87
  1992/11/30       8630.93                     9300.58
  1992/12/31       9067.23                     9348.68
  1993/01/31       9525.46                     9347.54
  1993/02/28       9730.21                     9629.89
  1993/03/31      10324.94                    10469.29
  1993/04/30      11124.41                    11462.85
  1993/05/31      11416.91                    11704.95
  1993/06/30      11104.92                    11522.33
  1993/07/31      11650.90                    11925.66
  1993/08/31      12421.13                    12569.45
  1993/09/30      12294.38                    12286.52
  1993/10/31      12606.37                    12665.16
  1993/11/30      12118.88                    11558.09
  1993/12/31      12860.60                    12392.67
  1994/01/31      13710.16                    13440.41
  1994/02/28      13524.62                    13403.18
  1994/03/31      13182.85                    12825.89
  1994/04/30      13749.22                    13370.08
  1994/05/31      13495.33                    13293.32
  1994/06/30      13387.91                    13481.18
  1994/07/31      13729.69                    13610.83
  1994/08/31      13856.64                    13933.07
  1994/09/30      13426.97                    13494.24
  1994/10/31      13729.69                    13943.59
  1994/11/30      13192.61                    13273.46
  1994/12/31      13115.01                    13356.58
  1995/01/31      12573.88                    12843.48
  1995/02/28      12603.39                    12806.62
  1995/03/31      12996.94                    13605.38
  1995/04/30      13380.65                    14117.06
  1995/05/31      13528.23                    13948.78
  1995/06/30      13626.62                    13704.16
  1995/07/31      14216.94                    14557.33
  1995/08/31      13803.72                    14002.02
  1995/09/30      13970.98                    14275.48
  1995/10/31      13695.49                    13891.75
  1995/11/30      13823.39                    14278.28
  1995/12/31      14248.20                    14853.55
  1996/01/31      14505.82                    14914.53
  1996/02/29      14535.54                    14964.95
  1996/03/31      14743.62                    15282.75
  1996/04/30      15130.04                    15727.07
  1996/05/31      15130.04                    15437.66
  1996/06/30      15239.03                    15524.55
  1996/07/31      14793.16                    15070.80
  1996/08/31      14892.24                    15103.83
  1996/09/30      15308.39                    15505.07
  1996/10/31      15149.86                    15346.41
  1996/11/30      15932.62                    15957.02
  1996/12/31      16008.37                    15751.75
  1997/01/31      16008.37                    15203.59
  1997/02/28      16365.04                    15455.97
  1997/03/31      16501.42                    15514.70
  1997/04/30      16627.30                    15600.03
  1997/05/31      17665.85                    16618.24
  1997/06/30      18589.01                    17537.23
  1997/07/31      19218.43                    17823.44
  1997/08/31      17770.76                    16494.71
  1997/09/30      19082.06                    17421.22
  1997/10/31      17718.30                    16086.58
  1997/11/30      17655.36                    15925.71
  1997/12/31      17792.98                    16067.61
  1998/01/31      18367.31                    16805.43
  1998/02/28      19392.09                    17886.86
  1998/03/31      20259.22                    18441.00
  1998/04/30      20811.02                    18590.00
  1998/05/31      20777.24                    18503.19
  1998/06/30      20563.27                    18646.59
  1998/07/31      20720.93                    18839.02
  1998/08/31      16948.37                    16508.44
  1998/09/30      16903.33                    16005.92
  1998/10/31      18378.57                    17678.06
  1998/11/30      19437.14                    18587.25
  1998/12/31      19842.06                    19324.04
  1999/01/31      20127.80                    19270.51
  1999/02/28      19590.61                    18814.77
  1999/03/31      20402.12                    19603.86
  1999/04/30      21282.21                    20401.34
  1999/05/31      20322.11                    19354.16
  1999/06/30      21396.51                    20112.07
  1999/07/31      21990.86                    20713.42
  1999/08/31      22265.17                    20792.54
  1999/09/30      22573.77                    21005.46
  1999/10/29      23533.87                    21795.68
IMATRL PRASUN   SHR__CHT 19991031 19991123 145016 R00000000000118
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class A on April 23, 1990, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $23,534 - a 135.34% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $21,796 - a 117.96% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR OVERSEAS FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). Prior to December 1, 1992, Fidelity Advisor Overseas Fund
operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - CL T       27.74%       71.01%        149.11%

FIDELITY ADV OVERSEAS - CL T       23.27%       65.02%        140.39%
(INCL. 3.50% SALES CHARGE)

MSCI EAFE                          23.29%       56.31%        117.96%

International Funds Average        25.53%       58.85%        n/a

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 23, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 1999, the index included over 900 equity securities of companies domiciled in 20 countries. To measure how Class T's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - CL T     27.74%       11.33%        10.05%

FIDELITY ADV OVERSEAS - CL T     23.27%       10.54%        9.64%
(INCL. 3.50% SALES CHARGE)

MSCI EAFE                        23.29%       9.35%         8.52%

International Funds Average      25.53%       9.50%         n/a

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Overseas -CL T           MS EAFE (Net MA tax)
             00175                       MS001
  1990/04/23       9650.00                    10000.00
  1990/04/30       9543.85                     9870.12
  1990/05/31       9958.80                    10996.32
  1990/06/30      10460.60                    10899.46
  1990/07/31      11078.20                    11052.99
  1990/08/31       9756.15                     9979.65
  1990/09/30       8926.25                     8588.84
  1990/10/31       9215.75                     9927.15
  1990/11/30       9225.40                     9341.56
  1990/12/31       9135.93                     9492.89
  1991/01/31       9359.71                     9799.94
  1991/02/28       9778.07                    10850.48
  1991/03/31       9233.22                    10199.10
  1991/04/30       9223.49                    10299.26
  1991/05/31       9233.22                    10406.73
  1991/06/30       8542.43                     9642.03
  1991/07/31       9028.91                    10115.76
  1991/08/31       9165.12                     9910.33
  1991/09/30       9641.86                    10468.87
  1991/10/31       9515.38                    10617.27
  1991/11/30       9272.14                    10121.61
  1991/12/31       9755.23                    10644.32
  1992/01/31       9784.85                    10416.96
  1992/02/29      10011.95                    10044.12
  1992/03/31       9705.86                     9381.04
  1992/04/30      10209.42                     9425.64
  1992/05/31      10624.12                    10056.55
  1992/06/30      10456.27                     9579.54
  1992/07/31      10051.44                     9334.37
  1992/08/31       9774.98                     9919.83
  1992/09/30       9626.87                     9723.94
  1992/10/31       8955.46                     9213.87
  1992/11/30       8836.98                     9300.58
  1992/12/31       9283.69                     9348.68
  1993/01/31       9752.86                     9347.54
  1993/02/28       9962.49                     9629.89
  1993/03/31      10571.42                    10469.29
  1993/04/30      11389.98                    11462.85
  1993/05/31      11689.46                    11704.95
  1993/06/30      11370.02                    11522.33
  1993/07/31      11929.04                    11925.66
  1993/08/31      12717.65                    12569.45
  1993/09/30      12587.88                    12286.52
  1993/10/31      12907.32                    12665.16
  1993/11/30      12408.19                    11558.09
  1993/12/31      13167.62                    12392.67
  1994/01/31      14037.46                    13440.41
  1994/02/28      13847.49                    13403.18
  1994/03/31      13497.56                    12825.89
  1994/04/30      14077.45                    13370.08
  1994/05/31      13817.50                    13293.32
  1994/06/30      13707.52                    13481.18
  1994/07/31      14057.46                    13610.83
  1994/08/31      14187.43                    13933.07
  1994/09/30      13747.51                    13494.24
  1994/10/31      14057.46                    13943.59
  1994/11/30      13507.56                    13273.46
  1994/12/31      13428.10                    13356.58
  1995/01/31      12874.05                    12843.48
  1995/02/28      12904.27                    12806.62
  1995/03/31      13307.21                    13605.38
  1995/04/30      13700.08                    14117.06
  1995/05/31      13851.19                    13948.78
  1995/06/30      13951.92                    13704.16
  1995/07/31      14556.34                    14557.33
  1995/08/31      14133.25                    14002.02
  1995/09/30      14304.50                    14275.48
  1995/10/31      14022.44                    13891.75
  1995/11/30      14153.40                    14278.28
  1995/12/31      14588.34                    14853.55
  1996/01/31      14852.11                    14914.53
  1996/02/29      14882.54                    14964.95
  1996/03/31      15095.59                    15282.75
  1996/04/30      15491.24                    15727.07
  1996/05/31      15491.24                    15437.66
  1996/06/30      15602.83                    15524.55
  1996/07/31      15146.31                    15070.80
  1996/08/31      15247.76                    15103.83
  1996/09/30      15683.99                    15505.07
  1996/10/31      15521.67                    15346.41
  1996/11/30      16323.12                    15957.02
  1996/12/31      16398.87                    15751.75
  1997/01/31      16398.87                    15203.59
  1997/02/28      16772.54                    15455.97
  1997/03/31      16911.33                    15514.70
  1997/04/30      17039.45                    15600.03
  1997/05/31      18107.08                    16618.24
  1997/06/30      19057.28                    17537.23
  1997/07/31      19708.54                    17823.44
  1997/08/31      18224.52                    16494.71
  1997/09/30      19559.07                    17421.22
  1997/10/31      18171.14                    16086.58
  1997/11/30      18107.08                    15925.71
  1997/12/31      18248.38                    16067.61
  1998/01/31      18819.35                    16805.43
  1998/02/28      19869.95                    17886.86
  1998/03/31      20760.67                    18441.00
  1998/04/30      21320.23                    18590.00
  1998/05/31      21274.55                    18503.19
  1998/06/30      21057.58                    18646.59
  1998/07/31      21217.45                    18839.02
  1998/08/31      17346.24                    16508.44
  1998/09/30      17311.98                    16005.92
  1998/10/31      18819.35                    17678.06
  1998/11/30      19892.79                    18587.25
  1998/12/31      20311.77                    19324.04
  1999/01/31      20600.29                    19270.51
  1999/02/28      20034.79                    18814.77
  1999/03/31      20865.73                    19603.86
  1999/04/30      21765.91                    20401.34
  1999/05/31      20773.40                    19354.16
  1999/06/30      21869.78                    20112.07
  1999/07/31      22481.44                    20713.42
  1999/08/31      22758.42                    20792.54
  1999/09/30      23070.02                    21005.46
  1999/10/29      24039.44                    21795.68
IMATRL PRASUN   SHR__CHT 19991031 19991115 095137 R00000000000118
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class T on April 23, 1990, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $24,039 - a 140.39% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $21,796 - a 117.96% increase. UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR OVERSEAS FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on July 3,
1995. Class B shares bear a 1.00% 12b-1 fee. Returns prior to July 3,
1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower.
Class B shares' contingent deferred sales charges included in the past one year, past five years and life of fund total return figures are
5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. Prior to
December 1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - CL B       27.00%       66.69%        142.82%

FIDELITY ADV OVERSEAS - CL B       22.00%       64.69%        142.82%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

MSCI EAFE                          23.29%       56.31%        117.96%

International Funds Average        25.53%       58.85%        n/a

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 23, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 1999, the index included over 900 equity securities of companies domiciled in 20 countries. To measure how Class B's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - CL B     27.00%       10.76%        9.76%

FIDELITY ADV OVERSEAS - CL B     22.00%       10.49%        9.76%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

MSCI EAFE                        23.29%       9.35%         8.52%

International Funds Average      25.53%       9.50%         n/a

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Overseas -CL B           MS EAFE (Net MA tax)
             00654                       MS001
  1990/04/23      10000.00                    10000.00
  1990/04/30       9890.00                     9870.12
  1990/05/31      10320.00                    10996.32
  1990/06/30      10840.00                    10899.46
  1990/07/31      11480.00                    11052.99
  1990/08/31      10110.00                     9979.65
  1990/09/30       9250.00                     8588.84
  1990/10/31       9550.00                     9927.15
  1990/11/30       9560.00                     9341.56
  1990/12/31       9467.28                     9492.89
  1991/01/31       9699.18                     9799.94
  1991/02/28      10132.72                    10850.48
  1991/03/31       9568.11                    10199.10
  1991/04/30       9558.02                    10299.26
  1991/05/31       9568.11                    10406.73
  1991/06/30       8852.26                     9642.03
  1991/07/31       9356.38                    10115.76
  1991/08/31       9497.53                     9910.33
  1991/09/30       9991.56                    10468.87
  1991/10/31       9860.49                    10617.27
  1991/11/30       9608.44                    10121.61
  1991/12/31      10109.05                    10644.32
  1992/01/31      10139.74                    10416.96
  1992/02/29      10375.08                    10044.12
  1992/03/31      10057.89                     9381.04
  1992/04/30      10579.71                     9425.64
  1992/05/31      11009.45                    10056.55
  1992/06/30      10835.51                     9579.54
  1992/07/31      10416.00                     9334.37
  1992/08/31      10129.51                     9919.83
  1992/09/30       9976.03                     9723.94
  1992/10/31       9280.27                     9213.87
  1992/11/30       9157.49                     9300.58
  1992/12/31       9620.40                     9348.68
  1993/01/31      10106.59                     9347.54
  1993/02/28      10323.83                     9629.89
  1993/03/31      10954.84                    10469.29
  1993/04/30      11803.09                    11462.85
  1993/05/31      12113.43                    11704.95
  1993/06/30      11782.40                    11522.33
  1993/07/31      12361.70                    11925.66
  1993/08/31      13178.91                    12569.45
  1993/09/30      13044.43                    12286.52
  1993/10/31      13375.46                    12665.16
  1993/11/30      12858.23                    11558.09
  1993/12/31      13645.20                    12392.67
  1994/01/31      14546.59                    13440.41
  1994/02/28      14349.73                    13403.18
  1994/03/31      13987.11                    12825.89
  1994/04/30      14588.03                    13370.08
  1994/05/31      14318.65                    13293.32
  1994/06/30      14204.68                    13481.18
  1994/07/31      14567.31                    13610.83
  1994/08/31      14702.00                    13933.07
  1994/09/30      14246.13                    13494.24
  1994/10/31      14567.31                    13943.59
  1994/11/30      13997.47                    13273.46
  1994/12/31      13915.13                    13356.58
  1995/01/31      13340.98                    12843.48
  1995/02/28      13372.30                    12806.62
  1995/03/31      13789.86                    13605.38
  1995/04/30      14196.98                    14117.06
  1995/05/31      14353.56                    13948.78
  1995/06/30      14457.95                    13704.16
  1995/07/31      15084.29                    14557.33
  1995/08/31      14645.85                    14002.02
  1995/09/30      14823.32                    14275.48
  1995/10/31      14531.03                    13891.75
  1995/11/30      14666.73                    14278.28
  1995/12/31      15108.74                    14853.55
  1996/01/31      15373.43                    14914.53
  1996/02/29      15384.02                    14964.95
  1996/03/31      15585.19                    15282.75
  1996/04/30      15987.52                    15727.07
  1996/05/31      15966.35                    15437.66
  1996/06/30      16072.23                    15524.55
  1996/07/31      15595.78                    15070.80
  1996/08/31      15691.07                    15103.83
  1996/09/30      16125.16                    15505.07
  1996/10/31      15945.17                    15346.41
  1996/11/30      16771.02                    15957.02
  1996/12/31      16838.38                    15751.75
  1997/01/31      16838.38                    15203.59
  1997/02/28      17205.39                    15455.97
  1997/03/31      17338.86                    15514.70
  1997/04/30      17461.20                    15600.03
  1997/05/31      18540.01                    16618.24
  1997/06/30      19507.60                    17537.23
  1997/07/31      20163.79                    17823.44
  1997/08/31      18628.98                    16494.71
  1997/09/30      19985.84                    17421.22
  1997/10/31      18562.25                    16086.58
  1997/11/30      18484.40                    15925.71
  1997/12/31      18620.53                    16067.61
  1998/01/31      19191.27                    16805.43
  1998/02/28      20249.52                    17886.86
  1998/03/31      21141.31                    18441.00
  1998/04/30      21712.06                    18590.00
  1998/05/31      21664.49                    18503.19
  1998/06/30      21426.68                    18646.59
  1998/07/31      21569.37                    18839.02
  1998/08/31      17645.50                    16508.44
  1998/09/30      17586.05                    16005.92
  1998/10/31      19119.93                    17678.06
  1998/11/30      20190.07                    18587.25
  1998/12/31      20612.57                    19324.04
  1999/01/31      20888.37                    19270.51
  1999/02/28      20312.80                    18814.77
  1999/03/31      21140.18                    19603.86
  1999/04/30      22039.50                    20401.34
  1999/05/31      21032.26                    19354.16
  1999/06/30      22135.43                    20112.07
  1999/07/31      22734.98                    20713.42
  1999/08/31      23010.78                    20792.54
  1999/09/30      23298.56                    21005.46
  1999/10/29      24281.83                    21795.68
IMATRL PRASUN   SHR__CHT 19991031 19991123 145229 R00000000000118
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class B on April 23, 1990, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $24,282 - a 142.82% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $21,796 - a 117.96% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR OVERSEAS FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November
3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between July
3, 1995 and November 3, 1997 are those of Class B shares and reflect
Class B shares' 1.00% 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to July 3, 1995 would have been lower. Class
C shares' contingent deferred sales charge included in the past one year, past five year and life of fund total return figures are 1%, 0%
and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower. Prior to December
1, 1992, Fidelity Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - CL C       27.21%       66.71%        142.85%

FIDELITY ADV OVERSEAS - CL C       26.21%       66.71%        142.85%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

MSCI EAFE                          23.29%       56.31%        117.96%

International Funds Average        25.53%       55.85%        n/a

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 23, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of stock markets outside the United States and Canada. As of October 31, 1999, the index included over 900 equity securities of companies domiciled in 20 countries. To measure how Class C's performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - CL C     27.21%       10.76%        9.76%

FIDELITY ADV OVERSEAS - CL C     26.21%       10.76%        9.76%
(INCL. CONTINGENT DEFERRED
SALES CHARGE)

MSCI EAFE                        23.29%       9.35%         8.52%

International Funds Average      25.53%       9.50%         n/a

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Overseas -CL C           MS EAFE (Net MA tax)
             00485                       MS001
  1990/04/23      10000.00                    10000.00
  1990/04/30       9890.00                     9870.12
  1990/05/31      10320.00                    10996.32
  1990/06/30      10840.00                    10899.46
  1990/07/31      11480.00                    11052.99
  1990/08/31      10110.00                     9979.65
  1990/09/30       9250.00                     8588.84
  1990/10/31       9550.00                     9927.15
  1990/11/30       9560.00                     9341.56
  1990/12/31       9467.28                     9492.89
  1991/01/31       9699.18                     9799.94
  1991/02/28      10132.72                    10850.48
  1991/03/31       9568.11                    10199.10
  1991/04/30       9558.02                    10299.26
  1991/05/31       9568.11                    10406.73
  1991/06/30       8852.26                     9642.03
  1991/07/31       9356.38                    10115.76
  1991/08/31       9497.53                     9910.33
  1991/09/30       9991.56                    10468.87
  1991/10/31       9860.49                    10617.27
  1991/11/30       9608.44                    10121.61
  1991/12/31      10109.05                    10644.32
  1992/01/31      10139.74                    10416.96
  1992/02/29      10375.08                    10044.12
  1992/03/31      10057.89                     9381.04
  1992/04/30      10579.71                     9425.64
  1992/05/31      11009.45                    10056.55
  1992/06/30      10835.51                     9579.54
  1992/07/31      10416.00                     9334.37
  1992/08/31      10129.51                     9919.83
  1992/09/30       9976.03                     9723.94
  1992/10/31       9280.27                     9213.87
  1992/11/30       9157.49                     9300.58
  1992/12/31       9620.40                     9348.68
  1993/01/31      10106.59                     9347.54
  1993/02/28      10323.83                     9629.89
  1993/03/31      10954.84                    10469.29
  1993/04/30      11803.09                    11462.85
  1993/05/31      12113.43                    11704.95
  1993/06/30      11782.40                    11522.33
  1993/07/31      12361.70                    11925.66
  1993/08/31      13178.91                    12569.45
  1993/09/30      13044.43                    12286.52
  1993/10/31      13375.46                    12665.16
  1993/11/30      12858.23                    11558.09
  1993/12/31      13645.20                    12392.67
  1994/01/31      14546.59                    13440.41
  1994/02/28      14349.73                    13403.18
  1994/03/31      13987.11                    12825.89
  1994/04/30      14588.03                    13370.08
  1994/05/31      14318.65                    13293.32
  1994/06/30      14204.68                    13481.18
  1994/07/31      14567.31                    13610.83
  1994/08/31      14702.00                    13933.07
  1994/09/30      14246.13                    13494.24
  1994/10/31      14567.31                    13943.59
  1994/11/30      13997.47                    13273.46
  1994/12/31      13915.13                    13356.58
  1995/01/31      13340.98                    12843.48
  1995/02/28      13372.30                    12806.62
  1995/03/31      13789.86                    13605.38
  1995/04/30      14196.98                    14117.06
  1995/05/31      14353.56                    13948.78
  1995/06/30      14457.95                    13704.16
  1995/07/31      15084.29                    14557.33
  1995/08/31      14645.85                    14002.02
  1995/09/30      14823.32                    14275.48
  1995/10/31      14531.03                    13891.75
  1995/11/30      14666.73                    14278.28
  1995/12/31      15108.74                    14853.55
  1996/01/31      15373.43                    14914.53
  1996/02/29      15384.02                    14964.95
  1996/03/31      15585.19                    15282.75
  1996/04/30      15987.52                    15727.07
  1996/05/31      15966.35                    15437.66
  1996/06/30      16072.23                    15524.55
  1996/07/31      15595.78                    15070.80
  1996/08/31      15691.07                    15103.83
  1996/09/30      16125.16                    15505.07
  1996/10/31      15945.17                    15346.41
  1996/11/30      16771.02                    15957.02
  1996/12/31      16838.38                    15751.75
  1997/01/31      16838.38                    15203.59
  1997/02/28      17205.39                    15455.97
  1997/03/31      17338.86                    15514.70
  1997/04/30      17461.20                    15600.03
  1997/05/31      18540.01                    16618.24
  1997/06/30      19507.60                    17537.23
  1997/07/31      20163.79                    17823.44
  1997/08/31      18628.98                    16494.71
  1997/09/30      19985.84                    17421.22
  1997/10/31      18562.25                    16086.58
  1997/11/30      18479.42                    15925.71
  1997/12/31      18612.04                    16067.61
  1998/01/31      19195.12                    16805.43
  1998/02/28      20256.34                    17886.86
  1998/03/31      21154.29                    18441.00
  1998/04/30      21714.05                    18590.00
  1998/05/31      21667.40                    18503.19
  1998/06/30      21422.50                    18646.59
  1998/07/31      21574.11                    18839.02
  1998/08/31      17644.12                    16508.44
  1998/09/30      17585.81                    16005.92
  1998/10/31      19090.17                    17678.06
  1998/11/30      20186.37                    18587.25
  1998/12/31      20603.40                    19324.04
  1999/01/31      20886.61                    19270.51
  1999/02/28      20308.39                    18814.77
  1999/03/31      21146.22                    19603.86
  1999/04/30      22043.04                    20401.34
  1999/05/31      21028.21                    19354.16
  1999/06/30      22137.44                    20112.07
  1999/07/31      22739.26                    20713.42
  1999/08/31      22998.87                    20792.54
  1999/09/30      23305.68                    21005.46
  1999/10/29      24285.11                    21795.68
IMATRL PRASUN   SHR__CHT 19991031 19991123 145342 R00000000000118
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Class C on April 23, 1990, when the fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have been $24,285 - a 142.85% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $21,796 - a 117.96% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For overseas investors, Japan was
the place to be for the 12-month
period that ended October 31,
1999. This statement would have
been laughed at a year ago, as
Japan's well-documented economic
woes continued to hamper market
performance. But an emphasis on
corporate restructuring and
shareholder value - combined
with the Japanese government's
willingness to create more of a
free-enterprise market system -
proved therapeutic. For the
12-month period, the Morgan
Stanley Capital International Japan
Index returned 58.40% and Japan's
TOPIX Index returned 69.97%.
European markets, meanwhile,
produced fragmented performance
results during this time. The Morgan
Stanley Capital International
Europe Index returned 12.79%
during the 12-month period, as
several markets were hindered
early on by the poor performance
of the euro, the new single currency
for 11 European countries. The
United Kingdom, which chose not to
utilize the euro as its currency,
generated the best returns, while
Italy and Germany - beset by
fears of increased interest rates -
floundered. Telecommunications
stocks performed especially well
during this period, aided by the
seemingly endless demand for
better wireless communications.
Cross-border consolidation played
a significant role across the
European corporate landscape as
well, as merger, acquisition and
takeover bid announcements were
almost daily occurrences.
An interview with Richard Mace, Portfolio Manager of Fidelity Advisor Overseas Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. Pretty well. For the 12 months that ended October 31, 1999, the fund's Class A, Class T, Class B and Class C shares returned 28.05%, 27.74%, 27.00% and 27.21%, respectively. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 23.29% during the same period. The international funds average, as tracked by Lipper Inc., returned 25.53%.
Q. WHAT KEY FACTORS HELPED THE FUND BEAT BOTH ITS INDEX AND PEER GROUP DURING THE PERIOD?
A. Most of the fund's outperformance can be traced to a relatively strong commitment to the high-performing Japanese market, as well as good individual stock picking in that market. Though the fund was moderately underweighted in Japanese investments relative to the index, its weighting was larger than that of the average of the Lipper peer group. The fund also received a healthy performance boost from its energy services positions.
Q. WHAT TRIGGERED THE JAPANESE MARKET'S REBOUND DURING THE PERIOD, AND HOW DID THE FUND TAKE ADVANTAGE?
A. The Japanese market became somewhat more "Americanized" over the past year. The government has allowed some barriers to come down to create more of a free-enterprise market system, and Japanese corporations - following in the footsteps of their U.S. counterparts - have begun to implement share buyback programs, cut unprofitable businesses and consider effective restructuring programs. Japanese investors, in fact, can now buy mutual funds. All of this has translated into a more confident market and economy, and the fund took advantage. Several of the fund's Japanese telephone utilities positions fared well, particularly DDI Corp., which was among the fund's top-10 holdings through much of the period. Japanese non-bank financial positions also performed well, including brokerage positions such as Nomura Securities and Nikko Securities.
Q. CAN YOU ELABORATE ON THE ENERGY SERVICES POSITIONS YOU MENTIONED?
A. The fund's best performers here were the two large French companies, Elf Aquitaine and Total. Both suited my philosophy that it's better to look for energy stocks with good long-term characteristics than to focus on trying to guess the direction of oil prices. In particular, I was attracted to Elf Aquitaine's growing oil reserve base, which should kick into production in the year 2001. Total intrigued me because of its rapid 10% production growth rate. I looked at both stocks as a package: One had current production growth, while the other had future production growth. The two companies eventually merged with one another during the period, as Total acquired Elf Aquitaine after a prolonged takeover battle.
Q. THE FUND ALSO GOT GOOD RESULTS FROM SEVERAL OF ITS TELECOMMUNICATIONS-RELATED STOCKS, MOST NOTABLY FINLAND'S NOKIA AND THE U.K.'S VODAFONE AIRTOUCH . . .
A. Both companies were beneficiaries of the worldwide wireless communications boom. Nokia - a longstanding position in the fund - displayed many of the characteristics I look for in a good stock. The company showed strong management execution during the period and generated strong financial returns in the process. Nokia was a classic example of the maxim "share price follows earnings." Vodafone AirTouch, meanwhile, benefited from its strong presence in the burgeoning U.K. market as well as its announcement that it will be merging its mobile communications business with U.S.-based Bell Atlantic.
Q. WHERE DID THE FUND'S DISAPPOINTMENTS LIE?
A. Rentokil, which provides security and cleaning services to corporations, detracted significantly from performance due to a strong British pound and a slump in sales growth, particularly in Asia. Nippon Telegraph & Telephone was another disappointment, as cellular phone providers eroded the company's local phone service revenues. The company was also under considerable cost pressures within its industry. The fund's Italian positions - including Telecom Italia and banks such as Banca di Roma and San Paolo-IMI - also proved to be a weak link.
Q. WHAT'S YOUR OUTLOOK?
A. I expect to see more of the same in terms of increased consolidation and cross-border mergers. The single currency in Europe has made it much easier to complete such transactions. As big companies have become bigger, many smaller firms have jumped into the consolidation fray just to keep pace. We also may see continued restructuring efforts in Europe and Japan. As a result, there should be greater differentiation of stocks away from the influences of their local markets and more toward the earnings and underlying fundamentals of the company itself.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

RICK MACE DISCUSSES THE
INCREASED GLOBALIZATION
OF INDUSTRIES:
"Twenty years ago, when foreign
stock markets were less
developed and the world's
information network was still in
the dark ages, investors could
capture good returns simply by
being in the right country at the
right time. Today, speeding
globalization has changed all of
that. Over the past decade, the
borders between countries,
companies and currencies have
fallen, and more companies are
expanding globally with added
ease.
"The effect of all this is that the
relationship between a stock's
performance and its respective
market has weakened, while the
links between a company and its
industry group have become
stronger. Pharmaceutical
companies - most of which are
headquartered in the U.S. and
Europe - offer a great example.
British drug company Glaxo
Wellcome, for instance, competes
globally with U.S.-based Merck, and
both stocks have moved almost in
tandem over the past 10 years.
"Another example would be
Japanese automaker, Honda. The
direction of Honda's stock price
over the past decade has more
closely followed that of its U.S.
competitor Ford than the ups and
downs of the Japanese market."
FUND FACTS
GOAL: seeks growth of capital
primarily through investments
in foreign securities
START DATE: April 23, 1990
SIZE: as of October 31, 1999,
more than $1.7 billion
MANAGER: Richard Mace,
since 1996; joined Fidelity in
1987
(checkmark)


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Total Fina SA Class B           2.9                     3.2
(France, Oil & Gas)

Vodafone AirTouch PLC           1.7                     1.1
(United Kingdom, Cellular)

Nokia AB (Finland,              1.6                     1.4
Communications Equipment)

DDI Corp. (Japan, Telephone     1.6                     0.8
Services)

Ito-Yokado Co. Ltd. (Japan,     1.5                     0.5
General Merchandise Stores)

                                9.3                     7.0

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         20.5                    24.3

UTILITIES                       16.5                    15.7

TECHNOLOGY                      8.8                     5.5

HEALTH                          7.9                     7.9

ENERGY                          6.8                     8.0

TOP FIVE COUNTRIES AS OF
OCTOBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Japan                           25.1                    17.1

United Kingdom                  18.0                    21.3

France                          12.0                    13.1

Germany                         7.6                     8.3

Netherlands                     6.1                     7.4


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks, investment companies                                Stocks, investment companies

                               and  equity futures 90.4%                                   and  equity futures 94.4%


                               Bonds 1.8%                                                  Bonds 1.0%


                               Short-term  investments and                                 Short-term  investments and

                               net other assets 7.8%                                       net other assets 4.6%



PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE
FUND'S INVESTMENTS.

Row: 1, Col: 1, Value: 90.40000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.8
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.8
Row: 1, Col: 1, Value: 94.40000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.6


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 88.5%

                                 SHARES                  VALUE (NOTE 1) (000S)

AUSTRALIA - 1.9%

AMP Ltd.                          155,600                $ 1,582

Australia & New Zealand           747,366                 4,932
Banking Group Ltd.

Brambles Industries Ltd.          34,850                  980

Broken Hill Proprietary Co.       350,745                 3,625
Ltd. (The)

Cable & Wireless Optus Ltd.       1,447,100               3,313
(a)

Coles Myer Ltd.                   302,526                 1,505

CSR Ltd.                          174,300                 391

Fosters Brewing Group Ltd.        382,700                 1,017

National Australia Bank Ltd.      343,700                 5,304

News Corp. Ltd.                   459,374                 3,322

News Corp. Ltd. sponsored:

ADR                               27,000                  800

ADR (preferred ltd. vtg.)         31,700                  874

Rio Tinto Ltd.                    157,100                 2,525

Westpac Banking Corp.             124,200                 797

Woolworths Ltd.                   411,300                 1,398

                                                          32,365

BELGIUM - 0.4%

Electrabel SA                     9,100                   3,010

Fortis B                          90,800                  3,075

                                                          6,085

CANADA - 0.6%

Alcan Aluminium Ltd.              57,600                  1,888

Barrick Gold Corp.                32,200                  592

Celestica, Inc. (sub-vtg.) (a)    35,600                  1,959

Cinar Films, Inc. Class B         86,600                  1,505
(sub. vtg.) (a)

Inco Ltd.                         177,100                 3,562

Placer Dome, Inc.                 25,300                  318

                                                          9,824

DENMARK - 0.4%

Carlsberg AS Class B              42,100                  1,631

Novo-Nordisk AS Class B           9,700                   1,167

Ratin AS Class B                  11,100                  1,157

Unidanmark AS Class A             27,000                  2,107

                                                          6,062

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINLAND - 2.4%

Asko OY Class A                   23,500                 $ 384

Helsinki Telephone Corp.          38,200                  1,819
Class E

KCI (Konecranes International)    15,000                  388

Metsa-Serla Oyj Class B Free      39,700                  361
Shares

Metso Oyj (a)                     96,200                  1,091

Nokia AB                          239,000                 27,619

Sampo Insurance Co. Ltd.          68,300                  2,378

Sonera Group PLC (e)              48,100                  1,449

UPM-Kymmene Corp.                 204,000                 6,456

                                                          41,945

FRANCE - 11.5%

Alcatel Alsthom Compagnie         27,700                  4,250
Generale d'Electricite SA
(RFD)

AXA SA de CV                      96,590                  13,664

Banque Nationale de Paris         127,245                 11,208

Banque Nationale de Paris         10,465                  62
warrants 7/1/02 (a)

Canal Plus SA                     24,800                  1,727

Cap Gemini SA                     24,378                  3,703

Castorama Dubois                  16,300                  4,897
Investissements SA

Club Mediterranee SA (a)          15,400                  1,547

Coflexip SA sponsored ADR         57,400                  2,274

Compagnie de St. Gobain           16,700                  2,907

Compagnie Financiere de           20,000                  2,089
Paribas Class A (Reg.)

France Telecom SA                 163,500                 15,842

Groupe Danone                     26,800                  6,856

L'Oreal SA                        3,500                   2,343

Lafarge SA                        29,213                  2,820

Lagardere S.C.A. (Reg.)           27,700                  1,125

Michelin SA (Compagnie            48,051                  2,099
Generale des Etablissements)
 Class B (a)

Pinault Printemps SA              11,900                  2,276

Rhodia SA                         193,600                 3,748

Rhone-Poulenc SA Class A          105,805                 5,872

Sanofi-Synthelabo SA (a)          185,080                 8,190

Schneider SA (a)                  25,000                  1,727

Scor SA                           34,400                  1,724

Seita SA                          33,600                  1,879

Societe Generale, France          38,200                  8,342
Class A

Suez Lyonnaise des Eaux           51,500                  8,339

Television Francaise 1 SA         25,500                  8,016

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FRANCE - CONTINUED

Total Fina SA Class B             371,597                $ 49,554

Union Assurances Federales SA     17,800                  2,298

Valeo SA                          9,900                   713

Vivendi SA (a)                    208,800                 15,870

                                                          197,961

GERMANY - 6.7%

Allianz AG (Reg.)                 42,400                  12,886

BASF AG                           140,800                 6,275

Bayer AG                          145,600                 5,947

Bayerische Hypo-und               39,100                  2,550
Vereinsbank AG

Celanese AG (a)                   5,280                   84

Deutsche Bank AG                  69,700                  4,998

Deutsche Lufthansa AG (Reg.)      78,500                  1,656

Deutsche Telekom AG               409,900                 18,961

Dresdner Bank AG                  8,100                   418

EPCOS AG (a)                      40,800                  1,677

FAG Kugelfischer Georg            94,300                  801
Schaefer AG

Fresenius Medical Care AG         22,300                  1,588

Hoechst AG                        52,800                  2,339

Kali Und Salz Beteiligungs AG     353,700                 5,067

Mannesmann AG (Reg.)              127,420                 20,149

Metro AG                          33,000                  1,758

Munich Reinsurance AG (Reg.)      35,500                  8,115

RWE AG                            71,000                  2,854

Siemens AG                        89,600                  8,086

Veba AG                           118,200                 6,420

Viag AG                           142,500                 2,623

                                                          115,252

HONG KONG - 0.5%

Cheung Kong Holdings Ltd.         194,000                 1,761

China Telecom (Hong Kong)         896,000                 3,024
Ltd. (a)

Dah Sing Financial Holdings       366,000                 1,461
Ltd.

Wing Hang Bank Ltd.               596,000                 1,945

                                                          8,191

IRELAND - 0.5%

Bank of Ireland, Inc.             804,320                 6,304

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

IRELAND - CONTINUED

CRH PLC                           85,316                 $ 1,615

Esat Telecom Group PLC            19,100                  855
sponsored ADR (a)

                                                          8,774

ITALY - 2.9%

Assicurazioni Generali Spa        208,500                 6,741

Banca Commerciale Italiana Spa    536,900                 3,253

Banca di Roma                     1,074,050               1,455

Eni Spa sponsored ADR             2,134,400               12,589

Italgas Spa                       239,100                 995

Olivetti & Co. Spa                1,353,000               2,616

San Paolo-IMI Spa                 337,700                 4,461

Telecom Italia Mobile Spa         949,500                 5,965

Telecom Italia Spa                838,728                 7,255

Unicredito Italiano Spa           751,200                 3,523

                                                          48,853

JAPAN - 24.5%

Aiful Corp. (e)                   21,800                  3,392

Aiwa Co. Ltd.                     30,500                  744

Asahi Chemical Industry Co.       235,000                 1,422
Ltd.

Bank of Tokyo-Mitsubishi Ltd.     70,000                  1,162

Banyu Pharmaceutical Co. Ltd.     151,000                 2,768

Canon, Inc.                       112,000                 3,173

CSK Corp.                         69,800                  3,218

Dai Nippon Printing Co. Ltd.      148,000                 2,702

Dai-Ichi Kangyo Bank Ltd.         653,000                 8,968

Daiwa Securities Co. Ltd.         812,000                 8,680

DDI Corp.                         2,435                   26,659

Fuji Bank Ltd.                    635,000                 8,721

Fuji Photo Film Co. Ltd.          100,000                 3,217

Fujisawa Pharmaceutical Co.       134,000                 3,359
Ltd.

Fujitsu Ltd.                      219,000                 6,604

Furukawa Electric Co. Ltd.        1,909,000               13,934

Heiwa Corp.                       25,000                  687

Hirose Electric Co. Ltd.          9,100                   1,590

Hitachi Chemical Co. Ltd.         75,000                  1,390

Hitachi Information Systems       13,000                  502

Hitachi Ltd.                      1,094,000               11,897

Honda Motor Co. Ltd.              194,000                 8,160

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

JAPAN - CONTINUED

Hoya Corp.                        48,000                 $ 3,457

Ito-Yokado Co. Ltd.               327,000                 26,191

Jafco Co. Ltd.                    21,000                  2,360

Kaneka Corp.                      90,000                  1,180

Kao Corp.                         116,000                 3,543

Kirin Brewery Co. Ltd.            319,000                 3,658

Koa Denko Co. Ltd.                159,000                 2,764

Kokusai Denshin Denwa             103,000                 12,958

Kyocera Corp.                     238,700                 22,924

Matsushita Electric               249,000                 5,274
Industrial Co. Ltd.

Minolta Co. Ltd.                  274,000                 1,124

Mitsubishi Electric Corp.         1,179,000               6,533

Mitsubishi Estate Co. Ltd.        444,000                 4,456

Mitsubishi Trust & Banking        313,000                 4,217
Corp.

Mitsui Fudosan Co. Ltd.           198,000                 1,481

Mitsumi Electric Co. Ltd.         26,000                  697

NEC Corp.                         212,000                 4,296

Nichicon Corp.                    453,000                 9,832

Nikko Securities Co. Ltd.         1,315,000               12,376

Nintendo Co. Ltd.                 28,600                  4,546

Nippon Computer Systems Corp.     56,000                  1,097

Nippon Steel Corp.                510,000                 1,298

Nippon System Development Co.     6,600                   564
Ltd.

Nippon Telegraph & Telephone      848                     13,030
Corp.

Nippon Zeon Co. Ltd.              324,000                 2,800

Nomura Securities Co. Ltd.        649,000                 10,727

NTT Data Corp.                    80                      1,268

NTT Mobile Communication          403                     10,721
Network, Inc.

Omron Corp.                       997,000                 20,874

ORIX Corp.                        38,700                  5,203

Ricoh Co. Ltd.                    220,000                 3,594

Rohm Co. Ltd.                     9,200                   2,068

Sakura Bank Ltd.                  772,000                 6,643

Sankyo Co. Ltd.                   76,000                  2,168

Sankyo Co. Ltd. (Gunma)           10,600                  840

Secom Co. Ltd. (RFD)              31,000                  3,305

Sharp Corp.                       272,000                 4,336

Shin-Etsu Chemical Co. Ltd.       98,000                  4,047

Shohkoh Fund & Co. Ltd.           3,640                   2,230

Softbank Corp.                    27,800                  11,561

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

JAPAN - CONTINUED

Sony Corp.                        78,100                 $ 12,476

Sumitomo Realty & Development     326,000                 1,127
Co. Ltd.

Takeda Chemical Industries        334,000                 19,214
Ltd.

Takefuji Corp.                    14,700                  1,906

Tokyo Seimitsu Co. Ltd.           14,000                  1,709

Toyota Motor Corp.                194,000                 6,726

Yamaha Motor Co. Ltd.             256,000                 2,085

Yamanouchi Pharmaceutical Co.     100,000                 4,543
Ltd.

Yokogawa Electric Corp.           346,000                 2,426

Yoshitomi Pharmaceutical          177,000                 2,414
Industries Ltd.

                                                          419,816

KOREA (SOUTH) - 0.2%

Samsung Electronics Co. Ltd.      20,400                  3,401

LUXEMBOURG - 0.0%

Stolt Comex Seaway SA (a)         71,000                  759

MEXICO - 0.5%

Banacci SA de CV Class O (a)      869,700                 2,183

Cifra SA de CV Series V (a)       1,359,300               2,138

Empresas ICA Sociedad             5,800                   15
Controladora SA de CV
sponsored ADR

Grupo Financiero Bancomer SA      7,791,200               2,053
de CV Series A

Telefonos de Mexico SA            33,400                  2,856
sponsored ADR representing
Class L shares

                                                          9,245

NETHERLANDS - 6.0%

ABN AMRO Holding NV               231,800                 5,622

Aegon NV                          66,200                  6,128

Ahrend (KON) NV                   64,800                  892

Akzo Nobel NV                     176,100                 7,605

Beter Bed Holding NV              13,200                  379

Dsm NV                            10,100                  384

Fortis Amev NV                    286,800                 9,902

Getronics NV                      7,500                   375

Heineken NV                       67,900                  3,473

IHC Caland NV                     20,700                  901

ING Groep NV                      267,073                 15,800

Koninklijke Ahold NV              160,240                 4,936

Koninklijke KPN NV                142,000                 7,309

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

NETHERLANDS - CONTINUED

Koninklijke Philips               98,520                 $ 10,133
Electronics NV

NBM-Amstelland NV                 70,900                  912

Numico NV                         34,952                  1,429

Nutreco Holding NV                65,904                  2,259

Samas Groep NV                    54,800                  746

STMicroelectronics NV             300                     27

TNT Post Group NV                 56,100                  1,432

Unilever NV                       123,782                 8,226

Vedior NV                         169,335                 2,858

Vendex KBB NV                     250,400                 7,330

Vnu NV                            59,200                  2,008

Volker Wessels Stevin NV          43,100                  737

Wolters Kluwer NV                 55,900                  1,873

                                                          103,676

NEW ZEALAND - 0.0%

Lion Nathan Ltd.                  354,200                 764

NORWAY - 0.7%

Bergesen d.y. AS:

(B shares)                        157,900                 2,442

Class A                           318,300                 5,146

Den Norske Bank ASA Class A       597,300                 2,321
Free shares

Frontline Ltd. (a)                70,200                  304

Norsk Hydro AS                    46,100                  1,844

                                                          12,057

PORTUGAL - 0.1%

Electricidade de Portugal SA      104,700                 1,632

SINGAPORE - 0.2%

Chartered Semiconduct             31,200                  1,035
Manufacturing Ltd. ADR

Overseas Union Bank Ltd.          322,272                 1,397

United Overseas Bank Ltd.         223,000                 1,691
(For. Reg.)

                                                          4,123

SOUTH AFRICA - 0.1%

Anglogold Ltd.                    12,600                  711

Gold Fields Ltd.                  191,200                 915

                                                          1,626

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

SPAIN - 2.3%

Argentaria Caja Postal y          87,200                 $ 1,941
Banco Hipotecario de Espana
SA

Banco Bilbao Vizcaya SA (Reg.)    177,100                 2,388

Banco Santander Central           807,860                 8,411
Hispano SA

Endesa SA                         188,100                 3,776

Iberdrola SA                      270,400                 3,953

Tabacalera SA Series A            71,100                  1,174

Telefonica SA (a)                 1,075,700               17,748

Union Electrica Fenosa SA         49,100                  720

                                                          40,111

SWEDEN - 1.9%

ABB Ltd. (Sweden) (a)             26,277                  2,625

Atlas Copco AB Series B           28,600                  746

Electrolux AB                     165,100                 3,302

Ericsson (L.M.) Telefon AB        309,600                 13,235
Class B

N&T Argonaut AB (B shares) (a)    523,100                 360

Nordbanken Holding AB             370,700                 2,170

Sandvik AB Series B               28,000                  727

Skandinaviska Enskilda Banken     130,800                 1,348
Class A

Svenska Handelsbanken AB (A       173,600                 2,414
shares)

Swedish Match Co.                 825,900                 3,032

Volvo AB Class B                  72,000                  1,866

                                                          31,825

SWITZERLAND - 5.1%

ABB Ltd. (Reg) (Switzerland)      39,992                  4,036
(a)

Ares Serono SA Class B            1,516                   2,362
(Bearer)

Credit Suisse Group (Reg.)        55,588                  10,709

Holderbank Financiere Glarus      1,331                   1,643
AG (Bearer)

Julius Baer Holding AG            1,027                   3,096

Nestle SA (Reg.)                  8,882                   17,169

Novartis AG (Reg.)                10,770                  16,145

Roche Holding AG                  1,156                   13,909
participation certificates

Swatch Group AG (The) (Reg.)      12,900                  2,120

Swiss Reinsurance Co. (Reg.)      1,800                   3,740

Swisscom AG                       8,100                   2,474

UBS AG                            35,739                  10,422

                                                          87,825

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

TAIWAN - 0.8%

Hon Hai Precision Industries      700,000                $ 4,789
Co. Ltd.

Ritek Corp.                       590,000                 3,869

Taiwan Semiconductor              1,183,040               5,259
Manufacturing Co. Ltd.

                                                          13,917

UNITED KINGDOM - 17.7%

Abbey National PLC                227,300                 4,448

Alliance & Leicester PLC          98,000                  1,431

Allied Domecq PLC                 229,400                 1,290

Allied Zurich PLC                 890,800                 10,767

Amvescap PLC                      328,400                 2,938

Ashtead Group PLC                 664,800                 1,897

AstraZeneca Group PLC (Reg.)      123,800                 5,664

Bass PLC                          16,975                  187

BG PLC                            308,000                 1,711

Booker PLC                        910,133                 1,871

Boots Co. PLC                     164,000                 1,686

BP Amoco PLC                      2,367,960               22,792

British Aerospace PLC             751,141                 4,391

British American Tobacco PLC      375,600                 2,489

British Telecommunications PLC    1,041,700               18,751

British Vita PLC Ord.             162,800                 656

BTP PLC                           102,700                 591

Cadbury Schweppes PLC             475,600                 3,119

Caradon PLC                       3,462,760               8,078

Centrica PLC                      557,700                 1,621

CGU PLC                           289,200                 4,216

Cookson Group PLC                 531,200                 1,651

Courtaulds Textiles PLC           380,300                 757

Diageo PLC                        537,500                 5,436

General Electric Co. PLC          388,100                 4,222

Glaxo Wellcome PLC                671,600                 20,106

Granada Group PLC                 101,900                 806

Hanson PLC                        436,800                 3,380

Hays PLC                          111,000                 1,271

HSBC Holdings PLC:

(Reg.)                            216,000                 2,659

(Hong Kong) (Reg.)                96,439                  1,187

Imperial Chemical Industries      78,500                  789
PLC

Invensys PLC                      312,500                 1,536

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UNITED KINGDOM - CONTINUED

Johnson Matthey PLC               51,600                 $ 478

Kingfisher PLC                    516,763                 5,647

Lloyds TSB Group PLC              1,070,400               14,812

Marks & Spencer PLC               65,700                  303

Morgan Crucible Co. PLC           213,200                 852

National Grid Group PLC           389,630                 2,912

National Westminster Bank PLC     103,600                 2,341

Orange PLC (a)                    114,900                 2,866

Pearson PLC                       188,400                 4,235

Peninsular & Oriental Steam       87,900                  1,246
Navigation Co.

Prudential Corp. PLC              326,000                 5,117

Rentokil Initial PLC              2,305,911               7,688

Reuters Group PLC                 418,600                 3,893

Rio Tinto PLC (Reg.)              141,900                 2,429

Royal & Sun Alliance              296,930                 2,021
Insurance Group PLC

Royal Bank of Scotland Group      214,900                 4,954
PLC

Safeway PLC                       469,800                 1,476

Scottish & Newcastle PLC          230,800                 2,152

Scottish & Southern Energy PLC    248,900                 2,364

Shell Transport & Trading Co.     2,920,600               22,330
PLC (Reg.)

SmithKline Beecham PLC            1,647,202               21,084

Standard Chartered PLC            392,075                 5,503

Tomkins PLC                       273,300                 927

Unigate PLC                       149,800                 695

Unilever PLC                      1,061,931               9,873

Vodafone AirTouch PLC             5,926,035               28,408

WPP Group PLC                     223,500                 2,427

                                                          303,427

UNITED STATES OF AMERICA - 0.6%

ASA Ltd.                          20,200                  405

Baker Hughes, Inc.                49,800                  1,391

Halliburton Co.                   46,500                  1,752

McDermott International, Inc.     14,600                  265

Newmont Mining Corp.              128,600                 2,821

Noble Drilling Corp. (a)          30,600                  679

OMI Corp. (a)                     327,200                 614

Overseas Shipholding Group,       59,800                  770
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UNITED STATES OF AMERICA -
CONTINUED

Smith International, Inc. (a)     8,500                  $ 294

Weatherford International,        25,100                  850
Inc. (a)

                                                          9,841

TOTAL COMMON STOCKS                           1,519,357
(Cost $1,131,147)

PREFERRED STOCKS - 0.9%



CONVERTIBLE PREFERRED STOCKS
- 0.2%

AUSTRALIA - 0.2%

WBK STRYPES Trust (Westpac        121,600                 3,648
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.7%

GERMANY - 0.4%

SAP AG (Systeme Anwendungen       11,000                  4,874
Produkte)

Wella AG                          84,600                  2,365

                                                          7,239

ITALY - 0.3%

Telecom Italia Spa Risp           921,725                 4,555

TOTAL NONCONVERTIBLE                                      11,794
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                        15,442
(Cost $11,832)

INVESTMENT COMPANIES - 0.4%



EMERGING MARKETS - 0.2%

Asia Tigers Fund, Inc.            99,500                  858

Templeton Dragon Fund, Inc.       323,500                 2,730

                                                          3,588

GERMANY - 0.1%

New Germany Fund, Inc. (The)      97,600                  1,177

MULTI-NATIONAL - 0.1%

European Warrant Fund, Inc.       76,800                  1,186

TOTAL INVESTMENT COMPANIES                    5,951
(Cost $6,783)



CONVERTIBLE BONDS - 0.6%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL  AMOUNT (D) (000S)           VALUE (NOTE 1) (000S)

FRANCE - 0.2%

Groupe Danone 3% 1/1/02           A1     EUR   1,083                                 $ 1,802

Suez Lyonnaise des Eaux 4%        A      EUR   793                                    1,623
1/1/06

                                                                                      3,425

NETHERLANDS - 0.1%

Koninklijke Ahold NV 3%           Baa1   NLG   2,970                                  1,606
9/30/03

UNITED STATES OF AMERICA - 0.3%

Nestle Holdings, Inc. 3%          AAA          3,520                                  4,312
6/17/02

Roche Holdings, Inc. liquid       -            2,063                                  1,248
yield option note 0% 4/20/10
(e)

                                                                                      5,560

TOTAL CONVERTIBLE BONDS                                                      10,591
(Cost $12,047)

GOVERNMENT OBLIGATIONS - 1.4%



FRANCE - 0.3%

French Government OAT 5.5%        Aaa    EUR   5,100                                  5,577
4/25/04

GERMANY - 0.4%

German Federal Republic 3.75%     Aaa    EUR   5,600                                  5,758
8/26/03

UNITED KINGDOM - 0.3%

United Kingdom, Great Britain     Aaa    GBP   3,300                                  5,583
& Northern Ireland 6.75%
11/26/04

UNITED STATES OF AMERICA - 0.4%

U.S. Treasury Bills, yield at     -            4,000                                  3,970
date of purchase 4.71%
12/30/99 (f)

U.S. Treasury Bond stripped       Aaa          18,300                                 3,250
principal 0% 11/15/27

                                                                                      7,220

TOTAL GOVERNMENT OBLIGATIONS                                                 24,138
(Cost $24,227)



CASH EQUIVALENTS - 10.3%

                               SHARES                     VALUE (NOTE 1)  (000S)

Central Cash Collateral Fund,   36,108,886                $ 36,109
5.26% (c)

Taxable Central Cash Fund,      140,966,758                140,967
5.21% (c)

TOTAL CASH EQUIVALENTS                        177,076
(Cost $177,076)

TOTAL INVESTMENT PORTFOLIO -                               1,752,555
102.1%
(Cost $1,363,112)

NET OTHER ASSETS - (2.1)%                                  (35,698)

NET ASSETS - 100%                            $ 1,716,857



FUTURES CONTRACTS

                               EXPIRATION DATE      UNDERLYING FACE AMOUNT AT      UNREALIZED GAIN/LOSS (000S)
                                                    VALUE (000S)

PURCHASED

63 Nikkei 225 Index Contracts  Dec. 1999            $ 5,673                        $ 124
(Japan)

35 Topix Index Contracts       Dec. 1999             5,001                          258
(Japan)

                                                    $ 10,674                       $ 382


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF NET ASSETS -
0.6%
SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable for  Common Stock

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

GBP                          -   British pound

NLG                          -   Dutch guilder

LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,089,000 or 0.4% of net assets.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,672,000.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,368,252,000. Net unrealized appreciation aggregated $384,303,000, of which $434,590,000 related to appreciated investment securities and $50,287,000 related to depreciated investment securities.
The fund hereby designates approximately $41,556,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           0.3%

BASIC INDUSTRIES              4.4

CASH EQUIVALENTS              10.3

CONSTRUCTION & REAL ESTATE    2.2

DURABLES                      3.1

ENERGY                        6.8

FINANCE                       20.5

GOVERNMENT OBLIGATIONS        1.4

HEALTH                        7.9

HOLDING COMPANIES             0.2

INDUSTRIAL MACHINERY &        4.9
EQUIPMENT

INVESTMENT COMPANIES          0.4

MEDIA & LEISURE               2.2

NONDURABLES                   5.0

PRECIOUS METALS               0.4

RETAIL & WHOLESALE            3.6

SERVICES                      2.2

TECHNOLOGY                    8.8

TRANSPORTATION                1.0

UTILITIES                     16.5

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS OCTOBER
31, 1999

ASSETS

Investment in securities, at            $ 1,752,555
value (cost $1,363,112) -
See accompanying schedule

Foreign currency held at                 4,570
value (cost $4,549)

Receivable for investments               9,535
sold

Receivable for fund shares               8,342
sold

Dividends receivable                     3,738

Interest receivable                      1,014

Receivable for daily                     240
variation on futures
contracts

Other receivables                        46

 TOTAL ASSETS                            1,780,040

LIABILITIES

Payable to custodian bank      $ 3

Payable for investments         18,814
purchased

Payable for fund shares         5,754
redeemed

Accrued management fee          1,215

Distribution fees payable       696

Other payables and accrued      592
expenses

Collateral on securities        36,109
loaned, at value

 TOTAL LIABILITIES                       63,183

NET ASSETS                              $ 1,716,857

Net Assets consist of:

Paid in capital                         $ 1,200,125

Undistributed net investment             10,177
income

Accumulated undistributed net            116,667
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              389,888
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                              $ 1,716,857

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) OCTOBER
31, 1999

CALCULATION OF MAXIMUM             $20.59
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($23,455
(divided by) 1,139 shares)

Maximum offering price per         $21.85
share (100/94.25 of $20.59)

CLASS T: NET ASSET VALUE and       $20.83
redemption price per share
($1,479,642 (divided by)
71,025 shares)

Maximum offering price per         $21.59
share (100/96.50 of $20.83)

CLASS B: NET ASSET VALUE and       $20.25
offering price per share
($89,194 (divided by) 4,405
shares) A

CLASS C: NET ASSET VALUE and       $20.58
offering price per share
($34,794 (divided by) 1,691
shares) A

INSTITUTIONAL CLASS: NET           $20.62
ASSET VALUE, offering price
and redemption price   per
share ($89,772 (divided by)
4,354 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR
ENDED OCTOBER 31, 1999

INVESTMENT INCOME                          $ 26,361
Dividends

Interest                                    5,892

Security lending                            52

                                            32,305

Less foreign taxes withheld                 (3,014)

 TOTAL INCOME                               29,291

EXPENSES

Management fee Basic fee         $ 10,280

 Performance adjustment           2,336

Transfer agent fees               3,056

Distribution fees                 7,031

Accounting and security           676
lending fees

Non-interested trustees'          4
compensation

Custodian fees and expenses       689

Registration fees                 126

Audit                             53

Legal                             7

 Total expenses before            24,258
reductions

 Expense reductions               (455)     23,803

NET INVESTMENT INCOME                       5,488

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            125,020

 Foreign currency transactions    115

 Futures contracts                7,909     133,044

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            217,145

 Assets and liabilities in        (151)
foreign currencies

 Futures contracts                (457)     216,537

NET GAIN (LOSS)                             349,581

NET INCREASE (DECREASE) IN                 $ 355,069
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 5,488                      $ 4,291
income

 Net realized gain (loss)       133,044                      17,409

 Change in net unrealized       216,537                      25,052
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     355,069                      46,752
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (3,445)                      (11,326)
From net investment income

 From net realized gain         (10,438)                     (66,913)

 TOTAL DISTRIBUTIONS            (13,883)                     (78,239)

Share transactions - net        127,794                      85,339
increase (decrease)

  TOTAL INCREASE (DECREASE)     468,980                      53,852
IN NET ASSETS

NET ASSETS

 Beginning of period            1,247,877                    1,194,025

 End of period (including      $ 1,716,857                  $ 1,247,877
undistributed net investment
income of $10,177 and
$2,133, respectively)


FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED OCTOBER 31,          1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.32   $ 16.89   $ 15.29   $ 14.98
period

Income from Investment
Operations

Net investment income D           .10       .09       .09       .04

Net realized and unrealized       4.42      .51       2.39      .27
gain (loss)

Total from investment             4.52      .60       2.48      .31
operations

Less Distributions

From net investment income        (.11)     (.21)     (.25)     -

From net realized gain            (.14)     (.96)     (.63)     -

Total distributions               (.25)     (1.17)    (.88)     -

Net asset value, end of period   $ 20.59   $ 16.32   $ 16.89   $ 15.29

TOTAL RETURN B, C                 28.05%    3.73%     16.95%    2.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 23      $ 12      $ 5       $ 1
millions)

Ratio of expenses to average      1.55%     1.55% F   1.90% F   1.16% A, F
net assets

Ratio of expenses to average      1.52% G   1.54% G   1.89% G   1.16% A
net assets after expense
reductions

Ratio of net investment           .57%      .51%      .53%      1.74% A
income to average  net assets

Portfolio turnover                85%       74%       70%       82%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED OCTOBER 31,          1999      1998      1997      1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 16.48   $ 17.02   $ 15.30   $ 13.92    $ 14.06
of period

Income from Investment
Operations

Net investment income             .07 C     .06 C     .13 C     .19 C, D   .07

Net realized and unrealized       4.46      .52       2.38      1.29       (.11)
gain (loss)

Total from investment             4.53      .58       2.51      1.48       (.04)
operations

Less Distributions

From net investment income        (.04)     (.16)     (.16)     (.09)      -

From net realized gain            (.14)     (.96)     (.63)     (.01)      (.02)

In excess of net realized gain    -         -         -         -          (.08)

 Total distributions              (.18)     (1.12)    (.79)     (.10)      (.10)

Net asset value, end of period   $ 20.83   $ 16.48   $ 17.02   $ 15.30    $ 13.92

TOTAL RETURN A, B                 27.74%    3.57%     17.07%    10.69%     (.25)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,480   $ 1,086   $ 1,111   $ 995      $ 742
(in millions)

Ratio of expenses to average      1.72%     1.74%     1.66%     1.61%      1.90%
net assets

Ratio of expenses to average      1.69% E   1.72% E   1.65% E   1.60% E    1.90%
net assets after expense
reductions

Ratio of net investment           .39%      .35%      .80%      1.30%      1.01%
income  to average net assets

Portfolio turnover                85%       74%       70%       82%        47%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED OCTOBER 31,          1999      1998      1997      1996       1995 F

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 16.08   $ 16.69   $ 15.06   $ 13.92    $ 13.89
of period

Income from Investment
Operations

Net investment income (loss)      (.03) D   (.03) D   .02 D     .08 D, E   .01

Net realized and unrealized       4.34      .51       2.36      1.26       .02
gain (loss)

Total from investment             4.31      .48       2.38      1.34       .03
operations

Less Distributions

From net investment income        -         (.13)     (.12)     (.19)      -

From net realized gain            (.14)     (.96)     (.63)     (.01)      -

Total distributions               (.14)     (1.09)    (.75)     (.20)      -

Net asset value, end of period   $ 20.25   $ 16.08   $ 16.69   $ 15.06    $ 13.92

TOTAL RETURN B, C                 27.00%    3.00%     16.41%    9.73%      .22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 89      $ 58      $ 40      $ 19       $ 3
(in millions)

Ratio of expenses to average      2.29% G   2.30% G   2.30%     2.37%      1.97% A, G
net assets

Ratio of expenses to average      2.26% H   2.29% H   2.29% H   2.37%      1.97% A
net assets after expense
reductions

Ratio of net investment           (.18)%    (.19)%    .15%      .53%       .94% A
income (loss) to average net
assets

Portfolio turnover                85%       74%       70%       82%        47%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS C
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.37   $ 17.23
period

Income from Investment
Operations

Net investment income (loss) D    (.02)     (.03)

Net realized and unrealized       4.43      .29
gain (loss)

Total from investment             4.41      .26
operations

Less Distributions

From net investment income        (.06)     (.16)

From net realized gain            (.14)     (.96)

Total distributions               (.20)     (1.12)

Net asset value, end of period   $ 20.58   $ 16.37

TOTAL RETURN B, C                 27.21%    2.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 35      $ 15
millions)

Ratio of expenses to average      2.25% F   2.30% A, F
net assets

Ratio of expenses to average      2.22% G   2.30% A
net assets after expense
reductions

Ratio of net investment           (.13)%    (.20)% A
income (loss) to average net
assets

Portfolio turnover                85%       74%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED OCTOBER 31,          1999      1998      1997      1996       1995 F

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 16.36   $ 16.92   $ 15.20   $ 13.97    $ 13.89
of period

Income from Investment
Operations

Net investment income             .17 D     .13 D     .22 D     .21 D, E   .05

Net realized and unrealized       4.39      .53       2.36      1.24       .03
gain (loss)

Total from investment             4.56      .66       2.58      1.45       .08
operations

Less Distributions

From net investment income        (.16)     (.26)     (.23)     (.21)      -

From net realized gain            (.14)     (.96)     (.63)     (.01)      -

Total distributions               (.30)     (1.22)    (.86)     (.22)      -

Net asset value, end of period   $ 20.62   $ 16.36   $ 16.92   $ 15.20    $ 13.97

TOTAL RETURN B, C                 28.30%    4.11%     17.73%    10.51%     .58%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 90      $ 77      $ 38      $ 16       $ 1
(in millions)

Ratio of expenses to average      1.18%     1.26%     1.17%     1.44%      .97% A, G
net assets

Ratio of expenses to average      1.15% H   1.24% H   1.16% H   1.43% H    .97% A
net assets after expense
reductions

Ratio of net investment           .94%      .76%      1.31%     1.46%      1.94% A
income to average net assets

Portfolio turnover                85%       74%       70%       82%        47%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity
Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,246,272,000 and $1,096,601,000, respectively, of which U.S. government and government agency obligations aggregated
$3,074,000 and $0, respectively.
The market value of futures contracts opened and closed during the period amounted to $161,870,000 and $226,431,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .90% of average net assets after the performance adjustment.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA (U.K.) L a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services.
For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 41,000     $ -

CLASS T    6,060,000    45,000

CLASS B    708,000      531,000

CLASS C    222,000      143,000

          $ 7,031,000  $ 719,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 112,000    $ 44,000

CLASS T    446,000      141,000

CLASS B    213,000      213,000*

CLASS C    13,000       13,000*

          $ 784,000    $ 411,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 48,000     .29

CLASS T                 2,606,000   .21

CLASS B                 208,000     .29

CLASS C                 55,000      .25

INSTITUTIONAL CLASS     139,000     .17

                       $ 3,056,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,986 for the period.
5. SECURITY LENDING.
The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $34,428,000. The fund received cash collateral of $36,109,000 which was invested in Central Cash Collateral Fund.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.55%                    $ -

CLASS T               1.80%                     -

CLASS B               2.30%                     6,000

CLASS C               2.30%                     1,000

INSTITUTIONAL CLASS   1.30%                     -

                                               $ 7,000

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $448,000 under this arrangement.
7. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 12% of the total outstanding shares of the fund.
8. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
AMOUNTS IN THOUSANDS        YEARS ENDED OCTOBER 31,

                            1999                     1998 A

FROM NET INVESTMENT INCOME

Class A                     $ 78                     $ 68

Class T                      2,595                    10,334

Class B                      -                        321

Class C                      50                       3

Institutional Class          722                      600

Total                       $ 3,445                  $ 11,326

FROM NET REALIZED GAIN

Class A                     $ 99                     $ 310

Class T                      9,084                    62,023

Class B                      507                      2,341

Class C                      116                      27

Institutional Class          632                      2,212

Total                       $ 10,438                 $ 66,913

                            $ 13,883                 $ 78,239

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.
9. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:


                                SHARES                                          DOLLARS


AMOUNTS IN THOUSANDS            YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER
31,

                                1999                    1998 A                  1999                    1998 A





CLASS A Shares sold                                      2,135                  $ 76,263                $ 35,934

                                 4,183


Reinvestment of distributions    11                      23                      173                     371


Shares redeemed                  (3,818)                 (1,691)                 (69,891)                (28,405)


Net increase (decrease)          376                     467                    $ 6,545                 $ 7,900


CLASS T Shares sold              100,980                 47,385                 $ 1,884,019             $ 815,252


Reinvestment of distributions    648                     4,208                   10,982                  67,693


Shares redeemed                  (96,495)                (50,964)                (1,796,038)             (879,988)


Net increase (decrease)          5,133                   629                    $ 98,963                $ 2,957


CLASS B Shares sold              2,267                   2,567                  $ 41,143                $ 43,550


Reinvestment of distributions    27                      153                     454                     2,417


Shares redeemed                  (1,520)                 (1,476)                 (27,409)                (24,505)


Net increase (decrease)          774                     1,244                  $ 14,188                $ 21,462


CLASS C Shares sold              8,406                   1,843                  $ 153,485               $ 30,151


Reinvestment of distributions    9                       1                       143                     16


Shares redeemed                  (7,619)                 (949)                   (139,603)               (14,817)


Net increase (decrease)          796                     895                    $ 14,025                $ 15,350


INSTITUTIONAL CLASS Shares       3,272                   3,622                  $ 59,739                $ 58,034

sold


Reinvestment of distributions    36                      146                     602                     2,327


Shares redeemed                  (3,637)                 (1,346)                 (66,268)                (22,691)


Net increase (decrease)          (329)                   2,422                  $ (5,927)               $ 37,670



A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Advisor Series VIII) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Class A 12/6/99 12/3/99 $.17 $.98
Class T 12/6/99 12/3/99 $.13 $.98
Class B 12/6/99 12/3/99 $.06 $.98
Class C 12/6/99 12/3/99 $.09 $.98
The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
A total of 2%, 3%, 0% and 3% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
 PAY DATE INCOME TAXES
Class A 12/7/98 $.145 $.035
Class T 12/7/98 $.075 $.035
Class B 12/7/98 - -
Class C 12/7/98 $.095 $.035
The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity Investments Japan Limited,
Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited, London,
England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Richard R. Mace, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)FIDELITY(REGISTERED TRADEMARK) ADVISOR

(registered trademark)
OVERSEAS
FUND - INSTITUTIONAL CLASS
ANNUAL REPORT
OCTOBER 31, 1999
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   24  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  33  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  42  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          43

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR OVERSEAS FUND - INSTITUTIONAL CLASS
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3,
1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past five years and life of fund total returns would have been lower. Prior to December 1, 1992, Fidelity
Advisor Overseas Fund operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - INST CL    28.30%       73.98%        153.44%

MSCI EAFE(registered trademark)    23.29%       56.31%        117.96%

International Funds Average        25.53%       58.85%        n/a

CUMULATIVE TOTAL RETURNS show Institutional Class performance in percentage terms over a set period - in this case, one year, five years or since the fund started on April 23, 1990. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East Index - a market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada. As of October 31, 1999, the index included over 900 equity securities of companies domiciled in 20 countries. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the international funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 589 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV OVERSEAS - INST CL  28.30%       11.71%        10.25%

MSCI EAFE                        23.29%       9.35%         8.52%

International Funds Average      25.53%       9.50%         n/a

AVERAGE ANNUAL TOTAL RETURNS take Institutional Class' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Overseas -CL I           MS EAFE (Net MA tax)
             00655                       MS001
  1990/04/23      10000.00                    10000.00
  1990/04/30       9890.00                     9870.12
  1990/05/31      10320.00                    10996.32
  1990/06/30      10840.00                    10899.46
  1990/07/31      11480.00                    11052.99
  1990/08/31      10110.00                     9979.65
  1990/09/30       9250.00                     8588.84
  1990/10/31       9550.00                     9927.15
  1990/11/30       9560.00                     9341.56
  1990/12/31       9467.28                     9492.89
  1991/01/31       9699.18                     9799.94
  1991/02/28      10132.72                    10850.48
  1991/03/31       9568.11                    10199.10
  1991/04/30       9558.02                    10299.26
  1991/05/31       9568.11                    10406.73
  1991/06/30       8852.26                     9642.03
  1991/07/31       9356.38                    10115.76
  1991/08/31       9497.53                     9910.33
  1991/09/30       9991.56                    10468.87
  1991/10/31       9860.49                    10617.27
  1991/11/30       9608.44                    10121.61
  1991/12/31      10109.05                    10644.32
  1992/01/31      10139.74                    10416.96
  1992/02/29      10375.08                    10044.12
  1992/03/31      10057.89                     9381.04
  1992/04/30      10579.71                     9425.64
  1992/05/31      11009.45                    10056.55
  1992/06/30      10835.51                     9579.54
  1992/07/31      10416.00                     9334.37
  1992/08/31      10129.51                     9919.83
  1992/09/30       9976.03                     9723.94
  1992/10/31       9280.27                     9213.87
  1992/11/30       9157.49                     9300.58
  1992/12/31       9620.40                     9348.68
  1993/01/31      10106.59                     9347.54
  1993/02/28      10323.83                     9629.89
  1993/03/31      10954.84                    10469.29
  1993/04/30      11803.09                    11462.85
  1993/05/31      12113.43                    11704.95
  1993/06/30      11782.40                    11522.33
  1993/07/31      12361.70                    11925.66
  1993/08/31      13178.91                    12569.45
  1993/09/30      13044.43                    12286.52
  1993/10/31      13375.46                    12665.16
  1993/11/30      12858.23                    11558.09
  1993/12/31      13645.20                    12392.67
  1994/01/31      14546.59                    13440.41
  1994/02/28      14349.73                    13403.18
  1994/03/31      13987.11                    12825.89
  1994/04/30      14588.03                    13370.08
  1994/05/31      14318.65                    13293.32
  1994/06/30      14204.68                    13481.18
  1994/07/31      14567.31                    13610.83
  1994/08/31      14702.00                    13933.07
  1994/09/30      14246.13                    13494.24
  1994/10/31      14567.31                    13943.59
  1994/11/30      13997.47                    13273.46
  1994/12/31      13915.13                    13356.58
  1995/01/31      13340.98                    12843.48
  1995/02/28      13372.30                    12806.62
  1995/03/31      13789.86                    13605.38
  1995/04/30      14196.98                    14117.06
  1995/05/31      14353.56                    13948.78
  1995/06/30      14457.95                    13704.16
  1995/07/31      15094.73                    14557.33
  1995/08/31      14677.17                    14002.02
  1995/09/30      14865.07                    14275.48
  1995/10/31      14583.22                    13891.75
  1995/11/30      14729.37                    14278.28
  1995/12/31      15182.32                    14853.55
  1996/01/31      15447.38                    14914.53
  1996/02/29      15479.18                    14964.95
  1996/03/31      15691.23                    15282.75
  1996/04/30      16115.31                    15727.07
  1996/05/31      16094.11                    15437.66
  1996/06/30      16200.13                    15524.55
  1996/07/31      15723.03                    15070.80
  1996/08/31      15829.05                    15103.83
  1996/09/30      16284.95                    15505.07
  1996/10/31      16115.31                    15346.41
  1996/11/30      16963.49                    15957.02
  1996/12/31      17055.42                    15751.75
  1997/01/31      17066.64                    15203.59
  1997/02/28      17447.89                    15455.97
  1997/03/31      17604.88                    15514.70
  1997/04/30      17750.65                    15600.03
  1997/05/31      18860.77                    16618.24
  1997/06/30      19858.75                    17537.23
  1997/07/31      20553.97                    17823.44
  1997/08/31      19006.54                    16494.71
  1997/09/30      20408.20                    17421.22
  1997/10/31      18972.90                    16086.58
  1997/11/30      18905.62                    15925.71
  1997/12/31      19065.21                    16067.61
  1998/01/31      19668.92                    16805.43
  1998/02/28      20779.75                    17886.86
  1998/03/31      21709.47                    18441.00
  1998/04/30      22301.10                    18590.00
  1998/05/31      22276.95                    18503.19
  1998/06/30      22047.54                    18646.59
  1998/07/31      22216.58                    18839.02
  1998/08/31      18183.79                    16508.44
  1998/09/30      18135.49                    16005.92
  1998/10/31      19753.44                    17678.06
  1998/11/30      20864.27                    18587.25
  1998/12/31      21312.82                    19324.04
  1999/01/31      21620.10                    19270.51
  1999/02/28      21042.42                    18814.77
  1999/03/31      21927.38                    19603.86
  1999/04/30      22873.80                    20401.34
  1999/05/31      21853.63                    19354.16
  1999/06/30      23021.29                    20112.07
  1999/07/31      23672.72                    20713.42
  1999/08/31      23967.71                    20792.54
  1999/09/30      24299.57                    21005.46
  1999/10/29      25344.31                    21795.68
IMATRL PRASUN   SHR__CHT 19991031 19991123 145455 R00000000000118
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Overseas Fund - Institutional Class on April 23, 1990, when the fund started. As the chart shows, by October 31, 1999, the value of the investment would have grown to $25,344 - a 153.44% increase on the initial investment. For comparison, look at how the MSCI EAFE Index did over the same period. With dividends reinvested, the same $10,000 would have grown to $21,796 - a 117.96% increase.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
For overseas investors, Japan was
the place to be for the 12-month
period that ended October 31,
1999. This statement would have
been laughed at a year ago, as
Japan's well-documented economic
woes continued to hamper market
performance. But an emphasis on
corporate restructuring and
shareholder value - combined
with the Japanese government's
willingness to create more of a
free-enterprise market system -
proved therapeutic. For the
12-month period, the Morgan
Stanley Capital International Japan
Index returned 58.40% and Japan's
TOPIX Index returned 69.97%.
European markets, meanwhile,
produced fragmented performance
results during this time. The Morgan
Stanley Capital International
Europe Index returned 12.79%
during the 12-month period, as
several markets were hindered
early on by the poor performance
of the euro, the new single currency
for 11 European countries. The
United Kingdom, which chose not to
utilize the euro as its currency,
generated the best returns, while
Italy and Germany - beset by
fears of increased interest rates -
floundered. Telecommunications
stocks performed especially well
during this period, aided by the
seemingly endless demand for
better wireless communications.
Cross-border consolidation played
a significant role across the
European corporate landscape as
well, as merger, acquisition and
takeover bid announcements were
almost daily occurrences.
An interview with Richard Mace, Portfolio Manager of Fidelity Advisor Overseas Fund
Q. HOW DID THE FUND PERFORM, RICK?
A. Pretty well. For the 12 months that ended October 31, 1999, the fund's Institutional Class shares returned 28.30%. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index returned 23.29% during the same period. The international funds average, as tracked by Lipper Inc., returned 25.53%.
Q. WHAT KEY FACTORS HELPED THE FUND BEAT BOTH ITS INDEX AND PEER GROUP DURING THE PERIOD?
A. Most of the fund's outperformance can be traced to a relatively strong commitment to the high-performing Japanese market, as well as good individual stock picking in that market. Though the fund was moderately underweighted in Japanese investments relative to the index, its weighting was larger than that of the average of the Lipper peer group. The fund also received a healthy performance boost from its energy services positions.
Q. WHAT TRIGGERED THE JAPANESE MARKET'S REBOUND DURING THE PERIOD, AND HOW DID THE FUND TAKE ADVANTAGE?
A. The Japanese market became somewhat more "Americanized" over the past year. The government has allowed some barriers to come down to create more of a free-enterprise market system, and Japanese corporations - following in the footsteps of their U.S. counterparts - have begun to implement share buyback programs, cut unprofitable businesses and consider effective restructuring programs. Japanese investors, in fact, can now buy mutual funds. All of this has translated into a more confident market and economy, and the fund took advantage. Several of the fund's Japanese telephone utilities positions fared well, particularly DDI Corp., which was among the fund's top-10 holdings through much of the period. Japanese non-bank financial positions also performed well, including brokerage positions such as Nomura Securities and Nikko Securities.
Q. CAN YOU ELABORATE ON THE ENERGY SERVICES POSITIONS YOU MENTIONED?
A. The fund's best performers here were the two large French companies, Elf Aquitaine and Total. Both suited my philosophy that it's better to look for energy stocks with good long-term characteristics than to focus on trying to guess the direction of oil prices. In particular, I was attracted to Elf Aquitaine's growing oil reserve base, which should kick into production in the year 2001. Total intrigued me because of its rapid 10% production growth rate. I looked at both stocks as a package: One had current production growth, while the other had future production growth. The two companies eventually merged with one another during the period, as Total acquired Elf Aquitaine after a prolonged takeover battle.
Q. THE FUND ALSO GOT GOOD RESULTS FROM SEVERAL OF ITS TELECOMMUNICATIONS-RELATED STOCKS, MOST NOTABLY FINLAND'S NOKIA AND THE U.K.'S VODAFONE AIRTOUCH . . .
A. Both companies were beneficiaries of the worldwide wireless communications boom. Nokia - a longstanding position in the fund - displayed many of the characteristics I look for in a good stock. The company showed strong management execution during the period and generated strong financial returns in the process. Nokia was a classic example of the maxim "share price follows earnings." Vodafone AirTouch, meanwhile, benefited from its strong presence in the burgeoning U.K. market as well as its announcement that it will be merging its mobile communications business with U.S.-based Bell Atlantic.
Q. WHERE DID THE FUND'S DISAPPOINTMENTS LIE?
A. Rentokil, which provides security and cleaning services to corporations, detracted significantly from performance due to a strong British pound and a slump in sales growth, particularly in Asia. Nippon Telegraph & Telephone was another disappointment, as cellular phone providers eroded the company's local phone service revenues. The company was also under considerable cost pressures within its industry. The fund's Italian positions - including Telecom Italia and banks such as Banca di Roma and San Paolo-IMI - also proved to be a weak link.
Q. WHAT'S YOUR OUTLOOK?
A. I expect to see more of the same in terms of increased consolidation and cross-border mergers. The single currency in Europe has made it much easier to complete such transactions. As big companies have become bigger, many smaller firms have jumped into the consolidation fray just to keep pace. We also may see continued restructuring efforts in Europe and Japan. As a result, there should be greater differentiation of stocks away from the influences of their local markets and more toward the earnings and underlying fundamentals of the company itself.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

RICK MACE DISCUSSES THE
INCREASED GLOBALIZATION
OF INDUSTRIES:
"Twenty years ago, when foreign
stock markets were less
developed and the world's
information network was still in
the dark ages, investors could
capture good returns simply by
being in the right country at the
right time. Today, speeding
globalization has changed all of
that. Over the past decade, the
borders between countries,
companies and currencies have
fallen, and more companies are
expanding globally with added
ease.
"The effect of all this is that the
relationship between a stock's
performance and its respective
market has weakened, while the
links between a company and its
industry group have become
stronger. Pharmaceutical
companies - most of which are
headquartered in the U.S. and
Europe - offer a great example.
British drug company Glaxo
Wellcome, for instance, competes
globally with U.S.-based Merck, and
both stocks have moved almost in
tandem over the past 10 years.
"Another example would be
Japanese automaker, Honda. The
direction of Honda's stock price
over the past decade has more
closely followed that of its U.S.
competitor Ford than the ups and
downs of the Japanese market."
FUND FACTS
GOAL: seeks growth of capital
primarily through investments
in foreign securities
START DATE: April 23, 1990
SIZE: as of October 31, 1999,
more than $1.7 billion
MANAGER: Richard Mace,
since 1996; joined Fidelity in
1987
(checkmark)


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Total Fina SA Class B           2.9                     3.2
(France, Oil & Gas)

Vodafone AirTouch PLC           1.7                     1.1
(United Kingdom, Cellular)

Nokia AB (Finland,              1.6                     1.4
Communications Equipment)

DDI Corp. (Japan, Telephone     1.6                     0.8
Services)

Ito-Yokado Co. Ltd. (Japan,     1.5                     0.5
General Merchandise Stores)

                                9.3                     7.0

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

FINANCE                         20.5                    24.3

UTILITIES                       16.5                    15.7

TECHNOLOGY                      8.8                     5.5

HEALTH                          7.9                     7.9

ENERGY                          6.8                     8.0

TOP FIVE COUNTRIES AS OF
OCTOBER 31, 1999

(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Japan                           25.1                    17.1

United Kingdom                  18.0                    21.3

France                          12.0                    13.1

Germany                         7.6                     8.3

Netherlands                     6.1                     7.4


PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF
APPLICABLE.

ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                               AS OF APRIL 30, 1999


                               Stocks, investment companies                                Stocks, investment companies

                               and  equity futures 90.4%                                   and  equity futures 94.4%


                               Bonds 1.8%                                                  Bonds 1.0%


                               Short-term  investments and                                 Short-term  investments and

                               net other assets 7.8%                                       net other assets 4.6%



PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE
FUND'S INVESTMENTS.

Row: 1, Col: 1, Value: 90.40000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.8
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 7.8
Row: 1, Col: 1, Value: 94.40000000000001
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 1.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 4.6


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 88.5%

                                 SHARES                  VALUE (NOTE 1) (000S)

AUSTRALIA - 1.9%

AMP Ltd.                          155,600                $ 1,582

Australia & New Zealand           747,366                 4,932
Banking Group Ltd.

Brambles Industries Ltd.          34,850                  980

Broken Hill Proprietary Co.       350,745                 3,625
Ltd. (The)

Cable & Wireless Optus Ltd.       1,447,100               3,313
(a)

Coles Myer Ltd.                   302,526                 1,505

CSR Ltd.                          174,300                 391

Fosters Brewing Group Ltd.        382,700                 1,017

National Australia Bank Ltd.      343,700                 5,304

News Corp. Ltd.                   459,374                 3,322

News Corp. Ltd. sponsored:

ADR                               27,000                  800

ADR (preferred ltd. vtg.)         31,700                  874

Rio Tinto Ltd.                    157,100                 2,525

Westpac Banking Corp.             124,200                 797

Woolworths Ltd.                   411,300                 1,398

                                                          32,365

BELGIUM - 0.4%

Electrabel SA                     9,100                   3,010

Fortis B                          90,800                  3,075

                                                          6,085

CANADA - 0.6%

Alcan Aluminium Ltd.              57,600                  1,888

Barrick Gold Corp.                32,200                  592

Celestica, Inc. (sub-vtg.) (a)    35,600                  1,959

Cinar Films, Inc. Class B         86,600                  1,505
(sub. vtg.) (a)

Inco Ltd.                         177,100                 3,562

Placer Dome, Inc.                 25,300                  318

                                                          9,824

DENMARK - 0.4%

Carlsberg AS Class B              42,100                  1,631

Novo-Nordisk AS Class B           9,700                   1,167

Ratin AS Class B                  11,100                  1,157

Unidanmark AS Class A             27,000                  2,107

                                                          6,062

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINLAND - 2.4%

Asko OY Class A                   23,500                 $ 384

Helsinki Telephone Corp.          38,200                  1,819
Class E

KCI (Konecranes International)    15,000                  388

Metsa-Serla Oyj Class B Free      39,700                  361
Shares

Metso Oyj (a)                     96,200                  1,091

Nokia AB                          239,000                 27,619

Sampo Insurance Co. Ltd.          68,300                  2,378

Sonera Group PLC (e)              48,100                  1,449

UPM-Kymmene Corp.                 204,000                 6,456

                                                          41,945

FRANCE - 11.5%

Alcatel Alsthom Compagnie         27,700                  4,250
Generale d'Electricite SA
(RFD)

AXA SA de CV                      96,590                  13,664

Banque Nationale de Paris         127,245                 11,208

Banque Nationale de Paris         10,465                  62
warrants 7/1/02 (a)

Canal Plus SA                     24,800                  1,727

Cap Gemini SA                     24,378                  3,703

Castorama Dubois                  16,300                  4,897
Investissements SA

Club Mediterranee SA (a)          15,400                  1,547

Coflexip SA sponsored ADR         57,400                  2,274

Compagnie de St. Gobain           16,700                  2,907

Compagnie Financiere de           20,000                  2,089
Paribas Class A (Reg.)

France Telecom SA                 163,500                 15,842

Groupe Danone                     26,800                  6,856

L'Oreal SA                        3,500                   2,343

Lafarge SA                        29,213                  2,820

Lagardere S.C.A. (Reg.)           27,700                  1,125

Michelin SA (Compagnie            48,051                  2,099
Generale des Etablissements)
 Class B (a)

Pinault Printemps SA              11,900                  2,276

Rhodia SA                         193,600                 3,748

Rhone-Poulenc SA Class A          105,805                 5,872

Sanofi-Synthelabo SA (a)          185,080                 8,190

Schneider SA (a)                  25,000                  1,727

Scor SA                           34,400                  1,724

Seita SA                          33,600                  1,879

Societe Generale, France          38,200                  8,342
Class A

Suez Lyonnaise des Eaux           51,500                  8,339

Television Francaise 1 SA         25,500                  8,016

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FRANCE - CONTINUED

Total Fina SA Class B             371,597                $ 49,554

Union Assurances Federales SA     17,800                  2,298

Valeo SA                          9,900                   713

Vivendi SA (a)                    208,800                 15,870

                                                          197,961

GERMANY - 6.7%

Allianz AG (Reg.)                 42,400                  12,886

BASF AG                           140,800                 6,275

Bayer AG                          145,600                 5,947

Bayerische Hypo-und               39,100                  2,550
Vereinsbank AG

Celanese AG (a)                   5,280                   84

Deutsche Bank AG                  69,700                  4,998

Deutsche Lufthansa AG (Reg.)      78,500                  1,656

Deutsche Telekom AG               409,900                 18,961

Dresdner Bank AG                  8,100                   418

EPCOS AG (a)                      40,800                  1,677

FAG Kugelfischer Georg            94,300                  801
Schaefer AG

Fresenius Medical Care AG         22,300                  1,588

Hoechst AG                        52,800                  2,339

Kali Und Salz Beteiligungs AG     353,700                 5,067

Mannesmann AG (Reg.)              127,420                 20,149

Metro AG                          33,000                  1,758

Munich Reinsurance AG (Reg.)      35,500                  8,115

RWE AG                            71,000                  2,854

Siemens AG                        89,600                  8,086

Veba AG                           118,200                 6,420

Viag AG                           142,500                 2,623

                                                          115,252

HONG KONG - 0.5%

Cheung Kong Holdings Ltd.         194,000                 1,761

China Telecom (Hong Kong)         896,000                 3,024
Ltd. (a)

Dah Sing Financial Holdings       366,000                 1,461
Ltd.

Wing Hang Bank Ltd.               596,000                 1,945

                                                          8,191

IRELAND - 0.5%

Bank of Ireland, Inc.             804,320                 6,304

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

IRELAND - CONTINUED

CRH PLC                           85,316                 $ 1,615

Esat Telecom Group PLC            19,100                  855
sponsored ADR (a)

                                                          8,774

ITALY - 2.9%

Assicurazioni Generali Spa        208,500                 6,741

Banca Commerciale Italiana Spa    536,900                 3,253

Banca di Roma                     1,074,050               1,455

Eni Spa sponsored ADR             2,134,400               12,589

Italgas Spa                       239,100                 995

Olivetti & Co. Spa                1,353,000               2,616

San Paolo-IMI Spa                 337,700                 4,461

Telecom Italia Mobile Spa         949,500                 5,965

Telecom Italia Spa                838,728                 7,255

Unicredito Italiano Spa           751,200                 3,523

                                                          48,853

JAPAN - 24.5%

Aiful Corp. (e)                   21,800                  3,392

Aiwa Co. Ltd.                     30,500                  744

Asahi Chemical Industry Co.       235,000                 1,422
Ltd.

Bank of Tokyo-Mitsubishi Ltd.     70,000                  1,162

Banyu Pharmaceutical Co. Ltd.     151,000                 2,768

Canon, Inc.                       112,000                 3,173

CSK Corp.                         69,800                  3,218

Dai Nippon Printing Co. Ltd.      148,000                 2,702

Dai-Ichi Kangyo Bank Ltd.         653,000                 8,968

Daiwa Securities Co. Ltd.         812,000                 8,680

DDI Corp.                         2,435                   26,659

Fuji Bank Ltd.                    635,000                 8,721

Fuji Photo Film Co. Ltd.          100,000                 3,217

Fujisawa Pharmaceutical Co.       134,000                 3,359
Ltd.

Fujitsu Ltd.                      219,000                 6,604

Furukawa Electric Co. Ltd.        1,909,000               13,934

Heiwa Corp.                       25,000                  687

Hirose Electric Co. Ltd.          9,100                   1,590

Hitachi Chemical Co. Ltd.         75,000                  1,390

Hitachi Information Systems       13,000                  502

Hitachi Ltd.                      1,094,000               11,897

Honda Motor Co. Ltd.              194,000                 8,160

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

JAPAN - CONTINUED

Hoya Corp.                        48,000                 $ 3,457

Ito-Yokado Co. Ltd.               327,000                 26,191

Jafco Co. Ltd.                    21,000                  2,360

Kaneka Corp.                      90,000                  1,180

Kao Corp.                         116,000                 3,543

Kirin Brewery Co. Ltd.            319,000                 3,658

Koa Denko Co. Ltd.                159,000                 2,764

Kokusai Denshin Denwa             103,000                 12,958

Kyocera Corp.                     238,700                 22,924

Matsushita Electric               249,000                 5,274
Industrial Co. Ltd.

Minolta Co. Ltd.                  274,000                 1,124

Mitsubishi Electric Corp.         1,179,000               6,533

Mitsubishi Estate Co. Ltd.        444,000                 4,456

Mitsubishi Trust & Banking        313,000                 4,217
Corp.

Mitsui Fudosan Co. Ltd.           198,000                 1,481

Mitsumi Electric Co. Ltd.         26,000                  697

NEC Corp.                         212,000                 4,296

Nichicon Corp.                    453,000                 9,832

Nikko Securities Co. Ltd.         1,315,000               12,376

Nintendo Co. Ltd.                 28,600                  4,546

Nippon Computer Systems Corp.     56,000                  1,097

Nippon Steel Corp.                510,000                 1,298

Nippon System Development Co.     6,600                   564
Ltd.

Nippon Telegraph & Telephone      848                     13,030
Corp.

Nippon Zeon Co. Ltd.              324,000                 2,800

Nomura Securities Co. Ltd.        649,000                 10,727

NTT Data Corp.                    80                      1,268

NTT Mobile Communication          403                     10,721
Network, Inc.

Omron Corp.                       997,000                 20,874

ORIX Corp.                        38,700                  5,203

Ricoh Co. Ltd.                    220,000                 3,594

Rohm Co. Ltd.                     9,200                   2,068

Sakura Bank Ltd.                  772,000                 6,643

Sankyo Co. Ltd.                   76,000                  2,168

Sankyo Co. Ltd. (Gunma)           10,600                  840

Secom Co. Ltd. (RFD)              31,000                  3,305

Sharp Corp.                       272,000                 4,336

Shin-Etsu Chemical Co. Ltd.       98,000                  4,047

Shohkoh Fund & Co. Ltd.           3,640                   2,230

Softbank Corp.                    27,800                  11,561

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

JAPAN - CONTINUED

Sony Corp.                        78,100                 $ 12,476

Sumitomo Realty & Development     326,000                 1,127
Co. Ltd.

Takeda Chemical Industries        334,000                 19,214
Ltd.

Takefuji Corp.                    14,700                  1,906

Tokyo Seimitsu Co. Ltd.           14,000                  1,709

Toyota Motor Corp.                194,000                 6,726

Yamaha Motor Co. Ltd.             256,000                 2,085

Yamanouchi Pharmaceutical Co.     100,000                 4,543
Ltd.

Yokogawa Electric Corp.           346,000                 2,426

Yoshitomi Pharmaceutical          177,000                 2,414
Industries Ltd.

                                                          419,816

KOREA (SOUTH) - 0.2%

Samsung Electronics Co. Ltd.      20,400                  3,401

LUXEMBOURG - 0.0%

Stolt Comex Seaway SA (a)         71,000                  759

MEXICO - 0.5%

Banacci SA de CV Class O (a)      869,700                 2,183

Cifra SA de CV Series V (a)       1,359,300               2,138

Empresas ICA Sociedad             5,800                   15
Controladora SA de CV
sponsored ADR

Grupo Financiero Bancomer SA      7,791,200               2,053
de CV Series A

Telefonos de Mexico SA            33,400                  2,856
sponsored ADR representing
Class L shares

                                                          9,245

NETHERLANDS - 6.0%

ABN AMRO Holding NV               231,800                 5,622

Aegon NV                          66,200                  6,128

Ahrend (KON) NV                   64,800                  892

Akzo Nobel NV                     176,100                 7,605

Beter Bed Holding NV              13,200                  379

Dsm NV                            10,100                  384

Fortis Amev NV                    286,800                 9,902

Getronics NV                      7,500                   375

Heineken NV                       67,900                  3,473

IHC Caland NV                     20,700                  901

ING Groep NV                      267,073                 15,800

Koninklijke Ahold NV              160,240                 4,936

Koninklijke KPN NV                142,000                 7,309

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

NETHERLANDS - CONTINUED

Koninklijke Philips               98,520                 $ 10,133
Electronics NV

NBM-Amstelland NV                 70,900                  912

Numico NV                         34,952                  1,429

Nutreco Holding NV                65,904                  2,259

Samas Groep NV                    54,800                  746

STMicroelectronics NV             300                     27

TNT Post Group NV                 56,100                  1,432

Unilever NV                       123,782                 8,226

Vedior NV                         169,335                 2,858

Vendex KBB NV                     250,400                 7,330

Vnu NV                            59,200                  2,008

Volker Wessels Stevin NV          43,100                  737

Wolters Kluwer NV                 55,900                  1,873

                                                          103,676

NEW ZEALAND - 0.0%

Lion Nathan Ltd.                  354,200                 764

NORWAY - 0.7%

Bergesen d.y. AS:

(B shares)                        157,900                 2,442

Class A                           318,300                 5,146

Den Norske Bank ASA Class A       597,300                 2,321
Free shares

Frontline Ltd. (a)                70,200                  304

Norsk Hydro AS                    46,100                  1,844

                                                          12,057

PORTUGAL - 0.1%

Electricidade de Portugal SA      104,700                 1,632

SINGAPORE - 0.2%

Chartered Semiconduct             31,200                  1,035
Manufacturing Ltd. ADR

Overseas Union Bank Ltd.          322,272                 1,397

United Overseas Bank Ltd.         223,000                 1,691
(For. Reg.)

                                                          4,123

SOUTH AFRICA - 0.1%

Anglogold Ltd.                    12,600                  711

Gold Fields Ltd.                  191,200                 915

                                                          1,626

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

SPAIN - 2.3%

Argentaria Caja Postal y          87,200                 $ 1,941
Banco Hipotecario de Espana
SA

Banco Bilbao Vizcaya SA (Reg.)    177,100                 2,388

Banco Santander Central           807,860                 8,411
Hispano SA

Endesa SA                         188,100                 3,776

Iberdrola SA                      270,400                 3,953

Tabacalera SA Series A            71,100                  1,174

Telefonica SA (a)                 1,075,700               17,748

Union Electrica Fenosa SA         49,100                  720

                                                          40,111

SWEDEN - 1.9%

ABB Ltd. (Sweden) (a)             26,277                  2,625

Atlas Copco AB Series B           28,600                  746

Electrolux AB                     165,100                 3,302

Ericsson (L.M.) Telefon AB        309,600                 13,235
Class B

N&T Argonaut AB (B shares) (a)    523,100                 360

Nordbanken Holding AB             370,700                 2,170

Sandvik AB Series B               28,000                  727

Skandinaviska Enskilda Banken     130,800                 1,348
Class A

Svenska Handelsbanken AB (A       173,600                 2,414
shares)

Swedish Match Co.                 825,900                 3,032

Volvo AB Class B                  72,000                  1,866

                                                          31,825

SWITZERLAND - 5.1%

ABB Ltd. (Reg) (Switzerland)      39,992                  4,036
(a)

Ares Serono SA Class B            1,516                   2,362
(Bearer)

Credit Suisse Group (Reg.)        55,588                  10,709

Holderbank Financiere Glarus      1,331                   1,643
AG (Bearer)

Julius Baer Holding AG            1,027                   3,096

Nestle SA (Reg.)                  8,882                   17,169

Novartis AG (Reg.)                10,770                  16,145

Roche Holding AG                  1,156                   13,909
participation certificates

Swatch Group AG (The) (Reg.)      12,900                  2,120

Swiss Reinsurance Co. (Reg.)      1,800                   3,740

Swisscom AG                       8,100                   2,474

UBS AG                            35,739                  10,422

                                                          87,825

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

TAIWAN - 0.8%

Hon Hai Precision Industries      700,000                $ 4,789
Co. Ltd.

Ritek Corp.                       590,000                 3,869

Taiwan Semiconductor              1,183,040               5,259
Manufacturing Co. Ltd.

                                                          13,917

UNITED KINGDOM - 17.7%

Abbey National PLC                227,300                 4,448

Alliance & Leicester PLC          98,000                  1,431

Allied Domecq PLC                 229,400                 1,290

Allied Zurich PLC                 890,800                 10,767

Amvescap PLC                      328,400                 2,938

Ashtead Group PLC                 664,800                 1,897

AstraZeneca Group PLC (Reg.)      123,800                 5,664

Bass PLC                          16,975                  187

BG PLC                            308,000                 1,711

Booker PLC                        910,133                 1,871

Boots Co. PLC                     164,000                 1,686

BP Amoco PLC                      2,367,960               22,792

British Aerospace PLC             751,141                 4,391

British American Tobacco PLC      375,600                 2,489

British Telecommunications PLC    1,041,700               18,751

British Vita PLC Ord.             162,800                 656

BTP PLC                           102,700                 591

Cadbury Schweppes PLC             475,600                 3,119

Caradon PLC                       3,462,760               8,078

Centrica PLC                      557,700                 1,621

CGU PLC                           289,200                 4,216

Cookson Group PLC                 531,200                 1,651

Courtaulds Textiles PLC           380,300                 757

Diageo PLC                        537,500                 5,436

General Electric Co. PLC          388,100                 4,222

Glaxo Wellcome PLC                671,600                 20,106

Granada Group PLC                 101,900                 806

Hanson PLC                        436,800                 3,380

Hays PLC                          111,000                 1,271

HSBC Holdings PLC:

(Reg.)                            216,000                 2,659

(Hong Kong) (Reg.)                96,439                  1,187

Imperial Chemical Industries      78,500                  789
PLC

Invensys PLC                      312,500                 1,536

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UNITED KINGDOM - CONTINUED

Johnson Matthey PLC               51,600                 $ 478

Kingfisher PLC                    516,763                 5,647

Lloyds TSB Group PLC              1,070,400               14,812

Marks & Spencer PLC               65,700                  303

Morgan Crucible Co. PLC           213,200                 852

National Grid Group PLC           389,630                 2,912

National Westminster Bank PLC     103,600                 2,341

Orange PLC (a)                    114,900                 2,866

Pearson PLC                       188,400                 4,235

Peninsular & Oriental Steam       87,900                  1,246
Navigation Co.

Prudential Corp. PLC              326,000                 5,117

Rentokil Initial PLC              2,305,911               7,688

Reuters Group PLC                 418,600                 3,893

Rio Tinto PLC (Reg.)              141,900                 2,429

Royal & Sun Alliance              296,930                 2,021
Insurance Group PLC

Royal Bank of Scotland Group      214,900                 4,954
PLC

Safeway PLC                       469,800                 1,476

Scottish & Newcastle PLC          230,800                 2,152

Scottish & Southern Energy PLC    248,900                 2,364

Shell Transport & Trading Co.     2,920,600               22,330
PLC (Reg.)

SmithKline Beecham PLC            1,647,202               21,084

Standard Chartered PLC            392,075                 5,503

Tomkins PLC                       273,300                 927

Unigate PLC                       149,800                 695

Unilever PLC                      1,061,931               9,873

Vodafone AirTouch PLC             5,926,035               28,408

WPP Group PLC                     223,500                 2,427

                                                          303,427

UNITED STATES OF AMERICA - 0.6%

ASA Ltd.                          20,200                  405

Baker Hughes, Inc.                49,800                  1,391

Halliburton Co.                   46,500                  1,752

McDermott International, Inc.     14,600                  265

Newmont Mining Corp.              128,600                 2,821

Noble Drilling Corp. (a)          30,600                  679

OMI Corp. (a)                     327,200                 614

Overseas Shipholding Group,       59,800                  770
Inc.

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UNITED STATES OF AMERICA -
CONTINUED

Smith International, Inc. (a)     8,500                  $ 294

Weatherford International,        25,100                  850
Inc. (a)

                                                          9,841

TOTAL COMMON STOCKS                           1,519,357
(Cost $1,131,147)

PREFERRED STOCKS - 0.9%



CONVERTIBLE PREFERRED STOCKS
- 0.2%

AUSTRALIA - 0.2%

WBK STRYPES Trust (Westpac        121,600                 3,648
Banking Corp.) $3.135

NONCONVERTIBLE PREFERRED
STOCKS - 0.7%

GERMANY - 0.4%

SAP AG (Systeme Anwendungen       11,000                  4,874
Produkte)

Wella AG                          84,600                  2,365

                                                          7,239

ITALY - 0.3%

Telecom Italia Spa Risp           921,725                 4,555

TOTAL NONCONVERTIBLE                                      11,794
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                        15,442
(Cost $11,832)

INVESTMENT COMPANIES - 0.4%



EMERGING MARKETS - 0.2%

Asia Tigers Fund, Inc.            99,500                  858

Templeton Dragon Fund, Inc.       323,500                 2,730

                                                          3,588

GERMANY - 0.1%

New Germany Fund, Inc. (The)      97,600                  1,177

MULTI-NATIONAL - 0.1%

European Warrant Fund, Inc.       76,800                  1,186

TOTAL INVESTMENT COMPANIES                    5,951
(Cost $6,783)



CONVERTIBLE BONDS - 0.6%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL  AMOUNT (D) (000S)           VALUE (NOTE 1) (000S)

FRANCE - 0.2%

Groupe Danone 3% 1/1/02           A1     EUR   1,083                                 $ 1,802

Suez Lyonnaise des Eaux 4%        A      EUR   793                                    1,623
1/1/06

                                                                                      3,425

NETHERLANDS - 0.1%

Koninklijke Ahold NV 3%           Baa1   NLG   2,970                                  1,606
9/30/03

UNITED STATES OF AMERICA - 0.3%

Nestle Holdings, Inc. 3%          AAA          3,520                                  4,312
6/17/02

Roche Holdings, Inc. liquid       -            2,063                                  1,248
yield option note 0% 4/20/10
(e)

                                                                                      5,560

TOTAL CONVERTIBLE BONDS                                                      10,591
(Cost $12,047)

GOVERNMENT OBLIGATIONS - 1.4%



FRANCE - 0.3%

French Government OAT 5.5%        Aaa    EUR   5,100                                  5,577
4/25/04

GERMANY - 0.4%

German Federal Republic 3.75%     Aaa    EUR   5,600                                  5,758
8/26/03

UNITED KINGDOM - 0.3%

United Kingdom, Great Britain     Aaa    GBP   3,300                                  5,583
& Northern Ireland 6.75%
11/26/04

UNITED STATES OF AMERICA - 0.4%

U.S. Treasury Bills, yield at     -            4,000                                  3,970
date of purchase 4.71%
12/30/99 (f)

U.S. Treasury Bond stripped       Aaa          18,300                                 3,250
principal 0% 11/15/27

                                                                                      7,220

TOTAL GOVERNMENT OBLIGATIONS                                                 24,138
(Cost $24,227)



CASH EQUIVALENTS - 10.3%

                               SHARES                     VALUE (NOTE 1)  (000S)

Central Cash Collateral Fund,   36,108,886                $ 36,109
5.26% (c)

Taxable Central Cash Fund,      140,966,758                140,967
5.21% (c)

TOTAL CASH EQUIVALENTS                        177,076
(Cost $177,076)

TOTAL INVESTMENT PORTFOLIO -                               1,752,555
102.1%
(Cost $1,363,112)

NET OTHER ASSETS - (2.1)%                                  (35,698)

NET ASSETS - 100%                            $ 1,716,857



FUTURES CONTRACTS

                               EXPIRATION DATE      UNDERLYING FACE AMOUNT AT      UNREALIZED GAIN/LOSS (000S)
                                                    VALUE (000S)

PURCHASED

63 Nikkei 225 Index Contracts  Dec. 1999            $ 5,673                        $ 124
(Japan)

35 Topix Index Contracts       Dec. 1999             5,001                          258
(Japan)

                                                    $ 10,674                       $ 382


THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF NET ASSETS -
0.6%
SECURITY TYPE ABBREVIATIONS

STRYPES                      -   Structured Yield Product
                                 Exchangeable for  Common Stock

CURRENCY ABBREVIATIONS

EUR                          -   European Monetary Unit

GBP                          -   British pound

NLG                          -   Dutch guilder

LEGEND
(a) Non-income producing
(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Principal amount is stated in United States dollars unless otherwise noted.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,089,000 or 0.4% of net assets.
(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,672,000.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,368,252,000. Net unrealized appreciation aggregated $384,303,000, of which $434,590,000 related to appreciated investment securities and $50,287,000 related to depreciated investment securities.
The fund hereby designates approximately $41,556,000 as a capital gain dividend for the purpose of the dividend paid deduction.
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
AEROSPACE & DEFENSE           0.3%

BASIC INDUSTRIES              4.4

CASH EQUIVALENTS              10.3

CONSTRUCTION & REAL ESTATE    2.2

DURABLES                      3.1

ENERGY                        6.8

FINANCE                       20.5

GOVERNMENT OBLIGATIONS        1.4

HEALTH                        7.9

HOLDING COMPANIES             0.2

INDUSTRIAL MACHINERY &        4.9
EQUIPMENT

INVESTMENT COMPANIES          0.4

MEDIA & LEISURE               2.2

NONDURABLES                   5.0

PRECIOUS METALS               0.4

RETAIL & WHOLESALE            3.6

SERVICES                      2.2

TECHNOLOGY                    8.8

TRANSPORTATION                1.0

UTILITIES                     16.5

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS OCTOBER
31, 1999

ASSETS

Investment in securities, at            $ 1,752,555
value (cost $1,363,112) -
See accompanying schedule

Foreign currency held at                 4,570
value (cost $4,549)

Receivable for investments               9,535
sold

Receivable for fund shares               8,342
sold

Dividends receivable                     3,738

Interest receivable                      1,014

Receivable for daily                     240
variation on futures
contracts

Other receivables                        46

 TOTAL ASSETS                            1,780,040

LIABILITIES

Payable to custodian bank      $ 3

Payable for investments         18,814
purchased

Payable for fund shares         5,754
redeemed

Accrued management fee          1,215

Distribution fees payable       696

Other payables and accrued      592
expenses

Collateral on securities        36,109
loaned, at value

 TOTAL LIABILITIES                       63,183

NET ASSETS                              $ 1,716,857

Net Assets consist of:

Paid in capital                         $ 1,200,125

Undistributed net investment             10,177
income

Accumulated undistributed net            116,667
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              389,888
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                              $ 1,716,857

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNTS) OCTOBER
31, 1999

CALCULATION OF MAXIMUM             $20.59
OFFERING PRICE CLASS A: NET
ASSET VALUE and redemption
price per share   ($23,455
(divided by) 1,139 shares)

Maximum offering price per         $21.85
share (100/94.25 of $20.59)

CLASS T: NET ASSET VALUE and       $20.83
redemption price per share
($1,479,642 (divided by)
71,025 shares)

Maximum offering price per         $21.59
share (100/96.50 of $20.83)

CLASS B: NET ASSET VALUE and       $20.25
offering price per share
($89,194 (divided by) 4,405
shares) A

CLASS C: NET ASSET VALUE and       $20.58
offering price per share
($34,794 (divided by) 1,691
shares) A

INSTITUTIONAL CLASS: NET           $20.62
ASSET VALUE, offering price
and redemption price   per
share ($89,772 (divided by)
4,354 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS YEAR
ENDED OCTOBER 31, 1999

INVESTMENT INCOME                          $ 26,361
Dividends

Interest                                    5,892

Security lending                            52

                                            32,305

Less foreign taxes withheld                 (3,014)

 TOTAL INCOME                               29,291

EXPENSES

Management fee Basic fee         $ 10,280

 Performance adjustment           2,336

Transfer agent fees               3,056

Distribution fees                 7,031

Accounting and security           676
lending fees

Non-interested trustees'          4
compensation

Custodian fees and expenses       689

Registration fees                 126

Audit                             53

Legal                             7

 Total expenses before            24,258
reductions

 Expense reductions               (455)     23,803

NET INVESTMENT INCOME                       5,488

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            125,020

 Foreign currency transactions    115

 Futures contracts                7,909     133,044

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            217,145

 Assets and liabilities in        (151)
foreign currencies

 Futures contracts                (457)     216,537

NET GAIN (LOSS)                             349,581

NET INCREASE (DECREASE) IN                 $ 355,069
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS           YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ 5,488                      $ 4,291
income

 Net realized gain (loss)       133,044                      17,409

 Change in net unrealized       216,537                      25,052
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     355,069                      46,752
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   (3,445)                      (11,326)
From net investment income

 From net realized gain         (10,438)                     (66,913)

 TOTAL DISTRIBUTIONS            (13,883)                     (78,239)

Share transactions - net        127,794                      85,339
increase (decrease)

  TOTAL INCREASE (DECREASE)     468,980                      53,852
IN NET ASSETS

NET ASSETS

 Beginning of period            1,247,877                    1,194,025

 End of period (including      $ 1,716,857                  $ 1,247,877
undistributed net investment
income of $10,177 and
$2,133, respectively)


FINANCIAL HIGHLIGHTS - CLASS A
YEARS ENDED OCTOBER 31,          1999      1998      1997      1996 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.32   $ 16.89   $ 15.29   $ 14.98
period

Income from Investment
Operations

Net investment income D           .10       .09       .09       .04

Net realized and unrealized       4.42      .51       2.39      .27
gain (loss)

Total from investment             4.52      .60       2.48      .31
operations

Less Distributions

From net investment income        (.11)     (.21)     (.25)     -

From net realized gain            (.14)     (.96)     (.63)     -

Total distributions               (.25)     (1.17)    (.88)     -

Net asset value, end of period   $ 20.59   $ 16.32   $ 16.89   $ 15.29

TOTAL RETURN B, C                 28.05%    3.73%     16.95%    2.07%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 23      $ 12      $ 5       $ 1
millions)

Ratio of expenses to average      1.55%     1.55% F   1.90% F   1.16% A, F
net assets

Ratio of expenses to average      1.52% G   1.54% G   1.89% G   1.16% A
net assets after expense
reductions

Ratio of net investment           .57%      .51%      .53%      1.74% A
income to average  net assets

Portfolio turnover                85%       74%       70%       82%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD SEPTEMBER 3, 1996 (COMMENCEMENT OF SALE OF CLASS A SHARES) TO OCTOBER 31, 1996.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS T

YEARS ENDED OCTOBER 31,          1999      1998      1997      1996       1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 16.48   $ 17.02   $ 15.30   $ 13.92    $ 14.06
of period

Income from Investment
Operations

Net investment income             .07 C     .06 C     .13 C     .19 C, D   .07

Net realized and unrealized       4.46      .52       2.38      1.29       (.11)
gain (loss)

Total from investment             4.53      .58       2.51      1.48       (.04)
operations

Less Distributions

From net investment income        (.04)     (.16)     (.16)     (.09)      -

From net realized gain            (.14)     (.96)     (.63)     (.01)      (.02)

In excess of net realized gain    -         -         -         -          (.08)

 Total distributions              (.18)     (1.12)    (.79)     (.10)      (.10)

Net asset value, end of period   $ 20.83   $ 16.48   $ 17.02   $ 15.30    $ 13.92

TOTAL RETURN A, B                 27.74%    3.57%     17.07%    10.69%     (.25)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,480   $ 1,086   $ 1,111   $ 995      $ 742
(in millions)

Ratio of expenses to average      1.72%     1.74%     1.66%     1.61%      1.90%
net assets

Ratio of expenses to average      1.69% E   1.72% E   1.65% E   1.60% E    1.90%
net assets after expense
reductions

Ratio of net investment           .39%      .35%      .80%      1.30%      1.01%
income  to average net assets

Portfolio turnover                85%       74%       70%       82%        47%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
D INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS B

YEARS ENDED OCTOBER 31,          1999      1998      1997      1996       1995 F

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 16.08   $ 16.69   $ 15.06   $ 13.92    $ 13.89
of period

Income from Investment
Operations

Net investment income (loss)      (.03) D   (.03) D   .02 D     .08 D, E   .01

Net realized and unrealized       4.34      .51       2.36      1.26       .02
gain (loss)

Total from investment             4.31      .48       2.38      1.34       .03
operations

Less Distributions

From net investment income        -         (.13)     (.12)     (.19)      -

From net realized gain            (.14)     (.96)     (.63)     (.01)      -

Total distributions               (.14)     (1.09)    (.75)     (.20)      -

Net asset value, end of period   $ 20.25   $ 16.08   $ 16.69   $ 15.06    $ 13.92

TOTAL RETURN B, C                 27.00%    3.00%     16.41%    9.73%      .22%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 89      $ 58      $ 40      $ 19       $ 3
(in millions)

Ratio of expenses to average      2.29% G   2.30% G   2.30%     2.37%      1.97% A, G
net assets

Ratio of expenses to average      2.26% H   2.29% H   2.29% H   2.37%      1.97% A
net assets after expense
reductions

Ratio of net investment           (.18)%    (.19)%    .15%      .53%       .94% A
income (loss) to average net
assets

Portfolio turnover                85%       74%       70%       82%        47%


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - CLASS C
YEARS ENDED OCTOBER 31,          1999      1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 16.37   $ 17.23
period

Income from Investment
Operations

Net investment income (loss) D    (.02)     (.03)

Net realized and unrealized       4.43      .29
gain (loss)

Total from investment             4.41      .26
operations

Less Distributions

From net investment income        (.06)     (.16)

From net realized gain            (.14)     (.96)

Total distributions               (.20)     (1.12)

Net asset value, end of period   $ 20.58   $ 16.37

TOTAL RETURN B, C                 27.21%    2.84%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (in    $ 35      $ 15
millions)

Ratio of expenses to average      2.25% F   2.30% A, F
net assets

Ratio of expenses to average      2.22% G   2.30% A
net assets after expense
reductions

Ratio of net investment           (.13)%    (.20)% A
income (loss) to average net
assets

Portfolio turnover                85%       74%

A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1998.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

YEARS ENDED OCTOBER 31,          1999      1998      1997      1996       1995 F

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 16.36   $ 16.92   $ 15.20   $ 13.97    $ 13.89
of period

Income from Investment
Operations

Net investment income             .17 D     .13 D     .22 D     .21 D, E   .05

Net realized and unrealized       4.39      .53       2.36      1.24       .03
gain (loss)

Total from investment             4.56      .66       2.58      1.45       .08
operations

Less Distributions

From net investment income        (.16)     (.26)     (.23)     (.21)      -

From net realized gain            (.14)     (.96)     (.63)     (.01)      -

Total distributions               (.30)     (1.22)    (.86)     (.22)      -

Net asset value, end of period   $ 20.62   $ 16.36   $ 16.92   $ 15.20    $ 13.97

TOTAL RETURN B, C                 28.30%    4.11%     17.73%    10.51%     .58%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 90      $ 77      $ 38      $ 16       $ 1
(in millions)

Ratio of expenses to average      1.18%     1.26%     1.17%     1.44%      .97% A, G
net assets

Ratio of expenses to average      1.15% H   1.24% H   1.16% H   1.43% H    .97% A
net assets after expense
reductions

Ratio of net investment           .94%      .76%      1.31%     1.46%      1.94% A
income to average net assets

Portfolio turnover                85%       74%       70%       82%        47%


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.04 PER SHARE.
F FOR THE PERIOD JULY 3, 1995 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1995.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES. NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Overseas Fund (the fund) is a fund of Fidelity
Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION - CONTINUED
the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), non-taxable dividends and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED
may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations. REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the
2. OPERATING POLICIES - CONTINUED
FUTURES CONTRACTS - CONTINUED
fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $1,246,272,000 and $1,096,601,000, respectively, of which U.S. government and government agency obligations aggregated
$3,074,000 and $0, respectively.
The market value of futures contracts opened and closed during the period amounted to $161,870,000 and $226,431,000, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .90% of average net assets after the performance adjustment.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA (U.K.) L a fee based on costs incurred for either service.
DISTRIBUTION AND SERVICE PLAN. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services.
For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 41,000     $ -

CLASS T    6,060,000    45,000

CLASS B    708,000      531,000

CLASS C    222,000      143,000

          $ 7,031,000  $ 719,000

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 112,000    $ 44,000

CLASS T    446,000      141,000

CLASS B    213,000      213,000*

CLASS C    13,000       13,000*

          $ 784,000    $ 411,000

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:
                       AMOUNT       % OF AVERAGE NET ASSETS

CLASS A                $ 48,000     .29

CLASS T                 2,606,000   .21

CLASS B                 208,000     .29

CLASS C                 55,000      .25

INSTITUTIONAL CLASS     139,000     .17

                       $ 3,056,000

ACCOUNTING AND SECURITY LENDING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,986 for the period.
5. SECURITY LENDING.
The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $34,428,000. The fund received cash collateral of $36,109,000 which was invested in Central Cash Collateral Fund.
6. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               1.55%                    $ -

CLASS T               1.80%                     -

CLASS B               2.30%                     6,000

CLASS C               2.30%                     1,000

INSTITUTIONAL CLASS   1.30%                     -

                                               $ 7,000

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $448,000 under this arrangement.
7. BENEFICIAL INTEREST.
At the end of the period, one shareholder was record owner of approximately 12% of the total outstanding shares of the fund.
8. DISTRIBUTIONS TO SHAREHOLDERS.
Distributions to shareholders of each class were as follows:
AMOUNTS IN THOUSANDS        YEARS ENDED OCTOBER 31,

                            1999                     1998 A

FROM NET INVESTMENT INCOME

Class A                     $ 78                     $ 68

Class T                      2,595                    10,334

Class B                      -                        321

Class C                      50                       3

Institutional Class          722                      600

Total                       $ 3,445                  $ 11,326

FROM NET REALIZED GAIN

Class A                     $ 99                     $ 310

Class T                      9,084                    62,023

Class B                      507                      2,341

Class C                      116                      27

Institutional Class          632                      2,212

Total                       $ 10,438                 $ 66,913

                            $ 13,883                 $ 78,239

A DISTRIBUTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997
(COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.
9. SHARE TRANSACTIONS.
Transactions for each class of shares for the periods are as follows:


                                SHARES                                          DOLLARS


AMOUNTS IN THOUSANDS            YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER
31,

                                1999                    1998 A                  1999                    1998 A





CLASS A Shares sold                                      2,135                  $ 76,263                $ 35,934

                                 4,183


Reinvestment of distributions    11                      23                      173                     371


Shares redeemed                  (3,818)                 (1,691)                 (69,891)                (28,405)


Net increase (decrease)          376                     467                    $ 6,545                 $ 7,900


CLASS T Shares sold              100,980                 47,385                 $ 1,884,019             $ 815,252


Reinvestment of distributions    648                     4,208                   10,982                  67,693


Shares redeemed                  (96,495)                (50,964)                (1,796,038)             (879,988)


Net increase (decrease)          5,133                   629                    $ 98,963                $ 2,957


CLASS B Shares sold              2,267                   2,567                  $ 41,143                $ 43,550


Reinvestment of distributions    27                      153                     454                     2,417


Shares redeemed                  (1,520)                 (1,476)                 (27,409)                (24,505)


Net increase (decrease)          774                     1,244                  $ 14,188                $ 21,462


CLASS C Shares sold              8,406                   1,843                  $ 153,485               $ 30,151


Reinvestment of distributions    9                       1                       143                     16


Shares redeemed                  (7,619)                 (949)                   (139,603)               (14,817)


Net increase (decrease)          796                     895                    $ 14,025                $ 15,350


INSTITUTIONAL CLASS Shares       3,272                   3,622                  $ 59,739                $ 58,034

sold


Reinvestment of distributions    36                      146                     602                     2,327


Shares redeemed                  (3,637)                 (1,346)                 (66,268)                (22,691)


Net increase (decrease)          (329)                   2,422                  $ (5,927)               $ 37,670



A SHARE TRANSACTIONS FOR CLASS C ARE FOR THE PERIOD NOVEMBER 3, 1997 (COMMENCEMENT OF SALE OF SHARES) TO OCTOBER 31, 1998.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:
In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Advisor Series VIII) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Advisor Overseas Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. /s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 8, 1999
DISTRIBUTIONS


The Board of Trustees of Fidelity Advisor Overseas Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:
 PAY DATE RECORD DATE DIVIDENDS CAPITAL GAINS
Institutional Class 12/6/99 12/3/99 $.21 $.98
The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.
A total of 1% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.
The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:
 PAY DATE INCOME TAXES
Institutional Class 12/7/98 $.195 $.035

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research
(U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity Investments Japan Limited,
Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited, London,
England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Richard A. Spillane, Jr., Vice President
Richard R. Mace, Jr., Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
William J. McCoy *
Marvin L. Mann *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional
 Operations Company, Inc.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank
New York, NY
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant (registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)


(2_FIDELITY_LOGOS)FIDELITY(REGISTERED TRADEMARK) ADVISOR

(registered trademark)
EMERGING ASIA
FUND - CLASS A, CLASS T, CLASS B
AND CLASS C
ANNUAL REPORT
OCTOBER 31, 1999
CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              12  The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     15  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            16  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   23  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  32  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  41  The auditors' opinion.
ACCOUNTANTS


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS. MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY ADVISOR FUND, INCLUDING CHARGES AND EXPENSES, CONTACT YOUR
INVESTMENT PROFESSIONAL FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.
Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks. PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)
DEAR SHAREHOLDER:
All major U.S. equity market indexes posted positive returns for the month of October, led by the technology-heavy NASDAQ Index, which climbed to a record high close during the month. Domestic bonds, however, turned in relatively flat performance, due in large part to lingering fears of a potential interest rate hike by the Federal Reserve Board, and its adoption of a tightening bias during the first week of the month.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy. Remember to contact your investment professional if you need help with your investments.
Best regards,
Edward C. Johnson 3d
FIDELITY ADVISOR EMERGING ASIA FUND - CLASS A
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on June 16,
1999. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June
16, 1999 are those of Fidelity Advisor Emerging Asia Fund, Inc., the Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all its assets and liabilities to the Fidelity Advisor Emerging Asia Fund (the fund). Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. If Class A shares' total expenses, including its 0.25% 12b-1 fee had been reflected in the
Closed-End Fund's performance, Class A's returns, prior to June 16,
1999 may have been lower. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -         56.19%       1.88%         15.51%
CL A

FIDELITY ADV EMERGING ASIA -         47.21%       -3.98%        8.87%
CL A   (INCL. 5.75% SALES
CHARGE)

MSCI AC Asia Free ex Japan           53.45%       -22.34%       -9.30%

Pacific Region ex Japan Funds        48.33%       -17.64%       n/a
Average

CUMULATIVE TOTAL RETURNS show Class A's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Morgan Stanley Capital International
AC (All Country) Asia Free ex Japan Index - a market capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 86 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -         56.19%       0.37%         2.61%
CL A

FIDELITY ADV EMERGING ASIA -         47.21%       -0.81%        1.53%
CL A  (INCL. 5.75% SALES
CHARGE)

MSCI AC Asia Free ex Japan           53.45%       -4.93%        -1.73%

Pacific Region ex Japan Funds        48.33%       -4.14%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Emerging Asia -Cl A      MS AC Asia Free ex Japan
             00756                       MS009
  1994/03/25       9425.00                    10000.00
  1994/03/31       9170.99                     9915.82
  1994/04/30       9324.86                    10211.39
  1994/05/31       9772.08                    10682.77
  1994/06/30       9424.98                    10323.55
  1994/07/31      10079.12                    10859.65
  1994/08/31      10926.84                    11725.79
  1994/09/30      10733.26                    11498.70
  1994/10/31      10686.54                    11678.48
  1994/11/30       9892.23                    10647.22
  1994/12/31       9978.43                    10349.28
  1995/01/31       8821.32                     9285.90
  1995/02/28       9338.62                    10061.44
  1995/03/31       9501.97                    10055.03
  1995/04/30       9359.03                     9915.82
  1995/05/31      10134.98                    11031.18
  1995/06/30      10012.47                    10844.53
  1995/07/31      10005.66                    11062.77
  1995/08/31       9590.46                    10552.55
  1995/09/30       9706.17                    10678.41
  1995/10/31       9488.36                    10494.86
  1995/11/30       9290.97                    10256.64
  1995/12/31       9813.86                    10763.81
  1996/01/31      10586.12                    11600.38
  1996/02/29      10647.63                    11727.04
  1996/03/31      10784.31                    11812.98
  1996/04/30      11303.71                    12238.50
  1996/05/31      11283.21                    12101.06
  1996/06/30      11372.05                    11920.95
  1996/07/31      10586.12                    11040.62
  1996/08/31      10955.17                    11374.11
  1996/09/30      11119.19                    11569.53
  1996/10/31      10893.66                    11350.16
  1996/11/30      11611.25                    11886.31
  1996/12/31      11687.74                    11845.13
  1997/01/31      11849.39                    12089.96
  1997/02/28      11905.61                    12193.32
  1997/03/31      11287.14                    11504.47
  1997/04/30      11188.75                    11332.51
  1997/05/31      11849.39                    11845.20
  1997/06/30      12369.47                    12278.71
  1997/07/31      12580.31                    12381.42
  1997/08/31      10408.63                    10185.63
  1997/09/30      10415.66                    10140.04
  1997/10/31       8145.58                     7885.64
  1997/11/30       7836.34                     7344.92
  1997/12/31       7804.57                     7070.83
  1998/01/31       7478.17                     6459.50
  1998/02/28       8566.17                     7829.15
  1998/03/31       8457.37                     7713.90
  1998/04/30       7826.33                     7037.80
  1998/05/31       6803.61                     5963.78
  1998/06/30       6121.80                     5294.44
  1998/07/31       6056.52                     5160.11
  1998/08/31       5178.87                     4417.08
  1998/09/30       5809.91                     4855.04
  1998/10/31       6970.44                     5910.46
  1998/11/30       7456.41                     6387.55
  1998/12/31       7681.26                     6520.35
  1999/01/31       7550.70                     6416.52
  1999/02/28       7376.62                     6291.59
  1999/03/31       8152.00                     7045.69
  1999/04/30       9784.73                     8333.39
  1999/05/31       9716.54                     8153.23
  1999/06/30      11184.62                     9427.70
  1999/07/31      10879.98                     9220.01
  1999/08/31      11104.83                     9448.00
  1999/09/30      10473.79                     8786.85
  1999/10/29      10887.23                     9069.65
IMATRL PRASUN   SHR__CHT 19991031 19991217 105623 R00000000000071
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class A on March 25, 1994, when the Closed-End Fund started, and the current 5.75% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $10,887 - a 8.87% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,070 - a 9.30% decrease.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR EMERGING ASIA FUND - CLASS T
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on June 16,
1999. Class T shares bear a 0.50% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June
16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the
Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received
Class A shares of the fund in exchange for their shares of the
Closed-End Fund. If Class T shares total expenses, including its 0.50%
12b-1 fee, had been reflected in the Closed-End Fund's performance,
Class T's returns, prior to June 16, 1999 may have been lower. If
Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -         56.19%       1.88%         15.51%
CL T

FIDELITY ADV EMERGING ASIA -         50.72%       -1.69%        11.47%
CL T  (INCL. 3.50% SALES
CHARGE)

MSCI AC Asia Free ex Japan           53.45%       -22.34%       -9.30%

Pacific Region ex Japan Funds        48.33%       -17.64%       n/a
Average

CUMULATIVE TOTAL RETURNS show Class T's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Morgan Stanley Capital International
AC (All Country) Asia Free ex Japan Index - a market
capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 86 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -         56.19%       0.37%         2.61%
CL T

FIDELITY ADV EMERGING ASIA -         50.72%       -0.34%        1.96%
CL T  (INCL. 3.50% SALES
CHARGE)

MSCI AC Asia Free ex Japan           53.45%       -4.93%        -1.73%

Pacific Region ex Japan Funds        48.33%       -4.14%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Emerging Asia -Cl T      MS AC Asia Free ex Japan
             00760                       MS009
  1994/03/25       9650.00                    10000.00
  1994/03/31       9389.93                     9915.82
  1994/04/30       9547.47                    10211.39
  1994/05/31      10005.36                    10682.77
  1994/06/30       9649.98                    10323.55
  1994/07/31      10319.74                    10859.65
  1994/08/31      11187.69                    11725.79
  1994/09/30      10989.50                    11498.70
  1994/10/31      10941.66                    11678.48
  1994/11/30      10128.38                    10647.22
  1994/12/31      10216.64                    10349.28
  1995/01/31       9031.90                     9285.90
  1995/02/28       9561.55                    10061.44
  1995/03/31       9728.81                    10055.03
  1995/04/30       9582.46                     9915.82
  1995/05/31      10376.93                    11031.18
  1995/06/30      10251.49                    10844.53
  1995/07/31      10244.52                    11062.77
  1995/08/31       9819.41                    10552.55
  1995/09/30       9937.88                    10678.41
  1995/10/31       9714.87                    10494.86
  1995/11/30       9512.77                    10256.64
  1995/12/31      10048.14                    10763.81
  1996/01/31      10838.84                    11600.38
  1996/02/29      10901.82                    11727.04
  1996/03/31      11041.76                    11812.98
  1996/04/30      11573.56                    12238.50
  1996/05/31      11552.57                    12101.06
  1996/06/30      11643.53                    11920.95
  1996/07/31      10838.84                    11040.62
  1996/08/31      11216.70                    11374.11
  1996/09/30      11384.63                    11569.53
  1996/10/31      11153.72                    11350.16
  1996/11/30      11888.44                    11886.31
  1996/12/31      11966.76                    11845.13
  1997/01/31      12132.27                    12089.96
  1997/02/28      12189.83                    12193.32
  1997/03/31      11556.60                    11504.47
  1997/04/30      11455.85                    11332.51
  1997/05/31      12132.27                    11845.20
  1997/06/30      12664.76                    12278.71
  1997/07/31      12880.64                    12381.42
  1997/08/31      10657.11                    10185.63
  1997/09/30      10664.31                    10140.04
  1997/10/31       8340.03                     7885.64
  1997/11/30       8023.41                     7344.92
  1997/12/31       7990.89                     7070.83
  1998/01/31       7656.69                     6459.50
  1998/02/28       8770.67                     7829.15
  1998/03/31       8659.27                     7713.90
  1998/04/30       8013.17                     7037.80
  1998/05/31       6966.03                     5963.78
  1998/06/30       6267.94                     5294.44
  1998/07/31       6201.11                     5160.11
  1998/08/31       5302.50                     4417.08
  1998/09/30       5948.61                     4855.04
  1998/10/31       7136.84                     5910.46
  1998/11/30       7634.42                     6387.55
  1998/12/31       7864.64                     6520.35
  1999/01/31       7730.96                     6416.52
  1999/02/28       7552.72                     6291.59
  1999/03/31       8346.61                     7045.69
  1999/04/30      10018.31                     8333.39
  1999/05/31       9948.50                     8153.23
  1999/06/30      11451.62                     9427.70
  1999/07/31      11139.71                     9220.01
  1999/08/31      11362.50                     9448.00
  1999/09/30      10723.83                     8786.85
  1999/10/29      11147.14                     9069.65
IMATRL PRASUN   SHR__CHT 19991031 19991129 171221 R00000000000071
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class T on March 25, 1994, when the Closed-End Fund started, and the current 3.50% sales charge was paid. As the chart shows, by October 31, 1999, the value of the investment would have grown to $11,147 - a 11.47% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,070 - a 9.30% decrease.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR EMERGING ASIA FUND - CLASS B
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 16,
1999. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June
16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the
Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received
Class A shares of the fund in exchange for their shares of the
Closed-End Fund. If Class B shares' total expenses, including its
1.00% 12b-1 fee had been reflected in the Closed-End Fund's
performance, Class B's returns, prior to June 16, 1999 may have been lower. Class B shares' contingent deferred sales charges included in the past one year, past 5 years and life of fund total return figures are 5%, 2% and 1%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -         55.88%       1.67%         15.28%
CL B

FIDELITY ADV EMERGING ASIA -         50.88%       -0.20%        14.28%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI AC Asia Free ex Japan           53.45%       -22.34%       -9.30%

Pacific Region ex Japan Funds        48.33%       -17.64%       n/a
Average

CUMULATIVE TOTAL RETURNS show Class B's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Morgan Stanley Capital International
AC (All Country) Asia Free ex Japan Index - a market
capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 86 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -         55.88%       0.33%         2.57%
CL B

FIDELITY ADV EMERGING ASIA -         50.88%       -0.04%        2.41%
CL B  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI AC Asia Free ex Japan           53.45%       -4.93%        -1.73%

Pacific Region ex Japan Funds        48.33%       -4.14%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Emerging Asia -Cl B      MS AC Asia Free ex Japan
             00757                       MS009
  1994/03/25      10000.00                    10000.00
  1994/03/31       9730.50                     9915.82
  1994/04/30       9893.75                    10211.39
  1994/05/31      10368.25                    10682.77
  1994/06/30       9999.98                    10323.55
  1994/07/31      10694.03                    10859.65
  1994/08/31      11593.46                    11725.79
  1994/09/30      11388.08                    11498.70
  1994/10/31      11338.50                    11678.48
  1994/11/30      10495.73                    10647.22
  1994/12/31      10587.20                    10349.28
  1995/01/31       9359.49                     9285.90
  1995/02/28       9908.35                    10061.44
  1995/03/31      10081.67                    10055.03
  1995/04/30       9930.01                     9915.82
  1995/05/31      10753.30                    11031.18
  1995/06/30      10623.31                    10844.53
  1995/07/31      10616.08                    11062.77
  1995/08/31      10175.55                    10552.55
  1995/09/30      10298.32                    10678.41
  1995/10/31      10067.23                    10494.86
  1995/11/30       9857.79                    10256.64
  1995/12/31      10412.58                    10763.81
  1996/01/31      11231.96                    11600.38
  1996/02/29      11297.22                    11727.04
  1996/03/31      11442.24                    11812.98
  1996/04/30      11993.33                    12238.50
  1996/05/31      11971.57                    12101.06
  1996/06/30      12065.84                    11920.95
  1996/07/31      11231.96                    11040.62
  1996/08/31      11623.52                    11374.11
  1996/09/30      11797.55                    11569.53
  1996/10/31      11558.26                    11350.16
  1996/11/30      12319.62                    11886.31
  1996/12/31      12400.79                    11845.13
  1997/01/31      12572.30                    12089.96
  1997/02/28      12631.95                    12193.32
  1997/03/31      11975.75                    11504.47
  1997/04/30      11871.35                    11332.51
  1997/05/31      12572.30                    11845.20
  1997/06/30      13124.11                    12278.71
  1997/07/31      13347.81                    12381.42
  1997/08/31      11043.64                    10185.63
  1997/09/30      11051.09                    10140.04
  1997/10/31       8642.52                     7885.64
  1997/11/30       8314.42                     7344.92
  1997/12/31       8280.71                     7070.83
  1998/01/31       7934.40                     6459.50
  1998/02/28       9088.77                     7829.15
  1998/03/31       8973.34                     7713.90
  1998/04/30       8303.80                     7037.80
  1998/05/31       7218.69                     5963.78
  1998/06/30       6495.28                     5294.44
  1998/07/31       6426.02                     5160.11
  1998/08/31       5494.82                     4417.08
  1998/09/30       6164.36                     4855.04
  1998/10/31       7395.69                     5910.46
  1998/11/30       7911.31                     6387.55
  1998/12/31       8149.88                     6520.35
  1999/01/31       8011.36                     6416.52
  1999/02/28       7826.66                     6291.59
  1999/03/31       8649.34                     7045.69
  1999/04/30      10381.67                     8333.39
  1999/05/31      10309.33                     8153.23
  1999/06/30      11866.97                     9427.70
  1999/07/31      11528.35                     9220.01
  1999/08/31      11759.22                     9448.00
  1999/09/30      11097.38                     8786.85
  1999/10/29      11428.00                     9069.65
IMATRL PRASUN   SHR__CHT 19991031 19991129 170845 R00000000000071
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class B on March 25, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,428 - a 14.28% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,070 - a 9.30% decrease.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FIDELITY ADVISOR EMERGING ASIA FUND - CLASS C
PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment.
Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains
(the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on June 16,
1999. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after June 16, 1999. Returns between March 25, 1994 and June
16, 1999 are those of Fidelity Advisor Emerging Asia, Inc., the
Closed-End Fund. On June 15, 1999, the Closed-End Fund reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received
Class A shares of the fund  in exchange for their shares of the
Closed-End Fund. If Class C shares' total expenses, including its
1.00% 12b-1 fee, had been reflected in the Closed-End Fund's performance, Class C's returns, prior to June 16, 1999 may have been lower. Class C shares' contingent deferred sales charges included in the past one year, past 5 years and life of fund total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.
CUMULATIVE TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -         55.78%       1.61%         15.21%
CL C

FIDELITY ADV EMERGING ASIA -         54.78%       1.61%         15.21%
CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI AC Asia Free ex Japan           53.45%       -22.34%       -9.30%

Pacific Region ex Japan Funds        48.33%       -17.64%       n/a
Average

CUMULATIVE TOTAL RETURNS show Class C's performance in percentage terms over a set period - in this case, one year, five years or since the Closed-End Fund started on March 25, 1994. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Morgan Stanley Capital International
AC (All Country) Asia Free ex Japan Index - a market
capitalization-weighted index of over 500 stocks traded in 11 Asian markets, excluding Japan. To measure how the fund's performance stacked up against its peers, you can compare it to the Pacific Region ex Japan funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 86 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED OCTOBER 31, 1999       PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY ADV EMERGING ASIA -         55.78%       0.32%         2.56%
CL C

FIDELITY ADV EMERGING ASIA -         54.78%       0.32%         2.56%
CL C  (INCL. CONTINGENT
DEFERRED SALES CHARGE)

MSCI AC Asia Free ex Japan           53.45%       -4.93%        -1.73%

Pacific Region ex Japan Funds        48.33%       -4.14%        n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.
$10,000 OVER LIFE OF FUND
             FA Emerging Asia -Cl C      MS AC Asia Free ex Japan
             00758                       MS009
  1994/03/25      10000.00                    10000.00
  1994/03/31       9730.50                     9915.82
  1994/04/30       9893.75                    10211.39
  1994/05/31      10368.25                    10682.77
  1994/06/30       9999.98                    10323.55
  1994/07/31      10694.03                    10859.65
  1994/08/31      11593.46                    11725.79
  1994/09/30      11388.08                    11498.70
  1994/10/31      11338.50                    11678.48
  1994/11/30      10495.73                    10647.22
  1994/12/31      10587.20                    10349.28
  1995/01/31       9359.49                     9285.90
  1995/02/28       9908.35                    10061.44
  1995/03/31      10081.67                    10055.03
  1995/04/30       9930.01                     9915.82
  1995/05/31      10753.30                    11031.18
  1995/06/30      10623.31                    10844.53
  1995/07/31      10616.08                    11062.77
  1995/08/31      10175.55                    10552.55
  1995/09/30      10298.32                    10678.41
  1995/10/31      10067.23                    10494.86
  1995/11/30       9857.79                    10256.64
  1995/12/31      10412.58                    10763.81
  1996/01/31      11231.96                    11600.38
  1996/02/29      11297.22                    11727.04
  1996/03/31      11442.24                    11812.98
  1996/04/30      11993.33                    12238.50
  1996/05/31      11971.57                    12101.06
  1996/06/30      12065.84                    11920.95
  1996/07/31      11231.96                    11040.62
  1996/08/31      11623.52                    11374.11
  1996/09/30      11797.55                    11569.53
  1996/10/31      11558.26                    11350.16
  1996/11/30      12319.62                    11886.31
  1996/12/31      12400.79                    11845.13
  1997/01/31      12572.30                    12089.96
  1997/02/28      12631.95                    12193.32
  1997/03/31      11975.75                    11504.47
  1997/04/30      11871.35                    11332.51
  1997/05/31      12572.30                    11845.20
  1997/06/30      13124.11                    12278.71
  1997/07/31      13347.81                    12381.42
  1997/08/31      11043.64                    10185.63
  1997/09/30      11051.09                    10140.04
  1997/10/31       8642.52                     7885.64
  1997/11/30       8314.42                     7344.92
  1997/12/31       8280.71                     7070.83
  1998/01/31       7934.40                     6459.50
  1998/02/28       9088.77                     7829.15
  1998/03/31       8973.34                     7713.90
  1998/04/30       8303.80                     7037.80
  1998/05/31       7218.69                     5963.78
  1998/06/30       6495.28                     5294.44
  1998/07/31       6426.02                     5160.11
  1998/08/31       5494.82                     4417.08
  1998/09/30       6164.36                     4855.04
  1998/10/31       7395.69                     5910.46
  1998/11/30       7911.31                     6387.55
  1998/12/31       8149.88                     6520.35
  1999/01/31       8011.36                     6416.52
  1999/02/28       7826.66                     6291.59
  1999/03/31       8649.34                     7045.69
  1999/04/30      10381.67                     8333.39
  1999/05/31      10309.33                     8153.23
  1999/06/30      11866.97                     9427.70
  1999/07/31      11528.35                     9220.01
  1999/08/31      11759.22                     9448.00
  1999/09/30      11089.69                     8786.85
  1999/10/29      11520.65                     9069.65
IMATRL PRASUN   SHR__CHT 19991031 19991109 102458 R00000000000071
$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Emerging Asia Fund - Class C on March 25, 1994, when the Closed-End Fund started. As the chart shows, by October 31, 1999, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,521 - a 15.21% increase on the initial investment. For comparison, look at how the Morgan Stanley Capital International AC Asia Free ex Japan Index did over the same period. With dividends reinvested, the same $10,000 would have been $9,070 - a 9.30% decrease.
UNDERSTANDING
PERFORMANCE
Many markets around the globe
offer the potential for
significant growth over time;
however, investing in foreign
markets means assuming
greater risks than investing in
the United States. Factors like
changes in a country's
financial markets, its local
political and economic climate,
and the fluctuating value of its
currency create these risks. For
these reasons an international
fund's performance may be
more volatile than a fund that
invests exclusively in the United
States. Past performance is no
guarantee of future results and
you may have a gain or loss
when you sell your shares.
(checkmark)
FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP
What a difference a year makes.
When we last left the emerging
Asian markets a year ago, the
outlook was bleak at best. Currency
problems were the norm for several
regions in the fall of 1998, and
market volatility reigned supreme.
Fast forward to the fall of 1999,
however, and the markets tell a
completely different story. For the
12-month period that ended
October 31, 1999, the Morgan
Stanley Capital International All
Country Asia Free ex-Japan Index
compiled a return of 53.45%.
Several factors contributed to this
about-face, including lower interest
rates across most emerging-market
countries; favorable export and
trade data; and a belief among
investors that the "Asian contagion"
was in remission. Sentiment shifts
were evident in markets such as
Singapore, Thailand and especially
India, where the strong
performance of technology stocks
helped propel that market to
phenomenal returns. The emerging
Asian markets also received a
vicarious boost from Japan, which
staged its own dramatic comeback
during this period.
Technology-driven markets such as
South Korea and Taiwan also
performed well, as worldwide
demand for personal computers
translated into positive gains for
semiconductor manufacturers. As
this current period came to a close,
emerging-market-based companies
seemed focused on reducing debt
and creating more value for their
shareholders.
An interview with Peter Phillips, Portfolio Manager of Fidelity Advisor Emerging Asia Fund
Q. HOW DID THE FUND PERFORM, PETER?
A. During the 12 months that ended October 31, 1999, the fund's Class A, Class T, Class B and Class C shares had total returns of 56.19%, 56.19%, 55.88% and 55.78%, respectively. This compares to a total return of 53.45% for the Morgan Stanley Capital International (MSCI) All Country Asia Free ex-Japan Index. During the same 12-month period, the pacific region ex Japan funds average returned 48.33%, according to Lipper, Inc.
Q. WHAT CONTRIBUTED TO THE FUND'S OUTPERFORMANCE OF ITS INDEX AND PEER
GROUP?
A. Strong stock picking throughout the region helped the fund's performance. This was especially true in India, where selected software and cyclical companies performed well. Throughout the period, software companies generally enjoyed strong earnings growth and benefited from an increasing trend toward outsourcing from companies in the U.S., Japan and Europe. One example is Infosys Technologies, the fund's largest holding in India. This company also performed well because it is one of the strongest companies in its sector, with high margins and solid return-on-equity levels. Another stock that performed well was Zee Telefilms, an Indian cable television company. It performed strongly during the year as investors were encouraged by the company's restructuring activities and the continued strong demand in India for cable television services.
Q. WERE THERE ANY SPECIFIC SECTORS THAT HELPED PERFORMANCE?
A. The fund's relatively large exposure to banks was positive for performance. This sector generally performed well as banks benefited from lower interest rates, the start of an economic recovery and a gradual downturn in non-performing loans. Smaller banks in Hong Kong did particularly well, including banks such as Dah Sing and Wing Hang Bank. Unlike the larger banks that fund their loans solely from their deposits, smaller banks fund their loans from both their own deposits as well as from inter-bank borrowing, and therefore benefited the most from falling interest rates. In Taiwan, the fund's small holding in the state-owned banks relative to the index actually helped performance, as these stocks generally fared poorly. These banks continued to have problems with non-performing loans, were not financially attractive and were not actively restructuring.
Q. WERE THERE ANY DISAPPOINTMENTS DURING THE PERIOD?
A. The fund's relatively small position in Korean securities companies at the beginning of the year hurt performance, as these companies performed well due to strong market turnover and increased retail investor participation. Also, the fund's relatively large exposure to Thailand banks hurt performance, as these companies did not perform as strongly as the rest of the market. Investors were disappointed that the debt restructuring process in Thailand was not occurring as fast as expected, and that non-performing loan levels were not falling significantly.
Q. WHAT CHANGES DID YOU MAKE TO THE FUND DURING THE 12-MONTH PERIOD?
A. I increased the fund's exposure to cyclical companies that should benefit from rising global commodity prices and improvements in the economy. Examples include companies in the steel, petrochemical and electronic sectors. The fund also continued to focus on companies across the region that are restructuring. These are companies that are improving their balance sheets by reducing their debt levels, cutting costs and selling off non-core assets.
Q. WHAT'S YOUR OUTLOOK FOR THE NEXT FEW MONTHS?
A. The economic recovery in Southeast Asia continues to gather momentum, in large part due to improving exports driven by a strong U.S. economy and intra-regional activities. Economic indicators also point to stable or falling unemployment rates and growing consumer spending. As such, the worst does seem to be over for the Southeast Asian economies. Looking at the markets, credit tightening in the U.S. and the subsequent impact on Asia has increased market volatility, as have concerns over major fundraising exercises, especially in Korea and Thailand. Economic recovery, corporate profits recovery and ongoing restructuring activities remain the key themes for the region. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.
NOTE TO SHAREHOLDERS: Effective December 29, 1999, Yosawadee Polcharoen, the fund's assistant portfolio manager, will become portfolio manager of Fidelity Advisor Emerging Asia Fund.
PETER PHILLIPS ON THE
PROSPECTS FOR ECONOMIC
RECOVERY IN ASIA:
"Looking forward, most Southeast
Asian economies are expected to
continue to recover in 2000.
However, the pace of economic
recovery may be slow. The rapidly
improving current account balance
- maintaining a relatively equal
balance of imports and exports -
should help to improve liquidity in
the system. The stability of
currencies and lower interest
rates across the region also have
reduced financial pressure on
companies by easing some of their
non-performing loan problems or
by slowing the growth of
non-performing loans.
"Most Asian economies are being
restructured to become more
competitive. All of the countries in
the region are implementing
adjustment policies and, in most
cases, weak banking systems are
being cleaned up and
recapitalized. This will be a long
process, but most local and
international institutions are
supporting this effort.
"There's no doubt that this
restructuring process should
enhance corporate profitability over
the long term, but in the interim
Asian stock markets overall could
remain volatile. My investment
strategy in this environment
continues to be one of active stock
picking. Not all companies or
industries will move in the same
direction, and it's critical to be able
to identify those that are actively
restructuring their businesses to
improve shareholder value and
earnings growth in the future."
FUND FACTS
GOAL: to achieve long-term
capital appreciation through
investments in equity and
debt securities of Asian
emerging market issuers
START DATE: March 25, 1994
SIZE: as of October 31,
1999, more than $85 million
MANAGER: Peter Phillips, since
1994; joined Fidelity in
1987
(checkmark)


INVESTMENT CHANGES





TOP TEN STOCKS AS OF OCTOBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Hutchison Whampoa Ltd.          4.9                     4.8

Samsung Electronics Co. Ltd.    4.1                     2.3

Cable & Wireless HKT Ltd.       3.1                     0.0

Korea Electric Power Corp.      2.7                     2.8

Hang Seng Bank Ltd.             2.6                     3.6

Cheung Kong Holdings Ltd.       2.5                     4.2

Sun Hung Kai Properties Ltd.    2.4                     4.4

Taiwan Semiconductor            2.3                     2.4
Manufacturing Co. Ltd.

DBS Group Holdings Ltd.         1.6                     0.0

Swire Pacific Ltd. Class A      1.5                     1.3

                                27.7                    25.8

TOP FIVE MARKET SECTORS AS OF
OCTOBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                       MONTHS AGO

FINANCE                         19.0                    25.0

TECHNOLOGY                      18.6                    13.3

UTILITIES                       14.0                    17.1

CONSTRUCTION & REAL ESTATE      10.4                    14.7

BASIC INDUSTRIES                7.6                     3.6



ASSET ALLOCATION (% OF FUND'S

NET ASSETS)


AS OF OCTOBER 31, 1999                                             AS OF APRIL 30, 1999


                               Stocks 94.7%                                              Stocks 98.7%


                               Short-Term Investments and                                Short-Term Investments and

                               Net Other Assets 5.3%                                     Net Other Assets 1.3%




Row: 1, Col: 1, Value: 94.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 5.3
Row: 1, Col: 1, Value: 98.7
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.3
PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS OCTOBER 31, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 94.1%

                                 SHARES                    VALUE (NOTE 1)

CHINA - 0.2%

Shenzhen Expressway Co. Ltd.      502,000                  $ 74,964
Class H

Zhejiang Express Co. Ltd.         692,000                   105,118
Class H

                                                            180,082

HONG KONG - 26.0%

Amoy Properties Ltd.              174,000                   150,077

Asia Satellite                    69,000                    162,551
Telecommunications Holdings
Ltd.

Axa China Region Ltd.             240,000                   207,003

Cable & Wireless HKT Ltd.         1,170,600                 2,670,431

Cathay Pacific Airways Ltd.       379,000                   770,881

CCT Telecom Holdings Ltd. (a)     2,360,000                 759,526

Cheung Kong Holdings Ltd.         234,000                   2,123,713

China Telecom (Hong Kong)         146,000                   492,750
Ltd. (a)

City Telecom (HK) Ltd.            400,000                   280,639

CLP Holdings Ltd.                 175,500                   804,300

Dah Sing Financial Holdings       50,795                    202,709
Ltd.

Dao Heng Bank Group Ltd.          48,000                    220,597

Esprit Asia Holdings Ltd.         304,000                   287,642

First Pacific Co. Ltd.            224,000                   129,763

Giordano International Ltd.       228,000                   242,147

Hang Seng Bank Ltd.               201,000                   2,186,470

Hong Kong & China Gas Co.         374,553                   496,640
Ltd.

Hong Kong Electric Holdings       140,000                   428,038
Ltd.

Hutchison Whampoa Ltd.            414,000                   4,157,049

JCG Holdings Ltd.                 288,000                   156,643

Johnson Electric Holdings         56,000                    302,781
Ltd.

Kerry Properties Ltd.             150,000                   148,687

Pacific Century CyberWorks        106,000                   79,827
Ltd. (a)

Shui On Construction &            88,000                    122,348
Materials Ltd.

Sun Hung Kai Properties Ltd.      252,547                   2,040,078

Swire Pacific Ltd. Class A        257,000                   1,273,751

Television Broadcasts Ltd.        38,000                    203,012

Wharf Holdings Ltd.               337,371                   975,023

Wing Hang Bank Ltd.               64,400                    210,162

                                                            22,285,238

INDIA - 9.7%

Asian Paints India Ltd.           23,200                    204,777

Dr. Reddy's Laboratories Ltd.     9,700                     237,920

Gujarat Ambuja Cement Ltd.        24,000                    298,508

Hindalco Industries Ltd.          17,800                    296,393

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

INDIA - CONTINUED

Hindustan Lever Ltd.              16,305                   $ 864,105

Hindustan Petroleum Corp.         30,000                    110,514
Ltd.

Hindustan Petroleum Corp.         15,000                    55,257
Ltd. New

Housing Development Finance       52,980                    322,126
Corp. Ltd.

ICICI Ltd. sponsored ADR          18,400                    202,400

Industrial Credit &               73,470                    133,674
Investment Corp. of India
Ltd.

Infosys Technologies Ltd.         5,600                     896,103

ITC Ltd.                          28,200                    452,064

Larsen & Toubro Ltd.              45,500                    417,171

Mahanagar Telephone Nigam         48,900                    193,032
Ltd.

Mahindra & Mahindra Ltd.          17,100                    140,006

Nicholas Piramal India Ltd.       25,900                    338,812

NIIT Ltd.                         7,200                     359,088

Pentafour Software & Exports      13,100                    181,928
Ltd. (a)

Pentafour Software & Exports      13,100                    181,928
Ltd. New (a)

Reliance Industries Ltd.          113,200                   608,887

State Bank of India               69,355                    396,132

Tata Engineering & Locomotive     25,500                    140,714
Co. Ltd.

Videsh Sanchar Nigam Ltd.         7,500                     227,574

Wipro Ltd.                        18,000                    449,751

Zee Telefilms Ltd.                5,500                     559,608

                                                            8,268,472

INDONESIA - 2.1%

Astra International PT (a)        349,500                   172,830

Bank International Indonesia      5,965,000                 131,099
PT (For. Reg.)

Gudang Garam PT Perusahaan        115,000                   296,556

PT Indah Kiat Pulp & Paper        532,000                   229,948
Corp. (a)

PT Indofood Sukses Makmur (a)     207,000                   245,670

PT Indosat                        92,000                    149,626

PT Semen Gresik TBK               83,500                    149,260

PT Telkomunikasi Indonesia        468,000                   222,857

Sampoerna, Hanjaya Mandala (a)    97,000                    225,978

                                                            1,823,824

KOREA (SOUTH) - 16.8%

Cheil Jedang Corp.                3,800                     218,591

Daelim Industrial Co.             18,489                    232,750

Dongwon Securities Co. Ltd.       6,900                     207,086

Hanil Cement Manufacturing        8,700                     180,600
Co.Ltd.

Hansol Paper Co. Ltd.             25,200                    243,702

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

KOREA (SOUTH) - CONTINUED

Hansol Paper Co. Ltd. rights      6,827                    $ 17,644
12/1/99 (a)

Housing & Commercial Bank (a)     28,500                    753,189

Hyundai Electronics               34,900                    580,455
Industries Co. Ltd. (a)

Hyundai Motor Co. Ltd. GDR        41,000                    364,900
(a)(c)

Kookmin Bank                      24,600                    383,510

Kookmin Bank rights 11/4/99       2,470                     15,032
(a)

Korea Electric Power Corp.        80,330                    2,350,633

Korea Telecom                     12,700                    854,431

Korea Tobacco & Ginseng Co.       16,100                    438,908
Ltd.

Lg Chemical Ltd.                  8,400                     254,206

Lg Electronics, Inc.              7,311                     239,535

Medison Co. Ltd.                  13,420                    134,256

Pohang Iron & Steel Co. Ltd.      7,480                     897,974

Pohang Iron & Steel Co. Ltd.      11,300                    377,138
ADR

Samsung Corp.                     22,100                    350,063

Samsung Electronics Co. Ltd.      21,187                    3,532,640

Samsung Fire & Marine             3,570                     157,741
Insurance

Samsung Securities Co. Ltd.       6,307                     220,837

Samsung Securities Co. Ltd.       1,513                     16,019
rights 11/23/99 (a)

Shinhan Bank                      18,400                    194,815

Shinsegae Department Store        6,500                     357,107

Shinsegae Department Store        1,136                     20,078
rights 12/1/99 (a)

SK Telecom Co. Ltd.               331                       382,189

Trigem Computer, Inc.             5,427                     404,028

                                                            14,380,057

MALAYSIA - 7.4%

AMMB Holdings BHD                 97,000                    209,316

Berjaya Sports Toto BHD           170,000                   369,079

Commerce Asset Holding BHD        90,000                    198,947

EON (Edaran Otomobil              58,000                    198,421
Nasional) BHD

Genting BHD                       71,000                    254,105

Jaya Tiasa Holdings BHD           139,000                   254,224

Lingui Development BHD            187,000                   191,921

Malakoff BHD                      43,000                    100,711

Malayan Banking BHD               248,000                   841,895

Malaysian Airline System BHD      321,000                   302,416

Malaysian International           105,000                   157,500
Shipping BHD (For. Reg.)

New Straits Times Press BHD       93,000                    206,803
(a)

Perusahaan Otomobile Nasional     79,000                    145,526
BHD

Public Bank BHD (For. Reg.)       541,000                   572,321

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

MALAYSIA - CONTINUED

Rothmans of Pall Mall             25,000                   $ 174,342
Malaysia BHD

Sungei Way Holdings BHD (a)       381,000                   244,642

Tanjong PLC                       56,000                    117,895

Telekom Malaysia BHD              272,000                   837,474

Tenaga Nasional BHD               298,000                   686,184

United Engineers BHD (a)          158,000                   268,184

United Engineers BHD warrants     31,600                    8,316
10/28/02 (a)

                                                            6,340,222

PHILIPPINES - 1.6%

Bank of the Phillipene Island     57,000                    150,673

Benpres Holdings Corp. (a)        566,600                   98,908

First Phillipines Holdings        26,000                    22,045
Corp. Class B

Manila Electric Co. Class B       56,120                    153,945

Metro Pacific Corp. (a)           3,721,000                 111,352

Metropolitan Bank & Trust Co.     22,000                    164,589

Philippine Long Distance          15,000                    312,344
Telephone

QueenBee Resources Corp.          276,000                   104,963
warrants 3/24/03 (a)

San Miguel Corp. Class B          98,100                    141,890

SM Prime Holdings, Inc.           868,000                   153,686

                                                            1,414,395

SINGAPORE - 10.5%

Allgreen Properties Ltd.          90,000                    76,377

Chartered Semiconduct             10,000                    20,188
Manufacturing Ltd.

City Developments Ltd.            120,000                   621,125

Datacraft Asia Ltd.               51,000                    234,600

DBS Group Holdings Ltd.           119,463                   1,351,733

DBS Land Ltd.                     151,250                   280,379

Fraser & Neave Ltd.               40,000                    170,930

Natsteel Electronics Ltd.         51,000                    199,519

Natsteel Ltd.                     127,000                   212,495

Oversea-Chinese Banking Corp.     149,604                   1,125,519
Ltd.

Overseas Union Bank Ltd.          34,843                    150,990

Parkway Holdings Ltd.             75,000                    138,128

Singapore Airlines Ltd.           120,000                   1,271,141

Singapore Press Holdings Ltd.     46,298                    794,158

Singapore Technologies            168,000                   243,683
Engineering Ltd.

Singapore Telecommunications      558,000                   1,061,258
Ltd.

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

SINGAPORE - CONTINUED

United Overseas Bank Ltd.         116,400                  $ 882,720
(For. Reg.)

Venture Manufacturing             18,000                    160,337
Singapore Ltd.

                                                            8,995,280

TAIWAN - 15.6%

Acer Peripherals, Inc.            86,222                    229,690

Asustek Computer, Inc.            58,422                    613,320

Bank Sinopac                      996,193                   562,164

Cathay Life Insurance Co.         147,869                   382,259
Ltd.

China Development Corp. (a)       141,445                   210,027

China Steel Corp.                 730,150                   561,654

China Trust Co. Ltd. (a)          281,880                   258,597

Compal Electronics, Inc.          93,563                    314,138

Compeq Manufacturing Co. Ltd.     35,720                    182,429
(a)

Evergreen Marine Corp. (a)        423,360                   396,399

Far Eastern Textile Ltd.          343,470                   469,943

Formosa Plastic                   382,000                   764,723

Hon Hai Precision Industries      78,568                    537,492
Co. Ltd.

Hon Hai Precision Industries      29,600                    469,160
Co. Ltd. GDR (a)(c)

Kindom Construction Co. Ltd.      268,000                   161,375

Nan Ya Plastics Corp.             313,300                   548,176

Pacific Electric Wire & Cable     398,000                   191,974
(a)

Phoenixtec Power Co. Ltd.         183,887                   373,919

Pou Chen Corp.                    142,800                   303,878

President Chain Store Corp.       74,920                    211,392

Quanta Computer, Inc.             68,070                    557,951

Siliconware Precision             247,348                   444,478
Industries Co. Ltd.

Taishin International Bank        713,448                   407,106

Taiwan Semiconductor              447,980                   1,991,336
Manufacturing Co. Ltd.

United Microelectronics Corp.     388,000                   1,009,142

United World Chinese              342,720                   434,343
Commercial Bank

Winbond Electronics Corp.         25,000                    446,250
sponsored GDR (a)(c)

Yang Ming Marine Trnsport         580,700                   324,035
Corp.

                                                            13,357,350

THAILAND - 3.5%

Advanced Info Service PCL         18,400                    214,369
(For. Reg.) (a)

Bangkok Bank Ltd. PCL (For.       159,500                   371,651
Reg.) (a)

Land & Houses PCL:

rights 11/8/99 (a)                53,920                    30,712

(For. Reg.) (a)                   134,800                   125,639

COMMON STOCKS - CONTINUED

                                 SHARES                    VALUE (NOTE 1)

THAILAND - CONTINUED

Ministry of Finance of the        257,100                  $ 89,860
Kingdom of Thailand (Siam
Commercial Bank PLC)
warrants 5/31/02 (a)

PTT Exploration & Production      22,100                    161,351
Public Co.Ltd. (For.Reg.) (a)

Sahaviriya Steel Industries       2,007,000                 420,885
PCL (a)

Shinawatra Computer &             48,000                    197,592
Communications PCL (For.
Reg.) (a)

Siam Cement PCL (For.Reg.) (a)    14,000                    362,460

Siam Makro PCL (For.Reg.)         45,000                    75,146

TelecomAsia Corp. PCL (a)         305,400                   235,227

Thai Farmers Bank PCL (For.       247,000                   348,518
Reg.) (a)

Thai Petrochemical Industry       659,200                   324,267
PCL (a)

                                                            2,957,677

UNITED KINGDOM - 0.5%

HSBC Holdings PLC (Hong Kong)     37,047                    456,141
(Reg.)

VIETNAM - 0.2%

Vietnam Enterprise                250,000                   195,000
Investments Ltd. (a)(c)

TOTAL COMMON STOCKS                           80,653,738
(Cost $63,041,511)

PREFERRED STOCKS - 0.6%



CONVERTIBLE PREFERRED STOCKS
- 0.5%

THAILAND - 0.5%

Siam Commercial Bank PLC          405,100                   458,851
5.25% (a)

NONCONVERTIBLE PREFERRED
STOCKS - 0.1%

TAIWAN - 0.1%

Taishin International Bank (a)    150,628                   47,487

TOTAL PREFERRED STOCKS                        506,338
(Cost $415,650)

CASH EQUIVALENTS - 1.3%

                                 SHARES                    VALUE (NOTE 1)

Taxable Central Cash Fund,        1,087,890                $ 1,087,890
5.21% (b) (Cost $1,087,890)

TOTAL INVESTMENT PORTFOLIO -                                82,247,966
96.0%
(Cost $64,545,051)

NET OTHER ASSETS - 4.0%                                     3,411,358

NET ASSETS - 100%                            $ 85,659,324

LEGEND
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,475,310 or 1.7% of net assets.
INCOME TAX INFORMATION
At October 31, 1999, the aggregate
cost of investment securities for income tax purposes was $65,105,922. Net unrealized appreciation aggregated $17,142,044, of which $23,978,650 related to appreciated investment securities and $6,836,606 related to depreciated investment securities.
At October 31, 1999, the fund had a capital loss carryforward of approximately $9,407,000 all of which will expire on October 31, 2006. MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Net Assets
BASIC INDUSTRIES              7.6%

CASH EQUIVALENTS              1.3

CONSTRUCTION & REAL ESTATE    10.4

DURABLES                      2.7

ENERGY                        0.4

FINANCE                       19.0

HEALTH                        0.9

HOLDING COMPANIES             1.5

INDUSTRIAL MACHINERY &        6.1
EQUIPMENT

MEDIA & LEISURE               3.3

NONDURABLES                   2.9

RETAIL & WHOLESALE            1.3

SERVICES                      0.4

TECHNOLOGY                    18.6

TRANSPORTATION                5.6

UTILITIES                       14.0

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
 OCTOBER 31, 1999

ASSETS

Investment in securities, at                $ 82,247,966
value (cost $64,545,051) -
See accompanying schedule

Foreign currency held at                     3,883,182
value (cost $3,834,020)

Receivable for investments                   1,876,544
sold

Receivable for fund shares                   102,257
sold

Dividends receivable                         145,958

Interest receivable                          469

Other receivables                            182,634

Prepaid expenses                             29,122

 TOTAL ASSETS                                88,468,132

LIABILITIES

Payable for investments        $ 1,487,385
purchased

Payable for fund shares         505,114
redeemed

Accrued management fee          66,533

Distribution fees payable       19,264

Other payables and accrued      730,512
expenses

 TOTAL LIABILITIES                           2,808,808

NET ASSETS                                  $ 85,659,324

Net Assets consist of:

Paid in capital                             $ 78,719,094

Accumulated net investment                   (40,690)
(loss)

Accumulated undistributed net                (10,768,400)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                  17,749,320
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS                                  $ 85,659,324

STATEMENT OF ASSETS AND LIABILITIES - CONTINUED
 OCTOBER 31, 1999

CALCULATION OF MAXIMUM              $15.01
OFFERING PRICE CLASS A:  NET
ASSET VALUE and redemption
price per share
($82,491,587 (divided by)
5,494,360 shares)

Maximum offering price per          $15.93
share (100/94.25 of $15.01)

CLASS T:  NET ASSET VALUE and       $15.01
redemption price per share
($1,405,183 (divided by)
93,640 shares)

Maximum offering price per          $15.55
share (100/96.50 of $15.01)

CLASS B:  NET ASSET VALUE and       $14.98
offering price per share
($976,687 (divided by)
65,204 shares) A

CLASS C:  NET ASSET VALUE and       $14.97
offering price per share
($614,067 (divided by)
41,012 shares) A

INSTITUTIONAL CLASS:  NET           $15.03
ASSET VALUE, offering price
and redemption price   per
share ($171,800 (divided by)
11,433 shares)

A REDEMPTION PRICE PER SHARE IS EQUAL TO NET ASSET VALUE LESS ANY
APPLICABLE CONTINGENT DEFERRED SALES CHARGE.
STATEMENT OF OPERATIONS
 YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME                             $ 1,613,257
Dividends

Interest                                       41,905

                                               1,655,162

Less foreign taxes withheld                    (140,826)

 TOTAL INCOME                                  1,514,336

EXPENSES

Management fee                   $ 736,123
 Basic fee

 Performance fee                  154,791

Transfer agent fees               85,576

Distribution fees                 87,872

Accounting fees and expenses      120,271

Non-interested trustees'          53,583
compensation

Custodian fees and expenses       216,783

Registration fees                 97,749

Audit                             73,174

Legal                             36,372

Amortization of organization      12,750
expenses

Interest                          3,429

Reports to shareholders           2,024

Miscellaneous                     24,424

 Total expenses before            1,704,921
reductions

 Expense reductions               (22,640)     1,682,281

NET INVESTMENT INCOME (LOSS)                   (167,945)

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            5,366,159

 Foreign currency transactions    (52,560)     5,313,599

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            31,165,447

 Assets and liabilities in        49,577       31,215,024
foreign currencies

NET GAIN (LOSS)                                36,528,623

NET INCREASE (DECREASE) IN                    $ 36,360,678
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                               YEAR ENDED OCTOBER 31, 1999  YEAR ENDED OCTOBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment      $ (167,945)                  $ 213,819
income (loss)

 Net realized gain (loss)       5,313,599                    (15,885,137)

 Change in net unrealized       31,215,024                   4,488,149
appreciation (depreciation)

 NET INCREASE (DECREASE) IN     36,360,678                   (11,183,169)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders   -                            (528,705)
From net investment income

 In excess of net investment    -                            (231,533)
income

 From net realized gain         -                            (960,172)

 In excess of net realized      -                            (484,281)
gain

 TOTAL DISTRIBUTIONS            -                            (2,204,691)

Share transactions - net        (17,308,082)                 (9,092,460)
increase (decrease)

Redemption fees                 856,162                      129,240

  TOTAL INCREASE (DECREASE)     19,908,758                   (22,351,080)
IN NET ASSETS

NET ASSETS

 Beginning of period            65,750,566                   88,101,646

 End of period (including      $ 85,659,324                 $ 65,750,566
accumulated net investment
loss of $40,690 and
$140,672, respectively)


FINANCIAL HIGHLIGHTS - CLASS A

YEARS ENDED OCTOBER 31,          1999 I    1998       1997       1996       1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 9.61    $ 11.59    $ 15.94    $ 13.94    $ 16.01
of period

Income from Investment
Operations

Net investment income (loss) B    (.03)     .03        .01        .01        .01

Net realized and unrealized       5.30      (1.73)     (3.94)     2.05       (1.83)
gain (loss)

Total from investment             5.27      (1.70)     (3.93)     2.06       (1.82)
operations

Less Distributions

From net investment income        -         (.07)      (.01)      (.01)      (.04)

In excess of net  investment      -         (.03)      -          (.05)      (.09)
income

From net realized gain            -         (.13)      (.41)      -          (.10)

In excess of net realized gain    -         (.06)      -          -          (.02)

Total distributions               -         (.29)      (.42)      (.06)      (.25)

Redemption fees added to paid     .13       .01 F      - D        -          -
 in capital

Net asset value, end of period   $ 15.01   $ 9.61     $ 11.59    $ 15.94    $ 13.94

TOTAL RETURN A, H                 56.19%    (14.43)%   (25.23)%   14.81%     (11.21)% E

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 82,492  $ 65,751   $ 88,102   $ 134,614  $ 117,754
(000 omitted)

Ratio of expenses to average      2.04% G   2.57%      1.72%      1.63%      1.68%
net assets

Ratio of expenses to average      2.03% C   2.54% C    1.71% C    1.63%      1.68%
net assets after expense
reductions

Ratio of net investment           (.22)%    .30%       .03%       .09%       .08%
income (loss) to average net
assets

Portfolio turnover                62%       42%        55%        63%        69%


A TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
B NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE CLASS' EXPENSES.
D THE FUND INCURRED EXPENSES OF $.01 PER SHARE IN CONNECTION WITH ITS TENDER OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE TENDER OFFER.
E THE TOTAL RETURNS INCLUDE THE EFFECT OF A CORRECTION TO DIVIDEND REINVESTMENT METHODOLOGY.
F THE FUND INCURRED EXPENSES OF $.005 PER SHARE IN CONNECTION WITH ITS TENDER OFFER WHICH WERE OFFSET BY REDEMPTION FEES COLLECTED AS PART OF THE TENDER OFFER.
G FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
I PRIOR TO JUNE 16, 1999, THE FUND OPERATED AS A CLOSED-END MANAGEMENT INVESTMENT COMPANY. SHARES OF THE FUND EXISTING AT THE TIME OF ITS CONVERSION TO AN OPEN-ENDED MANAGEMENT INVESTMENT COMPANY WERE EXCHANGED FOR CLASS A SHARES.
FINANCIAL HIGHLIGHTS - CLASS T
YEAR ENDED OCTOBER 31,           1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.44
period

Income from Investment
Operations

Net investment income D           .13

Net realized and unrealized       .44
gain (loss)

Total from investment             .57
operations

Net asset value, end of period   $ 15.01

TOTAL RETURN B, C                 3.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,405
(000 omitted)

Ratio of expenses to average      2.25% A, F
net assets

Ratio of net investment           2.34% A
income to average net assets

Portfolio turnover                62%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS T SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - CLASS B
YEAR ENDED OCTOBER 31,           1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.44
period

Income from Investment
Operations

Net investment income D           .08

Net realized and unrealized       .46
gain (loss)

Total from investment             .54
operations

Net asset value, end of period   $ 14.98

TOTAL RETURN B, C                 3.74%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 977
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of net investment           1.38% A
income to average net assets

Portfolio turnover                62%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS B SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - CLASS C
YEAR ENDED OCTOBER 31,           1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.44
period

Income from Investment
Operations

Net investment income D           .04

Net realized and unrealized       .49
gain (loss)

Total from investment             .53
operations

Net asset value, end of period   $ 14.97

TOTAL RETURN B, C                 3.67%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 614
(000 omitted)

Ratio of expenses to average      2.75% A, F
net assets

Ratio of net investment           .75% A
income to average net assets

Portfolio turnover                62%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE CONTINGENT DEFERRED SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF CLASS C SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS
YEAR ENDED OCTOBER 31,           1999 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 14.44
period

Income from Investment
Operations

Net investment income D           .05

Net realized and unrealized       .54
gain (loss)

Total from investment             .59
operations

Net asset value, end of period   $ 15.03

TOTAL RETURN B, C                 4.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 172
(000 omitted)

Ratio of expenses to average      1.75% A, F
net assets

Ratio of net investment           .90% A
income to average net assets

Portfolio turnover                62%

A ANNUALIZED
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
C TOTAL RETURN FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD JUNE 16, 1999 (COMMENCEMENT OF SALE OF INSTITUTIONAL CLASS SHARES) TO OCTOBER 31, 1999.
F FMR AGREED TO REIMBURSE A PORTION OF THE CLASS' EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE CLASS' EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended October 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Advisor Emerging Asia Fund (the fund) is a fund of Fidelity Advisor Series VIII (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Prior to June 16, 1999, the fund operated as Fidelity Advisor Emerging Asia Fund, Inc. (the Closed-End Fund), a closed end fund with the same investment objective and substantially similar investment policies. On June 15,1999, the Closed-End Fund was reorganized as an open-end fund through a transfer of all of its assets and liabilities to the fund. Shareholders of the Closed-End Fund received Class A shares of the fund in exchange for their shares of the Closed-End Fund. Class A, Class T, Class B, Class C and Institutional Class shares of the fund were not offered prior to June 16, 1999.
The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.
The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which securities are traded are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. Foreign governments may also impose taxes on other payments or transactions with respect to foreign securities. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
The fund incurred organization expenses in connection with its initial issuance of shares. The organization expenses of $191,250 were amortized on a straight-line basis for a five-year period beginning at the commencement of operations of the fund. The organization expenses have been fully amortized as of October 31, 1999.
1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales transactions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SHORT-TERM TRADING (REDEMPTION FEES). Class A shares which were received in connection with the reorganization and were redeemed prior to November 1, 1999 were subject to a 4% short-term trading fee. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
The fund invests in new securities offered by some foreign companies by making applications in the public offering. Either all, or a portion, of the issue price is paid at the time of the application and recorded as application money for new issues. Upon allotment, this amount, plus the remaining amount of issue price, is recorded as cost of investments.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC) the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $48,854,073 and $68,735,127, respectively.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. FMR, the fund's investment adviser, receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is 0.45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. Prior to the reorganization on, June 15, 1999, FMR, the fund's investment adviser, received a fee that was computed daily at an annual rate of 1.00% of the fund's average net assets. The fee was subject to a performance adjustment (up to a maximum of (plus/minus) .25% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of 1.07% of average net assets after the performance adjustment. SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited (FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.
ADMINISTRATIVE FEE. Prior to June 16, 1999, Fidelity International Limited (FIL), an affiliate of FMR, had entered into a Fund Management Agreement with the fund to provide, or arrange to provide, administrative services to the fund including maintaining the fund's accounting records. As the fund's administrative manager, FIL received a monthly fee at an annual rate of .20% of the fund's average net assets. FIL has contracted all of these services to Fidelity Service Company, Inc., (FSC), an affiliate of FMR.
DISTRIBUTION AND SERVICE PLAN. Effective June 16, 1999, in accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate distribution plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a distribution and service fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED DISTRIBUTION AND SERVICE PLAN - CONTINUED
providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:
CLASS A    .25%

CLASS T    .50%

CLASS B    1.00%*

CLASS C    1.00%*

* .75% REPRESENTS A DISTRIBUTION FEE AND .25% REPRESENTS A SHAREHOLDER SERVICE FEE.
For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 83,642     $ 27,704

CLASS T    1,338        138

CLASS B    1,653        1,323

CLASS C    1,239        894

          $ 87,872     $ 30,059

SALES LOAD. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
SALES LOAD - CONTINUED
For the period, sales charge amounts paid to and retained by FDC were as follows:
          PAID TO FDC  RETAINED BY FDC

CLASS A   $ 6,092      $ 1,360

CLASS T    3,504        706

CLASS B    -            - *

CLASS C    -            - *

          $ 9,596      $ 2,066

* WHEN CLASS B AND CLASS C SHARES ARE INITIALLY SOLD, FDC PAYS COMMISSIONS FROM ITS OWN RESOURCES TO SECURITIES DEALERS,
 BANKS, AND OTHER FINANCIAL INSTITUTIONS THROUGH WHICH THE SALES ARE
MADE.
TRANSFER AGENT FEES. Effective June 16, 1999, the fund entered into an arrangement with Fidelity Investments Institutional Operations Company, Inc., (FIIOC). FIIOC, an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. Prior to June 16, 1999, State Street Bank and Trust Company was the fund's transfer, dividend disbursing and shareholder servicing agent. For the period, the following amounts were paid to the transfer agents:
                      AMOUNT     % OF AVERAGE NET ASSETS

CLASS A               $ 83,450+  .10

CLASS T                807       .30 *

CLASS B                692       .41 *

CLASS C                449       .36 *

INSTITUTIONAL CLASS    178       .38 *

                      $ 85,576

*  ANNUALIZED
+ Class A amount includes $12,210 paid to State Street Bank and Trust
Company.
ACCOUNTING FEES. FSC, an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,087,364. The weighted average interest rate was 5.38%.
6. EXPENSE REDUCTIONS.
Effective June 16, 1999, FMR agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:
                      FMR EXPENSE LIMITATIONS  REIMBURSEMENT

CLASS A               2.00%                    $ 11,317

CLASS T               2.25%                     674

CLASS B               2.75%                     729

CLASS C               2.75%                     318

INSTITUTIONAL CLASS   1.75%                     104

                                               $ 13,142

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $9,498 under this arrangement.
7. BENEFICIAL INTEREST.
At the end of the period, FMR was record owner of approximately 19% of the total outstanding shares of the fund.
8. SHARE TRANSACTIONS.
Transactions for each class of shares for the period are as follows:
                              SHARES                  DOLLARS

                              YEAR ENDED OCTOBER 31,  YEAR ENDED OCTOBER 31,

                              1999                    1999



CLASS A Shares sold                                   $ 1,327,477
                               88,023

Shares redeemed                (1,435,809)             (21,783,079)

Net increase (decrease)        (1,347,786)            $ (20,455,602)

CLASS T A Shares sold          173,217                $ 2,566,076

Shares redeemed                (79,577)                (1,175,670)

Net increase (decrease)        93,640                 $ 1,390,406

CLASS B A Shares sold          82,132                 $ 1,228,722

Shares redeemed                (16,928)                (254,139)

Net increase (decrease)        65,204                 $ 974,583

CLASS C A Shares sold          44,256                 $ 662,150

Shares redeemed                (3,244)                 (46,879)

Net increase (decrease)        41,012                 $ 615,271

INSTITUTIONAL CLASS A Shares   11,433                 $ 167,260
sold

Net increase (decrease)        11,433                 $ 167,260

A AMOUNTS SHOWN ARE FOR THE PERIOD JUNE 16, 1999 TO OCTOBER 31, 1999. For the period ended October 31, 1998, the Closed-End Fund repurchased 760,238 shares of common stock with a value of $9,054,435 in connection with its repurchase offer. The value of these shares has been included with the repurchase offer expenses and included in paid in capital. In addition, redemption fees of $129,240 collected as part of the repurchase offer, were accounted for as an addition to paid in capital.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series
VIII) at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of Fidelity Advisor Emerging Asia Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
December 16, 1999






INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Investments Japan Ltd.
Tokyo, Japan
Fidelity International
Investment Advisors
(U.K.) Limited, London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity Management & Research
(U.K.) Inc., London, England
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert H. Auld, Vice President
Peter F. Phillips, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Gregory T. Merz, Assistant Secretary
John H. Costello, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
William O. McCoy *
Gerald C. McDonough *
Marvin L. Mann *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson
Ned C. Lautenbach
GENERAL DISTRIBUTOR
Fidelity Distributors Corp.
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENTS
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co.
Boston, MA
FOCUS FUNDS
Fidelity Advisor Consumer
Industries Fund
Fidelity Advisor Cyclical
Industries Fund
Fidelity Advisor Financial
Services Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor Natural
Resources Fund
Fidelity Advisor Technology Fund
Fidelity Advisor Utilities Growth Fund
GROWTH FUNDS
Fidelity Advisor Latin America Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor International
Capital Appreciation Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor TechnoQuant(registered trademark)
Growth Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Value Strategies Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Retirement Growth Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Growth
Opportunities Fund
GROWTH AND INCOME FUNDS
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
TAXABLE INCOME FUNDS
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor High Income Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Mortgage
Securities Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor Short Fixed-Income Fund
MUNICIPAL FUNDS
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Intermediate Municipal Income Fund
MONEY MARKET FUNDS
Prime Fund
Treasury Fund
Tax-Exempt Fund

(registered trademark)